UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21673

The AllianceBernstein Pooling Portfolios

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph. J Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: August 31, 2012

Date of reporting period: August 31, 2012

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

AllianceBernstein Pooling Portfolios

U.S. Value

U.S. Large Cap Growth

International Value

International Growth

Short Duration Bond

Global Core Bond

(formerly Intermediate Duration Bond)

Bond Inflation Protection

High-Yield

Small-Mid Cap Value

Small-Mid Cap Growth

Multi-Asset Real Return

Volatility Management

August 31, 2012

Annual Report

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the
Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your
AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at
www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”)
website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the
Commission’s Public Reference Room in Washington, DC; information on the operation of the Public
Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

October 23, 2012

Annual Report

This report provides management’s discussion of fund performance for the AllianceBernstein Pooling Portfolios (collectively, the “Portfolios”; individually, the “Portfolio”) for the annual reporting period ended August 31, 2012.

The tables on pages 22-33 show each Portfolio’s performance for the six- and 12-month periods ended August 31, 2012, compared to their respective benchmarks. Additional performance can be found on pages 34-36. Each Portfolio’s benchmark is as follows: U.S. Value Portfolio—Russell 1000 Value Index; U.S. Large Cap Growth Portfolio—Russell 1000 Growth Index; International Value Portfolio—Morgan Stanley Capital International (“MSCI”) All Country World Index (“ACWI”) ex-U.S.; International Growth Portfolio—MSCI ACWI ex-U.S.; Short Duration Bond Portfolio—Bank of America Merrill Lynch (“BofA ML”) 1-3 Year U.S. Treasury Index; Global Core Bond Portfolio—Barclays Capital (“BC”) Global Aggregate Bond Index (U.S. dollar hedged); Bond Inflation Protection Portfolio—BC 1-10 Year Treasury Inflation Protected Securities (“TIPS”) Index; High-Yield Portfolio—BC U.S. High Yield 2% Issuer Cap Index; Small-Mid Cap Value Portfolio—Russell 2500 Value Index; Small-Mid Cap Growth Portfolio—Russell 2500 Growth Index; Multi-Asset Real Return Portfolio—MSCI All Country (“AC”) World Commodity Producers Index; Volatility Management—MSCI ACWI.

Market Review

Volatility continued throughout the annual period, as global markets remained highly correlated with ongoing European debt sentiment and perceptions of the overall health of the global economy. Investor confidence improved dramatically in the first quarter of 2012, after the European Central Bank (“ECB”) took decisive moves to stem the euro-area crisis. The ECB’s long-term refinancing operation provided liquidity to regional banks early in the period, reducing the risk of a banking crisis. Additionally, signs of improving economic momentum in the first quarter—particularly in the U.S.—also buoyed investor sentiment. Stocks rose across the globe and corporate debt outperformed governments early in the period.

In the second quarter of 2012, however, the pendulum swung back to “risk off” as the European debt crisis intensified, growth in China moderated and the pace of U.S. economic growth showed signs of slowing. Government yields fell dramatically, with U.S. Treasury and German bund yields setting new record lows. Investors were troubled by three main developments: first, euro-area economic data deteriorated as severe fiscal austerity in many member nations stifled growth; second, the slowdown in Europe started to hurt emerging-market economies such as China and Brazil by reducing demand for their exports; and third, the U.S. economy displayed signs of weakness, with public-sector cuts weighing on growth and softer global demand

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	1

dampening exports. Additionally, investors began to worry about U.S. fiscal issues, spending cuts and tax hikes, especially since many tax laws are set to expire at the end of the year (the “fiscal cliff”).

Risk aversion in the second quarter was short-lived again, as financial markets swung back to “risk on” in July and August. Investor sentiment was boosted by speculation that the ECB would embark on an ambitious bond-buying program to help underpin the finances of European governments in the peripheral countries. Equity markets around the globe moved higher in reaction to central banks’ moves to boost liquidity, while fixed-income markets posted strong positive returns helped by historically low interest rates.

U.S. Value Portfolio

Investment Objective and Policies

The Portfolio seeks long-term growth of capital. The Portfolio invests primarily in a diversified portfolio of equity securities of U.S. companies, emphasizing investments in companies that AllianceBernstein L.P. (the “Adviser”) believes are undervalued. The Portfolio uses the fundamental value approach of the Adviser’s Bernstein unit (“Bernstein”). This fundamental value approach seeks to identify investments that are considered to be undervalued because they are attractively priced relative to future earnings power and dividend-paying capability. The Adviser relies heavily on the fundamental analysis and research of Bernstein’s large internal research staff in making investment decisions for the Portfolio. Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities of U.S. companies.

Investment Results

The Portfolio rose in absolute terms but underperformed its benchmark, the Russell 1000 Value Index, for both the six-and 12-month periods ended August 31, 2012. For the 12-month period, security selection drove the deficit, particularly in the financial, technology and healthcare sectors. Sector selection was positive, which helped to offset some of these losses. An underweight in financial and overweight in the healthcare sectors were beneficial to returns. For the six-month period, security selection was the main source of underperformance, particularly in the finance, technology and consumer cyclicals sectors. Sector selection was flat, as the positive impact of an overweight in healthcare was offset by the negative impact of an overweight in the technology sector. The Portfolio did not employ leverage or derivatives during the six- or 12-month periods.

The Portfolio has navigated current market conditions by investing across a wide range of sectors with an eye toward risk control in light of the recent volatility. The large move, together with investors’ focus on macroeconomic factors rather than company specific issues, has created wide dispersion in valuations. The Portfolio is positioned in stocks that combine low valuation, both absolute and relative to the market, together with high quality as characterized by cash flow and balance sheet strength.

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U.S. Large Cap Growth Portfolio

Investment Objective and Policies

The Portfolio seeks long-term growth of capital. The Portfolio invests primarily in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth. The Adviser tends to focus on companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities of large-capitalization U.S. companies. For these purposes, “large-capitalization U.S. companies” are those that, at the time of investment, have market capitalizations within the range of market capitalizations of companies appearing in the Russell 1000 Growth Index.

The Portfolio normally will invest in common stocks of companies with market capitalizations of at least $5 billion at the time of purchase. The Portfolio thus differs from more typical equity mutual funds by focusing on a relatively small number of intensively researched companies. The Portfolio also may invest in non-U.S. securities.

Investment Results

The Portfolio rose in absolute terms yet underperformed its benchmark, the Russell 1000 Growth Index, for both the six- and 12-month periods ended August 31, 2012. For both periods, stock selection was the largest detractor from returns. In a period when investors seeking short-term safety favored less volatile stocks with stable earnings, the Portfolio’s emphasis on stocks with superior forecast earnings growth over the long term detracted from performance. In this setting, stock selection detracted most from relative returns, but the Portfolio’s large underweight in the stable, yet low-growth, consumer staples sector also detracted.

For both periods, stock selection was weakest in the energy and financial sectors. Stock selection in the industrials sector benefited the Portfolio for both periods, as did an overweight to the energy sector. The Portfolio did not utilize derivatives during the six- or 12-month periods.

The Large Cap Growth Investment Team (the “Team”) remains confident that the Portfolio’s strategy will succeed as the market comes to recognize the benefits of the Portfolio’s focus on superior long-term earnings growth as well as profitability and balance sheet flexibility. In the Team’s view, the most severe overhang on the capital markets at present is the European sovereign debt crisis. While the Team is cautiously optimistic about the latest rescue plan, it is mindful that such plans can unravel. The Team’s belief has always been that any rescue plan put forth by European leaders must address the structural imbalances of the euro area that precipitated the crisis, and provide a strategy to spur economic growth in the region. The Team believes that, if the rescue plan does not do both, then global financial markets will continue to be roiled by spiking volatility and protracted

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	3

periods of high correlation among stocks as Europe’s policymakers lurch from one crisis management situation to the next.

The Portfolio is constructed in such a way as to reduce exposure to economically-sensitive stocks. In line with the Portfolio’s investment philosophy, the Team continues to identify companies with high growth rates, healthy returns on equity and valuations that, in the Team’s view, do not adequately capture their upside potential.

International Value Portfolio

Investment Objective and Policies

The Portfolio seeks long-term growth of capital. The Portfolio invests primarily in a diversified portfolio of equity securities of established companies selected from more than 40 industries and from more than 40 developed and emerging market countries. These countries currently include the developed nations in Europe and the Far East, Canada, Australia and emerging market countries worldwide. Under normal market conditions, the Portfolio invests significantly (at least 40%, unless market conditions are not deemed favorable by the Adviser) in securities of non-U.S. companies. In addition, the Portfolio invests, under normal market conditions, in companies in at least three countries other than the United States.

The Portfolio invests in companies that the Adviser determines are undervalued, using a fundamental value approach. In selecting securities for the Portfolio, the Adviser uses its fundamental and quantitative research to identify companies whose stocks are priced low in relation to their perceived long-term earnings power.

The Portfolio may invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multi-national companies and “semi-governmental securities”, and enter into forward commitments. The Portfolio may enter into derivatives transactions, such as options, futures, forwards and swap agreements.

Investment Results

Effective January 1, 2012, the Portfolio’s benchmark was changed from the MSCI Europe, Australasia and Far East (“EAFE”) Index to the MSCI ACWI ex-U.S. because the holdings of the new index more closely reflect the Portfolio’s investment strategy.

The Portfolio declined in absolute terms and underperformed its current and prior benchmarks for both the six- and 12-month periods ended August 31, 2012. For the 12-month period, most of the underperformance was driven by security selection, particularly in the technology, industrial commodities and consumer cyclicals sectors; sector selection and currency selection were also negative. Overweights in the capital equipment and technology sectors hurt returns, as did an underweight in the Japanese yen.

During the six-month period, security selection drove the deficit; sector selection and currency selection were also negative. Stock selection in technology and consumer cyclicals sectors

4	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

hurt performance, as did an underweight in consumer staples and an overweight in technology. An underweight in the Japanese yen also detracted.

The Portfolio utilized derivatives in the form of futures for hedging purposes, which detracted from performance for the six-month period and added for the 12-month period; and forwards and purchased options for hedging and non-hedging purposes which had a negative impact during both periods. The Portfolio did not employ leverage.

The Portfolio invests opportunistically across a wide range of countries and sectors, with an eye toward risk control in light of recent volatility. The Portfolio is positioned to capture the potential in undervalued companies recovering from the recent market downturn that exhibit strong free cash flows and solid balance sheets.

International Growth Portfolio

Investment Objective and Policies

The Portfolio’s investment objective is long-term growth of capital. The Portfolio invests primarily in an international portfolio of companies selected by the Adviser whose growth potential appears likely to outpace market expectations. The Adviser’s growth analysts use proprietary research to seek to identify companies that grow while creating a significant amount of “economic value”. These companies typically exhibit solid, durable growth; strong, sustainable competitive advantages; high return on invested capital and robust free cash flow.

The Portfolio invests, under normal circumstances, in the equity securities of companies located in at least three countries (and normally substantially more) other than the United States. The Portfolio invests in securities of companies in both developed and emerging market countries. Geographic distribution of the Portfolio’s investments among countries or regions also will be a product of the stock selection process rather than a predetermined allocation. The Portfolio may also invest in synthetic foreign equity securities, which are types of warrants used internationally that entitle a holder to buy or sell underlying securities. The Adviser expects that normally the Portfolio will tend to emphasize investments in larger-capitalization companies.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. The Adviser may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge a portion of its currency risk, the Portfolio may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

Investment Results

Effective January 1, 2012, the Portfolio’s benchmark was changed from the

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	5

MSCI EAFE Index to the MSCI ACWI ex-U.S. because the holdings of the new index more closely reflect the Portfolio’s investment strategy.

For both the six- and 12-month periods ended August 31, 2012, the Portfolio declined in absolute terms and underperformed its current and prior benchmarks. For the 12-month period, security selection was responsible for most of the deficit. Sector positioning and currency exposure were also negative. Stock selection in the materials and consumer-related sectors undercut relative performance, as did the underweight exposure to the healthcare sector. Underweight exposure to the materials sector, along with stock selection in the energy and industrials sectors, muted some of the losses.

During the six-month period, currency exposure, security selection and sector positioning combined to drive the deficit. Stock selection in the consumer-related sectors detracted, as did an underweight exposure to the yen. Stock selection in the industrial sector, along with an underweight exposure to the materials sector, mitigated some of the losses.

During both periods, the Portfolio utilized derivatives in the form of written options for hedging purposes, which added to performance, and purchased options for hedging purposes, which detracted. Foreign currency forwards for hedging and non-hedging purposes were also employed during both periods, which had a negative impact on performance. The Portfolio did not employ leverage.

The Portfolio focuses on companies with solid, durable growth, sustainable competitive advantages and high return on invested capital. The superior longer-term growth potential of these holdings is bolstered by exposure to powerful long-term secular trends, such as the rising affluence and elevated spending habits of the middle-class consumer in developing countries. At the same time, the Portfolio remains underweight in some of the riskier areas of the market, including parts of the financials sector, where further fundraising and restructuring may continue to depress share prices. The Portfolio also remains generally underweight in the euro zone, where uncertainty over the economic and currency outlooks may likely persist.

Short Duration Bond Portfolio

Investment Objective and Policies

The Portfolio seeks a moderate rate of income that is subject to taxes. The Portfolio may invest in many types of fixed-income securities, including corporate bonds, notes, U.S. government and agency securities, asset-backed securities, mortgage-related securities, and inflation-protected securities, as well as other securities of U.S. and non-U.S. issuers. Under normal circumstances, the Portfolio invests at least 80% of its net assets in fixed-income securities. The Portfolio may invest up to 20% of its total assets in debt securities denominated in currencies other than the U.S. dollar. The Portfolio may also invest up to 20% of its assets in hybrid instruments, which have characteristics of futures, options, currencies and securities. The Portfolio seeks to maintain a relatively

6	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

short duration of one to three years under normal market conditions. The Portfolio may invest in variable, floating, and inverse floating rate investments. The Portfolio may also invest in zero-coupon and interest-only or principal-only securities.

Investment Results

The Portfolio gained in absolute terms and outperformed its benchmark, the BofA ML 1-3 Year U.S. Treasury Index, for both the six- and 12-month periods ended August 31, 2012. For both periods, exposure to spread product, specifically agency mortgage pass-throughs, asset-backed securities, commercial mortgage-backed securities (“CMBS”) and investment-grade corporates, contributed positively as non-government sectors outperformed. Yield curve positioning also contributed positively, helped by an overweight position in intermediate maturities.

During both periods, the Portfolio utilized derivative instruments including Treasury futures in order to manage duration and yield curve positioning. Currency forwards were also utilized for hedging purposes, which had an immaterial impact on the Portfolio.

Global Core Bond Portfolio (formerly Intermediate Duration Bond Portfolio)

Investment Objective and Policies

Effective December 31, 2011, the Portfolio changed its name from AllianceBernstein Intermediate Duration Bond Portfolio to AllianceBernstein Global Core Bond Portfolio, eliminated its policy of limiting its investments in debt securities denominated in currencies other than the U.S. dollar to 20% of its total assets, and adopted non-fundamental policies to invest at least 40% of its assets in securities of non-U.S. issuers. The performance information shown includes periods prior to implementation of these changes and may not be representative of performance the Portfolio will achieve under its new policies.

The Portfolio seeks a moderate to high rate of income that is subject to taxes. The Portfolio invests, under normal circumstances, at least 80% of its net assets in fixed-income securities. Fixed-income securities include, among other things, bonds. Under normal market conditions, the Portfolio invests at least 40% of its assets in fixed-income securities of non-U.S. issuers. In addition, the Portfolio invests, under normal circumstances, in the fixed-income securities of issuers located in at least three countries.

The Portfolio may invest in fixed-income securities with any maturity or duration. The Portfolio may invest in mortgage-related and other asset-backed securities, loan participations, inflation-protected securities, structured securities, variable, floating, and inverse floating rate instruments and preferred stock, and may use other investment techniques. The Portfolio may hedge a significant portion of its currency exposure. The Portfolio may also invest in other derivatives, including, without limitation, forward futures, credit default swaps and interest rate swaps. The Portfolio may,

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	7

among other things, enter into transactions such as reverse repurchase agreements and dollar rolls.

Investment Results

Effective January 1, 2012, the Portfolio’s benchmark was changed from the BC U.S. Aggregate Bond Index to the BC Global Aggregate Bond Index (U.S. dollar hedged) because the holdings of the new index more closely reflect the Portfolio’s investment strategy.

The Portfolio gained in absolute terms and outperformed its current and prior benchmarks for both the six- and 12-month periods ended August 31, 2012. For the 12-month period, sector allocation and yield curve positioning drove the outperformance. Overall yield curve positioning, helped by an overweight in the intermediate area of the U.S. curve, contributed positively. Sector allocation was helped by an underweight to governments and an overweight to U.S. corporates and CMBS. Overall security selection detracted for the period, specifically selection within government agency, agency mortgage and CMBS holdings. Country exposure was a modest positive, as an underweight to Japan and overweight to South Africa was partially offset by an underweight to Europe.

For the six-month period, security selection and country positioning were the primary positive drivers. Within the Portfolio’s country positioning, an underweight to Japan and overweight to South Africa contributed positively. Within security selection, an underweight to peripheral Europe and individual holdings within investment-

grade corporate exposure added to relative returns. Selection in agency mortgage positions was a slight negative. Within the Portfolio’s sector allocation, an overweight to U.S. corporates and exposure to CMBS were both positive. Overall yield curve positioning, helped by an overweight to the intermediate part of the U.S. yield curve, also added to relative returns.

During both periods, the Portfolio utilized derivative instruments including Treasury futures in order to manage duration and yield curve positioning. The Portfolio also utilized currency forwards for hedging purposes, resulting in no currency impact, and credit default swaps for non-hedging purposes, which detracted slightly.

Bond Inflation Protection Portfolio

Investment Objective and Policies

The Portfolio’s investment objective is to maximize real return without assuming what the Adviser considers to be undue risk. The Portfolio pursues its objective by investing principally in TIPS directly or by gaining indirect exposure to TIPS through derivatives transactions such as total return swaps linked to TIPS. The Portfolio may invest in other fixed-income investments such as U.S. and non-U.S. government securities, corporate fixed-income securities and mortgage-related securities, as well as derivatives linked to such securities.

Under normal circumstances, the Portfolio invests at least 80% of its net assets in fixed-income securities. While the Portfolio invests principally in investment-grade securities, it may

8	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

invest up to 15% of its total assets in fixed-income securities rated BB or B, or the equivalent by at least one national ratings agency (or deemed by the Adviser to be of comparable credit quality) which are not investment-grade (“junk bonds”). The Portfolio may also invest in other inflation-indexed securities, issued by both U.S. and non-U.S. issuers, and in derivative instruments linked to these securities, such as options, futures, forwards or swap agreements. The Portfolio may also invest in loan participations, structured securities, asset-backed securities, variable, floating, and inverse floating rate instruments, and preferred stock, and may use other investment techniques. The Portfolio may invest in fixed-income securities of any maturity and duration.

Investment Results

The Portfolio gained in absolute terms and outperformed its benchmark, the BC 1-10 Year TIPS Index, for both the six- and 12-month periods ended August 31, 2012. For both periods, exposure to spread sectors—specifically investment grade corporates, CMBS and asset-backed securities, were the primary positive drivers to the relative outperformance. As part of the Portfolio’s credit positioning during the period, credit default swaps were utilized, which had an immaterial impact on performance.

Overall currency positioning was a modest detractor for both periods. For the 12-month period, long positions in the Norwegian krone and Indian rupee, as well as short positions in the euro and Canadian dollar, were mostly offset by a short in the Japanese yen and long position in the Mexican peso. For the six-month period, long positions in the Australian dollar, Indian rupee, Norwegian krone and Swedish krona detracted from performance. A short position in the euro contributed positively, offsetting some of the Portfolio’s long positions. The Portfolio utilized currency forwards to implement its overall currency strategy during both periods.

As interest rates declined significantly, the Portfolio’s longer-duration positioning contributed positively for both the six- and 12-month periods, as did an overweight to the intermediate part of the curve. During both periods, Treasury futures and interest rate swaps were utilized in order to manage duration and yield curve positioning. The Portfolio also utilized leverage through reverse repurchase agreements, which enhanced returns.

High-Yield Portfolio

Investment Objective and Policies

The Portfolio seeks a high total return by maximizing current income and, to the extent consistent with that objective, capital appreciation. Under normal circumstances, the Portfolio invests at least 80% of its net assets in high-yield debt securities. The Portfolio invests in a diversified mix of high-yield, below-investment grade debt securities, known as “junk bonds.” The Portfolio seeks to maximize current income by taking advantage of market developments, yield disparities and variations in the creditworthiness of issuers. The Portfolio may invest in debt securities with a range of maturities from short- to long-term. The Portfolio may also

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	9

invest in U.S. dollar-denominated and non-U.S. dollar denominated foreign fixed-income securities, as well as mortgage-related and other asset-backed securities, loan participations, inflation-protected securities, structured securities and preferred stocks. The Portfolio may use leverage for investment purposes by entering into transactions such as reverse repurchase agreements and dollar rolls. The Portfolio may invest in variable, floating, and inverse floating rate investments. The Portfolio may also invest in zero-coupon and interest-only or principal-only securities.

Investment Results

The Portfolio posted solid absolute returns and outperformed its benchmark, the BC U.S. High Yield 2% Issuer Cap Index, for both the six- and 12-month periods ended August 31, 2012. For the 12-month period, overall security selection was the primary positive driver; basic industry, capital goods, media, consumer non-cyclicals and technology sectors were all positive contributors. An overweight to subordinated financials within the capital structure detracted from relative performance, as did security selection in airlines. An allocation to CMBS and asset-backed securities contributed positively.

For the six-month period, overall security selection was again a significant positive; basic industry, capital goods, media, consumer non-cyclical and technology sectors were all positive. Offsetting some of those gains were selections in banks and finance, as well as the Portfolio’s overall lower beta positioning.

Within the Portfolio’s derivative positions during both periods, credit default swaps for hedging and non-hedging purposes contributed positively, while interest rate swaps had an immaterial impact. The Portfolio also utilized currency forwards for hedging purposes, resulting in no currency impact. Written options were utilized for hedging purposes, which had a positive impact during both periods.

Small-Mid Cap Value Portfolio

Investment Objective and Policies

The Portfolio seeks long-term growth of capital. The Portfolio invests primarily in a diversified portfolio of equity securities of small- to mid-capitalization U.S. companies, generally representing 60-125 companies. Under normal circumstances, the Portfolio invests at least 80% of its net assets in small- to mid-cap companies. The Portfolio may invest in securities issued by non-U.S. companies and enter into forward commitments. The Portfolio may enter into derivatives transactions, such as options, futures, forwards and swap agreements.

Investment Results

For the 12-month period ended August 31, 2012, the Portfolio increased in absolute terms yet underperformed its benchmark, the Russell 2500 Value Index. Holdings in the financials and housing sectors detracted, as well as the consumer cyclicals sector. An overweight in technology and underweights in housing and financials sectors also contributed to the decline. This was offset somewhat by positive stock selection in the energy, consumer staples and utilities sectors.

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During the six-month period ended August 31, 2012, the Portfolio increased in absolute terms but underperformed its benchmark. Holdings in the financials and technology sectors were the main drivers of the decline; an overweight in technology and underweights in the financials and utilities sectors also contributed to the underperformance. Positive stock selection in the energy, consumer staples and utilities sectors, as well as an overweight in consumer cyclicals, helped offset the lag somewhat. The Portfolio did not utilize leverage or derivatives during the six- or 12-month periods.

The current economic climate has allowed the Portfolio to invest opportunistically in undervalued companies with solid fundamentals, without sacrificing the Portfolio’s deep-value discipline. As the economy remains unsettled, the Portfolio’s emphasis continues to be at the stock-specific level, where the trend is focused on attractively-valued companies with solid balance sheets and strong free cash flow.

Small-Mid Cap Growth Portfolio

Investment Objective and Policies

The Portfolio seeks long-term growth of capital. The Portfolio invests primarily in a diversified portfolio of equity securities with relatively smaller capitalizations as compared to the overall market. Under normal circumstances, the Portfolio invests at least 80% of its net assets in the equity securities of small- and mid-capitalization U.S. companies. For these purposes, “small- and mid-capitalization companies” are generally those companies that, at the time of investment, fall within the lowest 25% of the total U.S. equity market capitalization (excluding, for purposes of this calculation, companies with market capitalizations of less than $10 million). As of October 31, 2011, there were approximately 4,400 companies within the lowest 25% of the total U.S. equity market capitalization (excluding companies with market capitalizations of less than $10 million) with market capitalizations ranging from $10 million to $12.5 billion. In the future, the Portfolio may define small- and mid-capitalization companies using a different classification system.

Investment Results

The Portfolio outperformed its benchmark, the Russell 2500 Growth Index, for both the six- and 12-month periods ended August 31, 2012, driven by strong stock selection. For the 12-month period, stock selection was positive in every sector except for the healthcare and industrials sectors, which detracted from performance. For the six-month period, positive stock selection in the consumer/commercial services, energy and technology sectors contributed, while financial and industrials holdings detracted.

Sector allocations, which are the result of the Portfolio’s bottom-up stock selection process, remained muted compared to the benchmark and did not have a meaningful impact on relative returns in either period. As of August 31, 2012, the largest overweights were in the energy and healthcare sectors, while the largest underweights were in the financial and industrial sectors. The Portfolio did not use leverage or derivatives during the six- or 12-month periods.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	11

Despite the global uncertainties that are impacting the U.S. economy, there are signs that the housing market has begun to recover and the balance sheets of U.S. consumers and corporations are stronger than they have been in years. While bottom-up economic inputs are more guarded, they point to continued growth, albeit at a more modest pace than previously expected. Small- and mid-cap growth stocks have followed a similar performance trajectory in 2012 to that experienced by investors in 2011. However, investor expectations as captured by risk appetites, valuations and forecasted earnings growth reflect a far greater degree of uncertainty than was the case at this time last year.

Although analysts have revised down earnings growth forecasts for small- and mid-cap growth companies overall, the Small/Mid Cap Growth Team’s (the “Team’s”) research continues to uncover smaller-cap growth stocks with attractive growth attributes. The Portfolio owns companies with more positive earnings revisions and more upward earnings surprise than the broader smaller-cap growth universe. The Portfolio’s relative exposure to these attractive growth attributes is well above its long-term average. Furthermore, stocks with the growth attributes the Team seeks (superior earnings growth, positive earnings revisions and upward earnings surprise) continue to trade at historically attractive valuations. Despite the market uncertainty, the Team continues to find small-and mid-cap growth companies with strong prospective growth attributes whose stock prices have attractive valuations.

Multi-Asset Real Return Portfolio

Investment Objective and Policies

The Portfolio seeks to maximize real return over inflation. The Portfolio pursues an aggressive investment strategy involving a variety of asset classes. The Portfolio invests primarily in instruments that the Adviser expects to outperform broad equity indices during periods of rising inflation. Under normal circumstances, the Portfolio invests its assets principally in the following instruments that, in the judgment of the Adviser, are affected directly or indirectly by the level and change in rate of inflation: inflation-protected fixed-income securities, such as TIPS, and similar bonds issued by governments outside of the U.S., commodities, equity securities such as commodity-related stocks, real estate securities, utility securities, infrastructure related securities, securities and derivatives linked to the price of other assets (such as commodities, stock indices and real estate) and currencies. The Portfolio seeks inflation protection from global investments, both in developed and emerging market countries.

The Portfolio invests in both dollar and non-dollar denominated securities. The Portfolio may invest in currencies for hedging or investment purposes, both in the spot market and through long- or short positions in currency-related derivatives. The Portfolio may invest in derivatives such as options, futures, forwards, swap agreements or structured notes. The Portfolio may seek to gain exposure to physical commodities traded in the commodities markets through investments in a variety of

12	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

derivative instruments, including commodity index-linked notes.

Investment Results

During the six- and 12-month periods ended August 31, 2012, the Portfolio registered negative absolute returns but outperformed its benchmark, the MSCI AC World Commodity Producers Index. For the 12-month period, relative performance was driven primarily by the Portfolio’s strategic allocation to real estate equities, partially offset by the strategic allocation to commodity futures. Active management within both the natural resource equities and commodity futures allocations also contributed positively to performance, while security and sector selection decisions within real estate were a modest detractor. Within the commodity futures allocation, value was added by curve positioning and security selection decisions. The Portfolio’s “top-down” active decisions, including asset allocation and risk management, as well as currency and collateral management strategies, contributed positively overall to relative performance.

For the six-month period, outperformance was driven primarily by the Portfolio’s strategic exposures to real estate equities and the commodity futures asset class, both of which contributed positively to relative performance (exposure to commodity futures was obtained via commodity index swaps, commodity futures and options on commodity futures). Within the Portfolio’s natural resources equities allocation, active management contributed positively to performance. The Portfolio also

benefited from active security and sector selection decisions within the commodity futures allocation, while active decisions within the real estate allocation detracted from performance. Positive contributions from top-down collateral management and currency management strategies were offset by asset allocation and risk management decisions, resulting in a negative contribution to relative performance from top-down active management over the six-month period.

The Portfolio utilized derivatives including interest rate swaps for hedging purposes, which detracted from performance during both the six- and 12-month periods; purchased options for hedging and non-hedging purposes, which detracted for both periods; futures for hedging and non-hedging purposes, which contributed for both periods; forwards for hedging and non-hedging purposes, as part of its currency management strategies, which contributed for both periods; written options for hedging and non-hedging purposes, which contributed for both periods; and total return swaps for hedging and non-hedging purposes, which detracted for both periods.

By the end of the third quarter of 2011, following on the heels of a severe correction across most risk markets, the Real Asset Strategy Team (the “Team”) took the view that the selloff was potentially overdone. In response, the Team increased risk exposures over the course of the fourth quarter, first in commodity

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	13

futures, then in commodity-related equities, and finally within the real estate allocation. By year-end 2011, the Team was targeting a small overweight in commodity-related equities and modest underweights in both real estate and commodity futures.

Global commodity prices declined virtually across the board through May 2012, as markets appeared to price in the belief that China’s long-term growth rate may be reaching a plateau even as concerns of a near-term hard landing abated. Corresponding fears about overcapacity among commodity producers hit natural resource equities even harder, while real estate stocks were mostly able to buck the trend, as investors continued to bid up assets with comparatively higher yields in an environment of record low interest rates. The Team continued to target a roughly neutral risk profile (aside from the purchase of some modest downside put protection against an extreme market selloff,) incrementally increasing the Portfolio’s overweight to natural resource equities, while simultaneously reducing exposure to real estate equities and, to a lesser degree, commodity futures. In the Team’s view, valuations and sentiment around natural resource equities had become unduly depressed, in effect pricing in an excessively pessimistic outlook for global growth and liquidity prospects. As a rally picked up steam through August, the Team modestly increased the Portfolio’s overweight to natural resource equities while further reducing the underweight to real estate, where valuations appeared stretched, particularly in U.S. commercial real estate. At the same time, however, as implied volatilities in the market declined to near post-crisis lows, the Team modestly decreased the Portfolio’s overall risk profile, though with a bias toward taking risk back toward neutral levels should signals of investor complacency normalize.

Volatility Management Portfolio

Investment Objective and Policies

The Portfolio’s investment objective is long-term growth of capital and income. The Portfolio is designed to reduce the overall portfolio volatility and the effects of adverse equity market conditions for a blended style investor (an “Investing Fund”). The Portfolio will not pursue its investment objective of long-term growth of capital and income in isolation, but always with the goal of reducing an Investing Fund’s overall equity exposure when appropriate to mitigate equity risk. In other words, in making investment decisions for the Portfolio, the Adviser will consider the blended investing style of the Investing Fund and not necessarily the goal of achieving the Portfolio’s investment objective. The Portfolio will have the ability to invest in a wide array of asset classes, including U.S., non-U.S. and emerging market equity and fixed-income securities, commodities, Real Estate Investment Trusts (“REITs”) and other real estate-related securities, currencies, and inflation-protected securities. The Portfolio will invest directly in equity securities, but it will also be able to invest without limit in derivative instruments, including futures, forwards, options, swaps and other financially-linked investments.

14	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

To effectuate the Portfolio’s dynamic, opportunistic asset allocation approach, the Adviser may invest in derivatives rather than investing directly in equity securities. The Portfolio may use index futures, for example, to gain broad exposure to a particular segment of the market, while buying representative equity securities to achieve exposure to another. The Adviser will choose in each case based on concerns of cost and efficiency of access. The Portfolio’s holdings may be frequently adjusted to reflect the Adviser’s assessment of changing risks. The Adviser believes that these adjustments can also frequently be made efficiently and economically through the use of derivatives strategies. Similarly, when the Adviser decides to reduce (or eliminate) the Portfolio’s exposure to the equity markets, the Adviser may choose to gain this alternative exposure directly through securities purchases or indirectly through derivatives transactions. The asset classes selected may or may not be represented by the holdings of other Pooling Portfolios, because investment decisions for the Portfolio will be driven by risk mitigation concerns that may be best facilitated through exposure to asset classes not represented elsewhere in the Portfolio’s overall exposure. The Portfolio has the risk that it may not accomplish its purpose if the Adviser does not correctly assess the risk in equity markets and, consequently, its performance could be affected adversely.

Investment Results

Effective January 1, 2012, the Portfolio’s benchmark was changed from the

S&P 500 Index to the MSCI ACWI because the holdings of the new index more closely reflect the Portfolio’s investment strategy.

The Portfolio declined and underperformed its current and prior benchmarks for the six-month period ended August 31, 2012, and underperformed both benchmarks for the 12-month period ended August 31, 2012. The Portfolio is designed to reduce overall portfolio volatility and the effects of adverse equity market conditions by reducing equity exposure during periods of high equity market volatility, or when the compensation for equity risk is poor. The Portfolio succeeded in significantly reducing portfolio volatility over the periods in question, but did so at the cost of underperforming both its current and prior benchmarks.

The 12-month period was highly volatile, driven in large part by concerns about the European sovereign debt crisis and its potential to negatively impact the global financial system and economic growth. This volatility is well-illustrated by the risk-on/risk-off performance of the MSCI ACWI, which fell by over 9% in September 2011 (part of a greater than 20% drop since the beginning of May 2011), then rose by over 19% through March 2012, followed by a decline of 10% in April and May, ending with a rise of over 8% from June through the end of August 2012. To limit the impact of this volatility on the Portfolio, the Dynamic Asset Allocation Team (the “Team”) made frequent adjustments to the Portfolio’s equity exposure over

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	15

the period, resulting in significantly less volatility, but also a give-up in return versus the MSCI ACWI over both the six- and 12-month periods.

The Portfolio’s underperformance against the S&P 500 Index was further driven by its exposures to international developed and emerging markets relative to the S&P 500, during a period in which the U.S. was by far the best performing major market in the world, outperforming the MSCI ACWI by nearly 12% over the 12-month period.

The Portfolio utilized derivatives including purchased options for hedging and non-hedging purposes, which detracted from performance during the six- and 12-month periods; futures for hedging and non-hedging purposes, which detracted for the six-month period and contributed for the 12-month period; forwards for hedging purposes, which detracted for both periods; and total return swaps for non-hedging purposes, which contributed for both periods.

Positive returns in equity markets during the 12-month period ended August 31, 2012 masked very wide swings in market sentiment and share prices, as investors continued to weigh conflicting evidence about the sustainability of the economic recovery and the evolution of the European sovereign debt crisis. The Portfolio entered the period significantly underweight equities, given the high market volatility and widening of the European debt crisis over the summer of 2011. This strategy proved favorable during September, as equity markets fell sharply and volatility reached levels not seen since 2008. Equity markets rallied sharply in October, but subsequently declined through year end 2011.

As 2012 began, improved economic data and the ECB’s long-term refinancing operation, designed to provide low-cost funding to European banks, buoyed the markets, sparking a rally that continued through the end of March. The Team began adding equity exposure to the Portfolio in December on evidence that economic growth outside of Europe was weathering the storm better than expected, and the ECB’s long-term refinancing operation reduced the likelihood of a Lehman-like crisis. The Team continued to add equities as market volatility declined and fundamental conditions improved, reaching the Portfolio’s typical equity allocation as of the end of February.

However, concerns about Europe again took center stage in May, with a focus on the inability of Greece to form a new government following elections there. New elections were scheduled for June, and many feared that left-wing parties who had signaled their intention to renegotiate the terms of the Greek bailout package might win, potentially triggering an exit of Greece from the euro zone and a renewed global financial crisis. Yields on Italian and Spanish government debt rose sharply, and pressures on the Spanish banking system further exacerbated market concerns. The Team reduced the equity allocation during this period in order to reduce portfolio volatility and limit the impact of equity price declines.

16	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Supportive actions undertaken by European policymakers to preserve the beleaguered euro area, along with rising expectations that the U.S. Federal Reserve was on the verge of implementing new monetary stimulus measures to spur economic growth, either by purchasing a new round of assets or by maintaining the benchmark interest rate near zero beyond the current forecast of late 2014, led to another rally that extended from June into the end of August.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	17

DISCLOSURES AND RISKS

Benchmark Disclosures

None of the indices listed reflect fees and expenses associated with the active management of a mutual fund portfolio. The unmanaged Russell 1000® Value Index represents the performance of 1,000 large-cap value companies within the U.S. The unmanaged Russell 1000® Growth Index represents the performance of 1,000 large-cap growth companies within the U.S. The unmanaged MSCI ACWI ex-U.S. (free float-adjusted, market capitalization weighted) represents the equity market performance of developed and emerging markets, excluding the United States. The unmanaged MSCI EAFE Index (free float-adjusted, market capitalization weighted) represents the equity market performance of developed markets, excluding the U.S. and Canada. The unmanaged MSCI EAFE Growth Index (free float-adjusted, market capitalization weighted) represents the growth equity market performance of developed markets, excluding the U.S. and Canada. The unmanaged BofA ML® 1-3 Year U.S. Treasury Index represents the performance of U.S. dollar-denominated sovereign debt publicly issued by the U.S. government in its domestic market with a remaining term to final maturity of 1-3 years. The unmanaged BC Global Aggregate Bond Index (U.S. dollar hedged) represents the performance of the global investment-grade developed fixed-income markets. The unmanaged BC U.S. Aggregate Bond Index represents the performance of securities within the U.S. investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities, and commercial mortgage-backed securities. The unmanaged BC 1-10 Year TIPS Index represents the performance of inflation-protected securities issued by the U.S. Treasury. The unmanaged BC U.S. High Yield 2% Issuer Cap Index is the 2% issuer cap component of the U.S. Corporate High Yield Index, which represents the performance of fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity. The unmanaged Russell 2500™ Value Index represents the performance of 2,500 small- to mid-cap value companies within the U.S. The unmanaged Russell 2500™ Growth Index represents the performance of 2,500 small- to mid-cap growth companies within the U.S. The unmanaged MSCI AC World Commodity Producers Index is an equity-based index designed to reflect the performance related to commodity producers stocks. The index is free float-adjusted, market capitalization-weighted and comprised of commodity producer companies based on the Global Industry Classification Standard (“GICS”). The unmanaged MSCI ACWI (free float-adjusted, market capitalization weighted) represents the equity market performance of developed and emerging markets. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. The unmanaged S&P 500® Index includes 500 U.S. stocks and is a common representation of the performance of the overall U.S. stock market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolios.

A Word About Risk

All Portfolios

While the equity Portfolios invest principally in common stocks and other equity securities and the fixed-income Portfolios invest principally in bonds and fixed-income securities, in order to achieve their investment objectives, the Portfolios may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Portfolios’ prospectus.

(Disclosures, Risks and Note about Historical Performance continued on next page)

18	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

Market Risk: The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as the Portfolio’s value approach, may be underperforming the market generally.

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

U.S. Value Portfolio, International Value Portfolio, International Growth Portfolio, Short Duration Bond Portfolio, Global Core Bond Portfolio, Bond Inflation Protection Portfolio, High-Yield Portfolio, Small-Mid Cap Value Portfolio, Small-Mid Cap Growth Portfolio, Multi-Asset Real Return Portfolio, Volatility Management Portfolio

Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

U.S. Value Portfolio, International Value Portfolio, International Growth Portfolio, Short Duration Bond Portfolio, Global Core Bond Portfolio, Bond Inflation Protection Portfolio, High-Yield Portfolio, Small-Mid Cap Value Portfolio, Multi-Asset Real Return Portfolio, Volatility Management Portfolio

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

U.S. Large Cap Growth Portfolio

Focused Portfolio Risk: This is the risk that investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio’s net asset value (“NAV”).

International Value Portfolio, International Growth Portfolio, Global Core Bond Portfolio, Volatility Management Portfolio

Emerging Market Risk: Investments in emerging market countries may have more risk because the markets are less developed and less liquid, as well as being subject to increased economic, political, regulatory or other uncertainties.

Short Duration Bond Portfolio, Global Core Bond Portfolio, Bond Inflation Protection Portfolio, High-Yield Portfolio, Multi-Asset Real Return Portfolio, Volatility Management Portfolio

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or

(Disclosures, Risks and Note about Historical Performance continued on next page)

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	19

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Short Duration Bond Portfolio, Global Core Bond Portfolio, Bond Inflation Protection Portfolio, High-Yield Portfolio, Volatility Management Portfolio

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of each Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Global Core Bond Portfolio, Bond Inflation Protection Portfolio, High-Yield Portfolio, Multi-Asset Real Return Portfolio

Leverage Risk: To the extent the Portfolio uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Portfolio’s investments.

Bond Inflation Protection Portfolio, Multi-Asset Real Return Portfolio

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid securities at an advantageous price. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk.

High-Yield Portfolio

Below Investment Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative performance of the junk bond market generally and less secondary market liquidity.

Small-Mid Cap Value Portfolio, Small-Mid Cap Growth Portfolio

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Multi-Asset Real Return Portfolio, Volatility Management Portfolio

Commodity Risk: Investments in commodities and commodity-linked derivative instruments may subject the Portfolio to greater volatility than investments in traditional securities. The value of these investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Multi-Asset Real Return Portfolio

Diversification Risk: The Portfolio may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of

(Disclosures, Risks and Note about Historical Performance continued on next page)

20	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

issuers and that adverse changes in the value of one security could have a more significant effect on the Portfolio’s NAV.

Subsidiary Risk: By investing in the Subsidiary, the Portfolio is indirectly exposed to the risks associated with the Subsidiary’s investments, including its investments in commodities. There is no guarantee that the investment objective of the Subsidiary will be achieved.

Real Estate Risk: The Portfolio’s investments in real estate securities have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in REITs may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in taxes.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolios will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

Please note: Shares of the Portfolios are offered exclusively to mutual funds advised by, and certain institutional clients of, AllianceBernstein that seek a blend of asset classes for investment. These share classes are not currently offered for direct investment from the general public. The Pooling Portfolios can be purchased at the relevant NAV without a sales charge or other fee. However, there are sales charges in connection to purchases of other AllianceBernstein share classes invested in these Portfolios. For additional information regarding other retail share classes and their sales charges and fees, please visit www.alliancebernstein.com. All fees and expenses related to the operation of the Portfolios have been deducted. Performance assumes reinvestment of distributions and does not account for taxes.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	21

Disclosures and Risks

HISTORICAL PERFORMANCE

THE PORTFOLIO VS. ITS BENCHMARK

PERIODS ENDED AUGUST 31, 2012

	Returns
U.S. VALUE PORTFOLIO	6 Months	12 Months
AllianceBernstein U.S. Value Portfolio*	0.29%	12.75%

Russell 1000 Value Index	3.95%	17.30%

*    Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the performance of all share classes of the Portfolio for 12-month period ended August 31, 2012 by 0.01%.

      Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO

5/20/05* - 8/31/12

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein U.S. Value Portfolio (from 5/20/05* to 8/31/12) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

*	Inception date: 5/20/2005.

See Disclosures, Risks and Note about Historical Performance on pages 18-21.

(Historical Performance continued on next page)

22	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK

PERIODS ENDED AUGUST 31, 2012

	Returns
U.S. LARGE CAP GROWTH PORTFOLIO	6 Months	12 Months
AllianceBernstein U.S. Large Cap Growth Portfolio*	1.64%	16.99%

Russell 1000 Growth Index	3.17%	17.37%

*    Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the performance of all share classes of the Portfolio for 12-month period ended August 31, 2012 by 0.02%.

      Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO

5/20/05* - 8/31/12

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein U.S. Large Cap Growth Portfolio (from 5/20/05* to 8/31/12) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

*	Inception date: 5/20/2005.

See Disclosures, Risks and Note about Historical Performance on pages 18-21.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	23

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARKS PERIODS ENDED AUGUST 31, 2012

	Returns
INTERNATIONAL VALUE PORTFOLIO	6 Months	12 Months
AllianceBernstein International Value Portfolio	-11.49%	-6.69%

Current Benchmark: MSCI ACWI ex-U.S.	-5.66%	-1.92%

Prior Benchmark: MSCI EAFE Index	-4.00%	-0.04%

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO 5/20/05* - 8/31/12

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein International Value Portfolio (from 5/20/05* to 8/31/12) as compared to the performance of the Portfolio’s benchmarks. The chart assumes the reinvestment of dividends and capital gains distributions.

*	Inception date: 5/20/2005.

See Disclosures, Risks and Note about Historical Performance on pages 18-21.

(Historical Performance continued on next page)

24	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARKS

PERIODS ENDED AUGUST 31, 2012

	Returns
INTERNATIONAL GROWTH PORTFOLIO	6 Months	12 Months
AllianceBernstein International Growth Portfolio	-6.08%	-7.19%

Current Benchmark: MSCI ACWI ex-U.S.	-5.66%	-1.92%

Prior Benchmark: MSCI EAFE Index	-4.00%	-0.04%

MSCI EAFE Growth Index	-3.70%	-0.22%

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO 5/20/05* - 8/31/12

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein International Growth Portfolio (from 5/20/05* to 8/31/12) as compared to the performance of the Portfolio’s benchmarks. The chart assumes the reinvestment of dividends and capital gains distributions.

*	Inception date: 5/20/2005.

See Disclosures, Risks and Note about Historical Performance on pages 18-21.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	25

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED AUGUST 31, 2012

	Returns
SHORT DURATION BOND PORTFOLIO	6 Months	12 Months
AllianceBernstein Short Duration Bond Portfolio	0.86%	1.24%

BofA ML 1-3 Year U.S. Treasury Index	0.39%	0.41%

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO 5/20/05* – 8/31/12

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Short Duration Bond Portfolio (from 5/20/05* to 8/31/12) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

*	Inception date: 5/20/2005.

See Disclosures, Risks and Note about Historical Performance on pages 18-21.

(Historical Performance continued on next page)

26	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARKS

PERIODS ENDED AUGUST 31, 2012

	Returns
GLOBAL CORE BOND PORTFOLIO	6 Months	12 Months
AllianceBernstein Global Core Bond Portfolio	4.11%	6.98%

Current Benchmark: BC Global Aggregate Bond Index (U.S. dollar hedged)	2.97%	5.91%

Prior Benchmark: BC U.S. Aggregate Bond Index	2.97%	5.78%

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO

5/20/05* – 8/31/12

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Global Core Bond Portfolio (from 5/20/05* to 8/31/12) as compared to the performance of the Portfolio’s benchmarks. The chart assumes the reinvestment of dividends and capital gains distributions.

*	Inception date: 5/20/2005.

See Disclosures, Risks and Note about Historical Performance on pages 18-21.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	27

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK

PERIODS ENDED AUGUST 31, 2012

	Returns
BOND INFLATION PROTECTION PORTFOLIO	6 Months	12 Months
AllianceBernstein Bond Inflation Protection Portfolio	3.13%	6.59%

BC 1-10 Year TIPS Index	2.17%	5.07%

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO

5/20/05* – 8/31/12

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Bond Inflation Protection Portfolio (from 5/20/05* to 8/31/12) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

*	Inception date: 5/20/2005.

See Disclosures, Risks and Note about Historical Performance on pages 18-21.

(Historical Performance continued on next page)

28	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK

PERIODS ENDED AUGUST 31, 2012

	Returns
HIGH-YIELD PORTFOLIO	6 Months	12 Months
AllianceBernstein High-Yield Portfolio	5.73%	13.95%

BC U.S. High Yield 2% Issuer Cap Index	4.80%	13.84%

      Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO

5/20/05* – 8/31/12

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein High-Yield Portfolio (from 5/20/05* to 8/31/12) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

*	Inception date: 5/20/2005.

See Disclosures, Risks and Note about Historical Performance on pages 18-21.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	29

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK

PERIODS ENDED AUGUST 31, 2012

	Returns
SMALL-MID CAP VALUE PORTFOLIO	6 Months	12 Months
AllianceBernstein Small-Mid Cap Value Portfolio	0.25%	14.21%

Russell 2500 Value Index	2.37%	14.72%

      Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO

5/20/05* – 8/31/12

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Small-Mid Cap Value Portfolio (from 5/20/05* to 8/31/12) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

*	Inception date: 5/20/2005.

See Disclosures, Risks and Note about Historical Performance on pages 18-21.

(Historical Performance continued on next page)

30	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED AUGUST 31, 2012

	Returns
SMALL-MID CAP GROWTH PORTFOLIO	6 Months	12 Months
AllianceBernstein Small-Mid Cap Growth Portfolio*	-0.76%	17.77%

Russell 2500 Growth Index	-1.02%	12.81%

*    Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the performance of all share classes of the Portfolio for 12-month period ended August 31, 2012 by 0.01%.

      Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO 5/20/05* – 8/31/12

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Small-Mid Cap Growth Portfolio (from 5/20/05* to 8/31/12) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

*	Inception date: 5/20/2005.

See Disclosures, Risks and Note about Historical Performance on pages 18-21.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	31

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK

PERIODS ENDED AUGUST 31, 2012

	Returns
MULTI-ASSET REAL RETURN PORTFOLIO	6 Months	12 Months
AllianceBernstein Multi-Asset Real Return Portfolio*	-2.25%	-0.45%

MSCI AC World Commodity Producers Index	-12.51%	-8.56%

*    Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the performance of all share classes of the Portfolio for 12-month period ended August 31, 2012 by 0.01%.

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO 5/20/05* – 8/31/12

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Multi-Asset Real Return Portfolio (from 5/20/05* to 8/31/12) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

*	Inception date: 5/20/2005.

See Disclosures, Risks and Note about Historical Performance on pages 18-21.

(Historical Performance continued on next page)

32	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARKS PERIODS ENDED AUGUST 31, 2012

	Returns
VOLATILITY MANAGEMENT PORTFOLIO	6 Months	12 Months
AllianceBernstein Volatility Management Portfolio	-2.75%	3.10%

Current Benchmark: MSCI ACWI	-1.54%	6.22%

Prior Benchmark: S&P 500 Index	4.14%	18.00%

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO 4/16/10* – 8/31/12

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Volatility Management Portfolio (from 4/16/10* to 8/31/12) as compared to the performance of the Portfolio’s current and prior benchmarks. The chart assumes the reinvestment of dividends and capital gains distributions.

*	Inception date: 4/16/2010.

See Disclosures, Risks and Note about Historical Performance on pages 18-21.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	33

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2012
NAV/SEC Returns†

AllianceBernstein U.S. Value Portfolio
1 Year	12.75%
5 Years	-3.63%
Since Inception*	1.45%

AllianceBernstein U.S. Large Cap Growth Portfolio
1 Year	16.99%
5 Year	1.37%
Since Inception*	4.51%

AllianceBernstein International Value Portfolio
1 Year	-6.69%
5 Years	-10.27%
Since Inception*	0.24%

AllianceBernstein International Growth Portfolio
1 Year	-7.19%
5 Years	-7.84%
Since Inception*	0.07%

AllianceBernstein Short Duration Bond Portfolio
1 Year	1.24%
5 Years	2.50%
Since Inception*	2.91%

AllianceBernstein Global Core Bond Portfolio
1 Year	6.98%
5 Years	7.55%
Since Inception*	6.42%

AllianceBernstein Bond Inflation Protection Portfolio
1 Year	6.59%
5 Years	7.45%
Since Inception*	6.12%

AllianceBernstein High-Yield Portfolio
1 Year	13.95%
5 Years	10.28%
Since Inception*	9.07%

†	These Portfolios are offered at NAV and their SEC returns are the same as their NAV returns.

*	Inception date: 5/20/05.

See Disclosures, Risks and Note about Historical Performance on pages 18-21.

(Historical Performance continued on next page)

34	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2012
NAV/SEC Returns†

AllianceBernstein Small-Mid Cap Value Portfolio
1 Year	14.21%
5 Years	3.22%
Since Inception*	6.31%

AllianceBernstein Small-Mid Cap Growth Portfolio
1 Year	17.77%
5 Years	7.46%
Since Inception*	11.22%

AllianceBernstein Multi-Asset Real Return Portfolio
1 Year	-0.45%
5 Years	-2.54%
Since Inception*	4.50%

AllianceBernstein Volatility Management Portfolio
1 Year	3.10%
Since Inception**	4.48%

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2012)
SEC Returns†

AllianceBernstein U.S. Value Portfolio
1 Year	26.78%
5 Years	-3.52%
Since Inception*	1.89%

AllianceBernstein U.S. Large Cap Growth Portfolio
1 Year	32.22%
5 Years	0.85%
Since Inception*	4.89%

AllianceBernstein International Value Portfolio
1 Year	8.59%
5 Years	-10.60%
Since Inception*	0.68%

AllianceBernstein International Growth Portfolio
1 Year	11.67%
5 Years	-8.74%
Since Inception*	0.50%

†	These Portfolios are offered at NAV and their SEC returns are the same as their NAV returns.

*	Inception date: 5/20/05.

**	Inception date: 4/16/10.

See Disclosures, Risks and Note about Historical Performance on pages 18-21.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	35

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2012)
SEC Returns†

AllianceBernstein Short Duration Bond Portfolio
1 Year	1.74%
5 Years	2.42%
Since Inception*	2.91%

AllianceBernstein Global Core Bond Portfolio
1 Year	6.96%
5 Years	7.53%
Since Inception*	6.42%

AllianceBernstein Bond Inflation Protection Portfolio
1 Year	8.77%
5 Years	7.42%
Since Inception*	6.19%

AllianceBernstein High-Yield Portfolio
1 Year	19.86%
5 Years	10.02%
Since Inception*	9.19%

AllianceBernstein Small-Mid Cap Value Portfolio
1 Year	29.88%
5 Years	3.35%
Since Inception*	6.50%

AllianceBernstein Small-Mid Cap Growth Portfolio
1 Year	31.02%
5 Years	6.73%
Since Inception*	11.29%

AllianceBernstein Multi-Asset Real Return Portfolio
1 Year	17.23%
5 Years	-3.20%
Since Inception*	4.81%

AllianceBernstein Volatility Management Portfolio
1 Year	3.51%
Since Inception**	4.70%

†	These Portfolios are offered at NAV and their SEC returns are the same as their NAV returns.

*	Inception date: 5/20/05.

**	Inception date: 4/16/10.

See Disclosures, Risks and Note about Historical Performance on pages 18-21.

36	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value March 1, 2012	Ending Account Value August 31, 2012	Expenses Paid During Period*	Annualized Expense Ratio*
U.S. Value
Actual	$1,000	$1,002.90	$0.10	0.02%
Hypothetical**	$1,000	$1,025.04	$0.10	0.02%
U.S. Large Cap Growth
Actual	$1,000	$1,016.40	$0.10	0.02%
Hypothetical**	$1,000	$1,025.04	$0.10	0.02%
International Value
Actual	$1,000	$885.10	$0.24	0.05%
Hypothetical**	$1,000	$1,024.89	$0.25	0.05%
International Growth
Actual	$1,000	$939.20	$0.19	0.04%
Hypothetical**	$1,000	$1,024.94	$0.20	0.04%
Short Duration Bond
Actual	$1,000	$1,008.60	$0.15	0.03%
Hypothetical**	$1,000	$1,024.99	$0.15	0.03%

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	37

Fund Expenses

FUND EXPENSES

(unaudited)

(continued from previous page)

	Beginning Account Value March 1, 2012	Ending Account Value August 31, 2012	Expenses Paid During Period*	Annualized Expense Ratio*
Global Core Bond
Actual	$1,000	$1,041.10	$0.21	0.04%
Hypothetical**	$1,000	$1,024.94	$0.20	0.04%
Bond Inflation Protection
Actual	$1,000	$1,031.30	$0.66	0.13%
Hypothetical**	$1,000	$1,024.48	$0.66	0.13%
High-Yield
Actual	$1,000	$1,057.30	$0.36	0.07%
Hypothetical**	$1,000	$1,024.78	$0.36	0.07%
Small-Mid Cap Value
Actual	$1,000	$1,002.50	$0.30	0.06%
Hypothetical**	$1,000	$1,024.83	$0.31	0.06%
Small-Mid Cap Growth
Actual	$1,000	$992.40	$0.30	0.06%
Hypothetical**	$1,000	$1,024.83	$0.31	0.06%
Multi-Asset Real Return***
Actual	$1,000	$977.50	$0.30	0.06%
Hypothetical**	$1,000	$1,024.83	$0.31	0.06%
Volatility Management
Actual	$1,000	$972.50	$0.15	0.03%
Hypothetical**	$1,000	$1,024.99	$0.15	0.03%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

***	Consolidated (see Note A).

38	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Fund Expenses

U.S. VALUE PORTFOLIO

PORTFOLIO SUMMARY

August 31, 2012 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,173.2

*	All data are as of August 31, 2012. The Portfolio’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	39

Portfolio Summary

U.S. LARGE CAP GROWTH PORTFOLIO

PORTFOLIO SUMMARY

August 31, 2012 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,172.8

*	All data are as of August 31, 2012. The Portfolio’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

40	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Portfolio Summary

INTERNATIONAL VALUE PORTFOLIO

PORTFOLIO SUMMARY

August 31, 2012 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $985.6

*	All data are as of August 31, 2012. The Portfolio’s sector and country breakdowns are expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 2.2% or less in the following countries: Belgium, Czech Republic, Hong Kong, Italy, Mexico, Norway, Poland, Portugal, South Africa, Sweden, Thailand and Turkey.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	41

Portfolio Summary

INTERNATIONAL GROWTH PORTFOLIO

PORTFOLIO SUMMARY

August 31, 2012 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $998.7

*	All data are as of August 31, 2012. The Portfolio’s sector and country breakdowns are expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 1.5% or less in the following countries: Argentina, Cyprus, Denmark, Germany, Indonesia, Italy, Luxembourg, Portugal and Sri Lanka.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

42	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Portfolio Summary

SHORT DURATION BOND PORTFOLIO

PORTFOLIO SUMMARY

August 31, 2012 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $932.8

*	All data are as of August 31, 2012. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	43

Portfolio Summary

GLOBAL CORE BOND PORTFOLIO

PORTFOLIO SUMMARY

August 31, 2012 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,124.2

*	All data are as of August 31, 2012. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

(Portfolio Summary continued on next page)

44	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Portfolio Summary

GLOBAL CORE BOND PORTFOLIO

PORTFOLIO SUMMARY

August 31, 2012 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,124.2

*	All data are as of August 31, 2012. The Portfolio’s country breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 0.8% or less in the following countries: Brazil, China, Hong Kong, India, Ireland, Italy, Kazakhstan, Lithuania, Luxembourg, Malaysia, Mexico, Norway, Qatar, Russia, South Korea, Spain, Supranational, Sweden, Switzerland and United Arab Emirates.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	45

Portfolio Summary

BOND INFLATION PROTECTION PORTFOLIO

PORTFOLIO SUMMARY

August 31, 2012 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $792.7

INFLATION PROTECTION BREAKDOWN*
U.S. Inflation Protected Exposure	100.1%
Non-U.S. Inflation Protected Exposure	—
Non Inflation Protected Exposure	(0.1)%

100.0%

SECTOR BREAKDOWN, EXCLUDING TREASURY SECURITIES, TIPS AND INTEREST RATE DERIVATIVES*
Agencies	1.1%
Asset-Backed Securities	8.3%
Bank Loans	0.1%
Commercial Mortgage-Backed Securities	4.7%
Corporates – Investment Grade	20.8%
Corporates – Non-Investment Grade	1.0%
Governments – Sovereign Bonds	0.4%
Mortgage Pass-Thrus	3.7%
Quasi-Sovereigns	1.1%
Net Cash Equivalents	1.1%

*	All data are as of August 31, 2012. The Portfolio’s sector and inflation protection exposure breakdowns are expressed as an approximate percentage of the Portfolio’s total net assets inclusive of derivative exposure, based on the Adviser’s internal classification guidelines.

SECTOR BREAKDOWN, EXCLUDING DERIVATIVES**
Inflation-Linked Securities	70.9%
Corporates – Investment Grades	14.5%
Asset-Backed Securities	5.9%
Commercial Mortgage-Backed Securities	3.3%
Mortgage Pass-Throughs	2.6%
Quasi-Sovereigns	0.8%
Agencies	0.7%
Corporates Non-Investment Grades	0.7%
Government Sovereign Bonds	0.2%
Bank Loan	0.1%
Short-Term	0.3%

**	The Portfolio’s sector type breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

46	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Portfolio Summary

HIGH-YIELD PORTFOLIO

PORTFOLIO SUMMARY

August 31, 2012 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $397.2

*	All data are as of August 31, 2012. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	47

Portfolio Summary

SMALL-MID CAP VALUE PORTFOLIO

PORTFOLIO SUMMARY

August 31, 2012 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $328.7

*	All data are as of August 31, 2012. The Portfolio’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

48	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Portfolio Summary

SMALL-MID CAP GROWTH PORTFOLIO

PORTFOLIO SUMMARY

August 31, 2012 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $328.6

*	All data are as of August 31, 2012. The Portfolio’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	49

Portfolio Summary

MULTI-ASSET REAL RETURN PORTFOLIO

PORTFOLIO SUMMARY

August 31, 2012 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $547.9

*	All data are as of August 31, 2012. The Portfolio’s security type breakdown is expressed as an approximate percentage of the Portfolio’s net assets inclusive of derivative exposure, based on the Adviser’s internal classification guidelines. The Portfolio’s country breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. “Other” country weightings represent 0.8% or less in the following countries: Belgium, Germany, Italy, Mexico, Norway, Peru, Sweden, Switzerland, Thailand and Turkey.

50	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Portfolio Summary

VOLATILITY MANAGEMENT PORTFOLIO

PORTFOLIO SUMMARY

August 31, 2012 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,688.3

TEN LARGEST HOLDINGS**

August 31, 2012 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
Vanguard MSCI Emerging Markets ETF	$51,280,383	3.0%
iShares MSCI Emerging Markets Index Fund	24,716,547	1.5
Apple, Inc.	16,937,010	1.0
Exxon Mobil Corp.	11,079,243	0.7
Microsoft Corp.	6,253,378	0.4
Simon Property Group, Inc.	6,128,994	0.4
International Business Machines Corp.	6,098,805	0.4
Chevron Corp.	6,011,776	0.3
General Electric Co.	5,954,125	0.3
AT&T, Inc.	5,829,424	0.3
	$140,289,685	8.3%

*	All data are as of August 31, 2012. The Portfolio’s security type breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

**	Long-term investments.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	51

Portfolio Summary

U.S. VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2012

Company	Shares	U.S. $ Value

COMMON STOCKS – 98.8%
Financials – 18.7%
Capital Markets – 1.7%
Morgan Stanley(a)	667,400	$10,011,000
State Street Corp.	239,800	9,975,680

		19,986,680

Commercial Banks – 6.5%
BB&T Corp.	123,100	3,882,574
CIT Group, Inc.(b)	494,200	18,660,992
KeyCorp	182,300	1,536,789
Regions Financial Corp.	403,000	2,804,880
US Bancorp	276,600	9,241,206
Wells Fargo & Co.	1,177,500	40,070,325

		76,196,766

Consumer Finance – 0.3%
Discover Financial Services	90,800	3,516,684

Diversified Financial Services – 6.7%
Bank of America Corp.(a)	1,812,400	14,481,076
Citigroup, Inc.	1,083,300	32,184,843
JPMorgan Chase & Co.	622,900	23,134,506
Leucadia National Corp.	166,900	3,568,322
Moody’s Corp.	150,900	5,975,640

		79,344,387

Insurance – 3.5%
Berkshire Hathaway, Inc.(b)	93,100	7,852,054
Chubb Corp. (The)	72,100	5,327,469
Fidelity National Financial, Inc. – Class A	325,000	6,123,000
Reinsurance Group of America, Inc. – Class A	130,900	7,689,066
Torchmark Corp.	129,500	6,627,810
Travelers Cos., Inc. (The)	74,500	4,823,130
Validus Holdings Ltd.	67,600	2,265,276

		40,707,805

		219,752,322

Health Care – 18.1%
Biotechnology – 1.5%
Gilead Sciences, Inc.(b)	201,500	11,624,535
Vertex Pharmaceuticals, Inc.(b)	106,000	5,652,980

		17,277,515

Health Care Providers & Services – 4.4%
Aetna, Inc.	95,900	3,683,519
Health Net, Inc.(b)	230,800	5,366,100
UnitedHealth Group, Inc.	380,200	20,644,860
WellPoint, Inc.	371,000	22,211,770

		51,906,249

52	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Pharmaceuticals – 12.2%
AstraZeneca PLC (Sponsored ADR)	366,300	$17,139,177
Johnson & Johnson	590,700	39,830,901
Merck & Co., Inc.	755,500	32,524,275
Pfizer, Inc.	1,969,400	46,989,884
Roche Holding AG (Sponsored ADR)	145,000	6,597,500

		143,081,737

		212,265,501

Consumer Discretionary – 16.2%
Auto Components – 1.6%
Lear Corp.	240,900	9,354,147
Magna International, Inc. – Class A(a)	58,100	2,513,406
TRW Automotive Holdings Corp.(b)	160,100	6,997,971

		18,865,524

Automobiles – 1.8%
Ford Motor Co.	781,400	7,298,276
General Motors Co.(a)(b)	643,600	13,740,860

		21,039,136

Diversified Consumer Services – 0.6%
Apollo Group, Inc. – Class A(b)	270,800	7,270,980

Hotels, Restaurants & Leisure – 1.1%
MGM Resorts International(b)	1,288,800	12,707,568

Household Durables – 1.7%
Newell Rubbermaid, Inc.	558,300	10,010,319
NVR, Inc.(b)	7,400	6,128,532
Pulte Group, Inc.(b)	239,300	3,273,624

		19,412,475

Media – 6.9%
CBS Corp. – Class B	358,800	13,038,792
DIRECTV(b)	188,400	9,813,756
Gannett Co., Inc.	435,400	6,644,204
McGraw-Hill Cos., Inc. (The)	236,100	12,088,320
News Corp. – Class A	569,100	13,311,249
Time Warner Cable, Inc. – Class A	138,800	12,328,216
Viacom, Inc. – Class B	265,700	13,287,657

		80,512,194

Multiline Retail – 1.0%
Macy’s, Inc.	298,400	12,028,504

Specialty Retail – 1.5%
GameStop Corp. – Class A(a)	142,700	2,722,716
Home Depot, Inc. (The)	120,200	6,821,350
Lowe’s Cos., Inc.	246,600	7,023,168
Staples, Inc.	136,700	1,492,764

		18,059,998

		189,896,379

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	53

U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Energy – 13.0%
Energy Equipment & Services – 1.8%
Helmerich & Payne, Inc.	198,800	$9,073,232
Transocean Ltd.	244,700	11,997,641

		21,070,873

Oil, Gas & Consumable Fuels – 11.2%
BP PLC (Sponsored ADR)	427,600	17,984,856
Chevron Corp.	268,500	30,114,960
Exxon Mobil Corp.	816,800	71,306,640
Marathon Oil Corp.	315,300	8,771,646
Valero Energy Corp.	111,900	3,497,994

		131,676,096

		152,746,969

Information Technology – 9.7%
Communications Equipment – 2.1%
Cisco Systems, Inc.	1,315,900	25,107,372

Computers & Peripherals – 2.2%
Dell, Inc.(a)(b)	248,000	2,626,320
Hewlett-Packard Co.	1,340,800	22,632,704

		25,259,024

IT Services – 0.7%
Visa, Inc. – Class A	60,900	7,810,425

Semiconductors & Semiconductor Equipment – 4.6%
Applied Materials, Inc.	1,317,500	15,401,575
Intel Corp.	920,200	22,848,566
Lam Research Corp.(b)	203,600	6,948,868
Micron Technology, Inc.(b)	1,469,100	9,123,111

		54,322,120

Software – 0.1%
CA, Inc.	47,600	1,239,028

		113,737,969

Consumer Staples – 8.5%
Food & Staples Retailing – 2.2%
CVS Caremark Corp.	187,400	8,536,070
Kroger Co. (The)	781,100	17,402,908

		25,938,978

Food Products – 1.1%
Archer-Daniels-Midland Co.	133,100	3,560,425
Tyson Foods, Inc. – Class A	625,300	9,792,198

		13,352,623

Household Products – 2.1%
Procter & Gamble Co. (The)	364,600	24,497,474

54	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Tobacco – 3.1%
Altria Group, Inc.	475,100	$16,134,396
Lorillard, Inc.	141,800	17,797,318
Philip Morris International, Inc.	27,700	2,473,610

		36,405,324

		100,194,399

Industrials – 6.5%
Aerospace & Defense – 1.1%
General Dynamics Corp.	152,200	9,970,622
Northrop Grumman Corp.	47,900	3,204,031

		13,174,653

Airlines – 0.7%
Delta Air Lines, Inc.(b)	920,200	7,959,730

Building Products – 0.5%
Fortune Brands Home & Security, Inc.(b)	216,885	5,530,568

Industrial Conglomerates – 3.4%
General Electric Co.	1,913,000	39,618,230

Machinery – 0.8%
Cummins, Inc.	104,300	10,128,573

		76,411,754

Utilities – 3.6%
Electric Utilities – 2.3%
Edison International	197,800	8,661,662
Great Plains Energy, Inc.	340,100	7,250,932
NV Energy, Inc.	668,000	11,716,720

		27,629,314

Gas Utilities – 0.9%
Atmos Energy Corp.	223,400	7,805,596
UGI Corp.	77,067	2,349,002

		10,154,598

Multi-Utilities – 0.4%
DTE Energy Co.	28,400	1,658,560
Public Service Enterprise Group, Inc.	81,100	2,567,626

		4,226,186

		42,010,098

Telecommunication Services – 3.3%
Diversified Telecommunication Services – 3.3%
AT&T, Inc.	618,400	22,658,176
CenturyLink, Inc.	376,600	15,915,116

		38,573,292

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	55

U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Materials – 1.2%
Chemicals – 1.2%
LyondellBasell Industries NV(a)	276,100	$13,484,724

Total Common Stocks (cost $1,065,601,822)		1,159,073,407

SHORT-TERM INVESTMENTS – 1.1%
Investment Companies – 1.1%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.15%(c) (cost $12,230,426)	12,230,426	12,230,426

Total Investments Before Security Lending Collateral for Securities Loaned – 99.9% (cost $1,077,832,248)		1,171,303,833

INVESTMENTS OF CASH COLLATERAL FOR SECURITY LOANED – 1.6%
Investment Companies – 1.6%
AllianceBernstein Exchange Reserves – Class I, 0.18%(c) (cost $19,132,325)	19,132,325	19,132,325

Total Investments – 101.5% (cost $1,096,964,573)		1,190,436,158
Other assets less liabilities – (1.5)%		(17,199,684)

Net Assets – 100.0%		$1,173,236,474

(a)	Represents entire or partial securities out on loan. See Note D for securities lending information.

(b)	Non-income producing security.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR – American Depositary Receipt

See notes to financial statements.

56	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

U.S. Value Portfolio—Portfolio of Investments

U.S. LARGE CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2012

Company	Shares	U.S. $ Value

COMMON STOCKS – 97.2%
Information Technology – 35.6%
Communications Equipment – 2.7%
F5 Networks, Inc.(a)	179,180	$17,468,258
QUALCOMM, Inc.	223,600	13,742,456

		31,210,714

Computers & Peripherals – 9.6%
Apple, Inc.	153,180	101,901,463
EMC Corp./MA(a)	380,337	9,999,060

		111,900,523

Internet Software & Services – 7.6%
eBay, Inc.(a)	418,323	19,857,793
Google, Inc. – Class A(a)	77,925	53,385,638
LinkedIn Corp.(a)	63,100	6,770,630
Rackspace Hosting, Inc.(a)	154,210	9,249,516

		89,263,577

IT Services – 4.0%
Cognizant Technology Solutions Corp. – Class A(a)	493,270	31,707,396
Visa, Inc. – Class A	118,830	15,239,947

		46,947,343

Semiconductors & Semiconductor Equipment – 1.4%
Broadcom Corp. – Class A(a)	243,956	8,667,757
Xilinx, Inc.	240,030	8,139,417

		16,807,174

Software – 10.3%
ANSYS, Inc.(a)	277,040	19,309,688
Citrix Systems, Inc.(a)	385,180	29,924,634
Intuit, Inc.	275,100	16,104,354
Oracle Corp.	661,110	20,924,132
Red Hat, Inc.(a)	265,210	14,862,368
TIBCO Software, Inc.(a)	672,847	20,131,582

		121,256,758

		417,386,089

Consumer Discretionary – 15.6%
Automobiles – 0.7%
Harley-Davidson, Inc.	184,857	7,756,600

Hotels, Restaurants & Leisure – 3.5%
Chipotle Mexican Grill, Inc. – Class A(a)	62,480	18,034,227
Las Vegas Sands Corp.	213,530	9,051,537
Starbucks Corp.	283,010	14,040,126

		41,125,890

Internet & Catalog Retail – 1.3%
priceline.com, Inc.(a)	24,820	15,005,427

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	57

U.S. Large Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Media – 5.8%
Comcast Corp. – Class A	638,230	$21,399,852
Discovery Communications, Inc. – Class A(a)	163,146	8,946,927
Walt Disney Co. (The)	760,570	37,625,398

		67,972,177

Multiline Retail – 0.9%
Dollar General Corp.(a)	214,384	10,948,591

Textiles, Apparel & Luxury Goods – 3.4%
Coach, Inc.	387,220	22,509,098
VF Corp.	117,570	17,950,588

		40,459,686

		183,268,371

Health Care – 14.2%
Biotechnology – 4.0%
Biogen Idec, Inc.(a)	124,311	18,222,749
Celgene Corp.(a)	198,310	14,286,252
Gilead Sciences, Inc.(a)	248,575	14,340,292

		46,849,293

Health Care Equipment & Supplies – 2.6%
IDEXX Laboratories, Inc.(a)	206,180	19,599,471
Intuitive Surgical, Inc.(a)	20,960	10,307,918

		29,907,389

Health Care Providers & Services – 4.6%
McKesson Corp.	157,530	13,722,438
UnitedHealth Group, Inc.	746,506	40,535,276

		54,257,714

Life Sciences Tools & Services – 0.6%
Illumina, Inc.(a)(b)	159,160	6,697,453

Pharmaceuticals – 2.4%
Allergan, Inc./United States	258,590	22,272,357
Perrigo Co.	57,530	6,326,574

		28,598,931

		166,310,780

Industrials – 10.7%
Aerospace & Defense – 3.3%
Boeing Co. (The)	286,900	20,484,660
Precision Castparts Corp.	116,890	18,828,641

		39,313,301

Electrical Equipment – 3.7%
AMETEK, Inc.	303,377	10,408,865
Emerson Electric Co.	324,510	16,459,147

58	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

U.S. Large Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Rockwell Automation, Inc.	111,104	$8,006,154
Roper Industries, Inc.	82,700	8,500,733

		43,374,899

Industrial Conglomerates – 2.2%
Danaher Corp.	482,459	25,845,329

Machinery – 1.5%
Dover Corp.	160,590	9,283,708
Flowserve Corp.	63,814	8,146,495

		17,430,203

		125,963,732

Energy – 9.9%
Energy Equipment & Services – 7.9%
FMC Technologies, Inc.(a)	181,530	8,502,865
Halliburton Co.	235,560	7,716,946
National Oilwell Varco, Inc.	232,490	18,320,212
Oceaneering International, Inc.	296,940	15,898,167
Schlumberger Ltd.	579,305	41,930,096

		92,368,286

Oil, Gas & Consumable Fuels – 2.0%
EOG Resources, Inc.	84,715	9,174,635
Noble Energy, Inc.	170,887	15,020,967

		24,195,602

		116,563,888

Consumer Staples – 5.3%
Food Products – 0.9%
Hershey Co. (The)	148,920	10,695,434

Personal Products – 1.2%
Estee Lauder Cos., Inc. (The) – Class A	233,980	14,027,101

Tobacco – 3.2%
Philip Morris International, Inc.	423,245	37,795,779

		62,518,314

Financials – 4.1%
Capital Markets – 1.9%
Affiliated Managers Group, Inc.(a)	103,140	12,131,327
Blackstone Group LP	766,619	10,341,690

		22,473,017

Diversified Financial Services – 2.2%
IntercontinentalExchange, Inc.(a)	183,434	25,075,428

		47,548,445

Materials – 1.8%
Chemicals – 1.4%
Monsanto Co.	185,017	16,116,831

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	59

U.S. Large Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Metals & Mining – 0.4%
Freeport-McMoRan Copper & Gold, Inc.	127,880	$4,617,747

		20,734,578

Total Common Stocks (cost $934,742,798)		1,140,294,197

SHORT-TERM INVESTMENTS – 3.1%
Investment Companies – 3.1%
AllianceBernstein Fixed-Income Shares, Inc. –Government STIF Portfolio, 0.15%(c) (cost $36,691,232)	36,691,232	36,691,232

Total Investments Before Security Lending Collateral for Securities Loaned – 100.3% (cost $971,434,030)		1,176,985,429

INVESTMENTS OF CASH COLLATERAL FOR SECURITY LOANED – 0.6%
Investment Companies – 0.6%
AllianceBernstein Exchange Reserves – Class I, 0.18%(c) (cost $6,843,880)	6,843,880	6,843,880

Total Investments – 100.9% (cost $978,277,910)		1,183,829,309
Other assets less liabilities – (0.9)%		(10,993,938)

Net Assets – 100.0%		$1,172,835,371

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note D for securities lending information.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

See notes to financial statements.

60	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

U.S. Large Cap Growth Portfolio—Portfolio of Investments

INTERNATIONAL VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2012

Company	Shares	U.S. $ Value

COMMON STOCKS – 98.4%
Financials – 22.0%
Capital Markets – 3.3%
Credit Suisse Group AG(a)	573,010	$11,041,627
Deutsche Bank AG	199,200	7,061,496
Macquarie Group Ltd.	508,000	14,193,684

		32,296,807

Commercial Banks – 12.8%
Banco do Brasil SA	1,297,200	14,813,092
Banco do Estado do Rio Grande do Sul SA (Preference Shares)	303,400	2,473,654
Banco Santander Brasil SA/Brazil (ADR)(b)	506,690	3,840,710
Bank of Montreal	126,890	7,417,096
HSBC Holdings PLC	1,522,600	13,263,811
KB Financial Group, Inc.	450,822	14,655,076
Komercni Banka AS	17,400	3,383,350
Lloyds Banking Group PLC(a)	14,026,950	7,402,245
Mitsubishi UFJ Financial Group, Inc.	2,819,800	12,889,857
National Australia Bank Ltd.	518,110	13,563,793
Societe Generale SA(a)	520,884	13,731,939
Sumitomo Mitsui Financial Group, Inc.	339,500	10,574,012
Turkiye Vakiflar Bankasi Tao – Class D	3,376,770	7,644,471
Westpac Banking Corp.	40,894	1,050,932

		126,704,038

Diversified Financial Services – 2.4%
ING Groep NV(a)	1,700,390	12,964,160
ORIX Corp.	73,640	6,852,237
Resolution Ltd.	1,090,463	3,744,433

		23,560,830

Insurance – 2.7%
Aegon NV	1,356,641	6,963,824
Allianz SE	64,680	7,081,483
Aviva PLC	982,260	5,090,950
Suncorp Group Ltd.	830,820	7,921,724

		27,057,981

Real Estate Management & Development – 0.8%
Evergrande Real Estate Group Ltd.(b)	9,529,000	3,671,142
New World Development Co., Ltd.(b)	3,136,836	3,920,527

		7,591,669

		217,211,325

Energy – 14.5%
Energy Equipment & Services – 0.9%
Seadrill Ltd.	210,680	8,647,195

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	61

International Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Oil, Gas & Consumable Fuels – 13.6%
Banpu PCL	180,050	$2,585,687
BP PLC	4,874,310	34,190,973
China Petroleum & Chemical Corp. – Class H	7,802,000	7,369,881
ENI SpA	410,260	9,052,272
Exxaro Resources Ltd.	154,110	2,736,817
Gazprom OAO (Sponsored ADR)	1,677,110	16,333,374
JX Holdings, Inc.	1,352,100	7,040,088
LUKOIL OAO (London) (Sponsored ADR)	219,770	12,487,331
Petroleo Brasileiro SA (Sponsored ADR)	1,055,730	21,726,923
PTT PCL	440,500	4,639,062
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A	453,682	15,870,864

		134,033,272

		142,680,467

Consumer Discretionary – 13.3%
Auto Components – 3.6%
Cie Generale des Etablissements Michelin – Class B	154,192	11,035,641
GKN PLC	2,077,630	7,044,710
Magna International, Inc. – Class A(b)	173,050	7,467,966
NGK Spark Plug Co., Ltd.	209,000	2,265,691
Valeo SA	156,660	7,393,003

		35,207,011

Automobiles – 6.7%
Bayerische Motoren Werke AG	67,710	4,896,552
Dongfeng Motor Group Co., Ltd. – Class H	4,526,000	5,904,338
Honda Motor Co., Ltd.	315,900	10,064,671
Kia Motors Corp.	49,140	3,222,023
Mazda Motor Corp.(a)	4,223,000	5,099,021
Nissan Motor Co., Ltd.	1,639,600	15,376,190
Renault SA	149,130	6,954,889
Volkswagen AG (Preference Shares)	81,890	14,422,617

		65,940,301

Distributors – 0.4%
Imperial Holdings Ltd.	162,480	3,943,128

Household Durables – 0.4%
Sony Corp.	377,000	4,270,320

Leisure Equipment & Products – 0.3%
Namco Bandai Holdings, Inc.	197,500	3,131,630

Media – 0.4%
Fairfax Media Ltd.(b)	3,170,950	1,385,717
Informa PLC	418,700	2,700,295

		4,086,012

62	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

International Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Specialty Retail – 1.2%
Mr. Price Group Ltd.	327,240	$5,295,346
Yamada Denki Co., Ltd.	126,080	6,086,617

		11,381,963

Textiles, Apparel & Luxury Goods – 0.3%
Yue Yuen Industrial Holdings Ltd.	1,049,000	3,051,406

		131,011,771

Materials – 10.1%
Chemicals – 3.4%
Agrium, Inc. (Toronto)	85,250	8,389,655
Air Water, Inc.	165,000	1,927,071
Arkema SA	9,284	789,248
DIC Corp.	1,557,000	2,580,549
Koninklijke DSM NV	261,029	12,253,516
OCI Co., Ltd.(b)	33,890	5,705,901
Ube Industries Ltd./Japan	960,000	2,107,167

		33,753,107

Construction Materials – 0.2%
China Shanshui Cement Group Ltd.	3,239,000	1,704,126

Metals & Mining – 6.5%
Anglo American PLC	339,820	9,436,942
Arrium Ltd.	2,742,721	1,844,179
Dowa Holdings Co., Ltd.	133,000	878,753
Goldcorp, Inc.	129,860	5,331,407
KGHM Polska Miedz SA	184,720	7,234,709
Kinross Gold Corp.	686,250	6,098,453
Rio Tinto PLC	254,170	11,096,866
Vale SA (Sponsored ADR) (Local Preference Shares)	1,365,450	22,011,054

		63,932,363

		99,389,596

Information Technology – 8.7%
Computers & Peripherals – 1.4%
Fujitsu Ltd.	2,255,000	9,221,862
Lite-On Technology Corp.	624,406	758,463
Wistron Corp.	3,809,400	4,279,294

		14,259,619

Electronic Equipment, Instruments & Components – 2.8%
AU Optronics Corp.(a)	20,511,790	6,299,762
Hon Hai Precision Industry Co., Ltd.	1,330,000	3,785,782
LG Display Co., Ltd.(a)	746,170	17,287,622

		27,373,166

Office Electronics – 0.3%
Konica Minolta Holdings, Inc.	385,000	2,868,416

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	63

International Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Semiconductors & Semiconductor Equipment – 3.8%
Advanced Semiconductor Engineering, Inc.	10,424,579	$7,847,891
GCL-Poly Energy Holdings Ltd.(b)	28,393,000	4,382,830
Samsung Electronics Co., Ltd.	7,160	7,813,579
SK Hynix, Inc.(a)(b)	469,020	8,811,075
Sumco Corp.(a)	367,700	2,791,179
Tokyo Electron Ltd.	129,400	6,113,245

		37,759,799

Software – 0.4%
Nintendo Co., Ltd.	32,000	3,609,231

		85,870,231

Telecommunication Services – 7.0%
Diversified Telecommunication Services – 4.2%
Nippon Telegraph & Telephone Corp.	452,500	20,981,745
Telecom Italia SpA (ordinary shares)	9,707,700	9,019,403
Telecom Italia SpA (savings shares)	4,931,400	3,899,951
Vivendi SA	367,917	7,200,612

		41,101,711

Wireless Telecommunication Services – 2.8%
America Movil SAB de CV Series L (ADR)	289,640	7,411,887
China Mobile Ltd.	328,000	3,510,820
Vodafone Group PLC	5,995,507	17,290,773

		28,213,480

		69,315,191

Health Care – 6.8%
Pharmaceuticals – 6.8%
AstraZeneca PLC	571,770	26,745,559
GlaxoSmithKline PLC	421,910	9,563,078
Novartis AG	226,660	13,366,273
Roche Holding AG	96,500	17,543,072

		67,217,982

Industrials – 6.5%
Aerospace & Defense – 1.5%
Saab AB	206,600	3,678,444
Safran SA	315,589	11,033,607

		14,712,051

Airlines – 0.2%
Cathay Pacific Airways Ltd.	1,186,000	1,942,400

Building Products – 1.0%
Asahi Glass Co., Ltd.	1,648,000	10,028,916

64	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

International Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Commercial Services & Supplies – 0.2%
Downer EDI Ltd.(a)	486,658	$1,799,879

Construction & Engineering – 1.1%
Bouygues SA	434,310	10,793,289

Electrical Equipment – 1.0%
Sumitomo Electric Industries Ltd.	850,900	9,624,246

Industrial Conglomerates – 0.7%
Jardine Matheson Holdings Ltd.	63,200	3,406,176
Jardine Strategic Holdings Ltd.	93,000	3,093,564

		6,499,740

Machinery – 0.2%
IHI Corp.	1,003,000	2,163,467

Trading Companies & Distributors – 0.6%
Mitsubishi Corp.	326,500	6,045,421

		63,609,409

Consumer Staples – 6.2%
Beverages – 0.7%
Asahi Group Holdings Ltd.	301,500	7,316,694

Food & Staples Retailing – 1.9%
Delhaize Group SA	110,289	4,368,321
George Weston Ltd.	57,070	3,674,596
Koninklijke Ahold NV	848,300	10,491,360

		18,534,277

Food Products – 0.3%
Nestle SA	49,420	3,070,148

Tobacco – 3.3%
British American Tobacco PLC	104,970	5,501,374
Imperial Tobacco Group PLC	243,910	9,516,133
Japan Tobacco, Inc.	455,000	13,796,154
KT&G Corp.	45,890	3,474,232

		32,287,893

		61,209,012

Utilities – 3.3%
Electric Utilities – 1.1%
EDP – Energias de Portugal SA	2,982,950	7,276,716
Electricite de France SA	185,860	3,780,085

		11,056,801

Multi-Utilities – 2.2%
E.ON AG	457,620	10,502,189
National Grid PLC	684,740	7,433,151

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	65

International Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Veolia Environnement SA	335,910	$3,550,344

		21,485,684

		32,542,485

Total Common Stocks (cost $1,053,435,585)		970,057,469

SHORT-TERM INVESTMENTS – 1.1%
Investment Companies – 1.1%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.15%(c) (cost $11,296,821)	11,296,821	11,296,821

Total Investments Before Security Lending Collateral for Securities Loaned – 99.5% (cost $1,064,732,406)		981,354,290

INVESTMENTS OF CASH COLLATERAL FOR SECURITY LOANED – 2.7%
Investment Companies – 2.7%
AllianceBernstein Exchange Reserves – Class I, 0.18%(c) (cost $26,420,345)	26,420,345	26,420,345

Total Investments – 102.2% (cost $1,091,152,751)		1,007,774,635
Other assets less liabilities – (2.2)%		(22,129,589)

Net Assets – 100.0%		$985,645,046

FUTURES CONTRACTS (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at August 31, 2012	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Euro STOXX 50 Index Futures	143	September 2012	$3,851,154	$4,381,521	$530,367
Topix Index Futures	38	September 2012	3,381,740	3,526,023	144,283

					$674,650

66	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

International Value Portfolio—Portfolio of Investments

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC Wholesale	USD	34,531	GBP	22,047	11/15/12	$468,169
Credit Suisse London Branch (GFX)	USD	17,587	AUD	16,926	11/15/12	(214,399)
Credit Suisse London Branch (GFX)	USD	19,564	NOK	119,384	11/15/12	980,831
Goldman Sachs Capital Markets LP	GBP	10,742	USD	17,045	11/15/12	(7,638)
Goldman Sachs International	EUR	6,714	USD	8,205	11/15/12	(247,298)
HSBC Bank USA	EUR	4,857	USD	5,977	11/15/12	(136,886)
HSBC Bank USA	USD	36,770	EUR	29,289	11/15/12	100,263
Royal Bank of Canada	CAD	28,143	USD	28,248	11/15/12	(257,406)
Royal Bank of Canada	USD	8,647	CAD	8,593	11/15/12	56,967
Royal Bank of Scotland PLC	JPY	1,599,681	USD	20,381	11/15/12	(63,029)
Standard Chartered Bank	JPY	3,057,431	USD	38,703	11/15/12	(371,031)
State Street Bank & Trust Co.	EUR	117,612	USD	145,414	11/15/12	(2,640,180)
State Street Bank & Trust Co.	USD	4,434	EUR	3,510	11/15/12	(15,556)
UBS AG	USD	26,061	NOK	153,846	11/15/12	414,547
UBS AG	USD	48,560	SEK	326,157	11/15/12	558,344
Westpac Banking Corp.	USD	21,270	AUD	20,948	11/15/12	230,892

						$(1,143,410)

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note D for securities lending information.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR – American Depositary Receipt

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	67

International Value Portfolio—Portfolio of Investments

INTERNATIONAL GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2012

Company	Shares	U.S. $ Value

COMMON STOCKS – 99.1%
Financials – 27.4%
Capital Markets – 2.0%
UBS AG	1,800,393	$20,087,696

Commercial Banks – 10.2%
Banco Bilbao Vizcaya Argentaria SA	1,562,300	11,884,014
Banco Santander Brasil SA/Brazil (ADR)(a)	1,549,700	11,746,726
Banco Santander SA	1,777,599	12,649,103
BNP Paribas SA	276,559	11,969,507
HDFC Bank Ltd.	1,054,820	11,288,815
HSBC Holdings PLC	2,407,350	20,971,125
Intesa Sanpaolo SpA	6,458,160	10,120,277
Itau Unibanco Holding SA (ADR)	576,180	9,109,406
Sberbank of Russia (Sponsored ADR)	218,223	2,518,293

		102,257,266

Consumer Finance – 1.4%
Shriram Transport Finance Co., Ltd.	1,257,880	14,401,283

Diversified Financial Services – 1.1%
IG Group Holdings PLC	1,622,120	11,082,124

Insurance – 8.8%
Admiral Group PLC(a)	1,152,831	21,691,472
AIA Group Ltd.	8,539,600	29,514,526
Lancashire Holdings Ltd.	1,294,612	16,458,897
Prudential PLC	1,586,240	19,815,054

		87,479,949

Real Estate Management & Development – 2.9%
Daito Trust Construction Co., Ltd.	57,300	5,610,532
Hang Lung Properties Ltd.	6,838,000	23,384,887

		28,995,419

Thrifts & Mortgage Finance – 1.0%
Housing Development Finance Corp.	716,810	9,436,250

		273,739,987

Consumer Discretionary – 21.0%
Auto Components – 0.1%
Bharat Forge Ltd.	185,690	933,032

Distributors – 2.8%
Li & Fung Ltd.	17,224,000	28,052,143

Diversified Consumer Services – 2.5%
Anhanguera Educacional Participacoes SA	634,500	9,442,950
Estacio Participacoes SA	984,100	15,271,270

		24,714,220

68	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

International Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Hotels, Restaurants & Leisure – 3.9%
Ajisen China Holdings Ltd.(a)	11,220,800	$6,950,841
Sands China Ltd.	7,765,600	27,649,942
Sodexo	59,726	4,718,627

		39,319,410

Household Durables – 1.4%
MRV Engenharia e Participacoes SA	2,349,300	13,633,555

Media – 1.4%
Focus Media Holding Ltd. (ADR)(a)	590,070	14,191,183

Multiline Retail – 1.4%
Golden Eagle Retail Group Ltd.(a)	7,444,000	13,765,839

Specialty Retail – 5.6%
Belle International Holdings Ltd.	9,959,000	18,015,228
Indomobil Sukses Internasional TBK PT	3,242,000	1,940,609
L’Occitane International SA(a)	2,414,250	6,177,145
Nitori Holdings Co., Ltd.	134,150	13,451,810
Yamada Denki Co., Ltd.	338,460	16,339,440

		55,924,232

Textiles, Apparel & Luxury Goods – 1.9%
Cie Financiere Richemont SA	159,830	9,778,066
LVMH Moet Hennessy Louis Vuitton SA	15,480	2,522,253
Trinity Ltd.	9,862,000	6,495,172

		18,795,491

		209,329,105

Industrials – 16.8%
Air Freight & Logistics – 2.0%
Kuehne & Nagel International AG	177,862	20,214,699

Commercial Services & Supplies – 1.4%
Edenred	161,821	4,317,588
Serco Group PLC	1,098,230	9,814,521

		14,132,109

Construction & Engineering – 0.9%
Larsen & Toubro Ltd.	250,480	6,066,852
Samsung Engineering Co., Ltd.	14,500	2,472,283

		8,539,135

Industrial Conglomerates – 1.4%
Keppel Corp., Ltd.	1,551,000	13,944,631

Professional Services – 10.1%
Bureau Veritas SA(a)	197,260	18,179,497
Capita PLC	3,248,537	37,224,573
Hays PLC	7,819,368	8,536,751

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	69

International Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Intertek Group PLC	776,819	$34,720,628
SGS SA	929	1,871,589

		100,533,038

Road & Rail – 1.0%
DSV A/S	115,187	2,500,751
Globaltrans Investment PLC (Sponsored GDR)(b)	402,760	7,571,888

		10,072,639

		167,436,251

Consumer Staples – 11.8%
Food & Staples Retailing – 4.9%
Jeronimo Martins SGPS SA	886,677	14,825,449
Magnit OJSC (Sponsored GDR)(b)	187,890	5,983,375
Olam International Ltd.(a)	18,212,370	28,164,112

		48,972,936

Food Products – 1.0%
Unilever PLC	280,373	10,076,645

Household Products – 1.1%
Henkel AG & Co. KGaA	10,977	680,903
Reckitt Benckiser Group PLC	172,293	9,743,626

		10,424,529

Tobacco – 4.8%
British American Tobacco PLC	726,344	38,066,970
KT&G Corp.	135,409	10,251,522

		48,318,492

		117,792,602

Energy – 10.9%
Energy Equipment & Services – 2.4%
AMEC PLC	585,361	10,293,563
Saipem SpA	109,550	5,187,723
Technip SA	87,020	9,144,347

		24,625,633

Oil, Gas & Consumable Fuels – 8.5%
Afren PLC(c)	2,152,764	4,394,410
BG Group PLC	969,460	19,825,742
NovaTek OAO (Sponsored GDR)(b)	140,170	16,710,720
Suncor Energy, Inc. (New York)(a)	742,370	23,221,333
Total SA	413,650	20,623,222

		84,775,427

		109,401,060

Information Technology – 8.0%
Internet Software & Services – 2.9%
Baidu, Inc. (Sponsored ADR)(c)	149,640	16,675,882

70	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

International Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

MercadoLibre, Inc.	28,920	$2,301,454
Telecity Group PLC	733,919	10,135,101

		29,112,437

IT Services – 1.6%
Tata Consultancy Services Ltd.	629,678	15,205,037

Semiconductors & Semiconductor Equipment – 3.5%
Samsung Electronics Co., Ltd. (Preference Shares)	54,487	35,157,057

		79,474,531

Utilities – 1.2%
Independent Power Producers & Energy Traders – 1.2%
APR Energy PLC(a)	994,581	12,239,160

Materials – 1.0%
Chemicals – 1.0%
Filtrona PLC	1,242,017	10,539,184

Health Care – 1.0%
Health Care Providers & Services – 0.3%
Odontoprev SA	490,900	2,660,180

Life Sciences Tools & Services – 0.4%
Eurofins Scientific	32,625	4,240,721

Pharmaceuticals – 0.3%
Lupin Ltd.	248,500	2,661,427

		9,562,328

Total Common Stocks (cost $1,005,186,410)		989,514,208

	Contracts
OPTIONS PURCHASED - PUTS – 0.2%
Options on Equity Indices – 0.2%
STOXX Europe Mid 200 Index Expiration: Dec 2012, Exercise Price: EUR 230.00(c)(d) (cost $7,385,295)	350,000	1,452,759

	Shares
WARRANTS – 0.1%
Industrials – 0.1%
Industrial Conglomerates – 0.1%
John Keells Holdings PLC, Deutsche Bank AG London, expiring 7/05/19(c) (cost $1,464,275)	923,120	1,379,326

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	71

International Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 0.2%
Investment Companies – 0.2%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.15%(e) (cost $2,418,529)	2,418,529	$2,418,529

Total Investments Before Security Lending Collateral for Securities Loaned – 99.6% (cost $1,016,454,509)		994,764,822

INVESTMENTS OF CASH COLLATERAL FOR SECURITY LOANED – 10.0%
Investment Companies – 10.0%
AllianceBernstein Exchange Reserves – Class I, 0.18%(e) (cost $100,018,471)	100,018,471	100,018,471

Total Investments – 109.6% (cost $1,116,472,980)		1,094,783,293
Other assets less liabilities – (9.6)%		(96,041,395)

Net Assets – 100.0%		$998,741,898

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC Wholesale	USD	31,093	EUR	24,929	9/14/12	$265,093
Barclays Bank PLC Wholesale	USD	15,147	JPY	1,201,227	12/14/12	209,901
BNP Paribas SA	USD	19,581	CHF	18,757	9/14/12	68,698
Citibank NA	USD	33,878	JPY	2,652,199	9/14/12	(1,164)
Citibank NA	USD	4,905	SGD	6,246	9/14/12	105,885
Credit Suisse London Branch (GFX)	AUD	8,392	USD	8,083	9/14/12	(579,778)
Credit Suisse London Branch (GFX)	CHF	7,181	USD	7,326	9/14/12	(197,242)
Deutsche Bank AG London	GBP	10,753	USD	16,545	9/14/12	(529,014)
Goldman Sachs International	GBP	46,228	USD	71,924	9/14/12	(1,476,940)
Goldman Sachs International	USD	56,587	JPY	4,455,416	9/14/12	321,868
HSBC BankUSA	EUR	26,491	USD	33,491	9/14/12	167,675
HSBC BankUSA	GBP	11,515	USD	18,174	9/14/12	(109,474)
HSBC BankUSA	HKD	758,294	USD	97,761	9/14/12	(9,748)
HSBC BankUSA	USD	6,943	NOK	42,116	9/14/12	321,466
HSBC BankUSA	USD	6,879	SGD	8,828	9/14/12	202,842
JPMorgan Chase Bank, NA	GBP	4,690	USD	7,394	12/14/12	(51,196)
Royal Bank of Canada	EUR	4,989	USD	6,230	9/14/12	(45,993)
Royal Bank of Canada	USD	28,376	CAD	29,303	9/14/12	1,344,242
Royal Bank of Scotland PLC	USD	21,642	AUD	20,822	12/14/12	(322,191)
Standard Chartered Bank	USD	9,464	BRL	19,254	10/02/12	(21,257)
State Street Bank and Trust Co.	INR	434,048	USD	7,647	9/14/12	(151,694)

72	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

International Growth Portfolio—Portfolio of Investments

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
State Street Bank and Trust Co.	BRL	19,254	USD	9,126	10/02/12	$(316,078)
UBS AG	EUR	10,449	USD	12,931	9/14/12	(213,096)
UBS AG	USD	5,411	AUD	5,163	9/14/12	(81,488)
Westpac Banking Corp	USD	3,286	AUD	3,229	9/14/12	47,295

						$(1,051,388)

CALL OPTIONS WRITTEN (see Note C)

Description	Contracts	Exercise Price		Expiration Month	U.S. $ Value
STOXX Europe Mid 200 Index (d)	350,000	EUR	190.00	December 2012	$(176,092)
(premium received $2,625,105)

(a)	Represents entire or partial securities out on loan. See Note D for securities lending information.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2012, the aggregate market value of these securities amounted to $30,265,983 or 3.0% of net assets.

(c)	Non-income producing security.

(d)	One contract relates to 50 shares.

(e)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD	– Australian Dollar
BRL	– Brazilian Real
CAD	– Canadian Dollar
CHF	– Swiss Franc
EUR	– Euro
GBP	– Great British Pound
HKD	– Hong Kong Dollar
INR	– Indian Rupee
JPY	– Japanese Yen
NOK	– Norwegian Krone
SGD	– Singapore Dollar

Glossary:

ADR	– American Depositary Receipt
GDR	– Global Depositary Receipt
OJSC	– Open Joint Stock Company

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	73

International Growth Portfolio—Portfolio of Investments

SHORT DURATION BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2012

		Principal Amount (000)	U.S. $ Value

MORTGAGE PASS-THROUGHS – 36.9%
Agency ARMs – 14.6%
Federal Home Loan Mortgage Corp. 2.024%, 8/01/42(a)	U.S.$	9,484	$9,823,206
2.488%, 7/01/42(a)		12,327	12,904,084
3.002%, 6/01/37(a)		9,602	10,351,402
Series 2005 2.896%, 5/01/35(a)		3,182	3,413,851
Federal National Mortgage Association 2.138%, 8/01/42(a)		8,294	8,595,825
2.26%, 8/01/42(a)		6,690	6,949,632
2.386%, 6/01/42(a)		6,060	6,309,805
2.397%, 1/01/36(a)		1,651	1,769,764
2.451%, 5/01/42(a)		10,561	11,008,296
2.497%, 6/01/42(b)		9,835	10,257,466
2.655%, 8/01/42(a)		12,375	12,977,253
2.666%, 8/01/42(a)		12,444	13,050,597
2.726%, 6/01/42(a)		14,632	15,351,860
Series 2003 2.78%, 12/01/33(a)		814	870,699
Series 2005 2.317%, 2/01/35(b)		4,257	4,538,503
2.998%, 10/01/35(a)		2,502	2,694,419
Series 2006 3.092%, 7/01/36(a)		2,012	2,160,122
Series 2007 2.151%, 1/01/37(b)		1,030	1,091,438
Series 2009 2.739%, 7/01/38(a)		1,838	1,972,507

			136,090,729

Agency Fixed Rate 15-Year – 13.9%
Federal Home Loan Mortgage Corp. Gold 3.50%, 7/01/27		8,751	9,365,609
4.50%, 6/01/25		8,438	9,075,619
5.00%, 7/01/25		3,709	4,017,295
Series 2011 3.50%, 6/01/26		11,033	11,680,406
Federal National Mortgage Association 3.00%, TBA		27,480	28,987,108
3.50%, 3/01/26-9/01/26		42,584	45,310,009
Series 1998 6.00%, 10/01/13-12/01/13		3	3,338
Series 2001 6.00%, 11/01/16		54	58,103
Series 2002 6.00%, 12/01/17		49	53,070

74	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2005 6.00%, 6/01/17-6/01/20	U.S.$	95	$99,900
Series 2006 6.00%, 5/01/21-1/01/22		1,863	2,050,162
Series 2007 6.00%, 2/01/22		546	603,553
Series 2012 3.00%, 3/01/27-8/01/27		17,552	18,608,688

			129,912,860

Agency Fixed Rate 30-Year – 8.4%
Federal Home Loan Mortgage Corp. Gold Series 2007 6.00%, 7/01/37-9/01/37		1,223	1,344,644
Series 2009 5.50%, 10/01/39		4,827	5,283,968
Federal National Mortgage Association 4.50%, 8/01/39-4/01/41		8,469	9,432,396
5.50%, 5/01/39		4,132	4,533,328
6.00%, 2/01/37-10/01/38		22,989	25,372,856
Series 2008 5.50%, 6/01/38		9,485	10,406,176
6.00%, 5/01/38-8/01/38		17,459	19,276,153
Series 2010 6.00%, 4/01/40		2,145	2,367,321

			78,016,842

Total Mortgage Pass-Throughs (cost $340,618,673)			344,020,431

GOVERNMENTS - TREASURIES – 32.9%
Canada – 2.0%
Canadian Government Bond 0.75%, 5/01/14	CAD	18,610	18,754,424

United States – 30.9%
U.S. Treasury Notes 0.25%, 2/28/14-4/30/14	U.S.$	45,625	45,645,813
0.625%, 4/30/13		33,270	33,370,076
0.875%, 4/30/17		5,890	5,978,350
1.00%, 8/31/16-10/31/16		25,764	26,336,470
1.375%, 11/15/12		131,466	131,789,538
2.875%, 1/31/13		44,685	45,178,993

			288,299,240

Total Governments - Treasuries (cost $306,023,692)			307,053,664

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	75

Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

ASSET-BACKED SECURITIES – 15.3%
Autos - Fixed Rate – 5.8%
Ally Auto Receivables Trust Series 2010-1, Class B 3.29%, 3/15/15(c)	U.S.$	5,740	$5,945,928
Series 2012-A, Class C 2.40%, 11/15/17(c)		2,415	2,481,672
AmeriCredit Automobile Receivables Trust Series 2012-2, Class A3 1.05%, 10/11/16		3,560	3,591,097
Avis Budget Rental Car Funding AESOP LLC Series 2012-3A, Class A 2.10%, 3/20/19(c)		1,730	1,761,590
Bank of America Auto Trust Series 2009-2A, Class A4 3.03%, 10/15/16(c)		5,298	5,341,414
Series 2012-1, Class A4 1.03%, 12/15/16		1,650	1,666,912
Series 2012-1, Class C 2.09%, 7/17/17		2,960	3,005,022
BMW Vehicle Lease Trust Series 2011-1, Class A2 0.64%, 4/22/13		88	87,957
Chrysler Financial Auto Securitization Trust Series 2009-A, Class A3 2.82%, 1/15/16		136	136,498
Ford Auto Securitization Trust Series 2011-R3A, Class A1 1.708%, 8/15/13(c)	CAD	610	626,853
Hyundai Auto Lease Securitization Trust Series 2011-A, Class A2 0.69%, 11/15/13(c)	U.S.$	944	943,868
Mercedes-Benz Auto Lease Trust Series 2011-B, Class A2 0.90%, 1/15/14(c)		2,471	2,474,527
Mercedes-Benz Auto Receivables Trust Series 2009-1, Class A4 2.43%, 3/15/16		7,560	7,632,425
Navistar Financial Corp. Owner Trust Series 2012-A, Class A2 0.85%, 3/18/15(c)		2,873	2,875,787
Nissan Auto Lease Trust Series 2012-A, Class A2A 0.68%, 7/15/14		2,155	2,163,303
Nissan Auto Receivables Owner Trust Series 2010-A, Class A3 0.87%, 7/15/14		2,339	2,344,246

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Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Porsche Innovative Lease Owner Trust Series 2011-1, Class A2 0.92%, 2/20/14(c)	U.S.$	2,523	$2,525,592
Santander Drive Auto Receivables Trust Series 2012-3, Class A2 0.83%, 4/15/15		3,475	3,484,713
SMART Trust/Australia Series 2011-2USA, Class A2A 1.22%, 11/14/13(c)		2,243	2,246,319
World Omni Automobile Lease Securitization Trust Series 2012-A, Class A3 0.93%, 11/16/15		2,852	2,862,883

			54,198,606

Autos - Floating Rate – 2.9%
BMW Floorplan Master Owner Trust Series 2009-1A, Class A 1.39%, 9/15/14(b)(c)		4,360	4,362,180
Ford Credit Floorplan Master Owner Trust Series 2010-1, Class A 1.89%, 12/15/14(b)(c)		6,070	6,096,955
Series 2010-3, Class A2 1.94%, 2/15/17(b)(c)		3,025	3,116,433
Series 2012-1, Class A 0.71%, 1/15/16(b)		4,546	4,560,548
GE Dealer Floorplan Master Note Trust Series 2009-2A, Class A 1.79%, 10/20/14(b)(c)		5,438	5,449,333
Hyundai Floorplan Master Owner Trust Series 2009-1A, Class A 1.49%, 11/17/14(b)(c)		3,765	3,773,436

			27,358,885

Credit Cards - Floating Rate – 2.7%
Capital One Multi-Asset Execution Trust Series 2006-A12, Class A 0.30%, 7/15/16(b)		6,000	5,994,300
Chase Issuance Trust Series 2011-A3, Class A3 0.36%, 12/15/15(b)		5,010	5,014,298
Discover Card Master Trust Series 2010-A1, Class A1 0.89%, 9/15/15(b)		7,206	7,226,768
Gracechurch Card Funding PLC Series 2012-1A, Class A2 0.935%, 2/15/17(b)(c)	EUR	2,140	2,704,606

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Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Penarth Master Issuer PLC Series 2010-2A, Class A2 0.987%, 12/18/14(b)(c)	U.S.$	2,010	$2,013,053
Series 2012-1A, Class A1 0.807%, 3/18/14(b)(c)		2,796	2,797,723

			25,750,748

Credit Cards - Fixed Rate – 2.1%
American Express Credit Account Master Trust Series 2012-2, Class A 0.68%, 3/15/18		4,975	4,975,114
Discover Card Master Trust Series 2012-A1, Class A1 0.81%, 8/15/17		1,322	1,332,806
Series 2012-A3, Class A3 0.86%, 11/15/17		1,621	1,634,894
GE Capital Credit Card Master Note Trust Series 2012-1, Class A 1.03%, 1/15/18		5,170	5,220,475
Series 2012-6, Class A 1.36%, 8/17/20		4,670	4,684,594
World Financial Network Credit Card Master Trust Series 2012-B, Class A 1.76%, 5/17/21		1,540	1,548,248

			19,396,131

Other ABS - Fixed Rate – 1.2%
CIT Canada Equipment Receivables Trust Series 2012-1A, Class A1 1.705%, 7/22/13(c)	CAD	1,059	1,074,452
CNH Equipment Trust Series 2010-C, Class A3 1.17%, 5/15/15	U.S.$	3,051	3,061,854
GE Equipment Small Ticket LLC Series 2011-1A, Class A2 0.88%, 8/21/13(c)		881	881,020
GE Equipment Transportation LLC Series 2012-1, Class A3 0.99%, 11/23/15		4,980	5,014,745
John Deere Owner Trust Series 2011-A, Class A2 0.64%, 6/16/14		802	802,359

			10,834,430

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Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Other ABS - Floating Rate – 0.4%
GE Dealer Floorplan Master Note Trust Series 2012-3, Class A 0.727%, 6/20/17(b)	U.S.$	3,880	$3,899,734

Home Equity Loans - Fixed Rate – 0.1%
Credit-Based Asset Servicing and Securitization LLC Series 2003-CB1, Class AF 3.95%, 1/25/33		890	847,312
Nationstar NIM Trust Series 2007-A, Class A 9.79%, 3/25/37(d)(e)		35	– 0	–

			847,312

Home Equity Loans - Floating Rate – 0.1%
HSBC Home Equity Loan Trust Series 2006-1, Class M1 0.517%, 1/20/36(b)		885	800,944

Total Asset-Backed Securities (cost $142,830,512)			143,086,790

CORPORATES - INVESTMENT GRADES – 7.7%
Industrial – 6.8%
Capital Goods – 1.1%
Caterpillar Financial Services Corp. 1.375%, 5/20/14		4,990	5,061,656
Eaton Corp. 0.798%, 6/16/14(b)		2,469	2,474,548
General Dynamics Corp. 5.25%, 2/01/14		2,750	2,933,238

			10,469,442

Communications - Telecommunications – 1.0%
Cellco Partnership/Verizon Wireless Capital LLC 5.55%, 2/01/14		4,375	4,664,397
Verizon Communications, Inc. 1.25%, 11/03/14		1,685	1,712,166
1.95%, 3/28/14		3,130	3,204,040

			9,580,603

Consumer Cyclical - Automotive – 0.5%
American Honda Finance Corp. 2.375%, 3/18/13(c)		4,534	4,578,978

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Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Entertainment – 0.1%
Walt Disney Co. (The) 4.50%, 12/15/13	U.S.$	934	$983,287

Consumer Cyclical - Retailers – 0.8%
Target Corp. 0.488%, 1/11/13(b)		7,016	7,021,571

Consumer Non-Cyclical – 1.6%
Baxter International, Inc. 1.80%, 3/15/13		1,051	1,058,554
Bottling Group LLC 5.00%, 11/15/13		2,669	2,813,214
Eli Lilly & Co. 4.20%, 3/06/14		2,845	3,006,166
GlaxoSmithKline Capital, Inc. 4.85%, 5/15/13		2,109	2,175,126
Novartis Capital Corp. 4.125%, 2/10/14		2,855	3,001,661
Sanofi 1.625%, 3/28/14		2,445	2,487,543

			14,542,264

Energy – 0.4%
Chevron Corp. 3.95%, 3/03/14		2,885	3,033,707
ConocoPhillips 4.75%, 2/01/14		723	764,029

			3,797,736

Technology – 1.3%
Cisco Systems, Inc. 1.625%, 3/14/14		4,905	5,002,271
Oracle Corp. 4.95%, 4/15/13		2,140	2,201,255
Texas Instruments, Inc. 1.375%, 5/15/14		4,990	5,072,106

			12,275,632

			63,249,513

Financial Institutions – 0.9%
Banking – 0.4%
UnionBanCal Corp. 5.25%, 12/16/13		3,867	4,048,347

Finance – 0.5%
General Electric Capital Corp. 1.875%, 9/16/13		4,791	4,858,198

			8,906,545

Total Corporates - Investment Grades (cost $71,151,131)			72,156,058

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Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

COMMERCIAL MORTGAGE-BACKED SECURITIES – 5.0%
Non-Agency Fixed Rate CMBS – 3.0%
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2007-LDPX, Class A2S 5.305%, 1/15/49	U.S.$	3,856	$3,887,072
Series 2010-C2, Class A1 2.749%, 11/15/43(c)		1,934	2,026,089
Series 2011-C3, Class A1 1.875%, 2/15/46(c)		5,150	5,224,653
Series 2011-C4, Class A1 1.525%, 7/15/46(c)		2,323	2,342,034
Series 2012-CBX, Class A1 0.958%, 6/16/45		4,561	4,567,810
Merrill Lynch Mortgage Trust Series 2005-CIP1, Class A2 4.96%, 7/12/38		1,952	1,989,134
Morgan Stanley Capital I, Inc. Series 2011-C1, Class A1 2.602%, 9/15/47(c)		5,063	5,216,121
WF-RBS Commercial Mortgage Trust Series 2011-C2, Class A1 2.501%, 2/15/44(c)		2,291	2,348,123

			27,601,036

Non-Agency Floating Rate CMBS – 1.5%
Banc of America Large Loan, Inc. Series 2005-MIB1, Class C 0.55%, 3/15/22(b)(c)		2,500	2,475,352
Commercial Mortgage Pass Through Certificates Series 2005-FL11, Class D 0.58%, 11/15/17(b)(c)		669	621,971
Series 2007-FL14, Class C 0.54%, 6/15/22(b)(c)		2,839	2,547,544
Credit Suisse Mortgage Capital Certificates Series 2006-TF2A, Class SVD 0.71%, 10/15/21(b)(c)		4,900	4,591,560
Series 2007-TFLA, Class A2 0.36%, 2/15/22(b)(c)		4,126	4,007,391

			14,243,818

Agency CMBS – 0.5%
NCUA Guaranteed Notes Series 2010-C1, Class A1 1.60%, 10/29/20		4,828	4,897,285

Total Commercial Mortgage-Backed Securities (cost $47,214,734)			46,742,139

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	81

Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

COLLATERALIZED MORTGAGE OBLIGATIONS – 2.4%
Agency Fixed Rate – 2.0%
Federal Home Loan Mortgage Corp. Series 3948, Class DA 3.00%, 12/15/24	U.S.$	8,650	$8,972,170
Federal National Mortgage Association Series 2010-9, Class EA 3.50%, 1/25/24		4,425	4,603,930
Series 2011-39, Class DA 3.50%, 7/25/24		5,149	5,301,956

			18,878,056

Non-Agency Floating Rate – 0.3%
Mortgage Equity Conversion Asset Trust Series 2007-FF2, Class A 0.66%, 2/25/42(b)(c)		2,968	2,424,470

Non-Agency Fixed Rate – 0.1%
Merrill Lynch Mortgage Investors, Inc. Series 2005-A8, Class A1C1 5.25%, 8/25/36		378	383,313

Agency Floating Rate – 0.0%
Fannie Mae Whole Loan Series 2003-W13, Class AV2 0.516%, 10/25/33(b)		114	113,433
Freddie Mac Reference REMICs Series R008, Class FK 0.64%, 7/15/23(b)		167	166,840

			280,273

Total Collateralized Mortgage Obligations (cost $22,534,597)			21,966,112

INFLATION-LINKED SECURITIES – 1.2%
United States – 1.2%
U.S. Treasury Inflation Index 1.875%, 7/15/13 (TIPS)		3,479	3,582,966
2.00%, 1/15/14 (TIPS)		6,884	7,185,469

Total Inflation-Linked Securities (cost $10,740,919)			10,768,435

GOVERNMENTS - SOVEREIGN AGENCIES – 0.7%
Netherlands – 0.7%
Achmea Hypotheekbank NV 0.792%, 11/03/14(b)(c) (cost $6,454,707)		6,456	6,435,225

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Short Duration Bond Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 0.7%
Investment Companies – 0.7%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.15%(f) (cost $6,761,140)	6,761,140	$6,761,140

Total Investments – 102.8% (cost $954,330,105)		958,989,994
Other assets less liabilities – (2.8)%		(26,201,788)

Net Assets – 100.0%		$932,788,206

FUTURES CONTRACTS (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at August 31, 2012	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. T-Note 2 Yr Futures	1,196	December 2012	$263,639,795	$263,811,439	$171,644
U.S. T-Note 5 Yr Futures	127	December 2012	15,766,263	15,832,336	66,073

Sold Contracts
U.S. T-Note 10 Yr Futures	197	December 2012	26,136,486	26,342,594	(206,108)

					$31,609

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG London	CAD	20,581	USD	20,763	9/27/12	$(105,246)

CROSS CURRENCY SWAP CONTRACTS (see Note C)

Counterparty	Expiration Date	Pay Currency	Pay Rate	Receive Currency	Receive Rate	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	2/15/15	EUR	1 Month EURIBOR Plus a Specified Spread	USD	1 Month LIBOR Plus a Specified Spread	$175,156

(a)	Variable rate coupon, rate shown as of August 31, 2012.

(b)	Floating Rate Security. Stated interest rate was in effect at August 31, 2012.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2012, the aggregate market value of these securities amounted to $104,332,252 or 11.2% of net assets.

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Short Duration Bond Portfolio—Portfolio of Investments

(d)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security, which represents 0.00% of net assets as of August 31, 2012, is considered illiquid and restricted.

Restricted Securities	Acquisition Date	Cost	Market Value		Percentage of Net Assets
Nationstar NIM Trust Series 2007-A, Class A 9.79%, 3/25/37	4/04/07	$35,213	$	– 0 –	0.00%

(e)	Fair valued.
(f)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

CAD – Canadian Dollar

EUR – Euro

Glossary:

ABS	– Asset-Backed Securities
ARMs	– Adjustable Rate Mortgages
CMBS	– Commercial Mortgage-Backed Securities
EURIBOR	– Euro Interbank Offered Rate
LIBOR	– London Interbank Offered Rates
NCUA	– National Credit Union Administration
REMICs	– Real Estate Mortgage Investment Conduits
TBA	– To Be Announced
TIPS	– Treasury Inflation Protected Security

See notes to financial statements.

84	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Short Duration Bond Portfolio—Portfolio of Investments

GLOBAL CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2012

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS - TREASURIES – 38.1%
Austria – 1.0%
Austria Government Bond 3.50%, 9/15/21(a)	EUR	8,285	$11,847,156

Belgium – 3.1%
Belgium Government Bond 4.00%, 3/28/18		8,285	11,798,512
Series 46 3.75%, 9/28/15		16,675	22,900,258

			34,698,770

Finland – 7.1%
Finland Government Bond 3.375%, 4/15/20		33,335	48,180,339
3.875%, 9/15/17		21,968	32,118,680

			80,299,019

Germany – 1.5%
Bundesobligation Series 162 0.75%, 2/24/17		6,340	8,127,162
Bundesrepublik Deutschland 4.25%, 7/04/39		4,903	8,879,237

			17,006,399

Japan – 8.5%
Japan Government Ten Year Bond Series 288 1.70%, 9/20/17	JPY	2,306,350	31,632,618
Japan Government Thirty Year Bond Series 36 2.00%, 3/20/42		560,250	7,308,609
Japan Government Twenty Year Bond Series 112 2.10%, 6/20/29		2,053,350	28,555,924
Series 48 2.50%, 12/21/20		1,880,000	27,674,719

			95,171,870

Mexico – 0.5%
Mexican Bonos Series M 10 7.75%, 12/14/17	MXN	60,165	5,130,862

Netherlands – 4.6%
Netherlands Government Bond 2.25%, 7/15/22(a)	EUR	4,900	6,459,547
4.50%, 7/15/17(a)		30,450	45,201,670

			51,661,217

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	85

Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Singapore – 1.0%
Singapore Government Bond 3.125%, 9/01/22	SGD	11,900	$11,093,779

South Africa – 1.2%
South Africa Government Bond Series R204 8.00%, 12/21/18	ZAR	100,722	13,046,034

United Kingdom – 6.6%
United Kingdom Gilt 1.75%, 1/22/17	GBP	14,110	23,629,884
2.00%, 1/22/16		5,808	9,751,319
4.50%, 12/07/42		2,978	6,188,535
4.75%, 12/07/30		16,349	35,083,080

			74,652,818

United States – 3.0%
U.S. Treasury Bonds 4.625%, 2/15/40	U.S.$	18,561	26,135,645
U.S. Treasury Notes 2.625%, 11/15/20		7,266	8,052,203

			34,187,848

Total Governments - Treasuries (cost $416,676,834)			428,795,772

CORPORATES - INVESTMENT GRADES – 29.1%
Financial Institutions – 13.7%
Banking – 9.2%
Bank of America Corp. 5.875%, 2/07/42		2,896	3,285,584
7.625%, 6/01/19		1,700	2,076,099
Series L 5.65%, 5/01/18		4,350	4,859,716
Barclays Bank PLC 6.625%, 3/30/22(a)	EUR	1,800	2,251,554
Bear Stearns Cos. LLC (The) 5.55%, 1/22/17	U.S.$	5,410	6,122,199
BNP Paribas SA 5.00%, 1/15/21		2,966	3,194,038
Capital One Financial Corp. 4.75%, 7/15/21		2,470	2,770,888
Citigroup, Inc. 4.50%, 1/14/22		465	491,458
5.50%, 4/11/13		2,900	2,978,755
6.50%, 8/19/13		2,770	2,913,256
8.50%, 5/22/19		790	1,010,645

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		Principal Amount (000)	U.S. $ Value

Compass Bank 5.50%, 4/01/20	U.S.$	4,989	$4,849,977
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands 3.875%, 2/08/22		3,060	3,186,868
DNB Bank ASA 4.375%, 2/24/21(a)	EUR	1,675	2,404,761
Goldman Sachs Group, Inc. (The) 6.00%, 6/15/20	U.S.$	2,700	3,020,854
7.50%, 2/15/19		2,855	3,424,233
HSBC Holdings PLC 4.00%, 3/30/22		5,990	6,421,957
ING Bank NV 3.75%, 3/07/17(a)		3,020	3,130,016
JPMorgan Chase & Co. 4.40%, 7/22/20		1,335	1,479,850
4.625%, 5/10/21		857	958,366
Lloyds TSB Bank PLC 4.20%, 3/28/17		3,575	3,791,716
Macquarie Bank Ltd. 5.00%, 2/22/17(a)		651	680,035
Macquarie Group Ltd. 4.875%, 8/10/17(a)		1,850	1,943,138
Morgan Stanley 5.45%, 1/09/17		1,615	1,698,454
5.50%, 7/24/20		2,455	2,524,037
Nationwide Building Society 6.25%, 2/25/20(a)		3,415	3,770,467
Nordea Bank AB 3.125%, 3/20/17(a)		2,990	3,107,507
PNC Funding Corp. 3.30%, 3/08/22		3,020	3,205,558
Royal Bank of Scotland PLC (The) 6.125%, 1/11/21		2,740	3,138,703
Santander US Debt SAU 2.991%, 10/07/13(a)		3,400	3,355,018
Societe Generale SA 2.50%, 1/15/14(a)		1,670	1,659,312
5.20%, 4/15/21(a)		1,355	1,395,650
SouthTrust Corp. 5.80%, 6/15/14		3,315	3,538,411
Svenska Handelsbanken AB 2.875%, 4/04/17		3,000	3,124,500
UFJ Finance Aruba AEC 6.75%, 7/15/13		1,913	2,006,775
Unicredit Luxembourg Finance SA 6.00%, 10/31/17(a)		1,386	1,218,126
Vesey Street Investment Trust I 4.404%, 9/01/16		948	988,196

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Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Wachovia Corp. 5.50%, 5/01/13	U.S.$	1,225	$1,265,184

			103,241,861

Finance – 0.6%
General Electric Capital Corp. 2.30%, 4/27/17		4,200	4,335,551
SLM Corp. Series A 5.375%, 5/15/14		2,085	2,180,858

			6,516,409

Insurance – 3.0%
Allied World Assurance Co., Ltd. 7.50%, 8/01/16		1,820	2,110,272
Berkshire Hathaway, Inc. 3.40%, 1/31/22		2,800	3,002,126
Coventry Health Care, Inc. 5.95%, 3/15/17		665	777,594
6.125%, 1/15/15		260	283,050
6.30%, 8/15/14		2,060	2,232,859
Guardian Life Insurance Co. of America 7.375%, 9/30/39(a)		1,305	1,734,107
Hartford Financial Services Group, Inc. 4.00%, 3/30/15		685	720,281
5.125%, 4/15/22		600	644,854
5.50%, 3/30/20		1,727	1,884,986
Humana, Inc. 6.30%, 8/01/18		369	431,454
6.45%, 6/01/16		285	325,604
7.20%, 6/15/18		610	737,113
Lincoln National Corp. 8.75%, 7/01/19		791	1,023,547
Markel Corp. 7.125%, 9/30/19		1,105	1,296,247
Massachusetts Mutual Life Insurance Co. 8.875%, 6/01/39(a)		815	1,210,519
MetLife, Inc. 4.75%, 2/08/21		1,085	1,254,898
7.717%, 2/15/19		1,159	1,506,080
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(a)		2,585	3,517,019
Swiss Re Solutions Holding Corp. 7.00%, 2/15/26		3,065	3,672,324
UnitedHealth Group, Inc. 4.375%, 3/15/42		3,020	3,215,019
XL Group PLC 5.25%, 9/15/14		1,920	2,040,539

			33,620,492

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Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Other Finance – 0.2%
ORIX Corp. 4.71%, 4/27/15	U.S.$	2,467	$2,606,635

REITS – 0.7%
ERP Operating LP 5.25%, 9/15/14		2,600	2,808,504
HCP, Inc. 6.00%, 1/30/17		2,195	2,504,704
Healthcare Realty Trust, Inc. 5.125%, 4/01/14		2,373	2,478,411

			7,791,619

			153,777,016

Industrial – 12.8%
Basic – 1.7%
AngloGold Ashanti Holdings PLC 5.375%, 4/15/20		2,110	2,233,025
ArcelorMittal 6.125%, 6/01/18		2,271	2,253,967
Dow Chemical Co. (The) 8.55%, 5/15/19		1,640	2,213,833
Eastman Chemical Co. 2.40%, 6/01/17		760	788,111
3.60%, 8/15/22		780	820,252
International Paper Co. 5.30%, 4/01/15		2,625	2,880,851
PPG Industries, Inc. 5.75%, 3/15/13		1,642	1,686,106
Rio Tinto Finance USA PLC 1.625%, 8/21/17		2,795	2,796,188
Teck Resources Ltd. 2.50%, 2/01/18		678	682,235
Vale Overseas Ltd. 4.375%, 1/11/22		2,353	2,411,540

			18,766,108

Capital Goods – 0.7%
ADT Corp. (The) 3.50%, 7/15/22(a)		657	682,440
Holcim US Finance Sarl & Cie SCS 6.00%, 12/30/19(a)		299	320,666
John Deere Capital Corp. 2.80%, 1/27/23		2,870	2,966,369
Republic Services, Inc. 3.80%, 5/15/18		85	93,257
5.25%, 11/15/21		1,213	1,436,985
5.50%, 9/15/19		1,768	2,093,761

			7,593,478

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Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Communications - Media – 2.4%
CBS Corp. 5.75%, 4/15/20	U.S.$	1,410	$1,692,834
Comcast Cable Communications Holdings, Inc. 9.455%, 11/15/22		1,906	2,846,257
DirecTV Holdings LLC/DirecTV Financing Co., Inc. 4.60%, 2/15/21		1,870	2,043,196
4.75%, 10/01/14		1,200	1,289,929
Globo Comunicacao e Participacoes SA 5.307%, 5/11/22(a)(b)		681	742,290
News America, Inc. 4.50%, 2/15/21		890	1,021,632
6.55%, 3/15/33		1,383	1,613,556
9.25%, 2/01/13		670	691,484
Omnicom Group, Inc. 3.625%, 5/01/22		1,008	1,056,804
Reed Elsevier Capital, Inc. 8.625%, 1/15/19		2,894	3,713,306
Time Warner Cable, Inc. 7.50%, 4/01/14		1,325	1,459,470
Time Warner Entertainment Co. LP 8.375%, 3/15/23		2,680	3,749,124
Virgin Media Secured Finance PLC 5.25%, 1/15/21		1,080	1,240,180
WPP Finance 2010 4.75%, 11/21/21		417	454,896
WPP Finance UK 8.00%, 9/15/14		2,616	2,935,524

			26,550,482

Communications - Telecommunications – 1.1%
American Tower Corp. 5.05%, 9/01/20		2,750	3,006,250
AT&T Corp. 8.00%, 11/15/31		295	456,416
AT&T, Inc. 4.45%, 5/15/21		1,694	1,987,846
British Telecommunications PLC 2.00%, 6/22/15		1,215	1,242,192
Deutsche Telekom International Finance BV 4.875%, 3/06/42(a)		2,586	2,758,036
Telecom Italia Capital SA 6.375%, 11/15/33		375	316,875
7.175%, 6/18/19		1,450	1,515,250

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		Principal Amount (000)	U.S. $ Value

United States Cellular Corp. 6.70%, 12/15/33	U.S.$	1,550	$1,618,752

			12,901,617

Consumer Cyclical - Automotive – 0.5%
Harley-Davidson Funding Corp. 5.75%, 12/15/14(a)		2,465	2,660,448
Toyota Motor Credit Corp. 3.30%, 1/12/22		3,270	3,503,203

			6,163,651

Consumer Cyclical - Entertainment – 0.5%
Time Warner, Inc. 4.70%, 1/15/21		1,460	1,674,544
7.625%, 4/15/31		2,810	3,814,595

			5,489,139

Consumer Cyclical - Other – 0.3%
Marriott International, Inc./DE 5.625%, 2/15/13		3,270	3,336,780

Consumer Cyclical - Retailers – 0.2%
CVS Caremark Corp. 6.60%, 3/15/19		1,460	1,867,673

Consumer Non-Cyclical – 1.7%
Ahold Finance USA LLC 6.875%, 5/01/29		3,105	3,972,245
Baxter International, Inc. 2.40%, 8/15/22		2,810	2,826,843
Bunge Ltd. Finance Corp. 5.10%, 7/15/15		481	514,823
5.875%, 5/15/13		2,720	2,805,849
Cadbury Schweppes US Finance LLC 5.125%, 10/01/13(a)		3,480	3,629,703
Delhaize Group SA 5.875%, 2/01/14		775	815,016
Laboratory Corp. of America Holdings 2.20%, 8/23/17		708	718,149
3.75%, 8/23/22		341	353,901
Pepsico, Inc. 4.00%, 3/05/42		2,972	3,177,383

			18,813,912

Energy – 1.9%
Anadarko Petroleum Corp. 5.95%, 9/15/16		735	849,942
6.45%, 9/15/36		877	1,082,430

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Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Marathon Petroleum Corp. 3.50%, 3/01/16	U.S.$	448	$475,245
5.125%, 3/01/21		760	873,327
Nabors Industries, Inc. 9.25%, 1/15/19		2,393	3,097,908
Noble Energy, Inc. 8.25%, 3/01/19		2,858	3,694,991
Noble Holding International Ltd. 4.90%, 8/01/20		251	279,986
Occidental Petroleum Corp. 1.50%, 2/15/18		2,558	2,600,890
Phillips 66 4.30%, 4/01/22(a)		3,010	3,274,916
Reliance Holdings USA, Inc. 5.40%, 2/14/22(a)		2,345	2,447,269
Southwestern Energy Co. 4.10%, 3/15/22(a)		823	865,287
Weatherford International Ltd./Bermuda 9.625%, 3/01/19		1,540	2,013,926

			21,556,117

Other Industrial – 0.2%
Noble Group Ltd. 6.75%, 1/29/20(a)		2,741	2,809,525

Technology – 0.6%
Agilent Technologies, Inc. 5.00%, 7/15/20		505	576,665
Hewlett-Packard Co. 4.65%, 12/09/21		1,498	1,533,922
Motorola Solutions, Inc. 7.50%, 5/15/25		290	362,424
Telefonaktiebolaget LM Ericsson 4.125%, 5/15/22		2,995	3,048,314
Xerox Corp. 2.95%, 3/15/17		1,024	1,048,629
8.25%, 5/15/14		310	344,657

			6,914,611

Transportation - Airlines – 0.3%
Southwest Airlines Co. 5.25%, 10/01/14		1,695	1,829,152
5.75%, 12/15/16		1,115	1,291,120

			3,120,272

Transportation - Services – 0.7%
Asciano Finance Ltd. 3.125%, 9/23/15(a)		3,375	3,405,979

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		Principal Amount (000)	U.S. $ Value

Con-way, Inc. 6.70%, 5/01/34	U.S.$	2,144	$2,164,077
Ryder System, Inc. 5.85%, 11/01/16		930	1,066,533
7.20%, 9/01/15		908	1,055,891

			7,692,480

			143,575,845

Utility – 2.3%
Electric – 1.2%
Allegheny Energy Supply Co. LLC 5.75%, 10/15/19(a)		1,610	1,760,670
Constellation Energy Group, Inc. 5.15%, 12/01/20		504	582,056
FirstEnergy Corp. Series C 7.375%, 11/15/31		2,291	3,019,366
Nisource Finance Corp. 6.80%, 1/15/19		3,445	4,128,674
SPI Electricity & Gas Australia Holdings Pty Ltd. 6.15%, 11/15/13(a)		1,447	1,502,001
TECO Finance, Inc. 4.00%, 3/15/16		745	807,750
5.15%, 3/15/20		915	1,065,916
Union Electric Co. 6.70%, 2/01/19		315	404,382

			13,270,815

Natural Gas – 1.1%
Energy Transfer Partners LP 6.70%, 7/01/18		972	1,152,069
7.50%, 7/01/38		2,264	2,700,966
EQT Corp. 8.125%, 6/01/19		1,707	2,056,139
Kinder Morgan Energy Partners LP 3.95%, 9/01/22		495	525,348
4.15%, 3/01/22		863	927,278
Talent Yield Investments Ltd. 4.50%, 4/25/22(a)		2,400	2,565,991
Williams Partners LP 5.25%, 3/15/20		2,198	2,528,586

			12,456,377

			25,727,192

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Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Non Corporate Sectors – 0.3%
Agencies - Not Government Guaranteed – 0.3%
Abu Dhabi National Energy Co. 4.125%, 3/13/17(a)	U.S.$	757	$811,800
Petrobras International Finance Co. – Pifco 5.375%, 1/27/21		2,500	2,782,075

			3,593,875

Total Corporates - Investment Grades (cost $297,447,099)			326,673,928

MORTGAGE PASS-THROUGHS – 10.5%
Agency Fixed Rate 30-Year – 8.9%
Federal Home Loan Mortgage Corp. Gold Series 2006 4.50%, 5/01/36		82	87,879
Series 2007 5.50%, 7/01/35		2,128	2,345,920
Federal National Mortgage Association 3.50%, 12/01/41		16,923	17,951,258
4.00%, 12/01/41		39,351	42,250,639
6.00%, 5/01/31-3/01/38		4,313	4,763,242
Series 2003 5.50%, 4/01/33		1,745	1,928,445
Series 2004 5.50%, 4/01/34-11/01/34		5,574	6,158,496
Series 2005 5.50%, 2/01/35		1,370	1,513,659
6.00%, 4/01/35		4,824	5,422,211
Series 2006 5.00%, 1/01/36		5	5,297
Series 2007 4.50%, 8/01/37		485	525,122
Series 2008 6.00%, 3/01/37-5/01/38		14,951	16,577,274

			99,529,442

Agency Fixed Rate 15-Year – 1.1%
Federal National Mortgage Association 4.50%, TBA		11,145	12,031,375

Agency ARMs – 0.5%
Federal Home Loan Mortgage Corp. 2.963%, 5/01/38(c)		2,438	2,631,570

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		Principal Amount (000)	U.S. $ Value

Federal National Mortgage Association Series 2003 2.78%, 12/01/33(c)	U.S.$	1,129	$1,208,222
Series 2007 2.337%, 3/01/34(c)		2,111	2,244,762

			6,084,554

Total Mortgage Pass-Throughs (cost $112,916,093)			117,645,371

ASSET-BACKED SECURITIES – 4.4%
Autos - Fixed Rate – 2.3%
AmeriCredit Automobile Receivables Trust Series 2011-3, Class A2 0.84%, 11/10/14		2,334	2,336,132
Series 2011-4, Class A2 0.92%, 3/09/15		1,544	1,546,680
Series 2011-5, Class A2 1.19%, 8/08/15		1,231	1,235,534
BMW Vehicle Lease Trust Series 2011-1, Class A2 0.64%, 4/22/13		93	93,018
Ford Auto Securitization Trust Series 2011-R3A, Class A2 1.96%, 7/15/15(a)	CAD	4,552	4,627,455
Ford Credit Auto Lease Trust Series 2011-A, Class A2 0.74%, 9/15/13	U.S.$	2,724	2,725,904
Series 2011-B, Class A2 0.82%, 1/15/14		1,969	1,972,495
Huntington Auto Trust Series 2011-1A, Class A3 1.01%, 1/15/16(a)		2,315	2,328,314
Hyundai Auto Lease Securitization Trust Series 2011-A, Class A2 0.69%, 11/15/13(a)		982	981,821
SMART Trust/Australia Series 2011-2USA, Class A2A 1.22%, 11/14/13(a)		2,317	2,319,888
Volkswagen Auto Lease Trust Series 2011-A, Class A2 1.00%, 2/20/14		2,622	2,629,992
World Omni Automobile Lease Securitization Trust Series 2011-A, Class A2 0.81%, 10/15/13		3,247	3,250,505

			26,047,738

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Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Credit Cards - Floating Rate – 1.6%
American Express Credit Account Master Trust Series 2011-1, Class A 0.41%, 4/17/17(d)	U.S.$	6,685	$6,702,996
Capital One Multi-Asset Execution Trust Series 2006-A12, Class A 0.30%, 7/15/16(d)		5,500	5,494,775
Chase Issuance Trust Series 2008-A10, Class A10 0.99%, 8/17/15(d)		5,500	5,539,935

			17,737,706

Other ABS - Fixed Rate – 0.3%
CNH Equipment Trust Series 2010-C, Class A3 1.17%, 5/15/15		1,685	1,691,062
GE Equipment Midticket LLC Series 2011-1, Class A3 1.00%, 8/24/15		1,408	1,411,931
John Deere Owner Trust Series 2011-A, Class A2 0.64%, 6/16/14		848	848,471

			3,951,464

Home Equity Loans - Fixed Rate – 0.1%
Asset Backed Funding Certificates Series 2003-WF1, Class A2 1.37%, 12/25/32		417	374,373
Citifinancial Mortgage Securities, Inc. Series 2003-1, Class AFPT 3.36%, 1/25/33		422	385,860

			760,233

Home Equity Loans - Floating Rate – 0.1%
Citigroup Mortgage Loan Trust, Inc. Series 2007-AMC4, Class M1 0.506%, 5/25/37(d)(e)		3,715	132,893
HSBC Home Equity Loan Trust Series 2005-3, Class A1 0.497%, 1/20/35(d)		599	562,791
Option One Mortgage Loan Trust Series 2006-3, Class M1 0.466%, 2/25/37(d)(e)		1,222	3,621

			699,305

Total Asset-Backed Securities (cost $53,995,929)			49,196,446

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		Principal Amount (000)	U.S. $ Value

COMMERCIAL MORTGAGE-BACKED SECURITIES – 4.1%
Non-Agency Fixed Rate CMBS – 3.5%
Commercial Mortgage Pass Through Certificates Series 2006-C8, Class A4 5.306%, 12/10/46	U.S.$	3,065	$3,511,071
Credit Suisse Mortgage Capital Certificates Series 2006-C4, Class A3 5.467%, 9/15/39		6,475	7,316,212
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2007-LD11, Class A4 6.003%, 6/15/49		9,364	10,653,505
LB-UBS Commercial Mortgage Trust Series 2004-C4, Class A4 5.447%, 6/15/29		6,015	6,429,704
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-2, Class A4 6.093%, 6/12/46		3,075	3,554,242
Series 2006-3, Class A4 5.414%, 7/12/46		6,885	7,831,013

			39,295,747

Agency CMBS – 0.4%
FHLMC Multifamily Structured Pass Through Certificates Series K008, Class A2 3.531%, 6/25/20		4,653	5,181,621

Non-Agency Floating Rate CMBS – 0.2%
GS Mortgage Securities Corp. II Series 2007-EOP, Class E 2.476%, 3/06/20(a)(d)		1,855	1,838,728

Total Commercial Mortgage-Backed Securities (cost $41,759,972)			46,316,096

GOVERNMENTS - SOVEREIGN AGENCIES – 3.8%
Canada – 2.7%
Canada Housing Trust No 1 3.35%, 12/15/20(a)	CAD	27,715	30,751,490

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Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Germany – 1.1%
KFW 4.375%, 7/04/18	EUR	7,865	$11,777,265

Total Governments - Sovereign Agencies (cost $41,716,922)			42,528,755

AGENCIES – 3.6%
Agency Debentures – 3.6%
Federal Home Loan Mortgage Corp. 1.75%, 5/30/19	U.S.$	12,000	12,445,056
Residual Funding Corp. Principal Strip Zero Coupon, 7/15/20		32,305	28,582,786

Total Agencies (cost $35,867,842)			41,027,842

COVERED BONDS – 2.2%
Banco Santander SA 4.625%, 6/21/16	EUR	1,300	1,636,736
Bank of Nova Scotia 1.75%, 3/22/17(a)	U.S.$	2,900	3,001,790
BPCE SFH SA 2.75%, 2/16/17	EUR	1,800	2,417,179
3.625%, 5/12/16(a)		400	551,138
Caisse de Refinancement de l’Habitat SA 2.60%, 4/26/16		1,403	1,878,156
Cie de Financement Foncier SA 3.375%, 1/18/16		3,457	4,690,984
Credit Agricole Home Loan SFH 3.50%, 6/14/18(a)		3,000	4,183,583
Dexia Municipal Agency SA 3.50%, 9/16/16		883	1,167,280
Nationwide Building Society 3.125%, 10/13/16		2,610	3,563,083
Societe Generale SFH 3.25%, 6/06/16(a)		900	1,225,072

Total Covered Bonds (cost $23,917,130)			24,315,001

QUASI-SOVEREIGNS – 1.4%
Quasi-Sovereign Bonds – 1.4%
Kazakhstan – 0.2%
KazMunayGas National Co. 7.00%, 5/05/20(a)	U.S.$	1,990	2,424,795

Malaysia – 0.3%
Petronas Capital Ltd. 5.25%, 8/12/19(a)		3,390	3,988,976

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		Principal Amount (000)	U.S. $ Value

Russia – 0.3%
Russian Agricultural Bank OJSC Via RSHB Capital SA 7.75%, 5/29/18(a)	U.S.$	2,782	$3,275,805

South Korea – 0.3%
Korea National Oil Corp. 3.125%, 4/03/17(a)		2,995	3,114,120

United Arab Emirates – 0.3%
IPIC GMTN Ltd. 3.75%, 3/01/17(a)		3,300	3,460,875

Total Quasi-Sovereigns (cost $14,321,557)			16,264,571

GOVERNMENTS - SOVEREIGN BONDS – 0.7%
Lithuania – 0.2%
Republic of Lithuania 6.625%, 2/01/22(a)		1,768	2,099,500

Qatar – 0.3%
State of Qatar 4.50%, 1/20/22(a)		2,944	3,300,960

Russia – 0.2%
Russian Foreign Bond – Eurobond 7.50%, 3/31/30(a)		1,965	2,451,344

Total Governments - Sovereign Bonds (cost $6,807,251)			7,851,804

LOCAL GOVERNMENTS - MUNICIPAL BONDS – 0.4%
United States – 0.4%
California GO 7.625%, 3/01/40 (cost $3,378,149)		3,310	4,452,115

SUPRANATIONALS – 0.3%
International Bank for Reconstruction & Development 9.25%, 7/15/17 (cost $2,846,909)		2,340	3,243,879

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	99

Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

COLLATERALIZED MORTGAGE OBLIGATIONS – 0.2%
Non-Agency Fixed Rate – 0.1%
Citigroup Mortgage Loan Trust, Inc. Series 2005-2, Class 1A4 2.746%, 5/25/35	U.S.$	1,548	$1,429,322

Non-Agency Floating Rate – 0.1%
Countrywide Alternative Loan Trust Series 2005-62, Class 2A1 1.148%, 12/25/35(d)		864	530,220
Countrywide Home Loan Mortgage Pass Through Trust Series 2004-25, Class M1 0.766%, 2/25/35(d)(e)		2,764	60,223

			590,443

Agency Fixed Rate – 0.0%
Fannie Mae Grantor Trust Series 2004-T5, Class AB4 0.865%, 5/28/35		392	338,032

Total Collateralized Mortgage Obligations (cost $5,553,922)			2,357,797

		Shares
SHORT-TERM INVESTMENTS – 2.1%
Investment Companies – 2.1%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.15%(f) (cost $23,524,259)		23,524,259	23,524,259

Total Investments – 100.9% (cost $1,080,729,868)			1,134,193,636
Other assets less liabilities – (0.9)%			(9,986,795)

Net Assets – 100.0%			$1,124,206,841

FUTURES CONTRACTS (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at August 31, 2012	Unrealized Appreciation/ (Depreciation)
Sold Contracts
U.S. T-Bond 30 Yr Futures	205	December 2012	$30,700,946	$31,038,281	$(337,335)
U.S. T-Note 2 Yr Futures	98	December 2012	21,599,619	21,616,656	(17,037)

					$(354,372)

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FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC Wholesale	MXN	68,729	USD	5,194	9/06/12	$(10,777)
Barclays Bank PLC Wholesale	EUR	2,950	USD	3,685	9/20/12	(26,288)
Barclays Bank PLC Wholesale	USD	1,567	EUR	1,256	9/20/12	13,253
Barclays Bank PLC Wholesale	JPY	6,042,203	USD	77,339	9/27/12	153,547
BNP Paribas SA	EUR	109,146	USD	134,271	9/20/12	(3,033,812)
Deutsche Bank AG London	USD	17,881	CAD	17,849	9/27/12	216,530
Goldman Sachs Capital Markets LP	ZAR	105,403	USD	12,496	10/04/12	1,703
HSBC Bank USA	EUR	74,800	USD	91,909	10/17/12	(2,217,413)
JPMorgan Chase Bank NA	EUR	1,073	USD	1,346	9/20/12	(4,433)
JPMorgan Chase Bank NA	JPY	1,334,853	USD	16,973	9/27/12	(79,025)
JPMorgan Chase Bank NA	SGD	10,700	USD	8,562	10/05/12	(21,843)
Morgan Stanley and Co., Inc.	EUR	864	USD	1,065	9/20/12	(21,723)
Royal Bank of Canada	GBP	46,656	USD	72,759	9/20/12	(1,320,420)
Royal Bank of Canada	CAD	52,511	USD	52,769	9/27/12	(476,328)
Standard Chartered Bank	SGD	3,357	USD	2,690	10/05/12	(2,784)
State Street Bank & Trust Co.	EUR	48	USD	60	9/20/12	(1,030)

						$(6,830,843)

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2012, the aggregate market value of these securities amounted to $201,048,277 or 17.9% of net assets.

(b)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at August 31, 2012.

(c)	Variable rate coupon, rate shown as of August 31, 2012.

(d)	Floating Rate Security. Stated interest rate was in effect at August 31, 2012.

(e)	Illiquid security.

(f)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

CAD	– Canadian Dollar
EUR	– Euro
GBP	– Great British Pound
JPY	– Japanese Yen
MXN	– Mexican Peso
SGD	– Singapore Dollar
ZAR	– South African Rand

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Glossary:

ABS	– Asset-Backed Securities
ARMs	– Adjustable Rate Mortgages
CMBS	– Commercial Mortgage-Backed Securities
FHLMC	– Federal Home Loan Mortgage Corporation
GO	– General Obligation
OJSC	– Open Joint Stock Company
REIT	– Real Estate Investment Trust
TBA	– To Be Announced

See notes to financial statements.

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BOND INFLATION PROTECTION PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2012

		Principal Amount (000)	U.S. $ Value

INFLATION-LINKED SECURITIES – 100.1%
United States – 100.1%
U.S. Treasury Inflation Index 0.125%, 1/15/22 (TIPS)(a)	U.S.$	23,199	$25,074,791
0.125%, 7/15/22 (TIPS)		22,528	24,408,228
0.625%, 7/15/21 (TIPS)(a)		78,015	88,291,341
1.125%, 1/15/21 (TIPS)(a)		13,806	16,141,035
1.25%, 7/15/20 (TIPS)(a)(b)		63,527	75,026,105
1.375%, 7/15/18 (TIPS)(a)		15,362	17,876,347
1.375%, 1/15/20 (TIPS)		41,951	49,623,244
1.625%, 1/15/15 (TIPS)(a)		75,573	81,016,418
1.625%, 1/15/18 (TIPS)		48,884	56,830,956
1.875%, 7/15/13-7/15/19 (TIPS)		69,179	79,427,215
1.875%, 7/15/15 (TIPS)(a)		63,257	69,547,643
2.00%, 7/15/14 (TIPS)(a)		101,531	108,265,253
2.125%, 1/15/19 (TIPS)(a)		26,599	32,363,605
2.375%, 1/15/17 (TIPS)(a)(b)		25,735	30,090,075
2.375%, 1/15/25 (TIPS)		1,217	1,633,693
2.50%, 7/15/16 (TIPS)(a)		16,034	18,575,691
2.625%, 7/15/17 (TIPS)(a)		16,266	19,591,387

Total Inflation-Linked Securities (cost $733,545,788)			793,783,027

CORPORATES - INVESTMENT GRADES – 20.4%
Industrial – 11.0%
Basic – 0.9%
Alcoa, Inc. 5.40%, 4/15/21		1,205	1,244,102
AngloGold Ashanti Holdings PLC 5.375%, 4/15/20		980	1,037,140
ArcelorMittal 6.125%, 6/01/18		769	763,233
Dow Chemical Co. (The) 5.25%, 11/15/41		945	1,077,312
8.55%, 5/15/19		637	859,885
Eastman Chemical Co. 2.40%, 6/01/17		537	556,863
3.60%, 8/15/22		573	602,570
Teck Resources Ltd. 2.50%, 2/01/18		274	275,711
4.75%, 1/15/22		710	763,134

			7,179,950

Capital Goods – 0.6%
ADT Corp. (The) 3.50%, 7/15/22(c)		462	479,889

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	103

Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

CRH Finance BV 7.375%, 5/28/14	EUR	1,100	$1,526,202
Embraer SA 5.15%, 6/15/22	U.S.$	550	576,125
Republic Services, Inc. 5.25%, 11/15/21		1,675	1,984,296

			4,566,512

Communications - Media – 1.9%
CBS Corp. 5.75%, 4/15/20		1,625	1,950,961
Comcast Corp. 5.15%, 3/01/20		1,745	2,077,024
DirecTV Holdings LLC/DirecTV Financing Co., Inc. 3.80%, 3/15/22		1,330	1,373,842
4.60%, 2/15/21		660	721,128
Globo Comunicacao e Participacoes SA 5.307%, 5/11/22(c)(d)		606	660,540
Interpublic Group of Cos., Inc. (The) 4.00%, 3/15/22		199	207,130
News America, Inc. 6.15%, 3/01/37-2/15/41		1,584	1,935,868
Omnicom Group, Inc. 3.625%, 5/01/22		703	737,037
Reed Elsevier Capital, Inc. 8.625%, 1/15/19		1,340	1,719,361
Time Warner Cable, Inc. 7.50%, 4/01/14		1,435	1,580,634
Virgin Media Secured Finance PLC 5.25%, 1/15/21		428	491,479
WPP Finance 2010 4.75%, 11/21/21		1,737	1,894,855

			15,349,859

Communications - Telecommunications – 1.9%
American Tower Corp. 5.05%, 9/01/20		1,355	1,481,261
AT&T, Inc. 5.35%, 9/01/40		1,397	1,676,379
British Telecommunications PLC 2.00%, 6/22/15		739	755,539
5.95%, 1/15/18		253	301,886
Deutsche Telekom International Finance BV 4.875%, 3/06/42(c)		1,777	1,895,217
Koninklijke KPN NV 5.00%, 11/13/12	EUR	1,185	1,502,906

104	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Telecom Italia Capital SA 6.375%, 11/15/33	U.S.$	1,165	$984,425
Telefonica Emisiones SAU 5.462%, 2/16/21		835	768,200
United States Cellular Corp. 6.70%, 12/15/33		835	872,037
Verizon Communications, Inc. 7.35%, 4/01/39		1,510	2,248,792
Vodafone Group PLC 6.15%, 2/27/37		1,660	2,224,187

			14,710,829

Consumer Cyclical - Automotive – 0.4%
Ford Motor Credit Co. LLC 3.00%, 6/12/17		670	672,469
5.00%, 5/15/18		950	1,022,469
Harley-Davidson Funding Corp. 5.75%, 12/15/14(c)		1,640	1,770,034

			3,464,972

Consumer Cyclical - Other – 0.4%
Carnival PLC 4.25%, 11/27/13	EUR	1,225	1,599,756
Marriott International, Inc./DE 5.625%, 2/15/13	U.S.$	1,700	1,734,718

			3,334,474

Consumer Cyclical - Retailers – 0.3%
Macy’s Retail Holdings, Inc. 3.875%, 1/15/22		2,025	2,181,711

Consumer Non-Cyclical – 0.8%
Bunge Ltd. Finance Corp. 5.10%, 7/15/15		1,610	1,723,214
Delhaize Group SA 5.875%, 2/01/14		1,515	1,593,225
Kroger Co. (The) 3.40%, 4/15/22		1,375	1,418,230
Laboratory Corp. of America Holdings 2.20%, 8/23/17		479	485,866
3.75%, 8/23/22		240	249,080
Tyson Foods, Inc. 4.50%, 6/15/22		577	582,770

			6,052,385

Energy – 1.9%
Encana Corp. 3.90%, 11/15/21		2,060	2,122,243

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	105

Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Marathon Petroleum Corp. 3.50%, 3/01/16	U.S.$	230	$243,987
5.125%, 3/01/21		1,245	1,430,647
Nabors Industries, Inc. 9.25%, 1/15/19		1,064	1,377,424
Noble Energy, Inc. 8.25%, 3/01/19		1,370	1,771,217
Phillips 66 4.30%, 4/01/22(c)		2,075	2,257,625
Reliance Holdings USA, Inc. 5.40%, 2/14/22(c)		2,065	2,155,058
Southwestern Energy Co. 4.10%, 3/15/22(c)		568	597,185
Valero Energy Corp. 6.125%, 2/01/20		998	1,195,420
Weatherford International Ltd./Bermuda 5.125%, 9/15/20		1,860	2,020,763

			15,171,569

Technology – 1.0%
Agilent Technologies, Inc. 5.00%, 7/15/20		249	284,336
Hewlett-Packard Co. 4.65%, 12/09/21		778	796,656
Intel Corp. 4.80%, 10/01/41		1,130	1,346,345
Motorola Solutions, Inc. 7.50%, 5/15/25		1,540	1,924,594
Telefonaktiebolaget LM Ericsson 4.125%, 5/15/22		2,095	2,132,293
Xerox Corp. 8.25%, 5/15/14		1,425	1,584,312

			8,068,536

Transportation - Airlines – 0.2%
Southwest Airlines Co. 5.75%, 12/15/16		1,615	1,870,097

Transportation - Railroads – 0.3%
CSX Corp. 4.75%, 5/30/42		1,970	2,180,749

Transportation - Services – 0.4%
Asciano Finance Ltd. 5.00%, 4/07/18(c)		950	1,006,567
Ryder System, Inc. 3.15%, 3/02/15		1,105	1,144,075
5.85%, 11/01/16		630	722,490

			2,873,132

			87,004,775

106	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Financial Institutions – 6.0%
Banking – 3.1%
Bank of America Corp. 5.625%, 7/01/20	U.S.$	705	$781,631
Bank of Scotland PLC 5.625%, 5/23/13	EUR	1,190	1,544,487
Barclays Bank PLC 6.625%, 3/30/22(c)		1,245	1,557,325
Capital One Financial Corp. 7.375%, 5/23/14	U.S.$	1,445	1,595,410
Citigroup, Inc. 4.50%, 1/14/22		1,940	2,050,384
5.50%, 4/11/13		865	888,491
DNB Bank ASA 3.20%, 4/03/17(c)		2,070	2,147,190
Fifth Third Bancorp 3.50%, 3/15/22		797	828,097
Goldman Sachs Group, Inc. (The) 5.75%, 1/24/22		545	601,387
6.00%, 6/15/20		685	766,402
HSBC Holdings PLC 4.00%, 3/30/22		810	868,411
5.10%, 4/05/21		1,130	1,299,836
JPMorgan Chase & Co. 4.40%, 7/22/20		715	792,579
4.50%, 1/24/22		1,120	1,243,702
Macquarie Group Ltd. 7.625%, 8/13/19(c)		720	792,929
Morgan Stanley 5.50%, 7/24/20-7/28/21		2,413	2,476,037
National Capital Trust II 5.486%, 3/23/15(c)		1,090	1,079,100
Royal Bank of Scotland PLC (The) 3.25%, 1/11/14		980	995,819
UBS AG 7.625%, 8/17/22		929	933,526
UBS AG/Stamford CT 5.875%, 7/15/16		655	711,002
Vesey Street Investment Trust I 4.404%, 9/01/16		671	699,451

			24,653,196

Finance – 0.3%
SLM Corp. 5.375%, 1/15/13		925	938,917
7.25%, 1/25/22		1,075	1,161,000

			2,099,917

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	107

Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Insurance – 2.1%
Allstate Corp. (The) 6.125%, 5/15/37	U.S.$	1,145	$1,175,056
American International Group, Inc. 6.40%, 12/15/20		1,660	1,972,696
Hartford Financial Services Group, Inc. 5.125%, 4/15/22		1,330	1,429,425
6.10%, 10/01/41		760	802,102
Humana, Inc. 7.20%, 6/15/18		1,520	1,836,741
Lincoln National Corp. 8.75%, 7/01/19		550	711,695
Markel Corp. 7.125%, 9/30/19		1,067	1,251,670
Marsh & McLennan Cos., Inc. 5.375%, 7/15/14		1,585	1,691,737
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(c)		1,410	1,918,374
Swiss Re Capital I LP 6.854%, 5/25/16(c)		1,815	1,796,850
XL Group PLC 5.25%, 9/15/14		1,590	1,689,822

			16,276,168

REITS – 0.5%
HCP, Inc. 5.375%, 2/01/21		1,877	2,148,572
Health Care REIT, Inc. 5.25%, 1/15/22		1,945	2,176,321

			4,324,893

			47,354,174

Utility – 3.0%
Electric – 1.0%
Allegheny Energy Supply Co. LLC 5.75%, 10/15/19(c)		1,355	1,481,806
Constellation Energy Group, Inc. 5.15%, 12/01/20		263	303,732
MidAmerican Energy Holdings Co. 6.125%, 4/01/36		1,680	2,182,726
Nisource Finance Corp. 6.15%, 3/01/13		695	713,634
Ohio Power Co. 5.50%, 2/15/13		350	357,353
Pacific Gas & Electric Co. 4.50%, 12/15/41		800	895,784
TECO Finance, Inc. 4.00%, 3/15/16		1,680	1,821,503

			7,756,538

108	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Natural Gas – 2.0%
DCP Midstream LLC 9.75%, 3/15/19(c)	U.S.$	1,290	$1,659,794
Energy Transfer Partners LP 6.125%, 2/15/17		1,645	1,891,497
Enterprise Products Operating LLC 5.20%, 9/01/20		720	844,464
EQT Corp. 8.125%, 6/01/19		1,385	1,668,280
Kinder Morgan Energy Partners LP 3.95%, 9/01/22		1,439	1,527,224
4.15%, 3/01/22		625	671,551
ONEOK, Inc. 4.25%, 2/01/22		2,025	2,168,880
Spectra Energy Capital LLC 8.00%, 10/01/19		1,395	1,810,266
Talent Yield Investments Ltd. 4.50%, 4/25/22(c)		2,090	2,234,551
Williams Partners LP 3.80%, 2/15/15		1,660	1,761,761

			16,238,268

			23,994,806

Non Corporate Sectors – 0.4%
Agencies - Not Government Guaranteed – 0.4%
Abu Dhabi National Energy Co. 4.125%, 3/13/17(c)		344	368,902
Gazprom OAO Via Gaz Capital SA 6.212%, 11/22/16(c)		1,292	1,436,058
Petrobras International Finance Co. – Pifco 5.375%, 1/27/21		1,570	1,747,143

			3,552,103

Total Corporates - Investment Grades (cost $153,531,638)			161,905,858

ASSET-BACKED SECURITIES – 8.3%
Autos - Fixed Rate – 4.2%
AmeriCredit Automobile Receivables Trust Series 2011-3, Class A2 0.84%, 11/10/14		1,231	1,232,195
Series 2011-4, Class A2 0.92%, 3/09/15		823	824,896
Series 2012-3, Class A3 0.96%, 1/09/17		2,415	2,434,054
Avis Budget Rental Car Funding AESOP LLC Series 2012-3A, Class A 2.10%, 3/20/19(c)		1,475	1,501,934

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	109

Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Bank of America Auto Trust Series 2012-1, Class A4 1.03%, 12/15/16	U.S.$	1,335	$1,348,684
CarMax Auto Owner Trust Series 2011-3, Class A3 1.07%, 6/15/16		825	831,082
Exeter Automobile Receivables Trust Series 2012-1A, Class A 2.02%, 8/15/16(c)		1,258	1,259,948
Ford Credit Auto Lease Trust Series 2011-A, Class A2 0.74%, 9/15/13		1,443	1,443,992
Ford Credit Auto Owner Trust Series 2009-D, Class A4 2.98%, 8/15/14		3,120	3,154,423
Huntington Auto Trust Series 2011-1A, Class A3 1.01%, 1/15/16(c)		1,240	1,247,131
Hyundai Auto Lease Securitization Trust Series 2011-A, Class A2 0.69%, 11/15/13(c)		532	531,801
Hyundai Auto Receivables Trust Series 2012-B, Class C 1.95%, 10/15/18		585	587,768
Mercedes-Benz Auto Lease Trust Series 2011-B, Class A2 0.90%, 1/15/14(c)		1,802	1,804,861
Series 2012-A, Class A2 0.66%, 4/15/14		2,573	2,576,039
Navistar Financial Corp. Owner Trust Series 2012-A, Class A2 0.85%, 3/18/15(c)		2,448	2,450,375
Nissan Auto Lease Trust Series 2012-A, Class A2A 0.68%, 7/15/14		1,870	1,877,205
Porsche Innovative Lease Owner Trust Series 2011-1, Class A3 1.09%, 9/22/14(c)		2,190	2,195,823
Santander Drive Auto Receivables Trust Series 2012-3, Class A2 0.83%, 4/15/15		2,990	2,998,357
Series 2012-4, Class A2 0.79%, 8/17/15		1,502	1,506,440
SMART Trust/Australia Series 2011-2USA, Class A2A 1.22%, 11/14/13(c)		1,195	1,196,729

			33,003,737

110	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Credit Cards - Floating Rate – 1.6%
American Express Credit Account Master Trust Series 2007-8, Class A 0.54%, 5/15/15(e)	U.S.$	3,676	$3,677,286
Series 2011-1, Class A 0.41%, 4/17/17(e)		3,350	3,359,018
Discover Card Master Trust Series 2012, Class A4 0.37%, 5/15/19(e)		1,825	1,830,906
Penarth Master Issuer PLC (1) Series 2010-2A, Class A2 0.987%, 12/18/14(c)(e)		1,700	1,702,582
Penarth Master Issuer PLC (2) Series 2012-1A, Class A1 0.807%, 3/18/14(c)(e)		2,401	2,402,479

			12,972,271

Autos - Floating Rate – 0.7%
Ford Credit Floorplan Master Owner Trust Series 2012-1, Class A 0.71%, 1/15/16(e)		3,956	3,968,661
Hyundai Floorplan Master Owner Trust Series 2009-1A, Class A 1.49%, 11/17/14(c)(e)		2,075	2,079,649

			6,048,310

Other ABS - Fixed Rate – 0.7%
CIT Canada Equipment Receivables Trust Series 2012-1A, Class A1 1.705%, 7/22/13(c)	CAD	900	913,053
CIT Equipment Collateral Series 2012-VT1, Class A3 1.10%, 8/22/16(c)	U.S.$	1,192	1,195,257
CNH Equipment Trust Series 2010-C, Class A3 1.17%, 5/15/15		851	853,900
Series 2012-A, Class A3 0.94%, 5/15/17		1,605	1,617,820
GE Equipment Midticket LLC Series 2011-1, Class A3 1.00%, 8/24/15		707	709,202

			5,289,232

Credit Cards - Fixed Rate – 0.7%
GE Capital Credit Card Master Note Trust Series 2012-6, Class A 1.36%, 8/17/20		3,930	3,942,281

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	111

Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

World Financial Network Credit Card Master Trust Series 2012-B, Class A 1.76%, 5/17/21	U.S.$	1,310	$1,317,017

			5,259,298

Other ABS - Floating Rate – 0.4%
GE Dealer Floorplan Master Note Trust Series 2012-3, Class A 0.727%, 6/20/17(e)		3,340	3,356,987

Total Asset-Backed Securities (cost $65,716,275)			65,929,835

COMMERCIAL MORTGAGE - BACKED SECURITIES – 4.7%
Non-Agency Fixed Rate CMBS – 3.8%
Commercial Mortgage Pass Through Certificates Series 2006-C8, Class A4 5.306%, 12/10/46		3,350	3,837,549
Greenwich Capital Commercial Funding Corp. Series 2007-GG9, Class A4 5.444%, 3/10/39		3,780	4,278,631
GS Mortgage Securities Corp. II Series 2012-GCJ7, Class A4 3.377%, 5/10/45		4,045	4,286,770
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2006-CB15, Class A4 5.814%, 6/12/43		2,255	2,560,900
Series 2007-LD11, Class A4 6.003%, 6/15/49		3,805	4,328,766
Series 2010-C2, Class A1 2.749%, 11/15/43(c)		1,665	1,743,891
LB-UBS Commercial Mortgage Trust Series 2006-C4, Class A4 6.064%, 6/15/38		3,220	3,709,466
Merrill Lynch Mortgage Trust Series 2005-CIP1, Class A2 4.96%, 7/12/38		1,360	1,385,724
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-3, Class A4 5.414%, 7/12/46		3,265	3,713,617

			29,845,314

112	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Non-Agency Floating Rate CMBS – 0.5%
CW Capital Cobalt Ltd. Series 2007-C3, Class A4 6.005%, 5/15/46(e)	U.S.$	3,835	$4,391,029

Agency CMBS – 0.4%
FHLMC Multifamily Structured Pass Through Certificates Series K008, Class A1 2.746%, 12/25/19		3,075	3,288,113

Total Commercial Mortgage-Backed Securities (cost $35,068,205)			37,524,456

MORTGAGE PASS-THROUGHS – 3.7%
Agency Fixed Rate 30-Year – 3.2%
Federal National Mortgage Association 3.50%, 12/01/41		8,798	9,332,810
6.00%, 10/01/40		14,345	15,841,714

			25,174,524

Agency ARMs – 0.5%
Federal Home Loan Mortgage Corp. 2.963%, 5/01/38(f)		1,258	1,358,230
4.825%, 11/01/35(e)		2,472	2,603,945

			3,962,175

Total Mortgage Pass-Throughs (cost $28,683,347)			29,136,699

QUASI-SOVEREIGNS – 1.1%
Quasi-Sovereign Bonds – 1.1%
Indonesia – 0.2%
Perusahaan Listrik Negara PT 5.50%, 11/22/21(c)		1,083	1,180,470

Kazakhstan – 0.2%
KazMunayGas National Co. 7.00%, 5/05/20(c)		1,328	1,618,155

Malaysia – 0.2%
Petronas Capital Ltd. 5.25%, 8/12/19(c)		1,500	1,765,033

South Korea – 0.3%
Korea National Oil Corp. 3.125%, 4/03/17(c)		2,070	2,152,330

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	113

Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

United Arab Emirates – 0.2%
IPIC GMTN Ltd. 3.75%, 3/01/17(c)	U.S.$	1,695	$1,777,631

Total Quasi-Sovereigns (cost $7,965,257)			8,493,619

AGENCIES – 1.1%
Agency Debentures – 1.1%
Federal Home Loan Mortgage Corp. 2.375%, 1/13/22 (cost $7,888,452)		7,932	8,335,707

CORPORATES - NON-INVESTMENT GRADES – 1.0%
Industrial – 0.9%
Basic – 0.2%
LyondellBasell Industries NV 5.75%, 4/15/24		1,087	1,231,028

Capital Goods – 0.3%
B/E Aerospace, Inc. 5.25%, 4/01/22		1,245	1,297,912
Ball Corp. 5.00%, 3/15/22		1,250	1,312,500

			2,610,412

Consumer Cyclical - Other – 0.3%
Host Hotels & Resorts LP 5.25%, 3/15/22(c)		830	887,063
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.375%, 3/15/22(a)(c)		1,245	1,263,675

			2,150,738

Consumer Cyclical - Retailers – 0.0%
Dollar General Corp. 4.125%, 7/15/17		336	349,440

Energy – 0.1%
Cimarex Energy Co. 5.875%, 5/01/22		596	637,720

			6,979,338

114	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Utility – 0.1%
Electric – 0.1%
CMS Energy Corp. 5.05%, 3/15/22	U.S.$	669	$725,058

Total Corporates - Non-Investment Grades (cost $7,276,069)			7,704,396

GOVERNMENTS - SOVEREIGN BONDS – 0.4%
Indonesia – 0.2%
Republic of Indonesia 5.25%, 1/17/42(c)		1,025	1,140,313

Qatar – 0.2%
State of Qatar 4.50%, 1/20/22(c)		1,445	1,620,206

Total Governments - Sovereign Bonds (cost $2,436,913)			2,760,519

BANK LOANS – 0.1%
Industrial – 0.1%
Technology – 0.1%
Lawson Software, Inc. (fka SoftBrands, Inc.) 6.25%, 4/05/18(e) (cost $1,086,996)		1,097	1,108,530

		Shares
SHORT-TERM INVESTMENTS – 0.4%
Investment Companies – 0.4%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.15%(g) (cost $3,510,917)		3,510,917	3,510,917

Total Investments – 141.3% (cost $1,046,709,857)			1,120,193,563
Other assets less liabilities – (41.3)%			(327,472,112)

Net Assets – 100.0%			$792,721,451

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	115

Bond Inflation Protection Portfolio—Portfolio of Investments

FUTURES CONTRACTS (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at August 31, 2012	Unrealized Appreciation/ (Depreciation)
Sold Contracts
U.S. T-Bond 30 Yr Futures	129	December 2012	$19,319,132	$19,531,406	$(212,274)
U.S. T-Note 5 Yr Futures	474	December 2012	58,839,415	59,090,766	(251,351)
U.S. T-Note 10 Yr Futures	74	December 2012	9,817,766	9,895,188	(77,422)

					$(541,047)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC Wholesale	EUR	1,294	USD	1,616	9/20/12	$(10,428)
Citibank NA	EUR	5,211	USD	6,414	9/20/12	(141,275)
Citibank NA	USD	150	CAD	149	9/27/12	1,005
Royal Bank of Canada	CAD	1,047	USD	1,052	9/27/12	(9,498)
Royal Bank of Scotland PLC	EUR	6,141	USD	7,604	9/20/12	(122,496)

						$(282,692)

INTEREST RATE SWAP CONTRACTS (see Note C)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	$33,270	6/7/13	0.627%	3 Month LIBOR	$(76,699)
Barclays Bank PLC	50,940	11/17/13	1.059%	3 Month LIBOR	(574,836)
Barclays Bank PLC	7,590	1/17/22	2.05%	3 Month LIBOR	(334,143)
JPMorgan Chase Bank, NA	8,040	5/17/21	3.268%	3 Month LIBOR	(1,281,724)
Morgan Stanley Capital Services Inc.	46,600	3/12/14	0.563%	3 Month LIBOR	(205,458)
Morgan Stanley Capital Services Inc.	3,990	3/6/42	2.804%	3 Month LIBOR	(343,260)
Morgan Stanley Capital Services Inc.	5,480	2/21/42	2.813%	3 Month LIBOR	(416,844)

					$(3,232,964)

CREDIT DEFAULT SWAP CONTRACTS (see Note C)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at August 31, 2012	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Barclays Bank PLC.:
Bank of America Corp., 5.65% 5/01/18, 9/20/17*	1.00%	2.21%	$1,320	$(72,084)	$(92,561)	$20,477

116	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Bond Inflation Protection Portfolio—Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at August 31, 2012	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CSFB:
Anadarko Petroleum Corp., 5.95% 9/15/16, 9/20/17*	1.00	1.87	2,140	$(84,274)	$(76,096)	$(8,178)

				$(156,358)	$(168,657)	$12,299

*	Termination date

REVERSE REPURCHASE AGREEMENTS (see Note C)

Broker	Interest Rate	Maturity	U.S. $ Value at August 31, 2012
Bank of America+	0.27%	—	$51,736,038
Bank of America	0.25%	10/11/12	29,644,532
Bank of America	0.26%	9/17/12	29,645,921
Bank of America	0.27%	9/17/12	21,121,184
Barclays+	0.21%	—	39,455,378
Barclays	0.24%	9/18/12	27,497,748
Barclays	0.25%	9/05/12	25,249,656
Barclays	0.25%	9/12/12	6,063,480
Barclays	0.25%	9/13/12	8,010,089
Barclays	0.25%	10/16/12	40,690,709
Goldman	0.27%	9/11/12	17,497,072
ING+	(0.25)%*	—	1,223,660
Warburg+	0.25%	—	18,869,642
Warburg	0.23%	9/10/12	12,640,610

			$329,345,719

+	The reverse repurchase agreement matures on demand. Interest rate resets daily and the rate shown is the rate in effect on August 31, 2012

*	Interest payment due from counterparty.

(a)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements. The market value of the collateral amounted to $333,539,458.

(b)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding. The aggregate market value of these securities amounted to $2,979,322.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2012, the aggregate market value of these securities amounted to $62,925,383 or 7.9% of net assets.

(d)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at August 31, 2012.

(e)	Floating Rate Security. Stated interest rate was in effect at August 31, 2012.

(f)	Variable rate coupon, rate shown as of August 31, 2012.

(g)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

CAD – Canadian Dollar

EUR – Euro

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	117

Bond Inflation Protection Portfolio—Portfolio of Investments

Glossary:

ABS – Asset-Backed Securities

ARMs – Adjustable Rate Mortgages

CMBS – Commercial Mortgage-Backed Securities

FHLMC – Federal Home Loan Mortgage Corporation

LIBOR – London Interbank Offered Rates

REIT – Real Estate Investment Trust

TIPS – Treasury Inflation Protected Security

See notes to financial statements.

118	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Bond Inflation Protection Portfolio—Portfolio of Investments

HIGH-YIELD PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2012

		Principal Amount (000)	U.S. $ Value

CORPORATES - NON-INVESTMENT GRADES – 72.5%
Industrial – 58.3%
Basic – 4.1%
Aleris International, Inc. 7.625%, 2/15/18	U.S.$	1,100	$1,146,750
Arch Coal, Inc. 7.25%, 6/15/21(a)		594	536,085
Ashland, Inc. 4.75%, 8/15/22(b)		161	161,403
Calcipar SA 6.875%, 5/01/18(b)		479	473,013
Commercial Metals Co. 6.50%, 7/15/17		1,366	1,400,150
Consol Energy, Inc. 8.25%, 4/01/20		1,485	1,600,087
Huntsman International LLC 5.50%, 6/30/16(a)		400	400,500
8.625%, 3/15/21(a)		891	1,020,195
Ineos Finance PLC 7.50%, 5/01/20(b)		376	383,520
8.375%, 2/15/19(b)		425	447,313
JMC Steel Group 8.25%, 3/15/18(b)		736	752,560
LyondellBasell Industries NV 5.75%, 4/15/24		1,075	1,217,437
6.00%, 11/15/21		339	386,460
NewPage Corp. 10.00%, 5/01/12(c)		397	19,850
Nova Chemicals Corp. 8.625%, 11/01/19		501	571,140
Peabody Energy Corp. 6.00%, 11/15/18(b)		275	281,188
6.25%, 11/15/21(b)		659	670,532
7.375%, 11/01/16		545	609,037
Rain CII Carbon LLC/CII Carbon Corp. 8.00%, 12/01/18(b)		501	513,525
Smurfit Kappa Acquisitions 7.75%, 11/15/19(b)	EUR	500	688,645
Steel Dynamics, Inc. 6.125%, 8/15/19(b)	U.S.$	515	534,313
6.375%, 8/15/22(b)		487	504,045
TPC Group LLC 8.25%, 10/01/17		1,047	1,149,082
Weyerhaeuser Co. 7.375%, 3/15/32		685	825,765

			16,292,595

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	119

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Capital Goods – 7.3%
Alliant Techsystems, Inc. 6.875%, 9/15/20	U.S.$	320	$343,200
Ardagh Packaging Finance PLC 7.375%, 10/15/17(b)		620	664,950
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA, Inc. 7.375%, 10/15/17(b)	EUR	650	862,536
B/E Aerospace, Inc. 5.25%, 4/01/22	U.S.$	848	884,040
Berry Plastics Corp. 9.75%, 1/15/21		1,205	1,334,537
Building Materials Corp. of America 7.00%, 2/15/20(b)		689	745,843
7.50%, 3/15/20(b)		499	546,405
Cemex Finance LLC 9.50%, 12/14/16(b)		500	510,000
CNH America LLC 7.25%, 1/15/16		935	1,051,875
CNH Capital LLC 6.25%, 11/01/16(b)		262	284,270
Franz Haniel & Cie GmbH 6.25%, 2/08/18	EUR	760	1,043,395
Graphic Packaging International, Inc. 7.875%, 10/01/18	U.S.$	500	557,500
Griffon Corp. 7.125%, 4/01/18		287	300,991
HD Supply, Inc. 8.125%, 4/15/19(b)		645	699,825
Isabelle Acquisition Sub, Inc. 10.00%, 11/15/18(b)		590	622,450
KUKA AG 8.75%, 11/15/17(b)	EUR	361	502,878
Manitowoc Co., Inc. (The) 8.50%, 11/01/20	U.S.$	922	1,021,115
Masco Corp. 5.95%, 3/15/22		1,170	1,263,336
7.125%, 3/15/20		900	1,027,060
Mohawk Industries, Inc. 6.375%, 1/15/16		627	697,538
Nordenia International AG 9.75%, 7/15/17(b)	EUR	517	747,825
Plastipak Holdings, Inc. 8.50%, 12/15/15(b)	U.S.$	1,180	1,215,400
Polymer Group, Inc. 7.75%, 2/01/19		1,300	1,394,250

120	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu 7.125%, 4/15/19	U.S.$	712	$767,180
7.75%, 10/15/16		118	123,605
7.875%, 8/15/19		1,190	1,316,437
8.25%, 2/15/21		2,714	2,666,505
9.00%, 4/15/19		638	648,368
Sealed Air Corp. 6.875%, 7/15/33(b)		1,320	1,221,000
8.125%, 9/15/19(b)		551	612,988
8.375%, 9/15/21(b)		241	271,125
TransDigm, Inc. 7.75%, 12/15/18		1,200	1,336,500
UR Merger Sub Corp. 8.25%, 2/01/21		750	821,250
8.375%, 9/15/20		267	285,690
9.25%, 12/15/19		650	731,250

			29,123,117

Communications - Media – 7.4%
Allbritton Communications Co. 8.00%, 5/15/18		510	549,525
Cablevision Systems Corp. 8.00%, 4/15/20		785	869,388
CCO Holdings LLC/CCO Holdings Capital Corp. 6.625%, 1/31/22		580	627,850
7.00%, 1/15/19		2,250	2,446,875
7.375%, 6/01/20		750	832,500
7.875%, 4/30/18		664	720,440
8.125%, 4/30/20		219	246,375
Cequel Communications Holdings I LLC/Cequel Capital Corp. 8.625%, 11/15/17(b)		1,015	1,089,856
Clear Channel Worldwide Holdings, Inc. Series A 7.625%, 3/15/20		100	95,500
Series B 7.625%, 3/15/20		600	582,000
9.25%, 12/15/17		1,440	1,564,200
Crown Media Holdings, Inc. 10.50%, 7/15/19		470	518,175
CSC Holdings LLC 7.625%, 7/15/18		535	608,563
DISH DBS Corp. 6.625%, 10/01/14		970	1,048,812
6.75%, 6/01/21		1,100	1,171,500

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	121

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Hughes Satellite Systems Corp. 7.625%, 6/15/21	U.S.$	965	$1,066,325
Intelsat Jackson Holdings SA 7.25%, 10/15/20		1,900	2,052,000
11.25%, 6/15/16		123	129,458
Intelsat Luxembourg SA 11.25%, 2/04/17		1,725	1,811,250
11.50%, 2/04/17(d)		1,023	1,074,294
Kabel Deutschland Holding AG 6.50%, 7/31/17(b)	EUR	640	865,366
Lamar Media Corp. 5.875%, 2/01/22	U.S.$	459	486,540
Quebecor Media, Inc. 7.75%, 3/15/16		1,178	1,214,812
RR Donnelley & Sons Co. 7.25%, 5/15/18		824	824,000
Sinclair Television Group, Inc. 8.375%, 10/15/18		600	656,250
Townsquare Radio LLC/Townsquare Radio, Inc. 9.00%, 4/01/19(b)		332	351,090
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH 7.50%, 3/15/19(b)		402	435,202
Univision Communications, Inc. 6.875%, 5/15/19(b)		1,000	1,030,000
8.50%, 5/15/21(b)		950	961,875
UPCB Finance III Ltd. 6.625%, 7/01/20(b)		550	581,625
UPCB Finance V Ltd. 7.25%, 11/15/21(b)		665	724,850
XM Satellite Radio, Inc. 7.625%, 11/01/18(b)		975	1,072,500
Ziggo Bond Co. BV 8.00%, 5/15/18(b)	EUR	745	1,028,424

			29,337,420

Communications - Telecommunications – 4.7%
Crown Castle International Corp. 7.125%, 11/01/19	U.S.$	1,000	1,087,500
eAccess Ltd. 8.25%, 4/01/18(b)		646	587,860
Fairpoint Communications, Inc./Old Series 1 13.125%, 4/02/18(c)		1,966	19,661
Frontier Communications Corp. 9.00%, 8/15/31		545	572,250

122	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Level 3 Communications, Inc. 11.875%, 2/01/19	U.S.$	743	$828,445
Level 3 Financing, Inc. 7.00%, 6/01/20(b)		800	796,000
8.625%, 7/15/20		314	335,980
8.75%, 2/15/17		685	714,969
9.375%, 4/01/19		550	602,250
PAETEC Holding Corp. 9.875%, 12/01/18		495	560,588
Phones4u Finance PLC 9.50%, 4/01/18(b)	GBP	345	528,635
Portugal Telecom International Finance BV 5.625%, 2/08/16	EUR	725	900,515
SBA Telecommunications, Inc. 5.75%, 7/15/20(b)	U.S.$	149	155,705
Sprint Capital Corp. 6.875%, 11/15/28		1,740	1,574,700
8.75%, 3/15/32		1,180	1,191,800
Sprint Nextel Corp. 9.00%, 11/15/18(b)		945	1,115,100
Sunrise Communications Holdings SA 8.50%, 12/31/18(b)	EUR	350	482,052
Telenet Finance III Luxembourg SCA 6.625%, 2/15/21(b)		420	552,048
tw telecom holdings, Inc. 8.00%, 3/01/18	U.S.$	1,039	1,153,290
Wind Acquisition Finance SA
7.25%, 2/15/18(b)		880	807,400
11.75%, 7/15/17(b)		985	901,275
Windstream Corp. 7.50%, 4/01/23		1,465	1,486,975
7.875%, 11/01/17		675	734,062
8.125%, 9/01/18		900	958,500

			18,647,560

Consumer Cyclical - Automotive – 1.9%
Affinia Group, Inc. 9.00%, 11/30/14		380	384,750
Allison Transmission, Inc. 7.125%, 5/15/19(b)		975	1,031,062
Commercial Vehicle Group, Inc. 7.875%, 4/15/19		427	432,871
Dana Holding Corp. 6.50%, 2/15/19		140	149,450
6.75%, 2/15/21		111	119,603
Delphi Corp. 5.875%, 5/15/19		433	467,640
6.125%, 5/15/21		325	357,500

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	123

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

General Motors Financial Co., Inc. 6.75%, 6/01/18	U.S.$	760	$842,645
Goodyear Tire & Rubber Co. (The) 8.75%, 8/15/20		857	955,555
Meritor, Inc. 4.625%, 3/01/26(e)		200	175,750
Navistar International Corp. 8.25%, 11/01/21		1,224	1,165,860
Schaeffler Finance BV 8.50%, 2/15/19(b)		800	878,000
UCI International, Inc. 8.625%, 2/15/19		402	401,497

			7,362,183

Consumer Cyclical - Entertainment – 0.7%
AMC Entertainment, Inc. 9.75%, 12/01/20		425	469,625
ClubCorp Club Operations, Inc. 10.00%, 12/01/18		385	418,688
Greektown Holdings LLC 10.75%, 12/01/13(f)(g)(h)		525	– 0	–
NAI Entertainment Holdings LLC 8.25%, 12/15/17(b)		837	933,255
Regal Entertainment Group 9.125%, 8/15/18(a)		1,020	1,137,300

			2,958,868

Consumer Cyclical - Other – 4.3%
Broder Brothers Co. 12.00%, 10/15/13(b)(d)		354	349,145
Caesars Entertainment Operating Co., Inc. 10.00%, 12/15/18		825	519,750
Chester Downs & Marina LLC 9.25%, 2/01/20(b)		456	460,560
CityCenter Holdings LLC/CityCenter Finance Corp. 7.625%, 1/15/16		1,111	1,180,437
DR Horton, Inc. 6.50%, 4/15/16		1,180	1,309,800
Host Hotels & Resorts LP Series Q 6.75%, 6/01/16		760	780,900
Isle of Capri Casinos, Inc. 7.75%, 3/15/19		545	579,063
Lennar Corp. Series B 6.50%, 4/15/16		1,260	1,345,050

124	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

M/I Homes, Inc. 8.625%, 11/15/18	U.S.$	790	$840,362
Marina District Finance Co., Inc. 9.875%, 8/15/18(a)		745	717,994
MGM Resorts International 6.625%, 7/15/15		1,222	1,273,935
7.75%, 3/15/22		315	317,363
NCL Corp., Ltd. 9.50%, 11/15/18		293	322,300
11.75%, 11/15/16		500	576,250
Royal Caribbean Cruises Ltd. 7.00%, 6/15/13		1,885	1,946,262
Ryland Group, Inc. (The) 6.625%, 5/01/20		335	353,425
Shea Homes LP/Shea Homes Funding Corp. 8.625%, 5/15/19		703	782,088
Standard Pacific Corp. 8.375%, 5/15/18		500	560,000
Station Casinos, Inc. 6.625%, 3/15/18(c)(g)(h)		3,610	– 0	–
Toll Brothers Finance Corp. 5.875%, 2/15/22		525	572,281
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 7.75%, 8/15/20		1,900	2,123,250

			16,910,215

Consumer Cyclical - Restaurants – 0.2%
CKE Restaurants, Inc. 11.375%, 7/15/18		675	777,094

Consumer Cyclical - Retailers – 2.6%
Asbury Automotive Group, Inc. 8.375%, 11/15/20		357	394,485
Burlington Coat Factory Warehouse Corp. 10.00%, 2/15/19		960	1,034,400
Dollar General Corp. 4.125%, 7/15/17		486	505,440
J Crew Group, Inc. 8.125%, 3/01/19(a)		1,040	1,088,100
JC Penney Corp., Inc. 6.375%, 10/15/36		250	197,500
7.40%, 4/01/37		513	441,180
7.95%, 4/01/17		785	792,850
Limited Brands, Inc.
5.625%, 2/15/22		503	529,408
6.625%, 4/01/21		400	448,000
6.90%, 7/15/17		1,063	1,209,162

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	125

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Michaels Stores, Inc. 7.75%, 11/01/18	U.S.$	500	$532,500
Rite Aid Corp. 8.00%, 8/15/20		1,000	1,125,000
10.25%, 10/15/19		648	730,620
Sally Holdings LLC/Sally Capital, Inc. 5.75%, 6/01/22		606	652,208
Toys R US-Delaware, Inc. 7.375%, 9/01/16(b)		805	811,037

			10,491,890

Consumer Non-Cyclical – 10.0%
Alere, Inc. 8.625%, 10/01/18		800	826,000
AMGH Merger Sub, Inc. 9.25%, 11/01/18(b)		1,299	1,406,167
ARAMARK Corp. 8.50%, 2/01/15		1,710	1,752,767
Aurora Diagnostics Holdings/Aurora Diagnostics Financing, Inc. 10.75%, 1/15/18		405	401,963
Biomet, Inc. 11.625%, 10/15/17		448	478,800
Capsugel FinanceCo SCA 9.875%, 8/01/19(b)	EUR	740	1,051,772
Care UK Health & Social Care PLC 9.75%, 8/01/17(b)	GBP	510	850,294
Catalent Pharma Solutions, Inc. 9.50%, 4/15/15(d)	U.S.$	372	381,300
CHS/Community Health Systems, Inc. 7.125%, 7/15/20		401	420,048
8.00%, 11/15/19		309	333,720
Constellation Brands, Inc. 6.00%, 5/01/22		1,107	1,243,991
ConvaTec Healthcare E SA 10.50%, 12/15/18(b)		386	411,090
Del Monte Corp. 7.625%, 2/15/19		595	594,256
Dole Food Co., Inc. 8.00%, 10/01/16(b)		500	522,500
Elan Finance PLC/Elan Finance Corp. 8.75%, 10/15/16		500	542,500
Elizabeth Arden, Inc. 7.375%, 3/15/21		445	493,950
Emergency Medical Services Corp. 8.125%, 6/01/19		1,123	1,198,802
Endo Health Solutions, Inc. 7.00%, 7/15/19		195	210,600
7.25%, 1/15/22		255	276,994

126	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Fresenius Medical Care US Finance, Inc. 6.50%, 9/15/18(b)	U.S.$	385	$431,681
Grifols, Inc. 8.25%, 2/01/18		700	770,000
HCA Holdings, Inc. 7.75%, 5/15/21		700	761,250
HCA, Inc. 6.375%, 1/15/15		2,748	2,930,055
6.50%, 2/15/20		3,125	3,433,594
IASIS Healthcare LLC/IASIS Capital Corp. 8.375%, 5/15/19		375	357,656
Jarden Corp. 7.50%, 1/15/20		280	309,400
JBS USA LLC/JBS USA Finance, Inc. 7.25%, 6/01/21(b)		215	196,725
8.25%, 2/01/20(b)		764	725,800
Kinetic Concepts, Inc./KCI USA, Inc. 10.50%, 11/01/18(b)		1,015	1,032,762
Mead Products LLC/ACCO Brands Corp. 6.75%, 4/30/20(b)		401	424,058
Minerva Luxembourg SA 12.25%, 2/10/22(b)		325	372,125
Mylan, Inc./PA 7.875%, 7/15/20(b)		750	847,500
New Albertsons, Inc. 7.45%, 8/01/29		1,870	1,103,300
Party City Holdings, Inc. 8.875%, 8/01/20(b)		640	676,800
Pharmaceutical Product Development, Inc. 9.50%, 12/01/19(b)		995	1,109,425
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp. 8.25%, 9/01/17		825	874,500
Post Holdings, Inc. 7.375%, 2/15/22(b)		319	336,146
Priory Group No 3 PLC 7.00%, 2/15/18(b)	GBP	525	839,874
PSS World Medical Inc. 6.375%, 3/01/22	U.S.$	500	528,750
R&R Ice Cream PLC 8.375%, 11/15/17(b)	EUR	600	792,414
Select Medical Holdings Corp. 6.494%, 9/15/15(i)	U.S.$	500	497,500
Spectrum Brands, Inc. 6.75%, 3/15/20(b)		900	945,000
Stater Bros Holdings, Inc. 7.375%, 11/15/18		390	419,250

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	127

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

STHI Holding Corp. 8.00%, 3/15/18(b)	U.S.$	175	$186,375
Tenet Healthcare Corp. 8.875%, 7/01/19		900	1,023,750
United Surgical Partners International, Inc. 9.00%, 4/01/20(b)		382	410,173
Universal Hospital Services, Inc. 4.111%, 6/01/15(i)		895	882,694
Valeant Pharmaceuticals International 6.875%, 12/01/18(b)		825	868,313
7.00%, 10/01/20(b)		1,215	1,257,525
7.25%, 7/15/22(b)		210	216,825
Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II, Inc. 7.75%, 2/01/19		600	625,500

			39,584,234

Energy – 7.3%
Antero Resources Finance Corp. 7.25%, 8/01/19		384	409,920
9.375%, 12/01/17		495	545,738
ATP Oil & Gas Corp./United States 11.875%, 5/01/15(c)		410	106,600
Atwood Oceanics, Inc. 6.50%, 2/01/20		180	192,150
Basic Energy Services, Inc. 7.75%, 2/15/19		500	495,000
Berry Petroleum Co. 6.375%, 9/15/22		607	646,455
Bill Barrett Corp. 7.625%, 10/01/19		400	416,000
Chaparral Energy, Inc. 7.625%, 11/15/22(b)		835	883,012
Chesapeake Energy Corp. 2.50%, 5/15/37		1,225	1,091,781
Cie Generale de Geophysique – Veritas 6.50%, 6/01/21		800	833,000
Cimarex Energy Co. 5.875%, 5/01/22		863	923,410
Continental Resources, Inc./OK 5.00%, 9/15/22(b)		814	848,595
7.125%, 4/01/21		150	168,000
Denbury Resources, Inc. 6.375%, 8/15/21		1,202	1,298,160
Edgen Murray Corp. 12.25%, 1/15/15		300	318,750
Energy XXI Gulf Coast, Inc. 7.75%, 6/15/19		489	519,563
9.25%, 12/15/17		800	892,000

128	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

EP Energy LLC/EP Energy Finance, Inc. 6.875%, 5/01/19(b)	U.S.$	823	$882,667
Forest Oil Corp. 7.25%, 6/15/19		739	720,525
Hornbeck Offshore Services, Inc. 5.875%, 4/01/20		543	552,502
Key Energy Services, Inc. 6.75%, 3/01/21		466	474,155
6.75%, 3/01/21(b)		435	440,438
Laredo Petroleum, Inc. 7.375%, 5/01/22		369	396,675
Linn Energy LLC/Linn Energy Finance Corp. 6.25%, 11/01/19(b)		369	364,388
McJunkin Red Man Corp. 9.50%, 12/15/16		1,000	1,090,000
Newfield Exploration Co. 7.125%, 5/15/18		1,135	1,200,262
Offshore Group Investment Ltd. 11.50%, 8/01/15		705	779,025
11.50%, 8/01/15(b)		720	795,600
Oil States International, Inc. 6.50%, 6/01/19		722	767,125
Petroleum Geo-Services ASA 7.375%, 12/15/18(b)		348	371,490
PHI, Inc. 8.625%, 10/15/18		400	414,000
Pioneer Energy Services Corp. 9.875%, 3/15/18		716	775,070
Plains Exploration & Production Co. 6.625%, 5/01/21		500	535,000
6.75%, 2/01/22		1,485	1,603,800
Precision Drilling Corp. 6.50%, 12/15/21		299	313,950
QEP Resources, Inc. 5.375%, 10/01/22		1,100	1,127,500
Range Resources Corp. 5.75%, 6/01/21		1,060	1,127,575
SandRidge Energy, Inc. 7.50%, 3/15/21		361	365,513
7.50%, 2/15/23(b)		280	281,400
8.125%, 10/15/22(b)		435	454,575
8.75%, 1/15/20		775	825,375
SESI LLC 7.125%, 12/15/21		563	626,337
Tesoro Corp. 6.25%, 11/01/12		680	683,400
W&T Offshore, Inc. 8.50%, 6/15/19		550	592,625

			29,149,106

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	129

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Other Industrial – 1.0%
A123 Systems, Inc. 3.75%, 4/15/16	U.S.$	650	$238,875
Briggs & Stratton Corp. 6.875%, 12/15/20		152	164,920
Brightstar Corp. 9.50%, 12/01/16(b)		883	927,150
Hologic, Inc. 6.25%, 8/01/20(b)		291	308,096
Interline Brands, Inc./NJ 7.00%, 11/15/18		704	748,880
Neenah Foundry Co. 15.00%, 7/29/15(d)(h)		347	311,688
New Enterprise Stone & Lime Co., Inc. 11.00%, 9/01/18		950	662,625
Rexel SA 6.125%, 12/15/19(b)		645	661,125

			4,023,359

Services – 2.0%
Live Nation Entertainment, Inc. 7.00%, 9/01/20(b)		284	290,035
Lottomatica SpA 8.25%, 3/31/66(b)	EUR	730	863,102
Mobile Mini, Inc. 7.875%, 12/01/20	U.S.$	309	331,403
Realogy Corp. 7.625%, 1/15/20(b)		449	489,410
Sabre, Inc. 8.50%, 5/15/19(b)		847	877,704
Service Corp. International/US 6.75%, 4/01/16		1,560	1,731,600
ServiceMaster Co./TN 7.00%, 8/15/20(b)		319	324,583
8.00%, 2/15/20		342	364,657
Ticketmaster Entertainment LLC/Ticketmaster Noteco, Inc. 10.75%, 8/01/16		440	465,304
Travelport LLC/Travelport, Inc. 9.00%, 3/01/16		566	401,860
West Corp. 7.875%, 1/15/19		1,750	1,732,500

			7,872,158

Technology – 4.0%
Advanced Micro Devices, Inc. 7.75%, 8/01/20		121	123,420
8.125%, 12/15/17		202	212,100

130	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Avaya, Inc. 7.00%, 4/01/19(b)	U.S.$	102	$93,330
9.75%, 11/01/15		490	425,075
CDW LLC/CDW Finance Corp. 8.00%, 12/15/18		671	744,810
8.50%, 4/01/19		1,049	1,148,655
Ceridian Corp. 8.875%, 7/15/19(b)		821	880,522
CommScope, Inc. 8.25%, 1/15/19(b)		760	814,150
CPI International, Inc. 8.00%, 2/15/18		704	662,640
First Data Corp. 6.75%, 11/01/20(b)		652	643,850
7.375%, 6/15/19(b)		3,600	3,708,000
Freescale Semiconductor, Inc. 8.875%, 12/15/14		306	312,885
10.125%, 12/15/16		212	221,540
GXS Worldwide, Inc. 9.75%, 6/15/15		600	619,500
Infor US, Inc. 9.375%, 4/01/19(b)		318	344,235
Iron Mountain, Inc. 5.75%, 8/15/24		533	538,330
Lawson Software, Inc. 10.00%, 4/01/19(b)	EUR	251	337,807
NXP BV/NXP Funding LLC 3.205%, 10/15/13(i)	U.S.$	118	117,853
Sanmina-SCI Corp. 7.00%, 5/15/19(a)(b)		603	606,015
Seagate HDD Cayman 7.00%, 11/01/21		769	822,830
Sensata Technologies BV 6.50%, 5/15/19(b)		800	845,000
Serena Software, Inc. 10.375%, 3/15/16		875	901,250
SunGard Data Systems, Inc. 7.625%, 11/15/20		800	858,000

			15,981,797

Transportation - Airlines – 0.2%
Delta Air Lines, Inc. 9.50%, 9/15/14(b)		345	362,250
TAM Capital 3, Inc. 8.375%, 6/03/21(b)		465	502,200

			864,450

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	131

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Transportation - Railroads – 0.0%
Florida East Coast Railway Corp. 8.125%, 2/01/17	U.S.$	164	$172,200

Transportation - Services – 0.6%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 7.75%, 5/15/16(a)		867	891,935
Hertz Corp. (The) 6.75%, 4/15/19		1,236	1,297,800

			2,189,735

			231,737,981

Financial Institutions – 7.9%
Banking – 1.5%
ABN Amro Bank NV 4.31%, 3/10/16	EUR	980	887,504
Barclays Bank PLC 4.75%, 3/15/20		520	369,542
BBVA International Preferred SAU 5.919%, 4/18/17	U.S.$	400	265,231
HBOS Capital Funding No2 LP 6.071%, 6/30/14(b)		665	482,258
HT1 Funding GmbH 6.352%, 6/30/17	EUR	825	665,675
LBG Capital No.1 PLC 8.00%, 6/15/20(b)	U.S.$	1,150	1,035,000
Regions Financing Trust II 6.625%, 5/15/47		650	627,250
Swedbank AB 5.75%, 3/17/16	GBP	340	525,293
UBS AG/Jersey 4.28%, 4/15/15	EUR	820	902,471

			5,760,224

Brokerage – 0.5%
E*Trade Financial Corp. 6.75%, 6/01/16	U.S.$	329	342,160
Lehman Brothers Holdings, Inc. 5.625%, 1/24/13(f)		5,500	1,368,125
Nuveen Investments, Inc. 10.50%, 11/15/15		430	437,525

			2,147,810

Finance – 4.2%
Air Lease Corp. 5.625%, 4/01/17(b)		294	293,265
Ally Financial, Inc. 4.625%, 6/26/15		1,625	1,667,676

132	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

6.75%, 12/01/14	U.S.$	760	$819,582
8.00%, 11/01/31		501	594,684
Series 8 6.75%, 12/01/14		1,657	1,785,417
Capmark Financial Group, Inc. 7.875%, 5/10/12		1,666	– 0	–
Series B 9.00%, 9/30/15(i)		21	21,127
CIT Group, Inc. 5.25%, 3/15/18		2,125	2,215,312
7.00%, 5/02/16-5/02/17(b)		3,247	3,254,754
International Lease Finance Corp. 5.875%, 4/01/19		2,930	3,021,196
6.375%, 3/25/13		1,715	1,751,444
Residential Capital LLC 9.625%, 5/15/15(c)		375	375,937
Sistema International Funding SA 6.95%, 5/17/19(b)		850	870,272

			16,670,666

Insurance – 0.6%
Genworth Financial, Inc. 6.15%, 11/15/66		1,445	867,000
Liberty Mutual Group, Inc. 7.80%, 3/15/37(b)		410	434,088
XL Group PLC Series E 6.50%, 4/15/17		1,020	929,475

			2,230,563

Other Finance – 0.8%
FTI Consulting, Inc. 6.75%, 10/01/20		500	533,750
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 8.00%, 1/15/18(b)		341	363,165
8.00%, 1/15/18		1,140	1,214,100
iPayment Holdings, Inc. 15.00%, 11/15/18(d)		293	249,314
iPayment, Inc. 10.25%, 5/15/18		860	786,900

			3,147,229

REITS – 0.3%
DDR Corp. 7.875%, 9/01/20		1,000	1,238,565

			31,195,057

Utility – 6.3%
Electric – 4.2%
AES Corp. (The) 7.375%, 7/01/21		489	559,905

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	133

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

7.75%, 3/01/14	U.S.$	630	$685,125
8.00%, 10/15/17		1,240	1,447,700
Calpine Corp. 7.25%, 10/15/17(b)		2,250	2,407,500
7.875%, 1/15/23(b)		500	565,000
CMS Energy Corp. 6.25%, 2/01/20		1,000	1,148,970
DPL Inc 7.25%, 10/15/21(b)		850	969,000
EDP Finance BV 4.90%, 10/01/19(b)		105	93,975
5.875%, 2/01/16(b)	EUR	430	539,372
6.00%, 2/02/18(b)	U.S.$	705	669,468
Energy Future Holdings Corp. 10.00%, 1/15/20(j)		694	765,135
Series Q 6.50%, 11/15/24		481	274,170
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc. 10.00%, 12/01/20		792	889,020
GenOn Americas Generation LLC 8.50%, 10/01/21		725	764,875
GenOn Energy, Inc. 7.875%, 6/15/17		840	887,250
NRG Energy, Inc. 7.375%, 1/15/17		570	592,800
7.875%, 5/15/21		901	964,070
8.25%, 9/01/20		975	1,050,562
PPL Capital Funding, Inc. Series A 6.70%, 3/30/67		800	821,000
Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc. 11.50%, 10/01/20(b)		761	612,605

			16,707,502

Natural Gas – 2.1%
Access Midstream Partners LP/ACMP Finance Corp. 6.125%, 7/15/22		216	224,100
El Paso LLC Series G 7.375%, 12/15/12		385	389,958
7.75%, 1/15/32		855	1,006,645
Enterprise Products Operating LLC Series A 8.375%, 8/01/66		1,620	1,814,400
Kinder Morgan Finance Co. ULC 5.70%, 1/05/16		1,765	1,901,180

134	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

MarkWest Energy Partners LP/MarkWest Energy Finance Corp. 6.50%, 8/15/21	U.S.$	1,600	$1,716,000
Suburban Propane Partners LP/Suburban Energy Finance Corp. 7.375%, 8/01/21(b)		819	864,045
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 6.875%, 2/01/21		330	354,750

			8,271,078

			24,978,580

Total Corporates - Non-Investment Grades (cost $274,165,208)			287,911,618

CORPORATES - INVESTMENT GRADES – 6.3%
Financial Institutions – 3.3%
Banking – 1.4%
BNP Paribas SA 8.667%, 9/11/13	EUR	650	815,526
Citigroup, Inc. 4.45%, 1/10/17	U.S.$	630	678,751
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands 8.375%, 7/26/16		410	426,502
Countrywide Financial Corp. 6.25%, 5/15/16		731	785,424
HSBC Capital Funding LP/Jersey 4.61%, 6/27/13(b)		880	872,382
10.176%, 6/30/30(b)		544	729,383
Lloyds TSB Bank PLC 11.875%, 12/16/21(b)	EUR	580	814,890
Sovereign Bank/Wilmington DE 8.75%, 5/30/18	U.S.$	360	405,778

			5,528,636

Finance – 0.5%
General Electric Capital Corp. 7.125%, 6/15/22		800	873,792
SLM Corp. 7.25%, 1/25/22		335	361,800
8.00%, 3/25/20		580	656,850
Series A 5.00%, 10/01/13		400	412,000

			2,304,442

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	135

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Insurance – 1.0%
American International Group, Inc. 6.82%, 11/15/37(b)	U.S.$	722	$903,503
Assured Guaranty US Holdings, Inc. Series A 6.40%, 12/15/66		165	124,575
Metlife Capital Trust IV 7.875%, 12/15/37(b)		750	877,500
Mitsui Sumitomo Insurance Co., Ltd. 7.00%, 3/15/72(b)		489	518,490
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(b)		575	782,316
Swiss Re Capital I LP 6.854%, 5/25/16(b)		700	693,000

			3,899,384

REITS – 0.4%
Entertainment Properties Trust 7.75%, 7/15/20		842	938,068
Senior Housing Properties Trust 6.75%, 12/15/21		600	670,986

			1,609,054

			13,341,516

Industrial – 2.7%
Basic – 0.6%
ArcelorMittal 6.50%, 2/25/22		865	840,131
Basell Finance Co. BV 8.10%, 3/15/27(b)		569	759,615
Domtar Corp. 7.125%, 8/15/15		626	709,647

			2,309,393

Capital Goods – 0.1%
Tyco International Finance SA 8.50%, 1/15/19		375	503,562

Communications - Media – 0.4%
Virgin Media Secured Finance PLC 6.50%, 1/15/18		1,500	1,635,000

Communications - Telecommunications – 0.2%
Qwest Corp. 6.875%, 9/15/33		720	725,436

Consumer Cyclical - Automotive – 0.3%
Ford Motor Credit Co. LLC 7.00%, 10/01/13		949	1,007,534

136	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Other – 0.2%
Seminole Indian Tribe of Florida 6.535%, 10/01/20(b)	U.S.$	94	$97,368
7.75%, 10/01/17(b)		631	694,100

			791,468

Consumer Cyclical - Retailers – 0.3%
Macy’s Retail Holdings, Inc. 5.90%, 12/01/16		945	1,100,803

Energy – 0.6%
National Oilwell Varco, Inc. Series B 6.125%, 8/15/15		856	867,542
Petrohawk Energy Corp. 7.25%, 8/15/18		450	513,681
Pioneer Natural Resources Co. 5.875%, 7/15/16		995	1,135,226

			2,516,449

			10,589,645

Non Corporate Sectors – 0.3%
Agencies - Not Government Guaranteed – 0.3%
Petrobras International Finance Co. – Pifco 5.375%, 1/27/21		1,050	1,168,472

Total Corporates - Investment Grades (cost $21,978,249)			25,099,633

GOVERNMENTS - TREASURIES – 4.6%
Canada – 0.8%
Canadian Government Bond 2.00%, 6/01/16	CAD	550	572,664
2.75%, 9/01/16		2,400	2,570,745

			3,143,409

United Kingdom – 0.7%
United Kingdom Gilt 2.00%, 1/22/16	GBP	1,725	2,896,182

United States – 3.1%
U.S. Treasury Bonds 3.125%, 11/15/41	U.S.$	3,150	3,452,205
3.125%, 2/15/42(k)		5,885	6,443,157
4.75%, 2/15/37		875	1,239,765

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	137

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

U.S. Treasury Notes 2.125%, 8/15/21(k)	U.S.$	1,195	$1,269,887

			12,405,014

Total Governments - Treasuries (cost $17,436,952)			18,444,605

EMERGING MARKETS - CORPORATE BONDS – 2.9%
Industrial – 2.8%
Basic – 1.1%
Evraz Group SA 9.50%, 4/24/18(b)		720	787,500
Novelis, Inc./GA 8.75%, 12/15/20		1,976	2,208,180
Severstal OAO Via Steel Capital SA 9.25%, 4/19/14(b)		508	549,824
Vedanta Resources PLC 8.75%, 1/15/14(b)		900	936,000

			4,481,504

Communications - Media – 0.2%
Columbus International, Inc. 11.50%, 11/20/14(b)		698	757,330

Communications - Telecommunications – 0.2%
VimpelCom Holdings BV 7.504%, 3/01/22(b)		800	812,000

Consumer Cyclical - Other – 0.3%
Corp. GEO SAB de CV 8.875%, 3/27/22(b)		855	850,725
MCE Finance Ltd. 10.25%, 5/15/18		460	523,250

			1,373,975

Consumer Non-Cyclical – 0.4%
Corp. Azucarera del Peru SA 6.375%, 8/02/22(b)		562	584,506
Foodcorp Pty Ltd. 8.75%, 3/01/18(b)	EUR	642	835,770

			1,420,276

Energy – 0.1%
Golden Close Maritime Corp,. Ltd 11.00%, 12/09/15	U.S.$	400	428,143

Other Industrial – 0.2%
Marfrig Holding Europe BV 8.375%, 5/09/18(b)		397	313,630

138	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

New Reclamation Group Pty Ltd. (The) 8.125%, 2/01/13(b)	EUR	459	$438,884

			752,514

Technology – 0.1%
MMI International Ltd. 8.00%, 3/01/17(b)	U.S.$	475	489,250

Transportation - Services – 0.2%
Inversiones Alsacia SA 8.00%, 8/18/18(b)		748	774,018

			11,289,010

Financial Institutions – 0.1%
Banking – 0.1%
Turkiye Vakiflar Bankasi Tao 5.75%, 4/24/17(b)		425	448,408

Total Emerging Markets - Corporate Bonds (cost $11,339,398)			11,737,418

BANK LOANS – 2.8%
Industrial – 2.4%
Basic – 0.3%
Newpage Corporation 8.00%, 3/08/13(i)		750	757,035
Patriot Coal Corporation 9.25%, 12/31/13(i)		250	252,812

			1,009,847

Consumer Cyclical - Automotive – 0.5%
Navistar, Inc. 7.00%, 8/17/17(i)		600	602,850
Schaeffler AG 6.00%, 1/27/17(i)		448	448,854
TI Group Automotive Systems, L.L.C. 6.75%, 3/14/18(i)		798	774,060

			1,825,764

Consumer Cyclical - Entertainment – 0.5%
ClubCorp Club Operations Inc. 6.00%, 11/30/16(i)		542	541,300
Las Vegas Sands, LLC 2.84%, 11/23/16(i)		1,344	1,321,269

			1,862,569

Consumer Cyclical - Other – 0.3%
Harrah’s Las Vegas Propco, LLC 3.23%, 2/13/13(i)		1,500	1,158,000

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	139

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Consumer Non-Cyclical – 0.1%
Immucor Inc. (fka IVD Acquisition Corporation) 5.75%, 8/17/18(i)	U.S.$	596	$596,691

Other Industrial – 0.2%
Harbor Freight Tools USA, Inc./Central Puchasing LLC 5.50%, 11/14/17(i)		500	499,295
Kinetic Concepts, Inc. 7.00%, 5/04/18(i)		398	401,315

			900,610

Services – 0.1%
Advantage Sales & Marketing Inc. 5.25%, 12/18/17(i)		222	221,417

Technology – 0.4%
Blackboard Inc. 11.50%, 4/04/19(i)		1,100	1,015,663
Eastman Kodak Company 8.50%, 7/20/13(i)		191	188,970
Smart Modular Technologies (Global), Inc. 8.25%, 8/26/17(i)		693	568,260

			1,772,893

			9,347,791

Financial Institutions – 0.4%
Finance – 0.4%
iStar Financial, Inc. 5.25%, 3/19/16(i)		509	510,132
7.00%, 6/30/14(i)		1,100	1,101,034

			1,611,166

Total Bank Loans (cost $11,140,148)			10,958,957

EMERGING MARKETS - SOVEREIGNS – 2.1%
Argentina – 0.5%
Argentina Bonos 7.00%, 10/03/15		2,100	1,770,825

Hungary – 0.3%
Hungary Government International Bond 6.375%, 3/29/21		1,130	1,203,450

Turkey – 0.3%
Republic of Turkey 6.25%, 9/26/22		1,051	1,271,710

140	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Ukraine – 0.2%
Ukraine Government International Bond 6.75%, 11/14/17(b)	U.S.$	930	$843,975

			843,975

Venezuela – 0.8%
Republic of Venezuela 7.00%, 3/31/38(b)		4,675	3,260,812

Total Emerging Markets - Sovereigns (cost $7,003,599)			8,350,772

COMMERCIAL MORTGAGE-BACKED SECURITIES – 1.8%
Non-Agency Fixed Rate CMBS – 1.7%
Citigroup/Deutsche Bank Commercial Mortgage Trust Series 2005-CD1, Class AJ 5.393%, 7/15/44		2,500	2,531,405
Credit Suisse First Boston Mortgage Securities Corp. Series 2005-C6, Class AJ 5.23%, 12/15/40		1,000	1,033,308
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2007-LD12, Class AM 6.247%, 2/15/51		285	293,270
LB-UBS Commercial Mortgage Trust Series 2006-C1, Class AJ 5.276%, 2/15/41		537	496,378
Morgan Stanley Capital I, Inc. Series 2007-T27, Class AJ 5.823%, 6/11/42		970	917,552
WFDB Commercial Mortgage Trust Series 2011-BXR, Class E 6.403%, 7/05/24(b)		1,300	1,346,055

			6,617,968

Non-Agency Floating Rate CMBS – 0.1%
WF-RBS Commercial Mortgage Trust Series 2011-C4, Class D 5.417%, 6/15/44(b)(j)		390	364,942

Total Commercial Mortgage-Backed Securities (cost $6,506,712)			6,982,910

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	141

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

QUASI-SOVEREIGNS – 1.6%
Quasi-Sovereign Bonds – 1.6%
Kazakhstan – 0.7%
Kazatomprom Natsionalnaya Atomnaya Kompaniya AO 6.25%, 5/20/15(b)	U.S.$	875	$958,125
KazMunayGas National Co. 8.375%, 7/02/13(b)		400	420,100
9.125%, 7/02/18(b)		950	1,234,459

			2,612,684

Russia – 0.3%
Russian Agricultural Bank OJSC Via RSHB Capital SA 6.299%, 5/15/17(b)		955	1,044,579

Trinidad & Tobago – 0.2%
Petroleum Co. of Trinidad & Tobago Ltd. 9.75%, 8/14/19(b)		750	954,375

United States – 0.3%
Citgo Petroleum Corp. 11.50%, 7/01/17(b)		891	1,024,650

Venezuela – 0.1%
Petroleos de Venezuela SA 5.25%, 4/12/17(b)		800	614,000

Total Quasi-Sovereigns (cost $4,998,569)			6,250,288

ASSET-BACKED SECURITIES – 1.2%
Home Equity Loans - Fixed Rate – 0.7%
Countrywide Asset-Backed Certificates Series 2005-7, Class AF5W 5.054%, 10/25/35		737	523,157
Series 2006-15, Class A6 5.826%, 10/25/46		1,382	1,110,260
Lehman XS Trust Series 2007-6, Class 3A5 5.72%, 5/25/37		1,406	1,161,855

			2,795,272

Home Equity Loans - Floating Rate – 0.5%
Credit-Based Asset Servicing and Securitization LLC Series 2007-CB2, Class A2C 5.623%, 2/25/37(i)		1,750	1,003,394

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High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

GSAA Trust Series 2006-6, Class AF5 5.003%, 3/25/36(i)	U.S.$	1,450	$813,332

			1,816,726

Total Asset-Backed Securities (cost $4,586,558)			4,611,998

		Shares
PREFERRED STOCKS – 1.1%
Financial Institutions – 1.1%
Banking – 0.8%
Citigroup Capital XIII 7.875%(j)		5,000	137,700
Royal Bank of Scotland Group PLC 6.40%		60,000	1,260,000
US Bancorp 6.50%		35,000	1,038,450
Zions Bancorporation 9.50%		27,300	718,809

			3,154,959

REITS – 0.3%
Health Care REIT, Inc. 6.50%		13,825	373,275
Sovereign Real Estate Investment Trust 12.00%(b)		624	696,434

			1,069,709

			4,224,668

Non Corporate Sectors – 0.0%
Agencies - Government Sponsored – 0.0%
Federal Home Loan Mortgage Corp. Series Z 8.375%		36,525	33,968

Total Preferred Stocks (cost $4,790,325)			4,258,636

		Principal Amount (000)
COLLATERALIZED MORTGAGE OBLIGATIONS – 0.8%
Non-Agency Floating Rate – 0.5%
Greenpoint Mortgage Funding Trust Series 2007-AR3, Class A1 0.456%, 6/25/37(i)	U.S.$	649	411,890
Harborview Mortgage Loan Trust Series 2007-4, Class 2A1 0.457%, 7/19/47(i)		992	682,492

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	143

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Lehman XS Trust Series 2007-4N, Class 3A2A 0.898%, 3/25/47(i)	U.S.$	306	$199,453
Structured Asset Mortgage Investments, Inc. Series 2007-AR6, Class A1 1.648%, 8/25/47(i)		997	632,077

			1,925,912

Non-Agency Fixed Rate – 0.3%
Indymac Index Mortgage Loan Trust 5.199%, 11/25/36		1,507	1,255,795

Total Collateralized Mortgage Obligations (cost $3,164,792)			3,181,707

GOVERNMENTS - SOVEREIGN BONDS – 0.5%
Croatia – 0.3%
Republic of Croatia 6.25%, 4/27/17(b)		1,060	1,118,596

Lithuania – 0.2%
Republic of Lithuania 6.625%, 2/01/22(b)		752	893,000

Total Governments - Sovereign Bonds (cost $1,809,151)			2,011,596

		Shares
COMMON STOCKS – 0.4%
Beazer Homes USA, Inc.(f)		77,500	227,850
Capmark Financial Group, Inc.(f)		43	1,092
Fairpoint Communications, Inc.(f)		7,175	46,853
Greektown Superholdings, Inc.(f)(g)(h)		397	23,820
Keystone Automotive Operations, Inc.(g)(h)		61,065	732,777
Meritor, Inc.(f)		23,430	104,732
Neenah Enterprises, Inc.(f)(g)(h)		58,199	378,294
Voyager Learning Exchange(c)(g)(h)		982,000	1

Total Common Stocks (cost $3,242,085)			1,515,419

LOCAL GOVERNMENTS - MUNICIPAL BONDS – 0.3%
United States – 0.3%
California GO 7.60%, 11/01/40		325	440,492
7.95%, 3/01/36		700	839,027

Total Local Governments - Municipal Bonds (cost $1,030,553)			1,279,519

144	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

High-Yield Portfolio—Portfolio of Investments

	Shares	U.S. $ Value

GOVERNMENTS - SOVEREIGN AGENCIES – 0.1%
Norway – 0.1%
Eksportfinans ASA 2.375%, 5/25/16 (cost $464,192)	539	$493,185

	Contracts
OPTIONS PURCHASED - PUTS – 0.0%
Options on Funds and Investment Trusts – 0.0%
SPDR S&P 500 ETF Trust Expiration: Sep 2012, Exercise Price: $132.00(f)(l)	401	13,634
SPDR S&P 500 ETF Trust Expiration: Oct 2012, Exercise Price: $132.00(f)(l)	326	38,468
SPDR S&P 500 ETF Trust Expiration: Sep 2012, Exercise Price: $135.00(f)(l)	640	38,720
SPDR S&P 500 ETF Trust Expiration: Nov 2012, Exercise Price: $137.00(f)(l)	207	67,482

		158,304

Options on Forward Contracts – 0.0%
AUD/USD Expiration: Sep 2012, Exercise Price: AUD1.0012(f)(m)	25,200,000	3,723

Total Options Purchased - Puts (cost $1,028,657)		162,027

OPTIONS PURCHASED - CALLS – 0.0%
Options on Equities – 0.0%
Beazer Homes USA, Inc. Expiration: Jan 2013, Exercise Price: $3.00(f)(l) (cost $22,832)	800	36,000

	Shares
WARRANTS – 0.0%
Fairpoint Communications, Inc., expiring 1/24/18(f)(g)(h)	12,231	– 0	–
Ipayment Holdings, Inc., expiring 11/15/18(f)	272	– 0	–
Talon Equity Co., expiring 11/24/24(f)(g)(h)	671	– 0	–

Total Warrants (cost $0)		– 0	–

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	145

High-Yield Portfolio—Portfolio of Investments

	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 1.4%
Investment Companies – 1.4%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.15%(n) (cost $5,560,564)	5,560,564	$5,560,564

Total Investments – 100.4% (cost $380,268,544)		398,846,852
Other assets less liabilities – (0.4)%		(1,638,927)

Net Assets – 100.0%		$397,207,925

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Citibank NA	EUR	439	USD$	541	9/10/12	$(11,927)
Credit Suisse London Branch (GFX)	EUR	414	USD	519	9/10/12	(2,489)
Deutsche Bank AG London	CAD	3,228	USD	3,241	9/27/12	(32,085)
Goldman Sachs Capital Markets LP	USD	740	GBP	471	9/20/12	8,652
Goldman Sachs Capital Markets LP	USD	1,156	ZAR	9,752	10/04/12	(158)
Goldman Sachs International	TRY	2,268	USD	1,235	9/06/12	(11,198)
Goldman Sachs International	GBP	3,734	USD	5,823	9/20/12	(105,363)
Goldman Sachs International	EUR	239	USD	291	10/17/12	(9,560)
State Street Bank & Trust Co.	USD	1,239	TRY	2,254	9/06/12	(82)
State Street Bank & Trust Co.	EUR	393	USD	478	9/20/12	(15,679)
State Street Bank & Trust Co.	EUR	13,292	USD	16,312	10/17/12	(415,116)

						$(595,005)

CREDIT DEFAULT SWAPTIONS WRITTEN (see Note C)

Description	Counter- party	Buy/Sell Protection	Strike Rate	Expiration Date	Notional Amount (000)	Premiums Received	Market Value
CDX-NAHYS18V1-5 Year Index(l)	Bank of America, NA	Sell	94.00%	9/19/12	$11,900	$476,000	$(23,613)
CDX-NAHYS18V2-5 Year Index(l)	Bank of America, NA	Sell	93.00	9/19/12	8,100	270,240	(6,515)
CDX-NAHYS18V2-5 Year Index(l)	Bank of America, NA	Sell	96.00	11/21/12	4,000	104,148	(50,754)

146	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

High-Yield Portfolio—Portfolio of Investments

Description	Counter- party	Buy/Sell Protection	Strike Rate	Expiration Date	Notional Amount (000)	Premiums Received	Market Value
CDX-NAHYS18V2-5 Year Index(l)	Morgan Stanley Capital Services Inc	Sell	95.00%	10/17/12	$5,958	$146,743	$(28,649)

						$997,131	$(109,531)

INTEREST RATE SWAP CONTRACTS (see Note C)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Citibank NA	$10,670	6/11/22	1.83%	3 Month LIBOR	$(224,486)
Morgan Stanley Capital Services, Inc.	3,455	2/17/22	2.01%	3 Month LIBOR	(132,698)

					$(357,184)

CREDIT DEFAULT SWAP CONTRACTS (see Note C)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at August 31, 2012	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Bank of America, NA: Fiat SpA, 6.625% 2/15/13, 3/20/17*	(5.00)%	7.78%	EUR	380	$43,696	$38,975	$4,721
Barclays Bank PLC: Bolivarian Republic of Venezuela, 9.25% 9/15/27, 6/20/16*	(5.00)	7.90	$2,800	221,301	423,666	(202,365)
Liz Claiborne Inc., 5% 7/8/13, 12/20/13*	(5.00)	0.93	180	(11,308)	1,847	(13,155)
Nokia OYJ, 6.750% 2/04/19, 9/20/14*	(5.00)	6.45	1,420	24,594	117,307	(92,713)
The McClatchy Co., 5.75% 9/1/17, 12/20/13*	(5.00)	3.89	180	(2,974)	3,463	(6,437)
Citibank NA: CDX-NAHYS17V3-5 Year Index, 12/20/16*	(5.00)	5.10	2,880	(18,400)	73,408	(91,808)
Goldman Sachs Bank USA: CDX-NAHYS11V17 5 Year Index, 12/20/13*	– 0	–	77.68	464	277,356	132,476	144,880
CDX-NAHYS18V1-5 Year Index, 6/20/17*	(5.00)	5.43	7,940	53,483	190,704	(137,221)
CDX-NAIGS18V1-5 Year Index, 6/20/17*	(1.00)	1.02	16,500	(19,186)	94,774	(113,960)
JPMorgan Chase Bank NA: Beazer Homes USA, Inc., 9.125% 6/15/18, 9/20/18*	(5.00)	6.88	810	62,096	89,505	(27,409)

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	147

High-Yield Portfolio—Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at August 31, 2012	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-NAIGS17V1-5 Year, 12/20/16*	(1.00)%	0.93%		$8,300	$(42,395)	$134,492	$(176,887)
MBIA, Inc., 6.625% 10/1/28, 12/20/13*	(5.00)	10.03		370	18,095	19,971	(1,876)
Morgan Stanley Capital Services, Inc.:
CDX-EMS17V1-5 Year Index, 6/20/17*	(5.00)	2.43		9,800	(1,199,411)	(1,165,009)	(34,402)
CDX-NAHYS18V1-5 Year Index, 6/20/17*	(5.00)	5.43		3,960	26,675	241,820	(215,145)
CDX-NAHYS18V2-5 Year, 6/20/2017*	(5.00)	5.43		5,970	40,213	346,496	(306,283)

Sale Contracts
Bank of America NA: Amkor Technology, Inc., 7.375%, 5/01/18, 6/20/17*	5.00	6.15		640	(24,019)	(22,702)	(1,317)
Boyd Gaming Corp., 6.75% 4/15/14, 3/20/16*	5.00	8.95		860	(93,524)	(40,821)	(52,703)
Sanmina-SCI Corp., 8.125% 3/01/16, 6/20/17*	5.00	4.96		640	6,641	(34,930)	41,571
Barclays Bank PLC:
CDX-NAIGS15V1 5 Year Index, 12/20/15*	1.00	3.98		500	(37,254)	(48,872)	11,618
Community Health Systems, 8.875% 7/15/15, 6/20/16*	5.00	4.21		800	27,953	(19,044)	46,997
Freescale Semiconductor Inc., 8.875% 12/15/14, 6/20/16*	5.00	6.94		1,850	(109,916)	(38,526)	(71,390)
Health Management Associates, Inc., 6.125%, 4/15/16, 6/20/17*	5.00	4.65		640	14,945	(3,688)	18,633
MGM Resorts International, 7.625% 1/15/17, 6/20/17	5.00	7.06		470	(34,207)	(25,186)	(9,021)
Nokia OYJ, 6.750% 2/04/19, 9/20/17*	5.00	8.96		890	(121,879)	(163,174)	41,295
NXP BV, 8.625% 10/15/13, 3/20/16*	5.00	4.43		550	14,149	23,011	(8,862)
Owens-Illinois, Inc., 7.8% 5/15/18, 6/20/17*	5.00	3.38		430	34,174	29,315	4,859
Univision Communications Inc. 8.5%, 5/15/21, 6/20/16*	5.00	5.65		550	(8,189)	(12,888)	4,699
Virgin Media Finance PLC, 9.50%, 8/15/16, 6/20/17*	5.00	3.31		650	53,784	18,091	35,693
Citibank NA:
ITRAXX-XOVERS17V1-5Year, 6/20/17*	5.00	5.91	EUR	4,840	(150,075)	(456,742)	306,667

148	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

High-Yield Portfolio—Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at August 31, 2012	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Credit Suisse International:
CDX-NAHYS15V1 5 Year Index, 12/20/15*	5.00%	4.48%		$2,800	$(77,223)	$(200,210)	$122,987
CDX-NAHYS15V1 5 Year Index, 12/20/15*	5.00	4.48		2,500	(68,949)	(180,161)	111,212
Ford Motor Co., 6.5%, 8/01/18, 6/20/16*	5.00	2.54		1,100	107,554	77,035	30,519
MGM Resorts International, 5.875% 2/27/14, 3/20/16*	5.00	5.61		1,700	(25,214)	(38,642)	13,428
MGM Resorts International, 7.625% 1/15/17, 6/20/13*	5.00	1.61		800	29,597	7,319	22,278
Wind Acquisition Finance S.A., 11.00% 12/01/15, 6/20/16*	5.00	12.34		1,320	(257,301)	45,350	(302,651)
Goldman Sachs Bank USA:
CDX-NAHY15V1 3 Year Index, 12/20/13*	5.00	17.23		4,451	(565,737)	(516,822)	(48,915)
CDX-NAIGS15V1 5 Year Index, 12/20/15*	1.00	3.98		900	(67,058)	(89,120)	22,062
Chesapeake Energy Corp., 6.625% 8/15/20, 6/20/17*	5.00	6.39		1,250	(53,875)	(84,819)	30,944
ConvaTec Healthcare E S.A., 10.875% 12/15/18, 6/20/17*	5.00	7.99	EUR	590	(74,939)	(114,367)	39,428
Mediacom LLC, 9.125% 8/15/19, 3/20/16*	5.00	3.94		$1,070	44,646	(32,065)	76,711
Tenet Healthcare Corp., 6.875% 11/15/31, 9/20/16*	5.00	4.73		1,050	21,038	(24,344)	45,382
JPMorgan Chase Bank NA:
Ford Motor Co., 6.50% 8/01/18, 6/20/17*	5.00	2.86		820	85,117	87,951	(2,834)
Realogy Corp., 11.500% 4/15/17, 9/20/17*	5.00	7.20		735	(55,927)	(105,887)	49,960
Realogy Corp., 11.500% 4/15/17, 9/20/17*	5.00	7.20		565	(42,992)	(85,490)	42,498
Sabre Holdings Corp., 6.35% 3/15/16, 6/20/16*	5.00	6.66		277	(12,996)	(22,901)	9,905
Morgan Stanley Capital Services, Inc.:
AK Steel Corp., 7.625% 5/15/20, 3/20/16*	5.00	10.07		550	(76,417)	6,294	(82,711)

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	149

High-Yield Portfolio—Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at August 31, 2012	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Boyd Gaming Corp., 6.75% 4/15/14, 6/20/13*	5.00%	3.12%		$550	$12,906	$4,528	$8,378
NXP BV 8.625%, 10/15/13, 6/20/17*	5.00	5.39	EUR	230	(2,140)	(14,189)	12,049
NXP BV 8.625%, 10/15/13, 9/20/17*	5.00	5.57		330	(5,817)	(22,762)	16,945
UBS AG:
Goodyear Tire & Rubber Co., 7.00%, 3/15/28, 6/20/17*	5.00	5.89		$1,050	(28,845)	(85,532)	56,687
HCA Inc., 6.375% 1/15/15, 6/20/17*	5.00	4.54		1,720	48,325	(3,311)	51,636
Levi Strauss & Co., 8.875%, 4/01/16, 6/20/17*	5.00	5.20		850	(276)	(49,170)	48,894
Tenet Healthcare Corp., 6.875%, 11/15/31, 6/20/17*	5.00	5.71		950	(19,865)	(50,559)	30,694

					$(2,039,970)	$(1,544,135)	$(495,835)

*	Termination date

REVERSE REPURCHASE AGREEMENTS (see Note C)

Broker	Interest Rate		Maturity	U.S. $ Value at August 31, 2012
Credit Suisse Securities (USA) LLC†	(3.50	)%*	—	$694,943
Credit Suisse Securities (USA) LLC†	(2.38	)%*	—	1,076,220
Credit Suisse Securities (USA) LLC†	(1.65	)%*	—	510,078
Credit Suisse Securities (USA) LLC†	(1.50	)%*	—	1,010,531
Credit Suisse Securities (USA) LLC†	(0.75	)%*	—	602,163
Credit Suisse Securities (USA) LLC†	(0.88	)%*	—	404,980
Credit Suisse Securities (USA) LLC†	(0.75	)%*	—	894,606
Credit Suisse Securities (USA) LLC†	(0.25	)%*	—	1,162,355

				$6,355,876

+	The reverse repurchase agreement matures on demand. Interest rate resets daily and the rate shown is the rate in effect on August 31, 2012.

*	Interest payment due from counterparty.

150	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

High-Yield Portfolio—Portfolio of Investments

UNFUNDED LOAN COMMITMENTS (see Note C)

As of August 31, 2012, the Fund had the following unfunded loan commitment of $1,275,000, which could be extended at the option of the borrower:

Borrower	Unfunded Loan Commitments	Cost			Value
General Motors Holding, LLC Revolver LIBOR + 2.75%, 10/27/15	$1,275,000	$	– 0	–	$(105,188)

(a)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements. The market value of the collateral amounted to $6,186,461.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2012, the aggregate market value of these securities amounted to $113,107,808 or 28.5% of net assets.

(c)	Security is in default and is non-income producing.

(d)	Pay-In-Kind Payments (PIK).

(e)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at August 31, 2012.

(f)	Non-income producing security.

(g)	Fair valued.

(h)	Illiquid security.

(i)	Floating Rate Security. Stated interest rate was in effect at August 31, 2012.

(j)	Variable rate coupon, rate shown as of August 31, 2012.

(k)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding. The aggregate market value of these securities amounted to $3,360,037.

(l)	One contract relates to 100 shares.

(m)	One contract relates to 1 share.

(n)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD	– Australian Dollar
CAD	– Canadian Dollar
EUR	– Euro
GBP	– Great British Pound
TRY	– Turkish Lira
ZAR	– South African Rand

Glossary:

CDX-EM	– Emerging Market Credit Default Swap Index
CDX-NAHY	– North American High Yield Credit Default Swap Index
CDX-NAIG	– North American Investment Grade Credit Default Swap Index
CMBS	– Commercial Mortgage-Backed Securities
GO	– General Obligation
LIBOR	– London Interbank Offered Rates
OJSC	– Open Joint Stock Company
REIT	– Real Estate Investment Trust

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	151

High-Yield Portfolio—Portfolio of Investments

SMALL-MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2012

Company	Shares	U.S. $ Value

COMMON STOCKS – 98.7%
Financials – 30.7%
Capital Markets – 1.1%
Legg Mason, Inc.	147,660	$3,629,483

Commercial Banks – 10.1%
Associated Banc-Corp	282,100	3,656,016
CapitalSource, Inc.	635,750	4,405,748
Comerica, Inc.	136,140	4,180,859
First Niagara Financial Group, Inc.	455,418	3,593,248
Huntington Bancshares, Inc./OH	686,790	4,532,814
Popular, Inc.(a)	146,467	2,320,037
Susquehanna Bancshares, Inc.	387,200	4,069,472
Webster Financial Corp.	95,120	2,024,154
Zions Bancorporation	231,030	4,447,327

		33,229,675

Insurance – 8.8%
Amtrust Financial Services, Inc.(b)	73,535	1,917,058
Aspen Insurance Holdings Ltd.	138,110	4,016,239
Fidelity National Financial, Inc. – Class A	226,270	4,262,927
Platinum Underwriters Holdings Ltd.	106,250	4,222,375
Reinsurance Group of America, Inc. – Class A	77,590	4,557,637
Torchmark Corp.	84,380	4,318,568
Unum Group	172,440	3,364,304
Validus Holdings Ltd.	68,167	2,284,276

		28,943,384

Real Estate Investment Trusts (REITs) – 9.9%
BioMed Realty Trust, Inc.	227,970	4,224,284
BRE Properties, Inc.	60,245	3,007,430
Camden Property Trust	53,930	3,744,360
DiamondRock Hospitality Co.	274,360	2,639,343
Entertainment Properties Trust	93,470	4,261,297
Glimcher Realty Trust	352,540	3,694,619
Home Properties, Inc.	60,820	3,883,357
Mid-America Apartment Communities, Inc.	55,800	3,794,400
Plum Creek Timber Co., Inc.	81,250	3,325,563

		32,574,653

Thrifts & Mortgage Finance – 0.8%
Washington Federal, Inc.	152,500	2,455,250

		100,832,445

Consumer Discretionary – 17.4%
Auto Components – 3.0%
Dana Holding Corp.	184,040	2,513,986
Lear Corp.	102,120	3,965,320
TRW Automotive Holdings Corp.(a)	75,530	3,301,416

		9,780,722

152	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Small-Mid Cap Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Hotels, Restaurants & Leisure – 2.5%
MGM Resorts International(a)	397,312	$3,917,496
Royal Caribbean Cruises Ltd.	160,830	4,345,627

		8,263,123

Household Durables – 4.4%
Meritage Homes Corp.(a)	88,210	3,287,587
Newell Rubbermaid, Inc.	243,290	4,362,190
NVR, Inc.(a)	4,430	3,668,837
PulteGroup Inc(a)	231,420	3,165,825

		14,484,439

Media – 1.1%
Gannett Co., Inc.	239,160	3,649,582

Specialty Retail – 5.3%
ANN, Inc.(a)	113,555	4,040,287
Childrens Place Retail Stores, Inc. (The)(a)	78,890	4,491,997
Express, Inc.(a)	186,690	2,914,231
GameStop Corp. – Class A	64,580	1,232,186
Men’s Wearhouse, Inc. (The)	102,220	3,230,152
Office Depot, Inc.(a)	980,880	1,500,746

		17,409,599

Textiles, Apparel & Luxury Goods – 1.1%
Jones Group, Inc. (The)	292,650	3,707,876

		57,295,341

Information Technology – 16.1%
Computers & Peripherals – 0.4%
NCR Corp.(a)	62,780	1,405,644

Electronic Equipment, Instruments & Components – 8.5%
Anixter International, Inc.	31,930	1,919,951
Arrow Electronics, Inc.(a)	111,910	4,056,737
AU Optronics Corp. (Sponsored ADR)(a)	677,034	2,051,413
Avnet, Inc.(a)	124,710	4,016,909
Flextronics International Ltd.(a)	441,710	2,972,708
Ingram Micro, Inc. – Class A(a)	138,650	2,117,186
Insight Enterprises, Inc.(a)	181,596	3,261,464
TTM Technologies, Inc.(a)	361,938	3,836,543
Vishay Intertechnology, Inc.(a)	387,320	3,702,779

		27,935,690

IT Services – 2.3%
Amdocs Ltd.(a)	133,420	4,301,461
Convergys Corp.	210,110	3,258,806

		7,560,267

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	153

Small-Mid Cap Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Semiconductors & Semiconductor Equipment – 4.9%
Amkor Technology, Inc.(a)(b)	422,100	$1,979,649
Entegris, Inc.(a)	431,580	3,793,588
Lam Research Corp.(a)	109,020	3,720,853
Micron Technology, Inc.(a)	571,600	3,549,636
MKS Instruments, Inc.	114,884	3,114,505

		16,158,231

		53,059,832

Industrials – 10.6%
Building Products – 1.4%
Fortune Brands Home & Security, Inc.(a)	176,403	4,498,277

Commercial Services & Supplies – 1.2%
Avery Dennison Corp.	127,340	3,976,828

Construction & Engineering – 0.5%
Tutor Perini Corp.(a)	161,510	1,713,621

Electrical Equipment – 1.9%
EnerSys(a)	60,840	2,266,290
General Cable Corp.(a)	154,150	4,175,923

		6,442,213

Machinery – 1.8%
Sauer-Danfoss, Inc.	51,380	1,959,119
Timken Co.	96,730	3,884,677

		5,843,796

Road & Rail – 2.7%
Avis Budget Group, Inc.(a)	189,280	3,107,978
Con-way, Inc.	97,820	2,964,924
Hertz Global Holdings, Inc.(a)	189,010	2,680,162

		8,753,064

Trading Companies & Distributors – 1.1%
Aircastle Ltd.	318,790	3,640,582

		34,868,381

Utilities – 8.0%
Electric Utilities – 5.2%
Great Plains Energy, Inc.	184,530	3,934,180
NV Energy, Inc.	258,530	4,534,616
PNM Resources, Inc.	237,730	4,890,106
Portland General Electric Co.	145,070	3,893,679

		17,252,581

Gas Utilities – 2.8%
Atmos Energy Corp.	125,620	4,389,163

154	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Small-Mid Cap Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

UGI Corp.	152,470	$4,647,285

		9,036,448

		26,289,029

Energy – 5.9%
Energy Equipment & Services – 2.4%
Bristow Group, Inc.	87,380	4,097,248
Helmerich & Payne, Inc.	83,580	3,814,591

		7,911,839

Oil, Gas & Consumable Fuels – 3.5%
Plains Exploration & Production Co.(a)	76,370	3,002,868
Stone Energy Corp.(a)	82,420	1,939,343
Teekay Corp.	100,720	2,979,298
Tesoro Corp.	93,430	3,712,908

		11,634,417

		19,546,256

Consumer Staples – 4.6%
Beverages – 1.4%
Constellation Brands, Inc. – Class A(a)	139,864	4,607,120

Food Products – 3.2%
Dean Foods Co.(a)	124,150	2,038,543
Dole Food Co., Inc.(a)(b)	343,550	4,424,924
Tyson Foods, Inc. – Class A	260,060	4,072,540

		10,536,007

		15,143,127

Materials – 3.1%
Chemicals – 0.5%
Ferro Corp.(a)	454,460	1,490,629

Metals & Mining – 2.6%
Commercial Metals Co.	227,780	2,901,917
Reliance Steel & Aluminum Co.	54,900	2,823,507
Steel Dynamics, Inc.	233,040	2,847,749

		8,573,173

		10,063,802

Health Care – 2.3%
Health Care Providers & Services – 2.3%
Health Net, Inc.(a)	119,670	2,782,328
LifePoint Hospitals, Inc.(a)	116,398	4,704,807

		7,487,135

Total Common Stocks (cost $303,436,247)		324,585,348

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	155

Small-Mid Cap Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 1.8%
Investment Companies – 1.8%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.15%(c) (cost $5,855,974)	5,855,974	$5,855,974

Total Investments Before Security Lending Collateral for Securities Loaned – 100.5% (cost $309,292,221)		330,441,322

INVESTMENTS OF CASH COLLATERAL FOR SECURITY LOANED – 2.5%
Investment Companies – 2.5%
AllianceBernstein Exchange Reserves – Class I, 0.18%(c) (cost $8,083,392)	8,083,392	8,083,392

Total Investments – 103.0% (cost $317,375,613)		338,524,714

Other assets less liabilities – (3.0)%		(9,775,245)

Net Assets – 100.0%		$328,749,469

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note D for securities lending information.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR – American Depositary Receipt

See notes to financial statements.

156	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Small-Mid Cap Value Portfolio—Portfolio of Investments

SMALL-MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2012

Company	Shares	U.S. $ Value

COMMON STOCKS – 99.2%
Industrials – 25.3%
Aerospace & Defense – 2.6%
Hexcel Corp.(a)	233,489	$5,293,195
TransDigm Group, Inc.(a)	23,890	3,311,632

		8,604,827

Air Freight & Logistics – 1.0%
Expeditors International of Washington, Inc.	86,390	3,162,738

Building Products – 0.6%
Simpson Manufacturing Co., Inc.	83,672	2,127,779

Electrical Equipment – 1.9%
AMETEK, Inc.	184,900	6,343,919

Industrial Conglomerates – 0.8%
Carlisle Cos., Inc.	52,690	2,757,795

Machinery – 10.0%
Actuant Corp. – Class A	155,916	4,384,358
IDEX Corp.	135,485	5,400,432
Joy Global, Inc.	84,050	4,486,589
Lincoln Electric Holdings, Inc.	96,120	3,964,950
Middleby Corp.(a)	40,650	4,680,848
Robbins & Myers, Inc.	76,698	4,588,074
Valmont Industries, Inc.	40,971	5,193,074

		32,698,325

Marine – 1.6%
Kirby Corp.(a)	97,838	5,151,171

Professional Services – 2.7%
Advisory Board Co. (The)(a)	75,715	3,356,446
Robert Half International, Inc.	204,060	5,366,778

		8,723,224

Road & Rail – 1.2%
Genesee & Wyoming, Inc. – Class A(a)	60,260	3,830,125

Trading Companies & Distributors – 2.9%
MSC Industrial Direct Co., Inc. – Class A	56,800	3,936,240
United Rentals, Inc.(a)	176,210	5,693,345
		9,629,585

		83,029,488

Consumer Discretionary – 21.1%
Distributors – 1.6%
LKQ Corp.(a)	141,820	5,352,287

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	157

Small-Mid Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Hotels, Restaurants & Leisure – 4.2%
Orient-Express Hotels Ltd. – Class A(a)	401,440	$3,528,658
Panera Bread Co. – Class A(a)	38,770	6,005,473
Wyndham Worldwide Corp.	85,220	4,443,371

		13,977,502

Media – 2.4%
National CineMedia, Inc.	263,850	3,825,825
Pandora Media, Inc.(a)(b)	333,800	4,002,262

		7,828,087

Multiline Retail – 1.3%
Dollar Tree, Inc.(a)	87,070	4,194,162

Specialty Retail – 10.7%
CarMax, Inc.(a)	114,157	3,492,063
Dick’s Sporting Goods, Inc.	116,860	5,814,954
Five Below, Inc.(a)(b)	29,816	958,286
Francesca’s Holdings Corp.(a)	149,932	5,297,097
Select Comfort Corp.(a)	185,016	5,285,907
Tractor Supply Co.	37,815	3,610,576
Ulta Salon Cosmetics & Fragrance, Inc.	63,510	5,969,940
Vitamin Shoppe, Inc.(a)	87,900	4,712,319

		35,141,142

Textiles, Apparel & Luxury Goods – 0.9%
Tumi Holdings, Inc.(a)(b)	140,637	2,961,815

		69,454,995

Information Technology – 20.3%
Communications Equipment – 1.0%
Ciena Corp.(a)(b)	245,100	3,350,517

Internet Software & Services – 2.5%
Bazaarvoice, Inc.(a)(b)	197,523	2,931,241
CoStar Group, Inc.(a)	64,687	5,255,819

		8,187,060

IT Services – 1.4%
Alliance Data Systems Corp.(a)	24,860	3,421,979
ServiceSource International, Inc.(a)(b)	110,814	1,026,138

		4,448,117

Semiconductors & Semiconductor Equipment – 6.5%
Fairchild Semiconductor International, Inc.(a)	257,716	3,742,036
Mellanox Technologies Ltd.(a)(b)	35,900	4,106,601
Skyworks Solutions, Inc.(a)	161,050	4,905,583
Teradyne, Inc.(a)	289,080	4,515,430
Veeco Instruments, Inc.(a)(b)	122,954	4,217,322

		21,486,972

158	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Small-Mid Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Software – 8.9%
ANSYS, Inc.(a)	34,190	$2,383,043
Aspen Technology, Inc.(a)	197,406	4,812,758
Cadence Design Systems, Inc.(a)	471,835	6,228,222
Fortinet, Inc.(a)	156,040	4,136,620
MICROS Systems, Inc.(a)	71,268	3,610,437
SolarWinds, Inc.(a)	83,419	4,578,035
TIBCO Software, Inc.(a)	116,290	3,479,397

		29,228,512

		66,701,178

Health Care – 16.6%
Biotechnology – 3.8%
Amarin Corp. PLC (ADR)(a)(b)	90,190	1,234,701
Ariad Pharmaceuticals, Inc.(a)	113,299	2,329,427
BioMarin Pharmaceutical, Inc.(a)	116,520	4,350,857
Ironwood Pharmaceuticals, Inc.(a)	65,769	824,086
Onyx Pharmaceuticals, Inc.(a)	52,040	3,742,717

		12,481,788

Health Care Equipment & Supplies – 3.4%
HeartWare International, Inc.(a)(b)	28,850	2,584,094
NxStage Medical, Inc.(a)	62,410	795,728
Sirona Dental Systems, Inc.(a)	76,536	4,067,123
Volcano Corp.(a)	130,048	3,677,757

		11,124,702

Health Care Providers & Services – 7.1%
AMERIGROUP Corp.(a)	72,486	6,590,427
Catamaran Corp.(a)	59,889	5,219,326
HMS Holdings Corp.(a)	94,795	3,266,636
Mednax, Inc.(a)	70,577	4,889,575
WellCare Health Plans, Inc.(a)	59,650	3,381,558

		23,347,522

Pharmaceuticals – 2.3%
Akorn, Inc.(a)	317,564	4,395,086
Questcor Pharmaceuticals, Inc.(a)(b)	74,189	3,222,770

		7,617,856

		54,571,868

Financials – 7.8%
Capital Markets – 4.2%
Affiliated Managers Group, Inc.(a)	45,530	5,355,239
Lazard Ltd. – Class A	121,300	3,455,837
Stifel Financial Corp.(a)	156,591	5,117,394

		13,928,470

Commercial Banks – 3.6%
Iberiabank Corp.	85,022	3,988,382
Signature Bank/New York NY(a)	78,680	5,085,088

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	159

Small-Mid Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

SVB Financial Group(a)	48,410	$2,807,296

		11,880,766

		25,809,236

Energy – 6.8%
Energy Equipment & Services – 3.9%
FMC Technologies, Inc.(a)	67,370	3,155,611
Oceaneering International, Inc.	76,300	4,085,102
Oil States International, Inc.(a)	57,249	4,479,162
Superior Energy Services, Inc.(a)	59,860	1,243,292

		12,963,167

Oil, Gas & Consumable Fuels – 2.9%
Cabot Oil & Gas Corp.	92,670	3,837,465
Concho Resources, Inc.(a)	33,693	3,023,610
SM Energy Co.	53,003	2,503,331

		9,364,406

		22,327,573

Telecommunication Services – 1.3%
Diversified Telecommunication Services – 1.3%
tw telecom, Inc.(a)	166,647	4,191,172

Materials – 0.0%
Chemicals – 0.0%
Eastman Chemical Co.	11	608

Total Common Stocks (cost $247,435,559)		326,086,118

SHORT-TERM INVESTMENTS – 0.5%
Investment Companies – 0.5%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.15%(c) (cost $1,569,772)	1,569,772	1,569,772

Total Investments Before Security Lending Collateral for Securities Loaned – 99.7% (cost $249,005,331)		327,655,890

160	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Small-Mid Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

INVESTMENTS OF CASH COLLATERAL FOR SECURITY LOANED – 6.9%
Investment Companies – 6.9%
AllianceBernstein Exchange Reserves – Class I, 0.18%(c) (cost $22,658,967)	22,658,967	$22,658,967

Total Investments – 106.6% (cost $271,664,298)		350,314,857

Other assets less liabilities – (6.6)%		(21,680,596)

Net Assets – 100.0%		$328,634,261

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note D for securities lending information.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR	– American Depositary Receipt

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	161

Small-Mid Cap Growth Portfolio—Portfolio of Investments

MULTI-ASSET REAL RETURN PORTFOLIO

CONSOLIDATED PORTFOLIO OF INVESTMENTS

August 31, 2012

Company	Shares	U.S. $ Value

COMMON STOCKS – 63.9%
Energy – 24.2%
Coal & Consumable Fuels – 1.0%
Banpu PCL	121,200	$1,740,545
Cameco Corp.	47,140	1,027,205
Consol Energy, Inc.	5,900	178,180
Exxaro Resources Ltd.	133,330	2,367,788
Peabody Energy Corp.	7,000	151,410

		5,465,128

Integrated Oil & Gas – 17.8%
BG Group PLC	353,020	7,219,363
BP PLC	1,570,920	11,019,259
Cenovus Energy, Inc.	19,400	635,678
Chevron Corp.	89,530	10,041,685
China Petroleum & Chemical Corp. – Class H	4,318,000	4,078,844
ConocoPhillips	31,300	1,777,527
ENI SpA	139,820	3,085,089
Exxon Mobil Corp.	251,000	21,912,300
Gazprom OAO (Sponsored ADR)	577,060	5,619,987
Hess Corp.	29,430	1,487,098
Husky Energy, Inc.	14,900	394,058
Imperial Oil Ltd.	8,600	392,682
Petroleo Brasileiro SA	76,700	808,601
Petroleo Brasileiro SA (ADR)	121,370	2,565,762
Petroleo Brasileiro SA (Preference Shares)	108,300	1,103,327
Petroleo Brasileiro SA (Sponsored ADR)	56,668	1,166,227
PTT PCL	195,400	2,057,827
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A	305,413	10,684,066
Royal Dutch Shell PLC – Class A	15	525
Royal Dutch Shell PLC – Class B	99,130	3,576,279
Statoil ASA	32,270	825,127
Suncor Energy, Inc. (Toronto)(a)	134,700	4,210,101
Total SA	53,020	2,643,402

		97,304,814

Oil & Gas Drilling – 0.7%
Ensco PLC	14,420	827,275
Seadrill Ltd.	38,730	1,596,451
Transocean Ltd.	27,290	1,338,029

		3,761,755

Oil & Gas Equipment & Services – 0.5%
Halliburton Co.	32,490	1,064,373
Schlumberger Ltd.	21,790	1,577,160

		2,641,533

Oil & Gas Exploration & Production – 4.2%
Anadarko Petroleum Corp.	39,510	2,736,858

162	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Apache Corp.	9,900	$848,925
ARC Resources Ltd.	7,500	177,352
Athabasca Oil Corp.(b)	11,700	161,183
Baytex Energy Corp.	3,300	150,312
Cabot Oil & Gas Corp.	18,660	772,711
Canadian Natural Resources Ltd.	28,300	860,986
Canadian Oil Sands Ltd.	12,500	266,802
Chesapeake Energy Corp.	17,100	330,885
Cimarex Energy Co.	2,600	148,746
Cobalt International Energy, Inc.(b)	6,600	149,886
Concho Resources, Inc.(b)	2,500	224,350
Continental Resources, Inc./OK(b)	2,000	148,120
Crescent Point Energy Corp.	7,500	311,869
Denbury Resources, Inc.(b)	10,100	156,449
Devon Energy Corp.	28,440	1,644,685
EnCana Corp.	19,000	420,573
EOG Resources, Inc.	21,670	2,346,861
EQT Corp.	3,900	210,444
Lundin Petroleum AB(b)	36,940	832,145
Marathon Oil Corp.	57,440	1,597,981
MEG Energy Corp.(b)	3,800	149,648
Nexen, Inc. (Toronto)	17,103	429,939
Noble Energy, Inc.	13,940	1,225,326
Occidental Petroleum Corp.	51,940	4,415,419
OGX Petroleo e Gas Participacoes SA(b)	50,200	154,564
Pacific Rubiales Energy Corp.	7,500	183,363
Penn West Petroleum Ltd.	12,200	173,022
Pioneer Natural Resources Co.	3,000	292,080
Plains Exploration & Production Co.(b)	3,800	149,416
Progress Energy Resources Corp.	6,700	149,327
QEP Resources, Inc.	5,200	149,188
Range Resources Corp.	4,200	273,798
Southwestern Energy Co.(b)	9,000	280,170
Talisman Energy, Inc.	26,600	369,688
Vermilion Energy, Inc.	3,200	145,789
Whiting Petroleum Corp.(b)	3,400	151,368

		23,190,228

		132,363,458

Materials – 11.9%
Aluminum – 0.1%
Alcoa, Inc.	32,900	281,624

Diversified Chemicals – 0.5%
BASF SE	33,520	2,601,658

Diversified Metals & Mining – 4.5%
Anglo American PLC	183,130	5,085,596

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	163

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

BHP Billiton Ltd.	183,150	$6,064,564
BHP Billiton PLC	73,270	2,144,339
First Quantum Minerals Ltd.	14,700	283,188
Grupo Mexico SAB de CV	118,100	352,320
Minera Frisco SAB de CV(b)	61,600	235,599
Rio Tinto Ltd.	24,810	1,274,157
Rio Tinto PLC	153,040	6,681,608
Southern Copper Corp.	7,100	231,034
Teck Resources Ltd.	73,140	2,021,135
Turquoise Hill Resources Ltd.(b)	28,400	228,180

		24,601,720

Fertilizers & Agricultural Chemicals – 1.2%
Agrium, Inc. (Toronto)	21,810	2,146,374
CF Industries Holdings, Inc.	1,200	248,412
K&S AG	10,900	532,271
Monsanto Co.	34,540	3,008,779
Mosaic Co. (The)	5,700	330,087
Potash Corp. of Saskatchewan, Inc.	16,400	671,473

		6,937,396

Gold – 2.7%
Agnico-Eagle Mines Ltd.	5,300	255,981
Barrick Gold Corp.	30,900	1,191,487
Cia de Minas Buenaventura SA (ADR) – Class B	6,400	221,824
Eldorado Gold Corp.	20,800	276,208
Franco-Nevada Corp.	4,400	228,269
Freeport-McMoRan Copper & Gold, Inc.	44,570	1,609,422
Goldcorp, Inc.	92,670	3,804,570
IAMGOLD Corp.	16,900	220,990
Kinross Gold Corp.	219,890	1,954,082
Koza Altin Isletmeleri AS	58,360	1,148,191
New Gold, Inc.(b)	122,530	1,357,370
Newmont Mining Corp.	15,300	775,404
Real Gold Mining Ltd.(a)(c)(d)	686,500	123,918
Yamana Gold, Inc.	89,790	1,535,744

		14,703,460

Paper Products – 0.4%
Fibria Celulose SA (ADR)(b)	19,600	152,463
International Paper Co.	7,900	273,024
MeadWestvaco Corp.	5,100	146,676
Mondi PLC	193,210	1,701,412

		2,273,575

Precious Metals & Minerals – 0.2%
Industrias Penoles SAB de CV	4,300	179,004
North American Palladium Ltd.(a)(b)	317,090	573,933
Silver Wheaton Corp.	10,900	376,842

		1,129,779

164	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Specialty Chemicals – 0.4%
Koninklijke DSM NV	49,986	$2,346,499

Steel – 1.9%
Allegheny Technologies, Inc.	5,000	148,200
Arrium Ltd.	671,187	451,300
Cia Siderurgica Nacional SA	31,300	154,195
Cliffs Natural Resources, Inc.	4,400	157,696
Commercial Metals Co.	84,270	1,073,600
Gerdau SA	26,500	231,201
JFE Holdings, Inc.	149,500	1,899,469
Metalurgica Gerdau SA (Preference Shares)	13,300	144,800
Nucor Corp.	9,800	368,970
United States Steel Corp.(a)	35,120	683,084
Vale SA	40,200	664,422
Vale SA (Preference Shares)	61,900	1,011,795
Vale SA (Sponsored ADR) (Local Preference Shares)	203,200	3,275,584

		10,264,316

		65,140,027

Equity:Other – 10.2%
Diversified/Specialty – 8.0%
Alexandria Real Estate Equities, Inc.	2,200	162,580
Aliansce Shopping Centers SA	8,500	84,962
Artis Real Estate Investment Trust	5,200	87,568
BioMed Realty Trust, Inc.	6,600	122,298
BR Properties SA	25,200	306,636
British Land Co. PLC	246,415	2,109,195
Canadian Real Estate Investment Trust	16,490	699,246
Capital Property Fund	427,600	555,173
CapitaLand Ltd.	324,000	784,168
Cheung Kong Holdings Ltd.	33,000	451,417
China Overseas Land & Investment Ltd.(a)	796,000	1,804,602
Cofinimmo	5,730	629,674
Dexus Property Group	361,649	357,915
Digital Realty Trust, Inc.(a)	25,740	1,917,887
Duke Realty Corp.	41,840	606,680
Dundee Real Estate Investment Trust	28,196	1,093,802
Evergrande Real Estate Group Ltd.(a)	3,630,000	1,398,494
Forest City Enterprises, Inc.(b)	8,100	122,148
GPT Group	95,790	347,682
Growthpoint Properties Ltd.	255,400	833,371
H&R Real Estate Investment Trust	6,500	166,827
Hang Lung Properties Ltd.	230,000	786,564
Henderson Land Development Co., Ltd.(a)	91,000	561,373
Hyprop Investments Ltd.	69,300	606,159
Iguatemi Empresa de Shopping Centers SA	3,200	76,930

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	165

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

JHSF Participacoes SA	12,500	$48,525
Kerry Properties Ltd.	95,000	454,262
Land Securities Group PLC	83,108	1,042,745
Lexington Realty Trust(a)	44,950	421,631
LPN Development PCL (NVDR)	418,800	225,018
Mapletree Commercial Trust	465,000	410,812
Mitsubishi Estate Co., Ltd.	163,000	2,876,278
Mitsui Fudosan Co., Ltd.	174,000	3,251,786
New World Development Co., Ltd.	1,522,000	1,902,249
Soho China Ltd.	1,548,000	983,981
Sonae Sierra Brasil SA	3,100	46,121
Sumitomo Realty & Development Co., Ltd.	85,000	2,088,416
Sun Hung Kai Properties Ltd.	220,305	2,867,631
Suntec Real Estate Investment Trust	593,000	688,401
Supalai PCL (NVDR)	534,400	310,381
Swire Properties Ltd.	363,800	1,043,067
Telecity Group PLC	61,935	855,295
Tokyu Land Corp.	184,000	908,560
UOL Group Ltd.	277,602	1,176,142
Vornado Realty Trust	27,120	2,201,330
Weyerhaeuser Co.	45,120	1,123,939
Wharf Holdings Ltd.	398,000	2,469,636

		44,069,557

Health Care – 1.8%
Chartwell Seniors Housing Real Estate Investment Trust	8,300	87,147
HCP, Inc.	48,570	2,227,420
Health Care REIT, Inc.	35,450	2,071,698
LTC Properties, Inc.	26,920	908,281
Omega Healthcare Investors, Inc.	5,000	120,100
Senior Housing Properties Trust	49,280	1,090,074
Ventas, Inc.	52,440	3,434,295

		9,939,015

Triple Net – 0.4%
Entertainment Properties Trust	32,010	1,459,336
National Retail Properties, Inc.	3,900	121,134
Realty Income Corp.(a)	11,520	485,338

		2,065,808

		56,074,380

Retail – 7.1%
Regional Mall – 2.9%
BR Malls Participacoes SA	83,600	1,041,963
CBL & Associates Properties, Inc.	5,700	121,809
General Growth Properties, Inc.	119,420	2,457,663
Glimcher Realty Trust	79,758	835,864
Macerich Co. (The)	4,800	285,936

166	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Multiplan Empreendimentos Imobiliarios SA	6,700	$171,304
Simon Property Group, Inc.	42,931	6,813,150
Taubman Centers, Inc.	2,100	168,042
Westfield Group	379,057	3,896,333

		15,792,064

Shopping Center/Other Retail – 4.2%
Aeon Mall Co., Ltd.	46,700	1,094,173
American Realty Capital Trust, Inc.	121,520	1,433,936
Calloway Real Estate Investment Trust	3,900	115,922
Corio NV	35,508	1,512,279
DDR Corp.	46,716	711,018
Eurocommercial Properties NV	31,000	1,093,236
Federal Realty Investment Trust	2,300	248,193
First Capital Realty, Inc.	4,400	85,924
Inland Real Estate Corp.(a)	94,380	773,916
Japan Retail Fund Investment Corp.(a)	558	955,404
Kimco Realty Corp.	14,700	298,704
Klepierre	47,142	1,517,661
Link REIT (The)	211,378	942,887
Mercialys SA	47,690	978,423
Primaris Retail Real Estate Investment Trust	3,600	87,101
Regency Centers Corp.	24,160	1,183,840
Retail Opportunity Investments Corp.(a)	104,086	1,308,361
RioCan Real Estate Investment Trust (Toronto)	21,701	608,046
Tanger Factory Outlet Centers	29,930	1,004,151
Unibail-Rodamco SE	20,257	4,120,021
Weingarten Realty Investors	54,210	1,514,085
Westfield Retail Trust	518,760	1,552,786

		23,140,067

		38,932,131

Residential – 4.8%
Multi-Family – 3.8%
Apartment Investment & Management Co. – Class A	4,800	127,104
Ascott Residence Trust	433,000	434,460
Associated Estates Realty Corp.	86,550	1,316,425
AvalonBay Communities, Inc.	10,100	1,429,352
Berkeley Group Holdings PLC(b)	35,310	810,213
Boardwalk Real Estate Investment Trust	8,240	537,826
BRE Properties, Inc.	12,370	617,510
Brookfield Incorporacoes SA	202,400	405,817
Camden Property Trust	2,900	201,347
Canadian Apartment Properties REIT	3,400	85,539
China Vanke Co. Ltd. – Class B	330,410	414,571
Consorcio ARA SAB de CV(b)	94,200	24,685
Corp. GEO SAB de CV(b)	33,200	34,146

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	167

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Cyrela Brazil Realty SA Empreendimentos e Participacoes	25,800	$213,401
Desarrolladora Homex SAB de CV(b)	20,500	38,333
Equity Lifestyle Properties, Inc.	1,800	123,768
Equity Residential	44,860	2,709,544
Essex Property Trust, Inc.(a)	5,704	866,894
Even Construtora e Incorporadora SA	19,000	72,073
Ez Tec Empreendimentos e Participacoes SA	4,800	57,934
Gafisa SA(b)	34,900	71,007
GSW Immobilien AG	31,960	1,137,638
Helbor Empreendimentos SA	11,900	63,782
Home Properties, Inc.	1,900	121,315
KWG Property Holding Ltd.	2,215,500	1,156,337
Mid-America Apartment Communities, Inc.	1,800	122,400
Mirvac Group	877,349	1,227,850
MRV Engenharia e Participacoes SA	117,400	681,301
Northern Property Real Estate Investment Trust	23,416	756,343
PDG Realty SA Empreendimentos e Participacoes	195,000	379,452
Post Properties, Inc.	8,130	415,036
Rossi Residencial SA	149,100	446,588
Stockland	568,880	1,874,694
Tecnisa SA	11,300	47,596
UDR, Inc.	61,820	1,560,955
Urbi Desarrollos Urbanos SAB de CV(b)	49,700	25,144

		20,608,380

Self Storage – 1.0%
CubeSmart	105,090	1,355,661
Extra Space Storage, Inc.	47,477	1,619,441
Public Storage	7,227	1,051,962
Sovran Self Storage, Inc.	24,912	1,416,247

		5,443,311

Student Housing – 0.0%
American Campus Communities, Inc.	3,200	149,184

		26,200,875

Office – 2.9%
Office – 2.9%
Allied Properties Real Estate Investment Trust	21,244	659,464
Boston Properties, Inc.	21,593	2,421,223
Brandywine Realty Trust	24,520	299,144
Brookfield Office Properties, Inc.	13,600	228,334
Castellum AB	59,964	800,222
Cominar Real Estate Investment Trust	52,293	1,283,784
Commonwealth Property Office Fund	392,314	418,113
Douglas Emmett, Inc.	39,818	955,234
Hongkong Land Holdings Ltd.	208,000	1,270,864

168	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Hufvudstaden AB – Class A	87,842	$1,077,288
Japan Excellent, Inc.	89	457,040
Japan Real Estate Investment Corp.	84	821,109
Kilroy Realty Corp.	21,789	1,028,659
Liberty Property Trust	15,970	588,974
Nippon Building Fund, Inc.	114	1,155,603
Orix JREIT, Inc.(a)	218	999,071
Piedmont Office Realty Trust, Inc.	7,100	120,487
SL Green Realty Corp.	14,227	1,146,696

		15,731,309

Lodging – 1.3%
Lodging – 1.3%
Far East Hospitality Trust(b)	492,000	388,785
FelCor Lodging Trust, Inc.(b)	157,640	731,450
Great Eagle Holdings Ltd.	295,000	818,442
Hospitality Properties Trust	5,000	120,350
Host Hotels & Resorts, Inc.	72,260	1,105,578
Intercontinental Hotels Group PLC	48,680	1,241,301
Pebblebrook Hotel Trust	57,350	1,355,180
Strategic Hotels & Resorts, Inc.(b)	224,690	1,370,609

		7,131,695

Industrials – 1.3%
Industrial Warehouse Distribution – 1.0%
Global Logistic Properties Ltd.	553,000	1,053,281
Hopewell Holdings Ltd.	150,500	483,835
Mapletree Logistics Trust	1,109,000	987,854
ProLogis, Inc.	63,666	2,175,467
Segro PLC	223,610	820,686

		5,521,123

Mixed Office Industrial – 0.3%
Goodman Group	344,887	1,425,585

		6,946,708

Food Beverage & Tobacco – 0.2%
Agricultural Products – 0.2%
Archer-Daniels-Midland Co.	12,600	337,050
Bunge Ltd.	15,460	984,029

		1,321,079

Total Common Stocks (cost $336,618,848)		349,841,662

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	169

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

INFLATION-LINKED SECURITIES – 14.1%
United States – 14.1%
U.S. Treasury Inflation Index 0.625%, 7/15/21 (TIPS)	$5,639	$6,381,590
1.875%, 7/15/15 (TIPS)(e)	24,582	27,026,488
1.875%, 7/15/15 (TIPS)	39,813	43,772,922

Total Inflation-Linked Securities (cost $76,093,146)		77,181,000

INVESTMENT COMPANIES – 1.1%
Funds and Investment Trusts – 1.1%
Market Vectors Gold Miners ETF (cost $5,374,578)	128,020	6,137,279

	Contracts
OPTIONS PURCHASED - PUTS – 0.2%
Options on Equity Indices – 0.2%
S&P 500 Index Expiration: Mar 2013, Exercise Price: $ 1,375.00(b)(f)	170	1,277,550
S&P 500 Index Expiration: Sep 2012, Exercise Price: $ 1,275.00(b)(f)	67	9,715

Total Options Purchased – Puts (cost $1,964,557)		1,287,265

OPTIONS PURCHASED - CALLS – 0.0%
Options on Funds and Investment Trusts – 0.0%
iShares Silver Trust Expiration: Oct 2012, Exercise Price: $ 32.00(b)(f)	654	54,282
SPDR Gold Trust Expiration: Sep 2012, Exercise Price: $ 165.00(b)(f)	469	102,476

Total Options Purchased – Calls (cost $225,271)		156,758

	Shares
SHORT-TERM INVESTMENTS – 17.9%
Investment Companies – 7.9%
AllianceBernstein Fixed-Income Shares, Inc.—Government STIF Portfolio, 0.15%(g) (cost $42,969,182)	42,969,182	42,969,182

170	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

U.S. TREASURY BILLS – 10.0%
U.S. Treasury Bill Zero Coupon, 9/06/12	$1,325	$1,324,984
Zero Coupon, 9/13/12(e)(h)	11,950	11,949,707
Zero Coupon, 10/04/12-10/11/12(e)	41,520	41,516,642

Total U.S. Treasury Bills (cost $54,791,333)		54,791,333

Total Short-Term Investments (cost $97,760,515)		97,760,515

Total Investments Before Security Lending Collateral for Securities Loaned – 97.2% (cost $518,036,915)		532,364,479

	Shares
INVESTMENTS OF CASH COLLATERAL FOR SECURITY LOANED – 2.9%
Investment Companies – 2.9%
AllianceBernstein Exchange Reserves – Class I, 0.18%(g) (cost $16,100,779)	16,100,779	16,100,779

Total Investments – 100.1% (cost $534,137,694)		548,465,258
Other assets less liabilities – (0.1)%		(536,579)

Net Assets – 100.0%		$547,928,679

FUTURES CONTRACTS (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at August 31, 2012	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Brent Crude Oil Futures	33	October 2012	$3,658,452	$3,780,810	$122,358
Cocoa Futures	172	December 2012	4,402,607	4,634,683	232,076
Gasoline RBOB Futures	34	October 2012	3,731,151	4,245,159	514,008
Lean Hogs Futures	100	October 2012	3,199,910	2,967,000	(232,910)
Platinum Futures	51	October 2012	3,721,171	3,920,115	198,944
PlatinumFutures	75	January 2013	5,505,926	5,777,250	271,324
Soybean Futures	47	November 2012	3,165,816	4,127,775	961,959
Soybean Meal Futures	78	December 2012	3,009,061	4,160,520	1,151,459
Wheat Futures	92	December 2012	3,944,747	4,167,600	222,853

Sold Contracts
Aluminum HG Futures	93	September 2012	4,404,659	4,395,994	8,665
Cattle Feeder Futures	56	October 2012	3,963,205	4,106,900	(143,695)
Coffee C Futures	37	December 2012	2,532,306	2,285,906	246,400

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	171

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Type	Number of Contracts	Expiration Month	Original Value	Value at August 31, 2012	Unrealized Appreciation/ (Depreciation)
Copper London Metal Exchange Futures	11	September 2012	$2,052,167	$2,093,712	$(41,545)
Gas Oil Futures	17	October 2012	1,622,350	1,690,225	(67,875)
Gold 100 OZ Futures	81	December 2012	12,791,313	13,669,560	(878,247)
Heating Oil Futures	47	October 2012	5,977,077	6,277,715	(300,638)
S&P 500 E Mini Index Futures	157	September 2012	11,118,636	11,030,035	88,601
S&P 500 Index Futures	47	September 2012	16,440,513	16,509,925	(69,412)
Silver Futures	10	December 2012	1,396,675	1,572,100	(175,425)
Soybean Oil Futures	213	December 2012	6,745,778	7,294,824	(549,046)
Sugar 11 Futures	63	October 2012	1,383,366	1,395,677	(12,311)

					$1,547,543

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC Wholesale	EUR	1,174	USD	1,494	9/14/12	$17,353
Barclays Bank PLC Wholesale	USD	2,053	ZAR	16,949	9/14/12	(38,510)
BNP Paribas SA	USD	1,243	CHF	1,191	9/14/12	4,362
Citibank NA	CAD	1,438	USD	1,417	9/14/12	(41,279)
Citibank NA	USD	1,765	GBP	1,135	9/14/12	37,007
Citibank NA	USD	1,366	SEK	9,623	9/14/12	86,132
Credit Suisse London Branch (GFX)	CAD	2,321	USD	2,254	9/14/12	(99,728)
Deutsche Bank AG London	USD	11,713	EUR	9,524	9/14/12	267,090
Deutsche Bank AG London	EUR	1,408	USD	1,746	9/14/12	(25,110)
Deutsche Bank AG London	GBP	1,002	USD	1,545	9/14/12	(45,718)
Deutsche Bank AG London	USD	2,228	SGD	2,770	9/14/12	(5,605)
Goldman Sachs International	CAD	1,784	USD	1,775	9/14/12	(34,098)
Goldman Sachs International	USD	1,583	EUR	1,309	9/14/12	63,544
Goldman Sachs International	GBP	3,977	USD	6,186	9/14/12	(129,002)
HSBC BankUSA	USD	1,446	CAD	1,475	9/14/12	49,794
HSBC BankUSA	USD	946	JPY	75,105	9/14/12	13,570
JPMorgan Chase Bank	USD	2,108	CAD	2,113	9/14/12	35,289
Royal Bank of Canada	CAD	18,414	USD	17,832	9/14/12	(844,721)
Royal Bank of Canada	EUR	16,680	USD	20,828	9/14/12	(153,771)
Royal Bank of Scotland PLC	USD	1,838	MXN	24,513	9/14/12	16,421
Royal Bank of Scotland PLC	NOK	11,550	USD	1,978	9/14/12	(13,968)
Royal Bank of Scotland PLC	SEK	9,072	USD	1,375	9/14/12	5,835
Standard Chartered Bank	USD	1,357	HKD	10,520	9/14/12	(630)
State Street Bank and Trust Co.	BRL	6,440	USD	3,115	9/14/12	(52,470)
State Street Bank and Trust Co.	USD	19,971	CNY	127,162	9/14/12	57,703
State Street Bank and Trust Co.	USD	2,506	INR	140,492	9/14/12	18,326
State Street Bank and Trust Co.	USD	2,162	IDR	20,453,303	9/14/12	(21,613)
State Street Bank and Trust Co.	USD	1,949	MYR	6,085	9/14/12	(431)
State Street Bank and Trust Co.	USD	1,215	RUB	39,384	9/14/12	3,813
State Street Bank and Trust Co.	USD	1,924	KRW	2,171,428	9/14/12	(11,279)
State Street Bank and Trust Co.	THB	73,259	USD	2,318	9/14/12	(18,790)
UBS AG	USD	1,647	CAD	1,684	9/14/12	60,700
UBS AG	USD	1,986	GBP	1,282	9/14/12	49,546
Westpac Banking Corp.	AUD	6,512	USD	6,398	9/14/12	(324,082)

						$(1,074,320)

172	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

CALL OPTIONS WRITTEN (see Note C)

Description	Contracts	Exercise Price	Expiration Month	U.S. $ Value
iShares Silver Trust(f)	654	$37.00	October 2012	$(10,137)
SPDR Gold Shares(f)	469	180.00	September 2012	(7,035)

(premium received $82,565)				$(17,172)

PUT OPTIONS WRITTEN (see Note C)

Description	Contracts	Exercise Price	Expiration Month	U.S. $ Value
iShares Silver Trust(f)	654	$22.00	October 2012	$(3,270)
S&P 500 Index(f)	170	1,200.00	March 2013	(520,200)
SPDR Gold Shares(f)	469	140.00	September 2012	(1,173)

(premium received $819,116)				$(524,643)

INTEREST RATE SWAP CONTRACTS (see Note C)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund		Unrealized Appreciation/ (Depreciation)
Bank of America, NA	$6,040	3/30/22	2.263%	3 Month LIBOR		$(414,858)
Citibank, NA	1,500	3/27/18	2.45%	CPI	#	(24,655)

						$(439,513)

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

TOTAL RETURN SWAP CONTRACTS (see Note C)

Receive/ Pay Total Return on Reference Index	Index	# of Shares or Units	Rate Paid by the Fund	Notional Amount (000)	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Index
Receive	Dow Jones-UBS Commodity Index 2 Month Forward	352,354	0.16%	$105,963	9/17/12	JPMorgan Chase Bank, NA	$2,630,566
Receive	Dow Jones-UBS Commodity Index 2 Month Forward	11,503	0.16%	3,459	9/17/12	JPMorgan Chase Bank, NA	85,878
Receive	Dow Jones-UBS Commodity Index 2 Month Forward	73,721	0.16%	22,170	9/17/12	JPMorgan Chase Bank, NA	550,378

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	173

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Receive/ Pay Total Return on Reference Index	Index	# of Shares or Units	Rate Paid by the Fund	Notional Amount (000)	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Receive	Dow Jones-UBS Commodity Index	239,490	0.11%	$34,073	9/17/12	Merrill Lynch International	$896,965
Receive	Dow Jones-UBS Commodity Index	27,086	0.11%	3,854	9/17/12	Merrill Lynch International	101,446

							$4,265,233

(a)	Represents entire or partial securities out on loan. See Note D for securities lending information.

(b)	Non-income producing security.

(c)	Fair valued.

(d)	Illiquid security.

(e)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding. The aggregate market value of these securities amounted to $12,727,673.

(f)	One contract relates to 100 shares.

(g)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

(h)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts. The market value of the collateral amounted to $2,999,925.

Currency Abbreviations:

AUD	– Australian Dollar
BRL	– Brazilian Real
CAD	– Canadian Dollar
CHF	– Swiss Franc
CNY	– Chinese Yuan Renminbi
EUR	– Euro
GBP	– Great British Pound
HKD	– Hong Kong Dollar
IDR	– Indonesian Rupiah
INR	– Indian Rupee
JPY	– Japanese Yen
KRW	– South Korean Won
MXN	– Mexican Peso
MYR	– Malaysian Ringgit
NOK	– Norwegian Krone
RUB	– Russian Ruble
SEK	– Swedish Krona
SGD	– Singapore Dollar
THB	– Thailand Baht
ZAR	– South African Rand

Glossary:

ADR	– American Depositary Receipt
NVDR	– Non Voting Depositary Receipt
REIT	– Real Estate Investment Trust
TIPS	– Treasury Inflation Protected Security

See notes to financial statements.

174	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

VOLATILITY MANAGEMENT PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2012

Company	Shares	U.S. $ Value

COMMON STOCKS – 25.8%
Information Technology – 4.1%
Communications Equipment – 0.4%
Cisco Systems, Inc.	145,300	$2,772,324
F5 Networks, Inc.(a)	2,200	214,478
Harris Corp.	3,100	145,793
JDS Uniphase Corp.(a)	6,200	69,378
Juniper Networks, Inc.(a)	14,300	249,392
Motorola Solutions, Inc.	7,900	376,514
QUALCOMM, Inc.	46,500	2,857,890

		6,685,769

Computers & Peripherals – 1.2%
Apple, Inc.	25,460	16,937,010
Dell, Inc.(a)	40,300	426,777
EMC Corp./MA(a)	56,900	1,495,901
Hewlett-Packard Co.	53,600	904,768
Lexmark International, Inc. – Class A(b)	1,900	41,249
NetApp, Inc.(a)	9,800	338,296
SanDisk Corp.(a)	6,600	272,052
Seagate Technology PLC	10,180	325,862
Western Digital Corp.(a)	6,300	263,466

		21,005,381

Electronic Equipment & Instruments & Components – 0.1%
Amphenol Corp. – Class A	4,400	267,828
Corning, Inc.	41,100	492,789
FLIR Systems, Inc.	4,100	81,180
Jabil Circuit, Inc.	4,900	111,622
Molex, Inc.(b)	3,700	98,235
TE Connectivity Ltd.	11,600	407,972

		1,459,626

Internet Software & Services – 0.4%
Akamai Technologies, Inc.(a)	4,800	180,048
eBay, Inc.(a)	31,200	1,481,064
Google, Inc. – Class A(a)	6,950	4,761,376
VeriSign, Inc.(a)	4,300	205,024
Yahoo!, Inc.(a)	33,000	483,450

		7,110,962

IT Services – 0.8%
Accenture PLC	17,500	1,078,000
Automatic Data Processing, Inc.	13,300	772,464
Cognizant Technology Solutions Corp. – Class A(a)	8,300	533,524
Computer Sciences Corp.	4,200	135,282
Fidelity National Information Services, Inc.	6,400	201,600

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	175

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Fiserv, Inc.(a)	3,700	$263,847
International Business Machines Corp.	31,300	6,098,805
Mastercard, Inc. – Class A	2,880	1,217,952
Paychex, Inc.	8,700	289,362
SAIC, Inc.(b)	7,500	91,575
Teradata Corp.(a)	4,600	351,348
Total System Services, Inc.	4,300	99,674
Visa, Inc. – Class A	13,500	1,731,375
Western Union Co. (The) – Class W	16,600	292,326

		13,157,134

Office Electronics – 0.0%
Xerox Corp.(b)	36,500	269,005

Semiconductors & Semiconductor Equipment – 0.4%
Advanced Micro Devices, Inc.(a)	15,900	59,148
Altera Corp.	8,700	324,771
Analog Devices, Inc.	8,100	321,894
Applied Materials, Inc.	34,700	405,643
Broadcom Corp. – Class A(a)	13,400	476,102
Intel Corp.	136,500	3,389,295
KLA-Tencor Corp.	4,500	230,895
Lam Research Corp.(a)	5,388	183,892
Linear Technology Corp.	6,200	204,755
LSI Corp.(a)	15,400	119,966
Microchip Technology, Inc.(b)	5,200	180,700
Micron Technology, Inc.(a)	26,800	166,428
NVIDIA Corp.(a)	16,700	234,301
Teradyne, Inc.(a)	5,000	78,100
Texas Instruments, Inc.	31,000	900,240
Xilinx, Inc.	7,100	240,761

		7,516,891

Software – 0.8%
Adobe Systems, Inc.(a)	13,400	419,018
Autodesk, Inc.(a)	6,200	192,510
BMC Software, Inc.(a)	4,300	178,020
CA, Inc.	9,600	249,888
Citrix Systems, Inc.(a)	5,100	396,219
Electronic Arts, Inc.(a)	8,600	114,638
Intuit, Inc.	8,000	468,320
Microsoft Corp.	202,900	6,253,378
Oracle Corp.	105,300	3,332,745
Red Hat, Inc.(a)	5,200	291,408
Salesforce.com, Inc.(a)	3,800	551,684
Symantec Corp.(a)	19,500	347,685

		12,795,513

		70,000,281

176	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Financials – 2.7%
Capital Markets – 0.4%
Ameriprise Financial, Inc.	5,900	$323,969
Bank of New York Mellon Corp. (The)	32,300	728,042
BlackRock, Inc. – Class A	3,540	624,350
Charles Schwab Corp. (The)	29,300	395,257
E*Trade Financial Corp.(a)	6,900	59,133
Federated Investors, Inc. – Class B(b)	2,500	53,050
Franklin Resources, Inc.	3,900	457,860
Goldman Sachs Group, Inc. (The)	13,400	1,416,648
Invesco Ltd.	12,100	286,528
Legg Mason, Inc.	3,400	83,572
Morgan Stanley	41,300	619,500
Northern Trust Corp.	6,500	301,860
State Street Corp.	13,200	549,120
T Rowe Price Group, Inc.	6,900	423,936

		6,322,825

Commercial Banks – 0.6%
BB&T Corp.	18,900	596,106
Comerica, Inc.	5,300	162,763
Fifth Third Bancorp	24,900	376,986
First Horizon National Corp.	6,800	60,928
Huntington Bancshares, Inc./OH	23,400	154,440
KeyCorp	25,800	217,494
M&T Bank Corp.(b)	3,400	295,460
PNC Financial Services Group, Inc.	14,300	888,888
Regions Financial Corp.	38,300	266,568
SunTrust Banks, Inc.	14,600	367,482
US Bancorp	51,400	1,717,274
Wells Fargo & Co.	144,200	4,907,126
Zions Bancorporation	4,900	94,325

		10,105,840

Consumer Finance – 0.2%
American Express Co.	27,200	1,585,760
Capital One Financial Corp.	15,785	892,326
Discover Financial Services	14,400	557,712
SLM Corp.	13,200	207,900

		3,243,698

Diversified Financial Services – 0.6%
Bank of America Corp.	292,402	2,336,292
Citigroup, Inc.	79,500	2,361,945
CME Group, Inc. – Class A	9,000	494,100
IntercontinentalExchange, Inc.(a)	2,000	273,400
JPMorgan Chase & Co.	103,300	3,836,562
Leucadia National Corp.	5,300	113,314
Moody’s Corp.	5,300	209,880

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	177

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

NASDAQ OMX Group, Inc. (The)	3,300	$75,471
NYSE Euronext	6,800	170,340

		9,871,304

Insurance – 0.7%
ACE Ltd.	9,200	678,316
Aflac, Inc.	12,700	586,486
Allstate Corp. (The)	13,300	495,824
American International Group, Inc.(a)	17,300	593,909
AON PLC	8,800	457,248
Assurant, Inc.	2,300	81,075
Berkshire Hathaway, Inc.(a)	47,700	4,023,018
Chubb Corp. (The)	7,300	539,397
Cincinnati Financial Corp.	4,400	170,104
Genworth Financial, Inc. – Class A(a)	13,300	70,357
Hartford Financial Services Group, Inc.	11,900	213,367
Lincoln National Corp.	7,700	178,794
Loews Corp.	8,300	337,395
Marsh & McLennan Cos., Inc.	14,800	505,716
MetLife, Inc.	28,800	982,944
Principal Financial Group, Inc.	8,100	222,264
Progressive Corp. (The)	16,500	322,245
Prudential Financial, Inc.	12,700	692,277
Torchmark Corp.	2,700	138,186
Travelers Cos., Inc. (The)	10,600	686,244
Unum Group	7,700	150,227
XL Group PLC	8,400	194,208

		12,319,601

Real Estate Investment Trusts (REITs) – 0.1%
American Tower Corp.	10,700	753,280
Plum Creek Timber Co., Inc.	4,400	180,092

		933,372

Real Estate Management & Development – 0.1%
CapitaLand Ltd.	317,050	767,347
CapitaMalls Asia Ltd.(b)	155,296	206,707
CBRE Group, Inc.(a)	8,900	154,059
Hang Lung Properties Ltd.	223,150	763,138

		1,891,251

Thrifts & Mortgage Finance – 0.0%
Hudson City Bancorp, Inc.	14,300	102,817
People’s United Financial, Inc.	9,600	114,912

		217,729

		44,905,620

178	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Health Care – 2.4%
Biotechnology – 0.3%
Alexion Pharmaceuticals, Inc.(a)	5,240	$561,780
Amgen, Inc.	21,100	1,770,712
Biogen Idec, Inc.(a)	6,500	952,835
Celgene Corp.(a)	12,000	864,480
Gilead Sciences, Inc.(a)	20,500	1,182,645

		5,332,452

Health Care Equipment & Supplies – 0.4%
Baxter International, Inc.	14,900	874,332
Becton Dickinson and Co.	5,500	417,890
Boston Scientific Corp.(a)	38,700	208,980
CareFusion Corp.(a)	6,000	157,620
Covidien PLC	13,100	734,255
CR Bard, Inc.	2,300	225,653
DENTSPLY International, Inc.	3,800	137,826
Edwards Lifesciences Corp.(a)	3,100	316,541
Intuitive Surgical, Inc.(a)	1,130	555,723
Medtronic, Inc.(b)	28,200	1,146,612
St. Jude Medical, Inc.	8,500	320,960
Stryker Corp.	8,800	468,688
Varian Medical Systems, Inc.(a)	3,000	176,370
Zimmer Holdings, Inc.	4,800	296,544

		6,037,994

Health Care Providers & Services – 0.4%
Aetna, Inc.	9,400	361,054
AmerisourceBergen Corp. – Class A	6,800	261,936
Cardinal Health, Inc.	9,400	371,770
CIGNA Corp.	7,800	357,006
Coventry Health Care, Inc.	3,800	158,194
DaVita, Inc.(a)	2,600	252,902
Express Scripts Holding Co.(a)	21,883	1,370,314
Humana, Inc.	4,400	308,352
Laboratory Corp. of America Holdings(a)	2,600	228,670
McKesson Corp.	6,400	557,504
Patterson Cos., Inc.(b)	2,300	78,131
Quest Diagnostics, Inc.	4,300	260,021
Tenet Healthcare Corp.(a)(b)	11,200	58,128
UnitedHealth Group, Inc.	28,100	1,525,830
WellPoint, Inc.	9,000	538,830

		6,688,642

Health Care Technology – 0.0%
Cerner Corp.(a)	4,000	292,560

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	179

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Life Sciences Tools & Services – 0.1%
Agilent Technologies, Inc.	9,400	$349,304
Life Technologies Corp.(a)	4,800	229,008
PerkinElmer, Inc.	3,000	81,900
Thermo Fisher Scientific, Inc.	10,000	573,500
Waters Corp.(a)	2,400	192,456

		1,426,168

Pharmaceuticals – 1.2%
Abbott Laboratories	42,700	2,798,558
Allergan, Inc./United States	8,400	723,492
Bristol-Myers Squibb Co.	45,800	1,511,858
Eli Lilly & Co.	27,700	1,244,007
Forest Laboratories, Inc.(a)	7,200	249,768
Hospira, Inc.(a)	4,400	147,752
Johnson & Johnson	74,500	5,023,535
Merck & Co., Inc.	82,500	3,551,625
Mylan, Inc./PA(a)	11,600	273,412
Perrigo Co.	2,600	285,922
Pfizer, Inc.	203,200	4,848,352
Watson Pharmaceuticals, Inc.(a)	3,500	284,725

		20,943,006

		40,720,822

Industrials – 2.3%
Aerospace & Defense – 0.5%
Boeing Co. (The)	20,300	1,449,420
General Dynamics Corp.	9,800	641,998
Honeywell International, Inc.	21,100	1,233,295
L-3 Communications Holdings, Inc.	2,600	182,624
Lockheed Martin Corp.	7,200	656,208
Northrop Grumman Corp.	6,800	454,852
Precision Castparts Corp.	4,000	644,320
Raytheon Co.	9,000	508,680
Rockwell Collins, Inc.	3,900	190,593
Textron, Inc.	7,600	203,072
United Technologies Corp.	24,700	1,972,295

		8,137,357

Air Freight & Logistics – 0.2%
CH Robinson Worldwide, Inc.	4,400	249,084
Expeditors International of Washington, Inc.	5,700	208,677
FedEx Corp.	8,600	753,618
United Parcel Service, Inc. – Class B	26,100	1,926,441

		3,137,820

Airlines – 0.0%
Southwest Airlines Co.	20,800	185,952

180	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Building Products – 0.0%
Masco Corp.(b)	9,600	$135,936

Commercial Services & Supplies – 0.1%
Avery Dennison Corp.	2,800	87,444
Cintas Corp.	3,000	121,260
Pitney Bowes, Inc.(b)	5,400	72,144
Republic Services, Inc. – Class A	8,500	235,025
RR Donnelley & Sons Co.(b)	4,800	52,704
Stericycle, Inc.(a)	2,300	210,496
Waste Management, Inc.	12,500	432,250

		1,211,323

Construction & Engineering – 0.0%
Fluor Corp.	4,600	236,900
Jacobs Engineering Group, Inc.(a)	3,500	138,390
Quanta Services, Inc.(a)	5,700	136,800

		512,090

Electrical Equipment – 0.1%
Cooper Industries PLC	4,300	314,545
Emerson Electric Co.	19,900	1,009,328
First Solar, Inc.(a)(b)	1,600	31,984
Rockwell Automation, Inc.	3,900	281,034
Roper Industries, Inc.	2,700	277,533

		1,914,424

Industrial Conglomerates – 0.6%
3M Co.	18,800	1,740,880
Danaher Corp.	15,600	835,692
General Electric Co.	287,500	5,954,125
Tyco International Ltd.	12,600	710,388

		9,241,085

Industrial Warehouse Distribution – 0.2%
Ascendas Real Estate Investment Trust	208,000	394,343
DCT Industrial Trust, Inc.	24,760	156,483
EastGroup Properties, Inc.	2,830	151,688
First Industrial Realty Trust, Inc.(a)(b)	8,850	114,165
Global Logistic Properties Ltd.	229,715	437,531
Hansteen Holdings PLC	63,863	76,116
Mapletree Industrial Trust	122,062	133,246
Mapletree Logistics Trust	181,905	162,034
ProLogis, Inc.	58,285	1,991,598
Segro PLC	74,125	272,051
Warehouses De Pauw SCA	990	48,511

		3,937,766

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	181

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Machinery – 0.4%
Caterpillar, Inc.	17,700	$1,510,341
Cummins, Inc.	5,200	504,972
Deere & Co.	10,800	811,188
Dover Corp.	5,000	289,050
Eaton Corp.(b)	9,100	406,952
Flowserve Corp.	1,500	191,490
Illinois Tool Works, Inc.	12,900	764,841
Ingersoll-Rand PLC	8,100	378,756
Joy Global, Inc.	2,900	154,802
PACCAR, Inc.	9,700	387,127
Pall Corp.	3,100	172,081
Parker Hannifin Corp.	4,100	327,918
Snap-On, Inc.	1,600	111,072
Stanley Black & Decker, Inc.	4,600	302,588
Xylem, Inc./NY	5,000	121,450

		6,434,628

Mixed Office Industrial – 0.0%
Goodman Group	153,958	636,383

Professional Services – 0.0%
Dun & Bradstreet Corp. (The)	1,300	105,235
Equifax, Inc.	3,300	151,074
Robert Half International, Inc.	3,800	99,940

		356,249

Road & Rail – 0.2%
CSX Corp.	28,200	633,372
Norfolk Southern Corp.	8,800	637,648
Ryder System, Inc.	1,400	56,014
Union Pacific Corp.	12,900	1,566,576

		2,893,610

Trading Companies & Distributors – 0.0%
Fastenal Co.(b)	8,000	344,720
WW Grainger, Inc.	1,700	350,132

		694,852

		39,429,475

Energy – 2.3%
Energy Equipment & Services – 0.4%
Baker Hughes, Inc.	11,900	542,640
Cameron International Corp.(a)	6,700	366,557
Diamond Offshore Drilling, Inc.	1,900	127,338
Ensco PLC	6,300	361,431
FMC Technologies, Inc.(a)	6,500	304,460
Halliburton Co.	25,000	819,000
Helmerich & Payne, Inc.	2,900	132,356

182	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Nabors Industries Ltd.(a)	7,800	$115,206
National Oilwell Varco, Inc.	11,600	914,080
Noble Corp.(a)	6,800	259,352
Rowan Cos. PLC(a)	3,300	116,094
Schlumberger Ltd.	36,200	2,620,156

		6,678,670

Oil, Gas & Consumable Fuels – 1.9%
Alpha Natural Resources, Inc.(a)	5,900	35,046
Anadarko Petroleum Corp.	13,600	942,072
Apache Corp.	10,600	908,950
Cabot Oil & Gas Corp.	5,700	236,037
Chesapeake Energy Corp.(b)	17,900	346,365
Chevron Corp.	53,600	6,011,776
ConocoPhillips	34,300	1,947,897
Consol Energy, Inc.	6,100	184,220
Denbury Resources, Inc.(a)	10,600	164,194
Devon Energy Corp.	11,000	636,130
EOG Resources, Inc.	7,300	790,590
EQT Corp.	4,100	221,236
Exxon Mobil Corp.	126,910	11,079,243
Hess Corp.	8,200	414,346
Kinder Morgan, Inc./Delaware	13,635	487,724
Marathon Oil Corp.	19,100	531,362
Marathon Petroleum Corp.	9,200	476,100
Murphy Oil Corp.	5,300	272,049
Newfield Exploration Co.(a)	3,600	117,468
Noble Energy, Inc.	4,800	421,920
Occidental Petroleum Corp.	22,000	1,870,220
Peabody Energy Corp.	7,300	157,899
Phillips 66	16,900	709,800
Pioneer Natural Resources Co.	3,400	331,024
QEP Resources, Inc.	4,800	137,712
Range Resources Corp.	4,400	286,836
Southwestern Energy Co.(a)	9,400	292,622
Spectra Energy Corp.	17,700	500,202
Sunoco, Inc.(b)	2,900	136,851
Tesoro Corp.	3,800	151,012
Valero Energy Corp.	15,000	468,900
Williams Cos., Inc. (The)	16,900	545,363
WPX Energy, Inc.(a)	5,300	82,680

		31,895,846

		38,574,516

Consumer Staples – 2.3%
Beverages – 0.6%
Beam, Inc.	4,300	250,948
Brown-Forman Corp. – Class B	4,050	259,605

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	183

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Coca-Cola Co. (The)	122,400	$4,577,760
Coca-Cola Enterprises, Inc.	8,100	239,193
Constellation Brands, Inc. – Class A(a)	4,100	135,054
Dr Pepper Snapple Group, Inc.	5,700	255,417
Molson Coors Brewing Co. – Class B	4,200	187,068
Monster Beverage Corp.(a)	4,210	248,095
PepsiCo, Inc.	42,500	3,078,275

		9,231,415

Food & Staples Retailing – 0.5%
Costco Wholesale Corp.	11,800	1,154,866
CVS Caremark Corp.	34,800	1,585,140
Kroger Co. (The)	15,200	338,656
Safeway, Inc.(b)	6,500	101,725
Sysco Corp.	15,800	478,740
Wal-Mart Stores, Inc.	46,800	3,397,680
Walgreen Co.	23,400	836,784
Whole Foods Market, Inc.	4,400	425,700

		8,319,291

Food Products – 0.4%
Archer-Daniels-Midland Co.	17,800	476,150
Campbell Soup Co.(b)	4,800	168,672
ConAgra Foods, Inc.	11,200	281,232
Dean Foods Co.(a)	5,000	82,100
General Mills, Inc.	17,500	688,275
Hershey Co. (The)	4,100	294,462
HJ Heinz Co.	8,700	484,764
Hormel Foods Corp.	3,700	106,264
JM Smucker Co. (The)	3,100	263,407
Kellogg Co.	6,700	339,355
Kraft Foods, Inc. – Class A	48,100	1,997,593
McCormick & Co., Inc./MD	3,600	221,184
Mead Johnson Nutrition Co. – Class A	5,500	403,315
Tyson Foods, Inc. – Class A	7,800	122,148

		5,928,921

Household Products – 0.4%
Clorox Co. (The)	3,500	254,625
Colgate-Palmolive Co.	13,000	1,382,030
Kimberly-Clark Corp.	10,700	894,520
Procter & Gamble Co. (The)	74,400	4,998,936

		7,530,111

Personal Products – 0.0%
Avon Products, Inc.	11,700	180,765
Estee Lauder Cos., Inc. (The) – Class A	6,100	365,695

		546,460

184	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Tobacco – 0.4%
Altria Group, Inc.	55,200	$1,874,592
Lorillard, Inc.	3,600	451,836
Philip Morris International, Inc.	46,300	4,134,590
Reynolds American, Inc.	9,000	414,900

		6,875,918

		38,432,116

Consumer Discretionary – 2.2%
Auto Components – 0.0%
BorgWarner, Inc.(a)	3,100	213,218
Goodyear Tire & Rubber Co. (The)(a)	6,600	80,520
Johnson Controls, Inc.	18,400	500,664

		794,402

Automobiles – 0.1%
Ford Motor Co.	103,500	966,690
Harley-Davidson, Inc.	6,300	264,348

		1,231,038

Distributors – 0.0%
Genuine Parts Co.	4,200	265,272

Diversified Consumer Services – 0.0%
Apollo Group, Inc. – Class A(a)	2,700	72,495
DeVry, Inc.	1,500	28,965
H&R Block, Inc.	7,400	122,544

		224,004

Hotels, Restaurants & Leisure – 0.4%
Carnival Corp.	12,300	426,564
Chipotle Mexican Grill, Inc. – Class A(a)	900	259,776
Darden Restaurants, Inc.	3,500	181,825
International Game Technology	8,000	98,320
Marriott International, Inc./DE – Class A	7,200	271,296
McDonald’s Corp.	27,600	2,469,924
Starbucks Corp.	20,600	1,021,966
Starwood Hotels & Resorts Worldwide, Inc.	5,400	297,702
Wynn Resorts Ltd.	2,200	226,974
Yum! Brands, Inc.	12,500	796,500

		6,050,847

Household Durables – 0.1%
DR Horton, Inc.	7,600	144,324
Harman International Industries, Inc.	1,900	87,457
Leggett & Platt, Inc.	3,800	90,212
Lennar Corp. – Class A(b)	4,400	142,692
Newell Rubbermaid, Inc.	7,800	139,854
PulteGroup Inc(a)	9,100	124,488

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	185

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Whirlpool Corp.	2,100	$158,466

		887,493

Internet & Catalog Retail – 0.2%
Amazon.com, Inc.(a)	9,800	2,432,654
Expedia, Inc.	2,400	123,264
NetFlix, Inc.(a)(b)	1,500	89,580
priceline.com, Inc.(a)	1,360	822,215
TripAdvisor, Inc.(a)	2,500	83,600

		3,551,313

Leisure Equipment & Products – 0.0%
Hasbro, Inc.(b)	3,100	116,281
Mattel, Inc.	9,200	323,288

		439,569

Media – 0.7%
Cablevision Systems Corp.	5,800	86,710
CBS Corp. – Class B	17,500	635,950
Comcast Corp. – Class A	73,100	2,451,043
DIRECTV(a)	17,800	927,202
Discovery Communications, Inc. –Class A(a)	6,900	378,396
Gannett Co., Inc.	6,300	96,138
Interpublic Group of Cos., Inc. (The)	12,000	127,680
McGraw-Hill Cos., Inc. (The)	7,600	389,120
News Corp. – Class A	57,100	1,335,569
Omnicom Group, Inc.(b)	7,400	380,138
Scripps Networks Interactive, Inc. –Class A	2,500	147,750
Time Warner Cable, Inc. – Class A	8,500	754,970
Time Warner, Inc.	26,000	1,080,300
Viacom, Inc. – Class B	14,300	715,143
Walt Disney Co. (The)	48,500	2,399,295
Washington Post Co. (The) – Class B(b)	200	70,500

		11,975,904

Multiline Retail – 0.2%
Big Lots, Inc.(a)	1,700	51,748
Dollar Tree, Inc.(a)	6,300	303,471
Family Dollar Stores, Inc.	3,200	203,648
JC Penney Co., Inc.(b)	3,900	101,712
Kohl’s Corp.(b)	6,500	339,300
Macy’s, Inc.	11,200	451,472
Nordstrom, Inc.	4,300	248,669
Sears Holdings Corp.(a)(b)	1,000	52,750
Target Corp.	17,900	1,147,211

		2,899,981

186	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Specialty Retail – 0.4%
Abercrombie & Fitch Co. – Class A	2,200	$79,178
AutoNation, Inc.(a)(b)	1,100	44,220
AutoZone, Inc.(a)	760	274,846
Bed Bath & Beyond, Inc.(a)	6,300	423,171
Best Buy Co., Inc.	7,500	133,050
CarMax, Inc.(a)	6,100	186,599
GameStop Corp. – Class A(b)	3,500	66,780
Gap, Inc. (The)	9,000	322,380
Home Depot, Inc. (The)	41,500	2,355,125
Limited Brands, Inc.	6,500	315,900
Lowe’s Cos., Inc.	31,900	908,512
O’Reilly Automotive, Inc.(a)(b)	3,400	288,830
Ross Stores, Inc.	6,100	422,059
Staples, Inc.	18,700	204,204
Tiffany & Co.	3,400	210,630
TJX Cos., Inc.	20,100	920,379
Urban Outfitters, Inc.(a)	3,000	112,620

		7,268,483

Textiles, Apparel & Luxury Goods – 0.1%
Coach, Inc.	7,800	453,414
Fossil, Inc.(a)	1,429	121,394
NIKE, Inc. – Class B	10,000	973,600
Ralph Lauren Corp.	1,800	285,570
VF Corp.	2,400	366,432

		2,200,410

		37,788,716

Equity:Other – 2.1%
Diversified/Specialty – 1.5%
Activia Properties, Inc.(a)	22	130,379
Affine SA	450	6,476
Alexandria Real Estate Equities, Inc.	6,160	455,224
American Assets Trust, Inc.(b)	3,900	106,314
ANF Immobilier	1,100	45,589
Artis Real Estate Investment Trust	10,850	182,714
Azrieli Group	3,650	68,012
Beni Stabili SpA	95,750	42,255
BioMed Realty Trust, Inc.	15,350	284,435
British Land Co. PLC	88,450	757,090
CA Immobilien Anlagen AG(a)	8,769	86,007
Campus Crest Communities, Inc.(b)	3,100	33,480
Canadian Real Estate Investment Trust	6,800	288,349
CapLease, Inc.	6,600	32,340
City Developments Ltd.	68,200	631,022
Cofinimmo	1,570	172,528
Conwert Immobilien Invest SE	8,544	93,363

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	187

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Country Garden Holdings Co., Ltd.(a)	364,499	$129,048
Cousins Properties, Inc.(b)	10,314	82,409
Crown Castle International Corp.(a)	6,990	443,585
Daejan Holdings PLC	505	24,280
Dexus Property Group	483,780	478,785
DIC Asset AG	3,450	30,645
Digital Realty Trust, Inc.(b)	11,010	820,355
Duke Realty Corp.	26,610	385,845
Dundee Real Estate Investment Trust	8,300	321,980
DuPont Fabros Technology, Inc.(b)	6,290	173,352
Eurobank Properties Real Estate Investment Co.	1,820	9,271
F&C Commercial Property Trust Ltd.	53,083	87,583
Fastighets AB Balder(a)	11,300	56,697
FKP Property Group	3,892	1,211
FKP Property Group(b)	90,790	28,255
Fonciere Des Regions	2,720	190,905
Forest City Enterprises, Inc.(a)	15,010	226,351
Gecina SA	1,810	172,992
GPT Group	181,230	657,798
Granite Real Estate, Inc.	4,700	170,216
H&R Real Estate Investment Trust	18,050	463,267
Hamborner REIT AG	3,400	29,166
Helical Bar PLC	11,766	34,096
Henderson Land Development Co., Ltd.(b)	117,400	724,233
Hysan Development Co., Ltd.	78,800	355,029
ICADE	2,150	163,199
Investors Real Estate Trust(b)	8,610	71,893
Iron Mountain, Inc.	4,600	150,880
Keppel Land Ltd.	74,450	203,000
Kerry Properties Ltd.	71,400	341,414
Kiwi Income Property Trust	97,250	85,586
Klovern AB	12,440	44,944
Kungsleden AB	13,650	72,135
Land Securities Group PLC	77,869	977,012
Lexington Realty Trust(b)	15,380	144,264
London & Stamford Property PLC	54,527	104,090
Mapletree Commercial Trust	139,500	123,244
Mitsubishi Estate Co., Ltd.	104,240	1,839,406
Mitsui Fudosan Co., Ltd.	88,090	1,646,263
Mobimo Holding AG(a)	600	138,572
Morguard Real Estate Investment Trust	4,300	74,506
Mucklow A & J Group PLC	5,968	35,251
New World China Land Ltd.	259,150	83,086
New World Development Co., Ltd.	457,550	571,862
Nieuwe Steen Investments NV	6,324	52,699
Nomura Real Estate Holdings, Inc.	7,580	127,029

188	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Picton Property Income Ltd.	34,384	$21,534
Premier Investment Corp.	20	72,507
Quintain Estates & Development PLC(a)	51,712	45,104
Schroder Real Estate Investment Trust Ltd.	35,563	22,523
Shui On Land Ltd.(b)	291,150	106,612
Sino Land Co., Ltd.	294,360	485,870
Soho China Ltd.	207,450	131,865
Sponda Oyj(b)	28,310	112,012
ST Modwen Properties PLC	15,023	47,165
Standard Life Investment Property Income Trust PLC	13,650	13,292
Sumitomo Realty & Development Co., Ltd.	47,590	1,169,267
Sun Hung Kai Properties Ltd.	196,100	2,552,563
Suntec Real Estate Investment Trust	223,050	258,934
Swire Properties Ltd.	64,300	184,357
TAG Immobilien AG(b)	9,670	92,183
Tokyu Land Corp.	39,820	196,624
Tokyu REIT, Inc.	13	63,795
Top REIT, Inc.	16	74,780
Unite Group PLC	15,873	61,714
United Urban Investment Corp.	210	235,254
UOL Group Ltd.	57,700	244,463
Vornado Realty Trust	23,520	1,909,118
Wallenstam AB	11,600	126,462
Washington Real Estate Investment Trust	6,590	177,007
Wereldhave Belgium NV	250	23,662
Wereldhave NV	2,170	111,501
Weyerhaeuser Co.	14,500	361,195
Wharf Holdings Ltd.	151,350	939,144
Wihlborgs Fastigheter AB	7,670	111,604
Winthrop Realty Trust(b)	2,450	27,832

		26,543,209

Health Care – 0.5%
Chartwell Seniors Housing Real Estate Investment Trust	17,000	178,493
Extendicare Inc/US(b)	8,400	68,086
HCP, Inc.	53,360	2,447,090
Health Care REIT, Inc.	27,070	1,581,971
Healthcare Realty Trust, Inc.	7,750	188,015
LTC Properties, Inc.(b)	3,000	101,220
Medical Properties Trust, Inc.	13,430	138,463
National Health Investors, Inc.	2,800	146,272
Omega Healthcare Investors, Inc.	10,540	253,171
Primary Health Properties PLC	7,459	40,488
Sabra Health Care REIT, Inc.	3,650	69,970

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	189

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Senior Housing Properties Trust	16,230	$359,008
Universal Health Realty Income Trust(b)	1,260	54,394
Ventas, Inc.	37,240	2,438,848

		8,065,489

Triple Net – 0.1%
Agree Realty Corp.(b)	1,100	27,302
Entertainment Properties Trust	4,660	212,449
Getty Realty Corp.(b)	2,500	44,775
National Retail Properties, Inc.	10,700	332,342
Realty Income Corp.(b)	13,320	561,172

		1,178,040

		35,786,738

Retail – 1.5%
Regional Mall – 0.7%
Alexander’s, Inc.	240	107,914
CapitaMall Trust	249,550	396,762
CBL & Associates Properties, Inc.	14,790	316,062
CFS Retail Property Trust Group	211,480	419,244
General Growth Properties, Inc.	46,900	965,202
Glimcher Realty Trust	13,930	145,986
Macerich Co. (The)	13,170	784,537
Pennsylvania Real Estate Investment Trust	5,560	87,403
Rouse Properties, Inc.(b)	2,400	33,360
Simon Property Group, Inc.	38,620	6,128,994
Taubman Centers, Inc.	5,900	472,118
Westfield Group	230,730	2,371,677

		12,229,259

Shopping Center/Other Retail – 0.8%
Acadia Realty Trust	4,360	108,564
Aeon Mall Co., Ltd.	9,020	211,337
American Realty Capital Trust, Inc.	15,800	186,440
BWP Trust	52,510	107,676
Calloway Real Estate Investment Trust	10,700	318,042
Capital & Counties Properties PLC	68,365	233,202
Capital Shopping Centres Group PLC	64,423	344,995
Cedar Realty Trust, Inc.(b)	6,900	37,881
Centro Retail Australia	134,050	296,708
Charter Hall Retail REIT	30,226	108,885
Citycon OYJ	20,830	63,027
Corio NV	9,243	393,658
Crombie Real Estate Investment Trust	4,550	69,237
DDR Corp.	28,220	429,508
Deutsche Euroshop AG	5,165	188,461
Development Securities PLC	12,213	31,283
Equity One, Inc.	5,730	121,476

190	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Eurocommercial Properties NV	4,040	$142,473
Federal Realty Investment Trust	6,380	688,466
First Capital Realty, Inc.(b)	7,180	140,213
Hammerson PLC	70,728	513,049
Immobiliare Grande Distribuzione	13,150	12,863
Inland Real Estate Corp.(b)	8,850	72,570
Japan Retail Fund Investment Corp.(b)	192	328,741
Kimco Realty Corp.	51,530	1,047,090
Kite Realty Group Trust	6,350	32,639
Klepierre	9,450	304,228
Link REIT (The)	224,900	1,003,204
Mercialys SA	4,590	94,170
Primaris Retail Real Estate Investment Trust	8,750	211,704
Ramco-Gershenson Properties Trust	4,630	60,005
Regency Centers Corp.	8,970	439,530
Retail Opportunity Investments Corp.(b)	5,000	62,850
RioCan Real Estate Investment Trust (Toronto)	28,500	798,549
Saul Centers, Inc.	1,440	62,078
Shaftesbury PLC	24,983	206,162
Tanger Factory Outlet Centers	9,240	310,002
Unibail-Rodamco SE	9,160	1,863,030
Urstadt Biddle Properties, Inc.(b)	2,050	39,975
Vastned Retail NV	1,860	75,793
Weingarten Realty Investors	12,070	337,115
Westfield Retail Trust	305,330	913,933

		13,010,812

		25,240,071

Residential – 0.9%
Multi-Family – 0.7%
Advance Residence Investment Corp.	50	100,836
Agile Property Holdings Ltd.(b)	138,850	160,053
Apartment Investment & Management Co. – Class A	17,090	452,543
Associated Estates Realty Corp.(b)	4,200	63,882
AvalonBay Communities, Inc.	12,100	1,712,392
Boardwalk Real Estate Investment Trust	4,800	313,297
BRE Properties, Inc.	7,670	382,886
Camden Property Trust	8,050	558,912
Canadian Apartment Properties REIT	9,300	233,974
Colonia Real Estate AG(a)	2,180	9,773
Colonial Properties Trust	8,700	190,704
Deutsche Wohnen AG	14,600	246,621
Equity Lifestyle Properties, Inc.	4,140	284,666
Equity Residential	38,250	2,310,300
Essex Property Trust, Inc.	3,530	536,489

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	191

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

GAGFAH SA(a)	8,850	$95,590
Grainger PLC	41,465	64,566
GSW Immobilien AG	5,050	179,758
Home Properties, Inc.	4,850	309,673
Killam Properties, Inc.(b)	4,900	64,472
Mid-America Apartment Communities, Inc.	4,080	277,440
Mirvac Group	341,500	477,929
Nippon Accommodations Fund, Inc.(b)	15	100,608
Northern Property Real Estate Investment Trust	3,150	101,746
Patrizia Immobilien AG(a)	2,860	16,061
Post Properties, Inc.	5,300	270,565
Shimao Property Holdings Ltd.(b)	138,600	210,478
Stockland	222,950	734,712
Sun Communities, Inc.(b)	2,640	120,938
UDR, Inc.	26,480	668,620
Wing Tai Holdings Ltd.	58,525	71,844
Yanlord Land Group Ltd.(a)(b)	58,438	54,770

		11,377,098

Self Storage – 0.2%
Big Yellow Group PLC	13,054	62,866
CubeSmart	12,230	157,767
Extra Space Storage, Inc.	10,300	351,333
Public Storage	16,670	2,426,485
Safestore Holdings PLC	18,683	30,259
Sovran Self Storage, Inc.	2,880	163,728

		3,192,438

Student Housing – 0.0%
American Campus Communities, Inc.	7,470	348,251
Education Realty Trust, Inc.	9,430	109,011

		457,262

		15,026,798

Office – 0.8%
Office – 0.8%
Allied Properties Real Estate Investment Trust	5,600	173,837
Allreal Holding AG(a)	780	113,156
Alstria Office REIT-AG	7,870	86,338
Befimmo SCA Sicafi	1,820	105,269
Boston Properties, Inc.	19,100	2,141,683
Brandywine Realty Trust	14,250	173,850
Brookfield Office Properties, Inc.(b)	37,500	629,597
CapitaCommercial Trust	211,350	240,962
Castellum AB	17,210	229,668
Champion REIT	246,450	107,869

192	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Cominar Real Estate Investment Trust	11,055	$271,398
Commonwealth Property Office Fund	238,040	253,694
CommonWealth REIT	8,330	124,700
Corporate Office Properties Trust	7,150	159,874
Derwent London PLC	10,170	309,701
Douglas Emmett, Inc.	10,440	250,456
Fabege AB	16,540	146,538
First Potomac Realty Trust	5,050	64,691
Franklin Street Properties Corp.(b)	8,270	91,962
Government Properties Income Trust(b)	3,520	79,517
Great Portland Estates PLC	31,281	218,315
Highwoods Properties, Inc.	7,380	240,662
Hongkong Land Holdings Ltd.	174,200	1,064,349
Hufvudstaden AB – Class A	15,230	186,780
Intervest Offices & Warehouses	650	15,126
Investa Office Fund	61,383	179,980
IVG Immobilien AG(a)	15,550	35,237
Japan Prime Realty Investment Corp.	73	205,222
Japan Real Estate Investment Corp.	56	547,406
Kenedix Realty Investment Corp. –Class A(b)	29	95,440
Kilroy Realty Corp.	6,820	321,972
Liberty Property Trust	11,730	432,602
Mack-Cali Realty Corp.	8,770	234,159
Mori Trust Sogo Reit, Inc.(b)	13	115,173
Nippon Building Fund, Inc.	63	638,623
Nomura Real Estate Office Fund, Inc.	31	178,876
NorthWest Healthcare Properties Real Estate Investment Trust	3,500	46,264
Norwegian Property ASA	49,850	71,868
NTT Urban Development Corp.	85	64,733
Orix JREIT, Inc.(b)	22	100,824
Parkway Properties Inc./MD(b)	2,150	24,962
Piedmont Office Realty Trust, Inc.(b)	17,250	292,732
Prime Office REIT-AG	3,900	16,924
PS Business Parks, Inc.	1,790	122,024
PSP Swiss Property AG(a)	4,630	430,324
SL Green Realty Corp.	8,980	723,788
Societe de la Tour Eiffel	570	31,020
Societe Immobiliere de Location pour l’Industrie et le Commerce	1,290	125,570
Swiss Prime Site AG(a)	5,430	446,775
Technopolis Oyj	7,510	32,264
Tokyo Tatemono Co., Ltd.(a)	32,460	108,175
Workspace Group PLC	14,297	58,570

		13,161,499

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	193

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Utilities – 0.7%
Electric Utilities – 0.4%
American Electric Power Co., Inc.	13,100	$563,169
Duke Energy Corp.	19,058	1,234,577
Edison International	8,800	385,352
Entergy Corp.	4,800	326,784
Exelon Corp.	23,082	841,801
FirstEnergy Corp.	11,300	493,810
NextEra Energy, Inc.	11,300	760,603
Northeast Utilities	8,500	320,195
Pepco Holdings, Inc.	6,100	117,791
Pinnacle West Capital Corp.	3,000	154,110
PPL Corp.	15,700	460,481
Southern Co. (The)	23,600	1,069,788
Xcel Energy, Inc.	13,200	368,148

		7,096,609

Gas Utilities – 0.0%
AGL Resources, Inc.	3,200	126,880
Oneok, Inc.	5,600	249,368

		376,248

Independent Power Producers & Energy Traders – 0.0%
AES Corp. (The)(a)(b)	17,400	198,186
NRG Energy, Inc.	6,100	130,174

		328,360

Multi-Utilities – 0.3%
Ameren Corp.	6,500	212,680
CenterPoint Energy, Inc.	11,500	234,485
CMS Energy Corp.	7,000	161,490
Consolidated Edison, Inc.	8,000	484,960
Dominion Resources, Inc./VA	15,500	813,440
DTE Energy Co.	4,600	268,640
Integrys Energy Group, Inc.	2,100	113,379
NiSource, Inc.	7,700	187,418
PG&E Corp.	11,400	494,874
Public Service Enterprise Group, Inc.	13,700	433,742
SCANA Corp.(b)	3,100	146,816
Sempra Energy	6,500	430,300
TECO Energy, Inc.	5,800	100,688
Wisconsin Energy Corp.	6,200	235,352

		4,318,264

		12,119,481

Materials – 0.7%
Chemicals – 0.5%
Air Products & Chemicals, Inc.	5,800	478,964

194	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Airgas, Inc.	1,900	$157,833
CF Industries Holdings, Inc.	1,800	372,618
Dow Chemical Co. (The)	32,400	949,644
Eastman Chemical Co.	4,100	226,566
Ecolab, Inc.	7,900	505,837
EI du Pont de Nemours & Co.	25,400	1,263,650
FMC Corp.	3,700	200,984
International Flavors & Fragrances, Inc.	2,200	133,144
Monsanto Co.	14,500	1,263,095
Mosaic Co. (The)	8,100	469,071
PPG Industries, Inc.	4,200	462,084
Praxair, Inc.	8,100	854,550
Sherwin-Williams Co. (The)	2,400	343,392
Sigma-Aldrich Corp.(b)	3,300	234,399

		7,915,831

Construction Materials – 0.0%
Vulcan Materials Co.	3,500	136,220

Containers & Packaging – 0.0%
Ball Corp.	4,200	177,114
Bemis Co., Inc.	2,700	81,702
Owens-Illinois, Inc.(a)	4,400	76,912
Sealed Air Corp.	5,200	74,204

		409,932

Metals & Mining – 0.2%
Alcoa, Inc.	28,900	247,384
Allegheny Technologies, Inc.	2,900	85,956
Cliffs Natural Resources, Inc.	3,800	136,192
Freeport-McMoRan Copper & Gold, Inc.	25,700	928,027
Newmont Mining Corp.	13,400	679,112
Nucor Corp.	8,600	323,790
Titanium Metals Corp.	2,200	26,928
United States Steel Corp.(b)	3,900	75,855

		2,503,244

Paper & Forest Products – 0.0%
International Paper Co.	11,800	407,808
MeadWestvaco Corp.	4,600	132,296

		540,104

		11,505,331

Telecommunication Services – 0.6%
Diversified Telecommunication Services – 0.6%
AT&T, Inc.	159,100	5,829,424
CenturyLink, Inc.	16,800	709,968
Frontier Communications Corp.(b)	27,000	124,740
Verizon Communications, Inc.	77,100	3,310,674

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	195

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Windstream Corp.(b)	15,900	$156,933

		10,131,739

Wireless Telecommunication Services – 0.0%
MetroPCS Communications, Inc.(a)	7,900	76,867
Sprint Nextel Corp.(a)	81,300	394,305

		471,172

		10,602,911

Lodging – 0.2%
Lodging – 0.2%
Ashford Hospitality Trust, Inc.(b)	6,760	55,973
CDL Hospitality Trusts	71,738	116,931
Chesapeake Lodging Trust(b)	3,200	59,616
DiamondRock Hospitality Co.	16,670	160,365
FelCor Lodging Trust, Inc.(a)(b)	12,440	57,722
Hersha Hospitality Trust(b)	19,790	98,554
Hospitality Properties Trust	12,310	296,302
Host Hotels & Resorts, Inc.	91,260	1,396,278
InnVest Real Estate Investment Trust	9,300	47,738
LaSalle Hotel Properties	8,550	232,988
Pebblebrook Hotel Trust	5,200	122,876
RLJ Lodging Trust(b)	10,600	189,104
Strategic Hotels & Resorts, Inc.(a)	20,400	124,440
Sunstone Hotel Investors, Inc.(a)(b)	11,780	122,865
Wyndham Worldwide Corp.	4,000	208,560

		3,290,312

Total Common Stocks (cost $411,039,292)		436,584,687

INVESTMENT COMPANIES – 4.5%
Funds and Investment Trusts – 4.5%
IRP Property Investments Ltd.	11,010	11,884
iShares MSCI Emerging Markets Index Fund	629,240	24,716,547
UK Commercial Property Trust Ltd./fund	47,849	51,369
Vanguard MSCI Emerging Markets ETF	1,277,220	51,280,383

Total Investment Companies (cost $81,693,327)		76,060,183

RIGHTS – 0.0%
Equity:Other – 0.0%
Diversified/Specialty – 0.0%
FKP Property Group(a) (cost $0)	73,928	7,638

196	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

WARRANTS – 0.0%
Equity:Other – 0.0%
Diversified/Specialty – 0.0%
Nieuwe Steen Investments NV, expiring 4/01/13(a)(d) (cost $0)	250	$	– 0	–

SHORT-TERM INVESTMENTS – 68.1%
Investment Companies – 68.1%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.15%(c) (cost $1,149,608,460)	1,149,608,460		1,149,608,460

Total Investments Before Security Lending Collateral for Securities Loaned – 98.4% (cost $1,642,341,079)			1,662,260,968

INVESTMENTS OF CASH COLLATERAL FOR SECURITY LOANED – 0.5%
Investment Companies – 0.5%
AllianceBernstein Exchange Reserves – Class I, 0.18%(c) (cost $8,166,861)	8,166,861		8,166,861

Total Investments – 98.9% (cost $1,650,507,940)			1,670,427,829
Other assets less liabilities – 1.1%			17,854,011

Net Assets – 100.0%			$1,688,281,840

FUTURES CONTRACTS (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at August 31, 2012	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
ASX SPI 200 Index Futures	208	September 2012	$21,855,393	$23,144,205	$1,288,812
Euro STOXX 50 Index Futures	2,904	September 2012	81,361,201	88,978,579	7,617,378
FTSE 100 Index Futures	575	September 2012	49,398,636	52,028,122	2,629,486
Hang Seng Index Futures	74	September 2012	9,375,001	9,240,042	(134,959)
S&P 500 E Mini Index Futures	612	September 2012	42,238,963	42,996,060	757,097
S&P Mid Cap 400 E Mini Index Futures	551	September 2012	50,535,814	53,491,080	2,955,266

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	197

Volatility Management Portfolio—Portfolio of Investments

Type	Number of Contracts	Expiration Month	Original Value	Value at August 31, 2012	Unrealized Appreciation/ (Depreciation)
S&P TSE 60 Index Futures	193	September 2012	$25,735,081	$26,733,168	$998,087
Topix Index Futures	484	September 2012	43,115,505	44,910,403	1,794,898

					$17,906,065

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America NA	USD	11,051	CHF	10,451	9/14/12	$(101,730)
Barclays Bank PLC Wholesale	JPY	144,223	USD	1,848	9/14/12	5,728
Citibank NA	USD	2,737	JPY	216,579	12/14/12	31,716
Credit Suisse London Branch (GFX)	USD	3,905	GBP	2,485	9/14/12	40,299
Deutsche Bank AG London	EUR	1,893	USD	2,368	9/14/12	(13,319)
Goldman Sachs International	USD	3,540	AUD	3,501	9/14/12	74,211
Goldman Sachs International	USD	41,452	GBP	26,651	9/14/12	864,479
HSBC BankUSA	USD	31,366	EUR	25,379	9/14/12	558,183
HSBC BankUSA	USD	45,732	JPY	3,631,680	9/14/12	656,162
Morgan Stanley and Co., Inc.	EUR	1,496	USD	1,839	9/14/12	(42,477)
Morgan Stanley and Co., Inc.	JPY	130,107	USD	1,662	9/14/12	630
Royal Bank of Canada	USD	24,449	CAD	25,247	9/14/12	1,158,177
Royal Bank of Canada	USD	19,603	EUR	15,699	9/14/12	144,728
State Street Bank & Trust Co.	USD	2,447	EUR	1,947	9/14/12	2,441
State Street Bank & Trust Co.	USD	2,246	GBP	1,434	9/14/12	30,755
UBS AG	CHF	1,544	USD	1,640	9/14/12	22,021
UBS AG	EUR	3,384	USD	4,168	9/14/12	(88,776)
UBS AG	USD	9,671	CHF	9,391	9/14/12	166,485
UBS AG	USD	3,234	EUR	2,596	12/14/12	34,947
Westpac Banking Corp.	USD	14,002	AUD	14,251	9/14/12	709,229

						$4,253,889

TOTAL RETURN SWAP CONTRACTS (see Note C)

Receive/ Pay Total Return on Reference Index	Index	# of Shares or Units	Rate Paid by the Fund	Notional Amount (000)	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Index
Receive	Russell 2000 Total Return Index	528	0.24%	$1,939	10/15/12	Citibank, NA	$20,309

198	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Volatility Management Portfolio—Portfolio of Investments

Receive/ Pay Total Return on Reference Index	Index	# of Shares or Units	Rate Paid by the Fund	Notional Amount (000)	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Receive	FTSE EPRA/NAREIT Developed Real Estate Index	13,816	0.52%	$45,086	7/15/13	Deutsche Bank AG	$160,002
Receive	Russell 2000 Total Return Index	25	0.24%	92	3/15/13	Deutsche Bank AG	958
Receive	FTSE EPRA/NAREIT Developed Real Estate Index	4,079	0.49%	13,311	1/15/13	JPMorgan Chase Bank, NA	47,372
Receive	Russell 2000 Total Return Index	3,533	0.24%	12,971	3/15/13	JPMorgan Chase Bank, NA	135,331
Receive	Russell 2000 Total Return Index	244	0.24%	896	6/17/13	Morgan Stanley Capital Services LLC	9,385
Receive	Russell 2000 Total Return Index	2,103	0.24%	7,721	2/15/13	UBS AG	80,967
Receive	Russell 2000 Total Return Index	4,633	0.24%	17,010	2/15/13	UBS AG	177,580

							$631,904

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note D for securities lending information.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

(d)	Fair valued.

Currency Abbreviations:

AUD	– Australian Dollar
CAD	– Canadian Dollar
CHF	– Swiss Franc
EUR	– Euro
GBP	– Great British Pound
JPY	– Japanese Yen

Glossary:

FTSE	– Financial Times Stock Exchange
REIT	– Real Estate Investment Trust

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	199

Volatility Management Portfolio—Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

August 31, 2012

	U.S. Value		U.S. Large Cap Growth		International Value
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,065,601,822, $934,742,798 and $1,053,435,585, respectively)(a)	$1,159,073,407		$1,140,294,197		$970,057,469
Affiliated issuers (cost $31,362,751, $43,535,112 and $37,717,166,—including investment of cash collateral for securities loaned of $19,132,325, $6,843,880 and $26,420,345, respectively)	31,362,751		43,535,112		37,717,166
Cash(b)	– 0	–	– 0	–	424,362
Foreign currencies, at value (cost $0, $0 and $8,136,293, respectively)	– 0	–	– 0	–	8,123,475
Dividends and interest receivable	4,035,962		1,239,629		5,286,845
Receivable for investment securities sold and foreign currency transactions	– 0	–	2,427,665		1,079,519
Receivable for shares of beneficial interest sold	– 0	–	9,291		549,483
Unrealized appreciation of forward currency exchange contracts	– 0	–	– 0	–	2,810,013

Total assets	1,194,472,120		1,187,505,894		1,026,048,332

Liabilities
Payable for collateral received on securities loaned	19,132,325		6,843,880		26,420,345
Payable for shares of beneficial interest redeemed	1,530,225		775,610		– 0	–
Payable for investment securities purchased	476,773		6,975,398		9,872,449
Unrealized depreciation of forward currency exchange contracts	– 0	–	– 0	–	3,953,423
Payable for variation margin on futures contracts	– 0	–	– 0	–	26,663
Accrued expenses and other liabilities	96,323		75,635		130,406

Total liabilities	21,235,646		14,670,523		40,403,286

Net Assets	$1,173,236,474		$1,172,835,371		$985,645,046

200	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Statement of Assets & Liabilities

	U.S. Value	U.S. Large Cap Growth	International Value
Composition of Net Assets
Paid-in capital	$1,715,337,117	$1,014,408,368	$1,542,219,337
Undistributed net investment income	6,540,800	1,663,017	18,042,012
Accumulated net realized loss on investment and foreign currency transactions	(642,113,028)	(48,787,413)	(490,745,211)
Net unrealized appreciation/(depreciation) on investments and foreign currency denominated assets and liabilities	93,471,585	205,551,399	(83,871,092)

Net Assets	$1,173,236,474	$1,172,835,371	$985,645,046

Shares of beneficial interest outstanding—unlimited shares authorized, without par value	134,379,334	95,320,821	154,147,079

Net Asset Value	$8.73	$12.30	$6.39

(a)	Includes securities on loan with a value of $18,741,927, $6,697,453 and $24,153,037, respectively (see Note D).

(b)	An amount of $424,362 has been segregated to collateralize margin requirements for open futures contracts outstanding at August 31, 2012 for the International Value Portfolio.

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	201

Statement of Assets & Liabilities

	International Growth		Short Duration Bond		Global Core Bond
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,014,035,980, $947,568,965 and $1,057,205,609, respectively)(a)	$992,346,293		$952,228,854		$1,110,669,377
Affiliated issuers (cost $102,437,000, $6,761,140 and $23,524,259,—including investment of cash collateral for securities loaned of $100,018,471, $0 and $0, respectively)	102,437,000		6,761,140		23,524,259
Cash(b)	– 0	–	339,898		600,950
Foreign currencies, at value (cost $2,871,757, $447,261 and $0, respectively)	2,872,704		447,654		– 0	–
Dividends and interest receivable	3,390,951		2,619,456		10,608,479
Unrealized appreciation of forward currency exchange contracts	3,054,965		– 0	–	385,033
Receivable for shares of beneficial interest sold	45,594		27,033		– 0	–
Receivable for investment securities sold and foreign currency transactions	47		174,423		99,191
Unrealized appreciation on cross currency swap contracts	– 0	–	175,156		– 0	–
Receivable for variation margin on futures contracts	– 0	–	66,430		– 0	–

Total assets	1,104,147,554		962,840,044		1,145,887,289

Liabilities
Payable for collateral received on securities loaned	100,018,471		– 0	–	– 0	–
Unrealized depreciation of forward currency exchange contracts	4,106,353		105,246		7,215,876
Payable for investment securities purchased	1,005,192		28,948,749		12,021,972
Options written, at value (premium received $2,625,105, $0 and $0, respectively)	176,092		– 0	–	– 0	–
Payable for shares of beneficial interest redeemed	– 0	–	905,154		2,147,378
Premium received on cross currency swap contracts	– 0	–	1,712		– 0	–
Payable for variation margin on futures contracts	– 0	–	– 0	–	204,437
Accrued expenses	99,548		90,977		90,785

Total liabilities	105,405,656		30,051,838		21,680,448

Net Assets	$998,741,898		$932,788,206		$1,124,206,841

202	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Statement of Assets & Liabilities

	International Growth	Short Duration Bond	Global Core Bond
Composition of Net Assets
Paid-in capital	$1,426,246,435	$995,580,825	$1,032,851,453
Undistributed net investment income	6,021,808	2,261,415	16,403,429
Accumulated net realized gain (loss) on investment and foreign currency transactions	(413,332,124)	(69,815,972)	28,634,666
Net unrealized appreciation/(depreciation) on investments and foreign currency denominated assets and liabilities	(20,194,221)	4,761,938	46,317,293

Net Assets	$998,741,898	$932,788,206	$1,124,206,841

Shares of beneficial interest outstanding—unlimited shares authorized, without par value	132,502,627	97,532,328	102,214,481

Net Asset Value	$7.54	$9.56	$11.00

(a)	Includes securities on loan with a value of $97,284,549 for the International Growth Portfolio (see Note D).

(b)	Amounts of $339,898 and $600,950 have been segregated to collateralize margin requirements for open futures contracts outstanding at August 31, 2012 for the Short Duration Bond Portfolio and Global Core Bond Portfolio, respectively.

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	203

Statement of Assets & Liabilities

	Bond Inflation Protection		High-Yield		Small-Mid Cap Value
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,043,198,940, $374,707,980 and $303,436,247, respectively)(a)	$1,116,682,646		$393,286,288		$324,585,348
Affiliated issuers (cost $3,510,917, $5,560,564 and $13,939,366,—including investment of cash collateral for securities loaned of $0, $0 and $8,083,392, respectively)	3,510,917		5,560,564		13,939,366
Cash(b)	750,700		911,024		– 0	–
Foreign currencies, at value (cost $149,674, $86,977 and $0, respectively)	150,897		88,633		– 0	–
Receivable for investment securities sold	31,333,884		557,600		2,135,819
Dividends and interest receivable	4,253,351		6,751,393		357,278
Unrealized appreciation on credit default swap contracts	20,477		1,504,230		– 0	–
Unrealized appreciation of forward currency exchange contracts	1,005		8,652		– 0	–
Premium paid on credit default swap contracts	– 0	–	2,207,798		– 0	–
Other assets	– 0	–	85,136		– 0	–

Total assets	1,156,703,877		410,961,318		341,017,811

Liabilities
Payable reverse repurchase agreements	329,345,719		6,355,876		– 0	–
Payable for investment securities purchased and foreign currency transactions	30,457,714		177,963		3,654,241
Unrealized depreciation on interest rate swap contracts	3,232,964		357,184		– 0	–
Payable for variation margin on futures contracts	315,547		– 0	–	– 0	–
Unrealized depreciation of forward currency exchange contracts	283,697		603,657		– 0	–
Premium received on credit default swap contracts	168,657		3,751,933		– 0	–
Payable for shares of beneficial interest redeemed	89,760		199,672		464,424
Unrealized depreciation on credit default swap contracts	8,178		2,000,065		– 0	–
Options written, at value (premium received $0, $997,131 and $0, respectively)	– 0	–	109,531		– 0	–
Unfunded loan commitment, at value	– 0	–	105,188		– 0	–
Payable for collateral received on securities loaned	– 0	–	– 0	–	8,083,392
Accrued expenses	80,190		92,324		66,285

Total liabilities	363,982,426		13,753,393		12,268,342

Net Assets	$792,721,451		$397,207,925		$328,749,469

204	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Statement of Assets & Liabilities

	Bond Inflation Protection	High-Yield	Small-Mid Cap Value
Composition of Net Assets
Paid-in capital	$691,702,085	$410,403,781	$275,527,715
Undistributed net investment income	21,328,095	8,311,095	2,716,720
Accumulated net realized gain (loss) on investment and foreign currency transactions	10,253,418	(39,527,647)	29,355,933
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	69,437,853	18,020,696	21,149,101

Net Assets	$792,721,451	$397,207,925	$328,749,469

Shares of beneficial interest outstanding—unlimited shares authorized, without par value	70,650,136	38,532,070	28,041,104

Net Asset Value	$11.22	$10.31	$11.72

(a)	Includes securities on loan with a value of $7,963,572 for the Small-Mid Cap Value Portfolio (see Note D).

(b)	An amount of $750,700 has been segregated to collateralize margin requirements for open futures contracts outstanding at August 31, 2012 for the Bond Inflation Protection Portfolio.

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	205

Statement of Assets & Liabilities

	Small-Mid Cap Growth		Multi-Asset Real Return*		Volatility Management
Assets
Investments in securities, at value
Unaffiliated issuers (cost $247,435,559, $475,067,733 and $492,732,619, respectively)(a)	$326,086,118		$489,395,297		$512,652,508
Affiliated issuers (cost $24,228,739, $59,069,961 and $1,157,775,321,—including investment of cash collateral for securities loaned of $22,658,967, $16,100,779 and $8,166,861, respectively)	24,228,739		59,069,961		1,157,775,321
Cash(b)	– 0	–	3,758,607		7,244,086
Foreign currencies, at value (cost $0, $1,186,762 and $13,386,736, respectively)(c)	– 0	–	1,183,751		13,373,298
Receivable for investment securities sold	1,167,652		41,308,846		– 0	–
Dividends and interest receivable	156,358		1,459,839		1,040,184
Unrealized appreciation on total return swap contracts	– 0	–	4,265,233		631,904
Unrealized appreciation of forward currency exchange contracts	– 0	–	786,485		4,500,191
Receivable for shares of beneficial interest sold	– 0	–	198		24,878
Receivable for variation margin on futures contracts	– 0	–	– 0	–	508,325

Total assets	351,638,867		601,228,217		1,697,750,695

Liabilities
Payable for collateral received on securities loaned	22,658,967		16,100,779		8,166,861
Payable for shares of beneficial interest redeemed	143,652		162,747		753,136
Payable for investment securities purchased and foreign currency transactions	139,060		33,637,435		804
Unrealized depreciation of forward currency exchange contracts	– 0	–	1,860,805		246,302
Options written, at value (premium received $0, $901,681 and $0, respectively)	– 0	–	541,815		– 0	–
Unrealized depreciation on interest rate swap contracts	– 0	–	439,513		– 0	–
Payable for variation margin on futures contracts	– 0	–	420,110		– 0	–
Transfer Agent fee payable	– 0	–	13,510		– 0	–
Collateral received from broker	– 0	–	– 0	–	190,000
Administrative fee payable	– 0	–	– 0	–	14,600
Accrued expenses and other liabilities	62,927		122,824		97,152

Total liabilities	23,004,606		53,299,538		9,468,855

Net Assets	$328,634,261		$547,928,679		$1,688,281,840

206	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Statement of Assets & Liabilities

	Small-Mid Cap Growth	Multi-Asset Real Return*	Volatility Management
Composition of Net Assets
Paid-in capital	$195,227,441	$794,288,569	$1,675,695,497
Undistributed/(distributions in excess of) net investment income	439,652	14,340,279	(236,876)
Accumulated net realized gain (loss) on investment and foreign currency transactions	54,316,609	(279,685,007)	(29,874,672)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	78,650,559	18,984,838	42,697,891

Net Assets	$328,634,261	$547,928,679	$1,688,281,840

Shares of beneficial interest outstanding—unlimited shares authorized, without par value	24,838,370	63,172,146	164,942,434

Net Asset Value	$13.23	$8.67	$10.24

(a)	Includes securities on loan with a value of $22,444,395, $15,358,907 and $7,901,053, respectively (see Note D).

(b)	Amounts of $1,416,820 and $7,244,086 have been segregated to collateralize margin requirements for open futures contracts outstanding at August 31, 2012 for the Multi-Asset Real Return Portfolio and Volatility Management Portfolio, respectively.

(c)	An amount equivalent to $11,070,309 has been segregated to collateralize margin requirements for open futures contracts outstanding at August 31, 2012 for the Volatility Management Portfolio.

*	Consolidated (see Note A).

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	207

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended August 31, 2012

	U.S. Value		U.S. Large Cap Growth		International Value
Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $499,074, $21,116 and $3,060,175, respectively)	$37,759,774		$15,253,593		$34,557,359
Affiliated issuers	28,948		44,383		90,749
Interest	– 0	–	– 0	–	2,396
Securities lending income	99,480		22,273		1,485,970

Total income	37,888,202		15,320,249		36,136,474

Expenses
Custodian	173,864		190,865		274,538
Audit	40,100		39,891		88,541
Legal	33,950		31,945		35,136
Printing	7,434		5,138		5,585
Trustees’ fees	4,477		4,621		4,709
Registration fees	– 0	–	101		– 0	–
Miscellaneous	37,062		22,994		39,840

Total expenses	296,887		295,555		448,349

Net investment income	37,591,315		15,024,694		35,688,125

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	55,794,356		209,772,710		(80,102,339)
Futures contracts	– 0	–	– 0	–	(821,574)
Foreign currency transactions	(2,530)		– 0	–	(7,045,002)
Net change in unrealized appreciation/depreciation of:
Investments	74,952,806		1,425,472		(6,113,911	)(a)
Futures contracts	– 0	–	– 0	–	1,125,741
Foreign currency denominated assets and liabilities	– 0	–	– 0	–	(5,332,159)

Net gain (loss) on investment and foreign currency transactions	130,744,632		211,198,182		(98,289,244)

Net Increase (Decrease) in Net Assets from Operations	$168,335,947		$226,222,876		$(62,601,119)

(a)	Net of increase in accrued foreign capital gains taxes of $22,581.

See notes to financial statements.

208	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Statement of Operations

	International Growth		Short Duration Bond			Global Core Bond
Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $939,356, $0 and $0, respectively)	$23,405,987		$	– 0	–	$	– 0	–
Affiliated issuers	97,931			41,467			58,144
Interest	2,592			12,443,838			37,539,191
Securities lending income	633,495			– 0	–		– 0	–

Total income	24,140,005			12,485,305			37,597,335

Expenses
Custodian	292,470			178,590			234,916
Audit	62,950			45,040			45,142
Legal	35,805			25,135			68,477
Printing	6,495			4,202			8,055
Trustees’ fees	4,714			4,392			4,657
Registration fees	– 0	–		123			2,028
Miscellaneous	37,159			30,601			31,039

Total expenses	439,593			288,083			394,314

Net investment income	23,700,412			12,197,222			37,203,021

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	(61,943,453)			(4,996,344)			48,183,952	(a)
Futures contracts	– 0	–		313,861			(1,538,493)
Swap contracts	– 0	–		2,496			(1,077,987)
Foreign currency transactions	(10,810,474)			2,847,739			9,726,655
Net change in unrealized appreciation/depreciation of:
Investments	(22,898,612)			1,714,201			(1,562,549)
Futures contracts	– 0	–		(355,501)			(360,175)
Options written	2,449,013			– 0	–		– 0	–
Swap contracts	– 0	–		175,156			(101,159)
Foreign currency denominated assets, liabilities and other assets	(1,526,125)			(544,658)			(8,660,503)

Net gain (loss) on investment and foreign currency transactions	(94,729,651)			(843,050)			44,609,741

Net Increase (Decrease) in Net Assets from Operations	$(71,029,239)			$11,354,172			$81,812,762

(a)	Includes reimbursement from Advisor of $1,002,749 (See Note F).

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	209

Statement of Operations

	Bond Inflation Protection		High-Yield		Small-Mid Cap Value
Investment Income
Interest	$27,249,605		$32,685,913		$	– 0	–
Dividends
Unaffiliated issuers	– 0	–	349,150			5,747,040
Affiliated issuers	8,445		17,551			21,092
Securities lending income	– 0	–	– 0	–		36,845
Other fee income	– 0	–	62,505			– 0	–

Total income	27,258,050		33,115,119			5,804,977

Expenses
Custodian	177,368		203,055			105,428
Audit	54,099		64,121			44,232
Legal	23,584		22,266			34,000
Trustees’ fees	4,678		4,725			4,476
Printing	4,547		7,052			5,812
Registration fees	– 0	–	345			504
Miscellaneous	12,600		7,532			6,333

Total expenses before interest expense	276,876		309,096			200,785
Interest expense	584,276		– 0	–		– 0	–

Total expenses	861,152		309,096			200,785

Net investment income	26,396,898		32,806,023			5,604,192

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	18,082,302		3,920,181			35,803,404
Futures contracts	(3,007,361)		– 0	–		– 0	–
Options written	– 0	–	3,365,230			– 0	–
Swap contracts	(1,582,036)		111,066			– 0	–
Foreign currency transactions	5,094,075		2,162,971			– 0	–
Net change in unrealized appreciation/depreciation of:
Investments	5,570,602		9,231,068			13,884,317
Futures contracts	(724,688)		– 0	–		– 0	–
Options written	– 0	–	691,159			– 0	–
Swap contracts	(1,282,784)		1,564,309			– 0	–
Unfunded loan commitments	– 0	–	37,478			– 0	–
Foreign currency denominated assets and liabilities	297,732		(34,708)			– 0	–

Net gain on investment and foreign currency transactions	22,447,842		21,048,754			49,687,721

Net Increase in Net Assets from Operations	$48,844,740		$53,854,777			$55,291,913

See notes to financial statements.

210	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Statement of Operations

	Small-Mid Cap Growth		Multi-Asset Real Return*		Volatility Management
Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $0, $727,666 and $125,445, respectively)	$1,667,008		$13,513,679		$7,867,661
Affiliated issuers	26,582		61,383		1,010,947
Interest	– 0	–	244,696		1,028,617
Securities lending income	641,740		238,006		57,152

Total income	2,335,330		14,057,764		9,964,377

Expenses
Transfer agency—Class A	– 0	–	11,946		– 0	–
Custodian	123,239		257,287		336,947
Audit	39,888		65,541		62,044
Legal	35,626		41,061		36,160
Printing	6,173		6,220		2,468
Trustees’ fees	4,601		4,706		4,711
Registration fees	450		501		– 0	–
Amortization of offering expense	– 0	–	2,830		– 0	–
Administrative	– 0	–	– 0	–	58,181
Miscellaneous	6,616		515		60,663

Total expenses	216,593		390,607		561,174

Net investment income	2,118,737		13,667,157		9,403,203

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	76,734,106		5,098,438		(26,738,382)
Futures contracts	– 0	–	(2,549,505)		1,138,575
Options written	– 0	–	5,745,557		3,251,305
Swap contracts	– 0	–	(23,293,568)		7,897,835
Foreign currency transactions	– 0	–	1,124,926		(13,408,333)
Net change in unrealized appreciation/depreciation of:
Investments	(9,471,749)		(5,966,793	)(a)	17,776,523
Futures contracts	– 0	–	3,737,313		19,453,900
Options written	– 0	–	359,866		– 0	–
Swap contracts	– 0	–	(7,052,841)		643,942
Foreign currency denominated assets and liabilities	– 0	–	(873,169)		4,626,943

Net gain (loss) on investment and foreign currency transactions	67,262,357		(23,669,776)		14,642,308

Net Increase (Decrease) in Net Assets from Operations	$69,381,094		$(10,002,619)		$24,045,511

(a)	Net of increase in accrued foreign capital gains taxes of $207.

*	Consolidated (see Note A).

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	211

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	U.S. Value
	Year Ended August 31, 2012	Year Ended August 31, 2011
Increase in Net Assets from Operations
Net investment income	$37,591,315	$46,363,312
Net realized gain on investment and foreign currency transactions	55,791,826	200,463,053
Net change in unrealized appreciation/depreciation of investments	74,952,806	32,311,712

Net increase in net assets from operations	168,335,947	279,138,077
Dividends to Shareholders from
Net investment income	(42,821,254)	(42,781,375)
Transactions in Shares of Beneficial Interest
Net decrease	(895,071,723)	(231,391,163)

Total increase (decrease)	(769,557,030)	4,965,539
Net Assets
Beginning of period	1,942,793,504	1,937,827,965

End of period (including undistributed net investment income of $6,540,800 and $12,018,840, respectively)	$1,173,236,474	$1,942,793,504

See notes to financial statements.

212	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Statement of Changes in Net Assets

	U.S. Large Cap Growth
	Year Ended August 31, 2012	Year Ended August 31, 2011
Increase in Net Assets from Operations
Net investment income	$15,024,694	$24,082,966
Net realized gain on investment and foreign currency transactions	209,772,710	276,074,498
Net change in unrealized appreciation/depreciation of investments	1,425,472	108,585,412

Net increase in net assets from operations	226,222,876	408,742,876
Dividends to Shareholders from
Net investment income	(20,454,820)	(20,138,612)
Transactions in Shares of Beneficial Interest
Net decrease	(985,778,939)	(359,378,530)

Total increase (decrease)	(780,010,883)	29,225,734
Net Assets
Beginning of period	1,952,846,254	1,923,620,520

End of period (including undistributed net investment income of $1,663,017 and $7,526,754, respectively)	$1,172,835,371	$1,952,846,254

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	213

Statement of Changes in Net Assets

	International Value
	Year Ended August 31, 2012	Year Ended August 31, 2011
Increase (Decrease) in Net Assets from Operations
Net investment income	$35,688,125	$34,005,731
Net realized gain (loss) on investment and foreign currency transactions	(87,968,915)	30,984,726
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(10,320,329)	(3,025,225)

Net increase (decrease) in net assets from operations	(62,601,119)	61,965,232
Dividends to Shareholders from
Net investment income	(18,401,328)	(45,343,296)
Transactions in Shares of Beneficial Interest
Net increase (decrease)	82,828,281	(45,875,425)

Total increase (decrease)	1,825,834	(29,253,489)
Net Assets
Beginning of period	983,819,212	1,013,072,701

End of period (including undistributed net investment income of $18,042,012 and $6,668,594, respectively)	$985,645,046	$983,819,212

See notes to financial statements.

214	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Statement of Changes in Net Assets

	International Growth
	Year Ended August 31, 2012	Year Ended August 31, 2011
Increase (Decrease) in Net Assets from Operations
Net investment income	$23,700,412	$24,293,272
Net realized gain (loss) on investment and foreign currency transactions	(72,753,927)	78,606,100
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(21,975,724)	(43,962,926)

Net increase (decrease) in net assets from operations	(71,029,239)	58,936,446
Dividends to Shareholders from
Net investment income	(17,085,762)	(44,303,767)
Transactions in Shares of Beneficial Interest
Net increase (decrease)	64,880,967	(29,905,901)

Total decrease	(23,234,034)	(15,273,222)
Net Assets
Beginning of period	1,021,975,932	1,037,249,154

End of period (including undistributed net investment income of $6,021,808 and $10,217,632, respectively)	$998,741,898	$1,021,975,932

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	215

Statement of Changes in Net Assets

	Short Duration Bond
	Year Ended August 31, 2012	Year Ended August 31, 2011
Increase (Decrease) in Net Assets from Operations
Net investment income	$12,197,222	$22,638,369
Net realized loss on investment and foreign currency transactions	(1,832,248)	(14,277,435)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	989,198	22,623,147

Net increase in net assets from operations	11,354,172	30,984,081
Dividends to Shareholders from
Net investment income	(15,303,830)	(25,915,259)
Transactions in Shares of Beneficial Interest
Net increase (decrease)	(349,000,650)	62,658,671

Total increase (decrease)	(352,950,308)	67,727,493
Net Assets
Beginning of period	1,285,738,514	1,218,011,021

End of period (including undistributed net investment income of $2,261,415 and distributions in excess of net investment income of ($991,764), respectively)	$932,788,206	$1,285,738,514

See notes to financial statements.

216	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Statement of Changes in Net Assets

	Global Core Bond
	Year Ended August 31, 2012	Year Ended August 31, 2011
Increase (Decrease) in Net Assets from Operations
Net investment income	$37,203,021	$53,564,054
Net realized gain on investment and foreign currency transactions	55,294,127	25,742,930
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(10,684,386)	(5,299,531)

Net increase in net assets from operations	81,812,762	74,007,453
Dividends and Distributions to Shareholders from
Net investment income	(39,383,515)	(56,340,131)
Net realized gain on investment transactions	(32,616,025)	(3,197,066)
Transactions in Shares of Beneficial Interest
Net decrease	(192,868,890)	(60,630,492)

Total decrease	(183,055,668)	(46,160,236)
Net Assets
Beginning of period	1,307,262,509	1,353,422,745

End of period (including undistributed net investment income of $16,403,429 and $3,395,175, respectively)	$1,124,206,841	$1,307,262,509

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	217

Statement of Changes in Net Assets

	Bond Inflation Protection
	Year Ended August 31, 2012	Year Ended August 31, 2011
Increase in Net Assets from Operations
Net investment income	$26,396,898	$44,256,421
Net realized gain on investment and foreign currency transactions	18,586,980	4,484,669
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	3,860,862	22,163,161

Net increase in net assets from operations	48,844,740	70,904,251
Dividends and Distributions to Shareholders from
Net investment income	(43,265,419)	(19,696,303)
Net realized gain on investment transactions	(12,914,162)	– 0	–
Transactions in Shares of Beneficial Interest
Net increase (decrease)	87,325,784	(6,241,355)

Total increase	79,990,943	44,966,593
Net Assets
Beginning of period	712,730,508	667,763,915

End of period (including undistributed net investment income of $21,328,095 and $33,111,303, respectively)	$792,721,451	$712,730,508

See notes to financial statements.

218	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Statement of Changes in Net Assets

	High-Yield
	Year Ended August 31, 2012		Year Ended August 31, 2011
Increase (Decrease) in Net Assets from Operations
Net investment income	$32,806,023		$44,120,701
Net realized gain on investment and foreign currency transactions	9,559,448		17,498,951
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	11,489,306		(20,965,969)
Contributions from Adviser (see Note B)	– 0	–	3,487

Net increase in net assets from operations	53,854,777		40,657,170
Dividends to Shareholders from
Net investment income	(29,996,780)		(47,357,542)
Transactions in Shares of Beneficial Interest
Net increase (decrease)	(109,072,726)		1,372,306

Total decrease	(85,214,729)		(5,328,066)
Net Assets
Beginning of period	482,422,654		487,750,720

End of period (including undistributed net investment income of $8,311,095 and $2,411,731, respectively)	$397,207,925		$482,422,654

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	219

Statement of Changes in Net Assets

	Small-Mid Cap Value
	Year Ended August 31, 2012	Year Ended August 31, 2011
Increase (Decrease) in Net Assets from Operations
Net investment income	$5,604,192	$7,919,419
Net realized gain on investment transactions	35,803,404	83,651,355
Net change in unrealized appreciation/depreciation of investments	13,884,317	(1,487,080)

Net increase in net assets from operations	55,291,913	90,083,694
Dividends to Shareholders from
Net investment income	(4,570,365)	(7,671,358)
Transactions in Shares of Beneficial Interest
Net decrease	(219,021,030)	(85,888,438)

Total decrease	(168,299,482)	(3,476,102)
Net Assets
Beginning of period	497,048,951	500,525,053

End of period (including undistributed net investment income of $2,716,720 and $1,717,564, respectively)	$328,749,469	$497,048,951

See notes to financial statements.

220	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Statement of Changes in Net Assets

	Small-Mid Cap Growth
	Year Ended August 31, 2012	Year Ended August 31, 2011
Increase (Decrease) in Net Assets from Operations
Net investment income	$2,118,737	$2,556,485
Net realized gain on investment transactions	76,734,106	174,050,355
Net change in unrealized appreciation/depreciation of investments	(9,471,749)	18,014,101

Net increase in net assets from operations	69,381,094	194,620,941
Dividends and Distributions to Shareholders from
Net investment income	(2,298,494)	(2,621,006)
Net realized gain on investment transactions	(124,716,703)	– 0	–
Transactions in Shares of Beneficial Interest
Net decrease	(118,667,468)	(207,657,215)

Total decrease	(176,301,571)	(15,657,280)
Net Assets
Beginning of period	504,935,832	520,593,112

End of period (including undistributed net investment income of $439,652 and $476,996, respectively)	$328,634,261	$504,935,832

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	221

Statement of Changes in Net Assets

	Multi-Asset Real Return*
	Year Ended August 31, 2012	Year Ended August 31, 2011
Increase (Decrease) in Net Assets from Operations
Net investment income	$13,667,157	$25,176,162
Net realized gain (loss) on investment and foreign currency transactions	(13,874,152)	245,866,795
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(9,795,624)	(129,127,865)

Net increase (decrease) in net assets from operations	(10,002,619)	141,915,092
Dividends to Shareholders from
Net investment income	(34,377,414)	(76,523,004)
Transactions in Shares of Beneficial Interest
Net decrease	(344,972,619)	(53,153,080)

Total increase (decrease)	(389,352,652)	12,239,008
Net Assets
Beginning of period	937,281,331	925,042,323

End of period (including undistributed net investment income of $14,340,279 and $9,388,832, respectively)	$547,928,679	$937,281,331

*	Consolidated (see Note A).

See notes to financial statements.

222	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Statement of Changes in Net Assets

	Volatility Management
	Year Ended August 31, 2012	Year Ended August 31, 2011
Increase (Decrease) in Net Assets from Operations
Net investment income	$9,403,203	$2,935,174
Net realized gain (loss) on investment and foreign currency transactions	(27,859,000)	36,703,854
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	42,501,308	8,573,688

Net increase in net assets from operations	24,045,511	48,212,716
Dividends and Distributions to Shareholders from
Net investment income	(5,546,626)	(2,676,402)
Net realized gain on investment transactions	(24,959,819)	(12,752,268)
Transactions in Shares of Beneficial Interest
Net increase (decrease)	1,410,360,256	(44,653,853)

Total increase (decrease)	1,403,899,322	(11,869,807)
Net Assets
Beginning of period	284,382,518	296,252,325

End of period (including distributions in excess of net investment income of ($236,876) and undistributed net investment income of $1,247,447, respectively)	$1,688,281,840	$284,382,518

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	223

Statement of Changes in Net Assets

STATEMENT OF CASH FLOWS

Year Ended August 31, 2012

	Bond Inflation Protection*
Increase (Decrease) in Cash from
Operating Activities:
Interest and dividends received	$23,522,806
Interest expense paid	(584,276)
Operating expenses paid	(286,398)
Purchases of long-term investments	(627,090,997)
Proceeds from disposition of long-term investments	547,653,100
Proceeds from disposition of short-term investments, net	20,449,248
Payments on swap contracts, net	(2,439,828)
Variation margin paid on futures contracts	(3,250,662)

Net decrease in cash from operating activities		$(42,027,007)
Financing Activities:
Subscriptions of beneficial interest, net	30,627,919
Increase in reverse repurchase agreements	6,857,390

Net increase in cash from financing activities		37,485,309
Effect of exchange rate on cash		4,591,345

Net increase in cash		49,647
Cash at beginning of period		851,950

Cash at end of period		$901,597

Reconciliation of Net Increase in Net Assets from Operations to Net Decrease in Cash from Operating Activities:
Net increase in net assets from operations		$48,844,740
Adjustments:
Decrease in interest and dividends receivable	$1,253,220
Net accretion of bond discount and amortization of bond premium	6,815,669
Inflation Index Income	(11,694,313)
Decrease in accrued expenses	(9,522)
Purchases of long-term investments	(627,090,997)
Proceeds from disposition of long-term investments	547,653,100
Proceeds from disposition of short-term investments, net	20,449,248
Payments on swap contracts, net	(2,439,828)
Variation margin paid on futures contracts	(3,250,662)
Net realized gain on investment and foreign currency transactions	(18,696,800)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(3,860,862)

Total adjustments		(90,871,747)

Net decrease in cash from operating activities		$(42,027,007)

*	In accordance with U.S. GAAP, the Portfolio has included a Statement of Cash Flows as a result of its substantial investments in reverse repurchase agreements at period end.

See notes to financial statements.

224	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Statement of Cash Flows

NOTES TO FINANCIAL STATEMENTS

August 31, 2012

NOTE A

Significant Accounting Policies

The AllianceBernstein Pooling Portfolios (the “Trust”) was organized as a Massachusetts business trust on November 11, 2004 and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Trust is currently comprised of twelve separate series: AllianceBernstein U.S. Value Portfolio, AllianceBernstein U.S. Large Cap Growth Portfolio, AllianceBernstein International Value Portfolio, AllianceBernstein International Growth Portfolio, AllianceBernstein Short Duration Bond Portfolio, AllianceBernstein Global Core Bond Portfolio (formerly, AllianceBernstein Intermediate Duration Bond Portfolio), AllianceBernstein Bond Inflation Protection Portfolio, AllianceBernstein High-Yield Portfolio, AllianceBernstein Small-Mid Cap Value Portfolio, AllianceBernstein Small-Mid Cap Growth Portfolio, AllianceBernstein Multi-Asset Real Return Portfolio and AllianceBernstein Volatility Management Portfolio (collectively, the “Portfolios”). As part of AllianceBernstein Multi-Asset Real Return Portfolio’s investment strategy, the Portfolio seeks to gain exposure to commodities and commodities-related instruments and derivatives primarily through investments in AllianceBernstein Cayman Inflation Pooling Subsidiary, Ltd., a wholly-owned subsidiary of the Portfolio organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary was incorporated and commenced operations on October 18, 2010. The Multi-Asset Real Return Portfolio is the sole shareholder of the Subsidiary and it is intended that the Portfolio will remain the sole shareholder and will continue to control the Subsidiary. Under the Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. As of August 31, 2012, net assets of the Multi-Asset Real Return Portfolio were $547,928,679, of which approximately $112,064,002, or approximately 20.45%, represented the Portfolio’s ownership of all issued shares and voting rights of the Subsidiary. This report presents the consolidated financial statements and portfolio of investments of AllianceBernstein Multi-Asset Real Return Portfolio and the Subsidiary. All intercompany transactions and balances have been eliminated in consolidation. Each Portfolio is considered to be a separate entity for financial reporting and tax purposes. Shares of the Portfolios are offered exclusively to mutual funds advised by and certain other institutional clients of AllianceBernstein L.P. (the “Adviser”). A Portfolio’s shares may be purchased at the relevant net asset value without a sales charge or other fee. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolios.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	225

Notes to Financial Statements

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Trust’s Board of Trustees.

In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures contracts are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolios may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolios value their securities at 4:00 p.m., Eastern Time. The earlier close of foreign markets gives rise

226	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

to the possibility that significant events, including broad market moves, may have occurred between the close of the foreign markets and the time at which the Portfolios value their securities which may materially affect the value of securities trading in such markets.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolios. Unobservable inputs reflect the Portfolios’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investment
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	227

Notes to Financial Statements

The following tables summarize the valuation of the Portfolios’ investments by the above fair value hierarchy levels as of August 31, 2012:

U.S. Value Portfolio
Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks*:	$1,159,073,407		$	– 0	–	$	– 0	–	$1,159,073,407
Short-Term Investments	12,230,426			– 0	–		– 0	–	12,230,426
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	19,132,325			– 0	–		– 0	–	19,132,325

Total Investments in Securities	1,190,436,158			– 0	–		– 0	–	1,190,436,158
Other Financial Instruments**	– 0	–		– 0	–		– 0	–	– 0	–

Total++	$1,190,436,158		$	– 0	–	$	– 0	–	$1,190,436,158

U.S. Large Cap Growth Portfolio
Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks*	$1,140,294,197		$	– 0	–	$	– 0	–	$1,140,294,197
Short-Term Investments	36,691,232			– 0	–		– 0	–	36,691,232
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	6,843,880			– 0	–		– 0	–	6,843,880

Total Investments in Securities	1,183,829,309			– 0	–		– 0	–	1,183,829,309
Other Financial Instruments**	– 0	–		– 0	–		– 0	–	– 0	–

Total++	$1,183,829,309		$	– 0	–	$	– 0	–	$1,183,829,309

228	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

International Value Portfolio
Investments in Securities:	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Financials	$28,544,552		$188,666,773		$	– 0	–	$217,211,325
Energy	50,547,628		92,132,839			– 0	–	142,680,467
Consumer Discretionary	7,467,966		123,543,805			– 0	–	131,011,771
Materials	41,830,569		57,559,027			– 0	–	99,389,596
Information Technology	– 0	–	85,870,231			– 0	–	85,870,231
Telecommunication Services	7,411,887		61,903,304			– 0	–	69,315,191
Health Care	– 0	–	67,217,982			– 0	–	67,217,982
Industrials	– 0	–	63,609,409			– 0	–	63,609,409
Consumer Staples	7,148,828		54,060,184			– 0	–	61,209,012
Utilities	– 0	–	32,542,485			– 0	–	32,542,485
Short-Term Investments	11,296,821		– 0	–		– 0	–	11,296,821
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	26,420,345		– 0	–		– 0	–	26,420,345

Total Investments in Securities	180,668,596		827,106,039	+		– 0	–	1,007,774,635
Other Financial Instruments**:
Assets:
Futures Contracts	674,650		– 0	–		– 0	–	674,650	#
Forward Currency Exchange Contracts	– 0	–	2,810,013			– 0	–	2,810,013
Liabilities:
Forward Currency Exchange Contracts	– 0	–	(3,953,423)			– 0	–	(3,953,423)

Total(a)	$181,343,246		$825,962,629		$	– 0	–	$1,007,305,875

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	229

Notes to Financial Statements

International Growth Portfolio
Investments in Securities:	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Financials	$23,374,425		$250,365,562		$	– 0	–	$273,739,987
Consumer Discretionary	52,538,958		156,790,147			– 0	–	209,329,105
Industrials	7,571,888		159,864,363			– 0	–	167,436,251
Consumer Staples	10,251,522		107,541,080			– 0	–	117,792,602
Energy	27,418,307		81,982,753			– 0	–	109,401,060
Information Technology	18,977,336		60,497,195			– 0	–	79,474,531
Utilities	12,239,160		– 0	–		– 0	–	12,239,160
Materials	– 0	–	10,539,184			– 0	–	10,539,184
Health Care	2,660,180		6,902,148			– 0	–	9,562,328
Options Purchased – Puts	– 0	–	1,452,759			– 0	–	1,452,759
Warrants	– 0	–	– 0	–		1,379,326		1,379,326
Short-Term Investments	2,418,529		– 0	–		– 0	–	2,418,529
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	100,018,471		– 0	–		– 0	–	100,018,471

Total Investments in Securities	257,468,776		835,935,191	+		1,379,326		1,094,783,293
Other Financial Instruments**:
Assets:
Forward Currency Exchange Contracts	– 0	–	3,054,965			– 0	–	3,054,965
Liabilities:
Forward Currency Exchange Contracts	– 0	–	(4,106,353)			– 0	–	(4,106,353)
Call Options Written	– 0	–	(176,092)			– 0	–	(176,092)

Total(b)	$257,468,776		$834,707,711			$1,379,326		$1,093,555,813

230	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

Short Duration Bond Portfolio
Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Mortgage Pass-Throughs	$	– 0	–	$344,020,431		$	– 0	–	$344,020,431
Governments – Treasuries		– 0	–	307,053,664			– 0	–	307,053,664
Asset-Backed Securities		– 0	–	126,704,370			16,382,420	^	143,086,790
Corporates – Investment Grades		– 0	–	72,156,058			– 0	–	72,156,058
Commercial Mortgage-Backed Securities		– 0	–	32,030,259			14,711,880		46,742,139
Collateralized Mortgage Obligations		– 0	–	19,044,896			2,921,216		21,966,112
Inflation-Linked Securities		– 0	–	10,768,435			– 0	–	10,768,435
Governments – Sovereign Agencies		– 0	–	6,435,225			– 0	–	6,435,225
Short-Term Investments		6,761,140		– 0	–		– 0	–	6,761,140

Total Investments in Securities		6,761,140		918,213,338			34,015,516		958,989,994
Other Financial Instruments**:
Assets:
Futures Contracts		237,717		– 0	–		– 0	–	237,717	#
Cross Currency Swap Contracts		– 0	–	– 0	–		175,156		175,156
Liabilities:
Futures Contracts		(206,108)		– 0	–		– 0	–	(206,108	)#
Forward Currency Exchange Contracts		– 0	–	(105,246)			– 0	–	(105,246)

Total++		$6,792,749		$918,108,092			$34,190,672		$959,091,513

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	231

Notes to Financial Statements

Global Core Bond Portfolio
Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Governments – Treasuries	$	– 0	–	$428,795,772		$	– 0	–	$428,795,772
Corporates – Investment Grades		– 0	–	326,673,928			– 0	–	326,673,928
Mortgage Pass-Throughs		– 0	–	117,645,371			– 0	–	117,645,371
Asset-Backed Securities		– 0	–	43,785,444			5,411,002		49,196,446
Commercial Mortgage-Backed Securities		– 0	–	33,823,863			12,492,233		46,316,096
Governments – Sovereign Agencies		– 0	–	42,528,755			– 0	–	42,528,755
Agencies		– 0	–	41,027,842			– 0	–	41,027,842
Covered Bonds		– 0	–	24,315,001			– 0	–	24,315,001
Quasi-Sovereigns		– 0	–	16,264,571			– 0	–	16,264,571
Governments – Sovereign Bonds		– 0	–	7,851,804			– 0	–	7,851,804
Local Governments – Municipal Bonds		– 0	–	4,452,115			– 0	–	4,452,115
Supranationals		– 0	–	3,243,879			– 0	–	3,243,879
Collateralized Mortgage Obligations		– 0	–	– 0	–		2,357,797		2,357,797
Short-Term Investments		23,524,259		– 0	–		– 0	–	23,524,259

Total Investments in Securities		23,524,259		1,090,408,345			20,261,032		1,134,193,636
Other Financial Instruments**:
Assets:
Forward Currency Exchange Contracts		– 0	–	385,033			– 0	–	385,033
Liabilities:
Futures Contracts		(354,372)		– 0	–		– 0	–	(354,372	)#
Forward Currency Exchange Contracts		– 0	–	(7,215,876)			– 0	–	(7,215,876)

Total++		$23,169,887		$1,083,577,502			$20,261,032		$1,127,008,421

232	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

Bond Inflation Protection Portfolio
Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Inflation-Linked Securities	$	– 0	–	$793,783,027		$	– 0	–	$793,783,027
Corporates – Investment Grades		– 0	–	161,905,858			– 0	–	161,905,858
Asset-Backed Securities		– 0	–	57,283,616			8,646,219		65,929,835
Commercial Mortgage-Backed Securities		– 0	–	33,195,690			4,328,766		37,524,456
Mortgage Pass-Throughs		– 0	–	29,136,699			– 0	–	29,136,699
Quasi-Sovereigns		– 0	–	8,493,619			– 0	–	8,493,619
Agencies		– 0	–	8,335,707			– 0	–	8,335,707
Corporates – Non-Investment Grades		– 0	–	7,704,396			– 0	–	7,704,396
Governments – Sovereign Bonds		– 0	–	2,760,519			– 0	–	2,760,519
Bank Loans		– 0	–	– 0	–		1,108,530		1,108,530
Short-Term Investments		3,510,917		– 0	–		– 0	–	3,510,917

Total Investments in Securities		3,510,917		1,102,599,131			14,083,515		1,120,193,563
Other Financial Instruments**:
Assets:
Forward Currency Exchange Contracts		– 0	–	1,005			– 0	–	1,005
Credit Default Swap Contracts		– 0	–	20,477			– 0	–	20,477
Liabilities:
Futures Contracts		(541,047)		– 0	–		– 0	–	(541,047)#
Forward Currency Exchange Contracts		– 0	–	(283,697)			– 0	–	(283,697)
Interest Rate Swap Contracts		– 0	–	(3,232,964)			– 0	–	(3,232,964)
Credit Default Swap Contracts		– 0	–	(8,178)			– 0	–	(8,178)

Total++		$2,969,870		$1,099,095,774			$14,083,515		$1,116,149,159

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	233

Notes to Financial Statements

High-Yield Portfolio
Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Corporates – Non-Investment Grades	$	– 0	–	$286,677,856		$1,233,762		$287,911,618
Corporates – Investment Grades		– 0	–	24,340,018		759,615		25,099,633
Governments – Treasuries		– 0	–	18,444,605		– 0	–	18,444,605
Emerging Markets – Corporate Bonds		– 0	–	11,309,275		428,143		11,737,418
Bank Loans		– 0	–	– 0	–	10,958,957		10,958,957
Emerging Markets – Sovereigns		– 0	–	8,350,772		– 0	–	8,350,772
Commercial Mortgage-Backed Securities		– 0	–	– 0	–	6,982,910		6,982,910
Quasi-Sovereigns		– 0	–	6,250,288		– 0	–	6,250,288
Asset-Backed Securities		– 0	–	– 0	–	4,611,998		4,611,998
Preferred Stocks		3,528,234		730,402		– 0	–	4,258,636
Collateralized Mortgage Obligations		– 0	–	– 0	–	3,181,707		3,181,707
Governments – Sovereign Bonds		– 0	–	2,011,596		– 0	–	2,011,596
Common Stocks		380,528		– 0	–	1,134,891		1,515,419
Local Governments – Municipal Bonds		– 0	–	1,279,519		– 0	–	1,279,519
Governments – Sovereign Agencies		– 0	–	493,185		– 0	–	493,185
Options Purchased – Puts		– 0	–	162,027		– 0	–	162,027
Options Purchased – Calls		– 0	–	36,000		– 0	–	36,000
Warrants		– 0	–	– 0	–	– 0	–^	– 0	–
Short-Term Investments		5,560,564		– 0	–	– 0	–	5,560,564

Total Investments in Securities		9,469,326		360,085,543		29,291,983		398,846,852
Other Financial Instruments**:
Assets:
Forward Currency Exchange Contracts		– 0	–	8,652		– 0	–	8,652
Credit Default Swap Contracts		– 0	–	1,504,230		– 0	–	1,504,230

234	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

High-Yield Portfolio
Investments in Securities:	Level 1		Level 2			Level 3			Total
Liabilities:
Forward Currency Exchange Contracts	$ – 0	–		$(603,657)		$	– 0	–	$(603,657)
Credit Default Swaptions Written				(109,531)			– 0	–	(109,531)
Interest Rate Swap Contracts	– 0	–		(357,184)			– 0	–	(357,184)
Credit Default Swap Contracts	– 0	–		(2,000,065)			– 0	–	(2,000,065)
Unfunded Loan Commitments	– 0	–		– 0 –			(105,188)		(105,188)

Total##	$9,469,326			$358,527,988			$29,186,795		$397,184,109

Small-Mid Cap Value Portfolio
Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks*	$324,585,348		$	– 0	–	$	– 0	–	$324,585,348
Short-Term Investments	5,855,974			– 0	–		– 0	–	5,855,974
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	8,083,392			– 0	–		– 0	–	8,083,392

Total Investments in Securities	338,524,714			– 0	–		– 0	–	338,524,714
Other Financial Instruments**	– 0	–		– 0	–		– 0	–	– 0	–

Total++	$338,524,714		$	– 0	–	$	– 0	–	$338,524,714

Small-Mid Cap Growth Portfolio
Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks*	$326,086,118		$	– 0	–	$	– 0	–	$326,086,118
Short-Term Investments	1,569,772			– 0	–		– 0	–	1,569,772
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	22,658,967			– 0	–		– 0	–	22,658,967

Total Investments in Securities	350,314,857			– 0	–		– 0	–	350,314,857
Other Financial Instruments**	– 0	–		– 0	–		– 0	–	– 0	–

Total++	$350,314,857		$	– 0	–	$	– 0	–	$350,314,857

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	235

Notes to Financial Statements

Multi-Asset Real Return Portfolio***
Investments in Securities:	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Energy	$82,233,199		$50,130,259		$	– 0	–	$132,363,458
Materials	33,085,045		31,931,064			123,918		65,140,027
Equity: Other	22,455,265		33,619,115			– 0	–	56,074,380
Retail	21,268,928		17,663,203			– 0	–	38,932,131
Residential	19,145,112		7,055,763			– 0	–	26,200,875
Office	8,731,999		6,999,310			– 0	–	15,731,309
Lodging	5,071,952		2,059,743			– 0	–	7,131,695
Industrials	2,175,467		4,771,241			– 0	–	6,946,708
Food Beverage & Tobacco	1,321,079		– 0	–		– 0	–	1,321,079
Inflation-Linked Securities	– 0	–	77,181,000			– 0	–	77,181,000
Investment Companies	6,137,279		– 0	–		– 0	–	6,137,279
Options Purchased – Puts	– 0	–	1,287,265			– 0	–	1,287,265
Options Purchased – Calls	– 0	–	156,758			– 0	–	156,758
Short-Term Investments:
Investment Companies	42,969,182		– 0	–		– 0	–	42,969,182
U.S. Treasury Bills	– 0	–	54,791,333			– 0	–	54,791,333
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	16,100,779		– 0	–		– 0	–	16,100,779

Total Investments in Securities	260,695,286		287,646,054	+		123,918		548,465,258
Other Financial Instruments**:
Assets:
Futures Contracts	4,018,647		– 0	–		– 0	–	4,018,647 #
Forward Currency Exchange Contracts	– 0	–	786,485			– 0	–	786,485
Total Return Swap Contracts	– 0	–	4,265,233			– 0	–	4,265,233
Liabilities:
Futures Contracts	(2,471,104)		– 0	–		– 0	–	(2,471,104)#
Forward Currency Exchange Contracts	– 0	–	(1,860,805)			– 0	–	(1,860,805)
Call Options Written	– 0	–	(17,172)			– 0	–	(17,172)
Put Options Written	– 0	–	(524,643)			– 0	–	(524,643)
Interest Rate Swap Contracts	– 0	–	(439,513)			– 0	–	(439,513)

Total(c)	$262,242,829		$289,855,639			$123,918		$552,222,386

236	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

Volatility Management Portfolio
Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks:
Information Technology	$70,000,281		$	– 0	–	$	– 0	–	$70,000,281
Financials	43,168,428			1,737,192			– 0	–	44,905,620
Health Care	40,720,822			– 0	–		– 0	–	40,720,822
Industrials	37,269,260			2,160,215			– 0	–	39,429,475
Energy	38,574,516			– 0	–		– 0	–	38,574,516
Consumer Staples	38,432,116			– 0	–		– 0	–	38,432,116
Consumer Discretionary	37,788,716			– 0	–		– 0	–	37,788,716
Equity: Other	16,950,623			18,836,115			– 0	–	35,786,738
Retail	14,615,510			10,624,561			– 0	–	25,240,071
Residential	12,450,106			2,576,692			– 0	–	15,026,798
Office	7,001,288			6,160,211			– 0	–	13,161,499
Utilities	12,119,481			– 0	–		– 0	–	12,119,481
Materials	11,505,331			– 0	–		– 0	–	11,505,331
Telecommunication Services	10,602,911			– 0	–		– 0	–	10,602,911
Lodging	3,173,381			116,931			– 0	–	3,290,312
Investment Companies	75,996,930			63,253			– 0	–	76,060,183
Rights	– 0	–		– 0	–		7,638		7,638
Warrants	– 0	–		– 0	–		– 0	–^	– 0	–
Short-Term Investments	1,149,608,460			– 0	–		– 0	–	1,149,608,460
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	8,166,861			– 0	–		– 0	–	8,166,861

Total Investments in Securities	1,628,145,021			42,275,170	+		7,638		1,670,427,829
Other Financial Instruments**:
Assets:
Futures Contracts	18,041,024			– 0	–		– 0	–	18,041,024	#
Forward Currency Exchange Contracts	– 0	–		4,500,191			– 0	–	4,500,191
Total Return Swap Contracts	– 0	–		631,904			– 0	–	631,904
Liabilities:
Futures Contracts	(134,959)			– 0	–		– 0	–	(134,959	)#
Forward Currency Exchange Contracts	– 0	–		(246,302)			– 0	–	(246,302)

Total##	$1,646,051,086			$47,160,963			$7,638		$1,693,219,687

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	237

Notes to Financial Statements

^	The Portfolio held securities with zero value at period end.

*	See Portfolio of Investments for sector classifications.

**	Other financial instruments are derivative instruments, such as futures, forwards, swap contracts and unfunded loan commitments, which are valued at the unrealized appreciation/depreciation on the instrument.

***	Consolidated (see Note A).

+

A significant portion of the Portfolio’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

++	There were no transfers between Level 1 and Level 2 during the reporting period.

#

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/depreciation of futures contracts as reported in the portfolio of investments.

##	There were de minimis transfers under 1% of net assets between Level 1 and Level 2 during the reporting period.

(a)	An amount of $17,781,015 was transferred from Level 2 to Level 1 due to increase in observable inputs during the reporting period.

(b)	An amount of $15,564,987 was transferred from Level 1 to Level 2 due to insufficient observable inputs during the reporting period.

(c)	An amount of $17,709,675 was transferred from Level 2 to Level 1 due to increase in observable inputs during the reporting period.

The Portfolios recognize all transfers between levels of the fair value hierarchy assumes the financial instrument was transferred at the beginning of the reporting period. Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

International Growth Portfolio	Warrants			Total
Balance as of 8/31/11	$	– 0	–	$	– 0	–
Accrued discounts/(premiums)		– 0	–		– 0	–
Realized gain (loss)		– 0	–		– 0	–
Change in unrealized appreciation/depreciation		(84,949)			(84,949)
Purchases		1,464,275			1,464,275
Sales		– 0	–		– 0	–
Transfers in to Level 3		– 0	–		– 0	–
Transfers out of Level 3		– 0	–		– 0	–

Balance as of 8/31/12		$1,379,326			$1,379,326

Net change in unrealized appreciation/depreciation from Investments held as of 8/31/12*		$(84,949)			$(84,949)

238	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

Short Duration Bond Portfolio	Asset-Backed Securities		Commercial Mortgage-Backed Securities		Collateralized Mortgage Obligations
Balance as of 8/31/11	$21,463,661		$30,986,926		$16,186,730
Accrued discounts/(premiums)	2,761		(806)		74
Realized gain (loss)	(8,815,006)		(1,992,732)		(3,552,301)
Change in unrealized appreciation/depreciation	8,757,814		1,253,080		3,019,126
Purchases	10,069,272		– 0	–	– 0	–
Sales	(15,096,082)		(5,433,113)		(12,865,410)
Settlements	– 0	–	– 0	–	– 0	–
Transfers in to Level 3+	– 0	–	2,925,161		132,997
Transfers out of Level 3**	– 0	–	(13,026,636)		– 0	–

Balance as of 8/31/12++	$16,382,420		$14,711,880		$2,921,216

Net change in unrealized appreciation/depreciation from Investments held as of 8/31/12*	$260,538		$86,869		$(334,607)

	Cross Currency Swap Contracts		Total
Balance as of 8/31/11	$ – 0	–	$68,637,317
Accrued discounts/(premiums)	– 0	–	2,029
Realized gain (loss)	2,954		(14,357,085)
Change in unrealized appreciation/depreciation	175,156		13,205,176
Purchases	– 0	–	10,069,272
Sales	– 0	–	(33,394,605)
Settlements	(2,954)		(2,954)
Transfers in to Level 3	– 0	–	3,058,158
Transfers out of Level 3	– 0	–	(13,026,636)

Balance as of 8/31/12	$175,156		$34,190,672

Net change in unrealized appreciation/depreciation from Investments held as of 8/31/12*	$175,156		$187,956

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	239

Notes to Financial Statements

Global Core Bond Portfolio	Asset-Backed Securities		Commercial Mortgage-Backed Securities		Collateralized Mortgage Obligations
Balance as of 8/31/11	$8,643,573		$18,537,925		$9,320,078
Accrued discounts/(premiums)	579		(83,006)		277
Realized gain (loss)	2,443		431,694		(5,483,725)
Change in unrealized appreciation/depreciation	665,729		524,573		6,360,260
Purchases	1,407,710		– 0	–	– 0	–
Sales	(5,309,032)		(6,918,953)		(8,126,415)
Transfers in to Level 3	– 0	–	– 0	–	287,322
Transfers out of Level 3	– 0	–	– 0	–	– 0	–

Balance as of 8/31/12++	$5,411,002		$12,492,233		$2,357,797

Net change in unrealized appreciation/depreciation from Investments held as of 8/31/12*	$665,729		$893,423		$137,367

	Total
Balance as of 8/31/11	$36,501,576
Accrued discounts/(premiums)	(82,150)
Realized gain (loss)	(5,049,588)
Change in unrealized appreciation/depreciation	7,550,562
Purchases	1,407,710
Sales	(20,354,400)
Transfers in to Level 3	287,322
Transfers out of Level 3	– 0	–

Balance as of 8/31/12	$20,261,032

Net change in unrealized appreciation/depreciation from Investments held as of 8/31/12*	$1,696,519

240	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

Bond Inflation Protection Portfolio	Asset-Backed Securities		Commercial Mortgage-Backed Securities		Bank Loans
Balance as of 8/31/11	$1,473,812		$4,871,181		$	– 0	–
Accrued discounts/(premiums)	33		(24,032)			568
Realized gain (loss)	4,429		(49,937)			27
Change in unrealized appreciation/depreciation	61,290		189,352			21,534
Purchases	7,871,790		4,187,335			1,089,151
Sales	(765,135)		(4,845,133)			(2,750)
Transfers in to Level 3	– 0	–	– 0	–		– 0	–
Transfers out of Level 3	– 0	–	– 0	–		– 0	–

Balance as of 8/31/12	$8,646,219		$4,328,766			$1,108,530

Net change in unrealized appreciation/depreciation from Investments held as of 8/31/12*	$61,290		$183,295			$21,534

	Total
Balance as of 8/31/11	$6,344,993
Accrued discounts/(premiums)	(23,431)
Realized gain (loss)	(45,481)
Change in unrealized appreciation/depreciation	272,176
Purchases	13,148,276
Sales	(5,613,018)
Transfers in to Level 3	– 0	–
Transfers out of Level 3	– 0	–

Balance as of 8/31/12	$14,083,515

Net change in unrealized appreciation/depreciation from Investments held as of 8/31/12*	$266,119

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	241

Notes to Financial Statements

High-Yield Portfolio	Corporates - Non-Investment Grades		Corporates - Investment Grade		Emerging Markets - Corporate Bonds
Balance as of 8/31/11	$ – 0	–	$ – 0	–	$ – 0	–
Accrued discounts/(premiums)	(33,253)		(2,034)		(864)
Realized gain (loss)	462		– 0	–	– 0	–
Change in unrealized appreciation/depreciation	(12,275)		127,214		17,537
Purchases	692,393		– 0	–	204,500
Sales	(98,111)		– 0	–	– 0	–
Transfers in to Level 3	684,546		634,435		206,970
Transfers out of Level 3	– 0	–	– 0	–	– 0	–

Balance as of 8/31/12++	$1,233,762		$759,615		$428,143

Net change in unrealized appreciation/depreciation from Investments held as of 8/31/12*	$(12,275)		$127,214		$17,537

	Bank Loans		Commercial Mortgage-Backed Securities		Asset-Backed Securities
Balance as of 8/31/11	$10,343,363		$8,359,213		$4,150,561
Accrued discounts/(premiums)	187,657		101,465		87,024
Realized gain (loss)	(204,145)		437,236		9,747
Change in unrealized appreciation/depreciation	192,596		197,243		549,757
Purchases	9,250,171		2,586,389		– 0	–
Sales	(8,810,685)		(4,698,636)		(185,091)
Transfers in to Level 3	– 0	–	– 0	–	– 0	–
Transfers out of Level 3	– 0	–	– 0	–	– 0	–

Balance as of 8/31/12	$10,958,957		$6,982,910		$4,611,998

Net change in unrealized appreciation/depreciation from Investments held as of 8/31/12*	$(143,723)		$544,981		$549,757

242	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

	Collateralized Mortgage Obligations			Common Stocks			Option Purchased - Puts
Balance as of 8/31/11		$3,199,181			$1,177,497			$70,508
Accrued discounts/(premiums)		45,470			– 0	–		– 0	–
Realized gain (loss)		(25,025)			– 0	–		(186,288)
Change in unrealized appreciation/depreciation		261,037			(42,606)			115,780
Purchases		1,205,992			– 0	–		– 0	–
Sales		(1,504,948)			– 0	–		– 0	–
Transfers in to Level 3		– 0	–		– 0	–		– 0	–
Transfers out of Level 3		– 0	–		– 0	–		– 0	–

Balance as of 8/31/12		$3,181,707			$1,134,891		$	– 0	–

Net change in unrealized appreciation/depreciation from Investments held as of 8/31/12*		$190,524			$(42,606)		$	– 0	–

	Option Purchased - Calls			Warrants^			Credit Default Swaptions Written
Balance as of 8/31/11		$42,334		$	– 0	–		$(23,659)
Accrued discounts/(premiums)		– 0	–		– 0	–		– 0	–
Realized gain (loss)		(234,050)			– 0	–		220,100
Change in unrealized appreciation/depreciation		191,716			– 0	–		(196,441)
Purchases		– 0	–		– 0	–		– 0	–
Sales		– 0	–		– 0	–		– 0	–
Transfers in to Level 3		– 0	–		– 0	–		– 0	–
Transfers out of Level 3		– 0	–		– 0	–		– 0	–

Balance as of 8/31/12	$	– 0	–	$	– 0	–	$	– 0	–

Net change in unrealized appreciation/depreciation from Investments held as of 8/31/12*	$	– 0	–	$	– 0	–	$	– 0	–

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	243

Notes to Financial Statements

	Credit Default Swap Contracts			Unfunded Loan Commitments		Total
Balance as of 8/31/11		$409,234		$(141,844)		$27,586,388
Accrued discounts/(premiums)		– 0	–	– 0	–	385,465
Realized gain (loss)		697,000		– 0	–	715,037
Change in unrealized appreciation/depreciation		(409,234)		36,656		1,028,980
Purchases		– 0	–	– 0	–	13,939,445
Sales		(697,000)		– 0	–	(15,994,471)
Transfers in to Level 3		– 0	–	– 0	–	1,525,951
Transfers out of Level 3		– 0	–	– 0	–	– 0	–

Balance as of 8/31/12	$	– 0	–	$(105,188)		$29,186,795

Net change in unrealized appreciation/depreciation from Investments held as of 8/31/12*	$	– 0	–	$36,656		$1,268,065

Multi-Asset Real Return Portfolio	Energy		Total
Balance as of 8/31/11	$2,927,738		$2,927,738
Accrued discounts/(premiums)	– 0	–	– 0	–
Realized gain (loss)	– 0	–	– 0	–
Change in unrealized appreciation/depreciation	(473,629)		(473,629)
Purchases	– 0	–	– 0	–
Sales	– 0	–	– 0	–
Transfers in to Level 3	597,547		597,547
Transfers out of Level 3	(2,927,738)		(2,927,738)

Balance as of 8/31/12	$123,918		$123,918

Net change in unrealized appreciation/depreciation from Investments held as of 8/31/12*	$(473,629)		$(473,629)

244	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

Volatility Management Portfolio	Rights			Warrants^			Total
Balance as of 8/31/11	$	– 0	–	$	– 0	–	$	– 0	–
Accrued discounts/(premiums)		– 0	–		– 0	–		– 0	–
Realized gain (loss)		– 0	–		– 0	–		– 0	–
Change in unrealized appreciation/depreciation		7,638			– 0	–		7,638
Purchases		– 0	–		– 0	–		– 0	–
Sales		– 0	–		– 0	–		– 0	–
Transfers in to Level 3		– 0	–		– 0	–		– 0	–
Transfers out of Level 3		– 0	–		– 0	–		– 0	–

Balance as of 8/31/12		$7,638		$	– 0	–		$7,638

Net change in unrealized appreciation/depreciation from Investments held as of 8/31/12*		$7,638		$	– 0	–		$7,638

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

^	The Portfolio held securities with zero value at period end.

+	Transferred out of Level 2 into Level 3 due to insufficient observable inputs.

++	There were de minimis transfers under 1% of net assets during the reporting period.

**	Transferred out of Level 3 into Level 2 due to increase in observable inputs.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	245

Notes to Financial Statements

The following presents information about significant unobservable inputs related to the Portfolios with material categories of Level 3 investments at August 31, 2012:

Short Duration Bond Portfolio

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value at 8/31/2012	Valuation Technique	Unobservable Input	Range
Asset-Backed Securities	$15,307,968	Third Party	Vendor Quote	$90.51-$100.70
		Vendor

	$1,074,452	Indicative Market Quotations	Broker Quote	$101.46

Commercial Mortgage- Backed Securities	$14,711,880	Third Party	Vendor Quote	$89.74-$102.50
		Vendor

Global Core Bond Portfolio

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value at 8/31/2012	Valuation Technique	Unobservable Input	Range
Commercial Mortgage- Backed Securities	$12,492,233	Third Party	Vendor Quote	$99.12-$113.77
		Vendor

Bond Inflation Protection Portfolio

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value at 8/31/2012	Valuation Technique	Unobservable Input	Range
Asset Backed Securities	$7,733,166	Third Party	Vendor Quote	$100.27-$100.81
		Vendor

	$913,053	Indicative Market Quotations	Broker Quote	$101.46

246	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

High Yield Portfolio

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value at 8/31/2012	Valuation Technique	Unobservable Input	Range
Asset-Backed Securities	$4,611,998	Third Party	Vendor Quote	$56.08-$82.61
		Vendor
Commercial Mortgage- Backed Securities	$6,982,910	Third Party	Vendor Quote	$92.52-$103.54
		Vendor

Bank Loans	$10,958,957	Third Party	Vendor Quote	$77.20-$101.13
		Vendor

The Adviser has established a Valuation Committee (the “Committee”) with responsibility for overseeing the pricing and valuation of all securities held in the Portfolios. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including Pricing Policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the Pricing Policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regularly monitoring the Adviser’s pricing and valuation policies and procedures and modifying or enhancing these policies and procedures (or recommending the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the Pricing Policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the Pricing Policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable comfort of the accuracy of prices including: 1) periodic vendor due diligence meetings, review methodologies, new developments, process at vendors, 2) daily and monthly multi-source pricing compares, reviewed and submitted to the Committee, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, there are several processes outside of the pricing process that are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	247

Notes to Financial Statements

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolios’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is each Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

If, during a taxable year, the Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Multi-Asset Real Return Portfolio as a deductible amount for Federal income tax purposes. Note that the loss from the Subsidiary contemplated activities also cannot be carried forward to reduce future Subsidiary’s income in subsequent years. However, if the Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Portfolio as income for Federal income tax purposes.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolios’ tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years, as applicable) and has concluded that no provision for income tax is required in the Portfolios’ financial statements.

248	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as a Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolios amortize premiums and accrete discounts as adjustments to interest income.

6. Expenses

Certain expenses of the Trust are charged to each Portfolio in proportion to each Portfolio’s respective net assets, while other expenses of the Trust are distributed equally among the Portfolios.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

The Trust has entered into an advisory agreement (the “Advisory Agreement”) with the Adviser. Under the terms of the Advisory Agreement, the Portfolios pay no advisory fees to the Adviser. The Adviser serves as investment manager and adviser of each of the Portfolios and continuously furnishes an investment program for each Portfolio and manages, supervises and conducts the affairs of each Portfolio, subject to the supervision of the Trust’s Board of Trustees. The Advisory Agreement provides that the Adviser or an affiliate will furnish, or pay the expenses of the Trust for, office space, facilities and equipment, services of executive and other personnel of the Trust and certain administrative services. The Adviser has agreed to bear certain expenses to the extent necessary to limit the total portfolio operating expenses to .15% of average daily net assets for the Volatility Management Portfolio. For the year ended August 31, 2012, there was no such reimbursement.

The Subsidiary has entered into a separate agreement with the Adviser for the management of the Subsidiary’s portfolio. The Adviser receives no compensation from the Subsidiary for its services under the agreement.

The Adviser reimbursed the High-Yield Portfolio $3,487 for trading losses incurred due to a trade entry error for the year ended August 31, 2011.

The Trust has entered into a distribution agreement (the “Distribution Agreement”) on behalf of each Portfolio with AllianceBernstein Investments, Inc., a wholly-owned subsidiary of the Adviser, the Portfolios’ principal underwriter (the “Underwriter”), to permit the Underwriter to distribute the Portfolios’ shares, which are sold at the net asset value without any sales charge.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	249

Notes to Financial Statements

Under the Distribution Agreement, the Trust is responsible for all expenses of the Portfolios, including, for example, certain administrative services, costs of printing Portfolio prospectuses and other reports to shareholders, any taxes levied against the Portfolios and brokerage fees and commissions in connection with the purchase and sale of portfolio securities, but not expenses incurred in promoting the sale of the Portfolios’ shares, which are borne by the Underwriter.

AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, acts as the Portfolios’ registrar, transfer agent and dividend-disbursing agent.

The Portfolios may invest in the AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Portfolios’ transactions in shares of the Government STIF Portfolio for the year ended August 31, 2012 is as follows:

Portfolio	Market Value August 31, 2011 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value August 31, 2012 (000)	Dividend Income (000)
U.S. Value	$42,922	$428,651	$459,342	$12,231	$15
U.S. Large Cap Growth	4,459	638,750	606,518	36,691	28
International Value	10,264	317,926	316,893	11,297	14
International Growth	4,217	317,021	318,819	2,419	8
Short Duration Bond	25,697	548,490	567,426	6,761	41
Global Core Bond	104,235	659,420	740,131	23,524	58
Bond Inflation Protection	23,960	398,735	419,184	3,511	8
High-Yield	5,662	219,954	220,055	5,561	18
Small-Mid Cap Value	7,130	128,289	129,563	5,856	5
Small-Mid Cap Growth	6,402	149,804	154,636	1,570	7
Multi-Asset Real Return	4,896	317,190	279,117	42,969	36
Volatility Management	180,151	1,834,537	865,080	1,149,608	1,001

250	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

Brokerage commissions paid on investment transactions and brokerage commissions paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser, for the year ended August 31, 2012 were as follows:

Portfolio	Total Commissions	Sanford C. Bernstein & Co. LLC			Sanford C. Bernstein Limited
U.S. Value	$1,771,167	$	– 0	–	$	– 0	–
U.S. Large Cap Growth	1,738,835		– 0	–		– 0	–
International Value	1,385,361		– 0	–		5,858
International Growth	2,189,929		– 0	–		1,476
Short Duration Bond	30,425		– 0	–		– 0	–
Global Core Bond	4,693		– 0	–		– 0	–
Bond Inflation Protection	12,468		– 0	–		– 0	–
High-Yield	39,266		– 0	–		– 0	–
Small-Mid Cap Value	724,075		– 0	–		– 0	–
Small-Mid Cap Growth	650,504		90			– 0	–
Multi-Asset Real Return	941,117		– 0	–		7,285
Volatility Management	504,802		– 0	–		– 0	–

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding U.S. government securities and short-term investments) for the year ended August 31, 2012, were as follows:

Portfolio	Purchases	Sales
U.S. Value	$548,435,547	$1,409,570,232
U.S. Large Cap Growth	1,145,923,167	2,164,212,064
International Value	709,934,679	606,681,683
International Growth	1,001,639,835	935,340,405
Short Duration Bond	251,817,262	527,555,551
Global Core Bond	999,297,660	654,389,885
Bond Inflation Protection	231,296,158	223,468,507
High-Yield	201,983,324	294,937,488
Small-Mid Cap Value	196,943,923	409,257,811
Small-Mid Cap Growth	255,606,918	493,021,364
Multi-Asset Real Return	431,012,923	676,339,525
Volatility Management	809,310,917	334,135,479

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	251

Notes to Financial Statements

Purchases and sales of U.S. government securities for the year ended August 31, 2012, were as follows:

Portfolio	Purchases			Sales
U.S. Value	$	– 0	–	$	– 0	–
U.S. Large Cap Growth		– 0	–		– 0	–
International Value		– 0	–		– 0	–
International Growth		– 0	–		– 0	–
Short Duration Bond		990,272,599			882,813,548
Global Core Bond		958,729,974			1,438,844,861
Bond Inflation Protection		426,252,553			322,661,952
High-Yield		31,551,651			28,058,125
Small-Mid Cap Value		– 0	–		– 0	–
Small-Mid Cap Growth		– 0	–		– 0	–
Multi-Asset Real Return		245,778,165			481,102,112
Volatility Management		188,150,861			239,474,174

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency, written options and swap transactions) are as follows:

		Gross Unrealized		Net Unrealized Appreciation/ (Depreciation)
Portfolio	Cost	Appreciation	(Depreciation)
U.S. Value	$1,104,738,753	$159,578,005	$(73,880,600)	$85,697,405
U.S. Large Cap Growth	988,145,610	221,093,701	(25,410,002)	195,683,699
International Value	1,103,927,691	66,673,410	(162,826,466)	(96,153,056)
International Growth	1,123,063,644	64,326,764	(92,607,115)	(28,280,351)
Short Duration Bond	954,333,444	6,669,095	(2,012,545)	4,656,550
Global Core Bond	1,081,676,683	63,529,304	(11,012,351)	52,516,953
Bond Inflation Protection	1,047,210,154	74,002,783	(1,019,374)	72,983,409
High Yield	380,342,160	29,755,070	(11,250,378)	18,504,692
Small-Mid Cap Value	322,321,746	41,353,867	(25,150,899)	16,202,968
Small-Mid Cap Growth	277,841,415	81,717,633	(9,244,191)	72,473,442
Multi-Asset Real Return	582,891,871	13,823,827	(42,285,074)	(28,461,247)
Volatility Management	1,654,373,222	35,778,092	(19,723,485)	16,054,607

1. Derivative Financial Instruments

Certain Portfolios may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolios, as well as the methods in which they may be used are:

•	Futures Contracts

Certain Portfolios may buy or sell futures contracts for investment purposes or for the purpose of hedging their Portfolios against adverse effects of potential movements in the market or for investment purposes. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the

252	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

price of the futures contracts and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolio may purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into a futures contract, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures contracts is generally less than privately negotiated futures contracts, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements). When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended August 31, 2012, the Short Duration Bond Portfolio, Global Core Bond Portfolio, Bond Inflation Protection Portfolio, Multi-Asset Real Return Portfolio and Volatility Management Portfolio held futures contracts for hedging and non-hedging purposes and the International Value Portfolio for non-hedging purposes.

•	Forward Currency Exchange Contracts

Certain Portfolios may enter into forward currency exchange contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	253

Notes to Financial Statements

exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Portfolio has in that particular currency contract.

During the year ended August 31, 2012, the International Value Portfolio, International Growth Portfolio, Bond Inflation Protection Portfolio, High-Yield Portfolio and Multi-Asset Real Return Portfolio held forward currency exchange contracts for hedging and non-hedging purposes and the Global Core Bond Portfolio, Short Duration Bond Portfolio and Volatility Management Portfolio for hedging purposes.

•	Option Transactions

For hedging and investment purposes, certain Portfolios may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Portfolio may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the

254	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

A Portfolio may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return on a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

During the year ended August 31, 2012, the International Growth Portfolio, High-Yield and Volatility Management Portfolio held purchased options for hedging purposes and the Multi-Asset Real Return Portfolio and Volatility Management Portfolio for hedging and non-hedging purposes; the International Growth Portfolio and the High-Yield Portfolio held written options for hedging purposes and the Multi-Asset Real Return Portfolio for hedging and non-hedging purposes.

For the year ended August 31, 2012, the International Growth Portfolio, High-Yield Portfolio, Multi-Asset Real Return Portfolio and Volatility Management Portfolio had the following transactions in written options:

International Growth Portfolio	Number of Contracts		Premiums Received
Options written outstanding as of 8/31/11	– 0	–	$ – 0	–
Options written	350,000		2,625,105
Options expired	– 0	–	– 0	–
Options bought back	– 0	–	– 0	–
Options exercised	– 0	–	– 0	–

Options written outstanding as of 8/31/12	350,000		$2,625,105

High-Yield Portfolio	Notional Amount		Premiums Received
Swaptions written outstanding as of 8/31/11	62,000,000		$220,100
Swaptions written	181,235,000		5,104,431
Swaptions expired	(157,710,000)		(2,952,183)
Swaptions bought back	(23,225,000)		(777,672)
Swaptions exercised	(32,250,000)		(597,545)

Swaptions written outstanding as of 8/31/12	30,050,000		$997,131

Multi-Asset Real Return Portfolio*	Number of Contracts		Premiums Received
Options written outstanding as of 8/31/11	– 0	–	$ – 0	–
Options written	3,631		7,828,374
Options expired	(762)		(5,347,763)
Options bought back	(453)		(1,578,930)
Options exercised	– 0	–	– 0	–

Options written outstanding as of 8/31/12	2,416		$901,681

*	Consolidated (see Note A).

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	255

Notes to Financial Statements

Volatility Management Portfolio	Number of Contracts		Premiums Received
Options written outstanding as of 8/31/11	– 0	–	$	– 0	–
Options written	125,062			5,873,385
Options expired	– 0	–		– 0	–
Options bought back	(125,062)			(5,873,385)
Options exercised	– 0	–		– 0	–

Options written outstanding as of 8/31/12	– 0	–	$	– 0	–

•	Swap Agreements

Certain Portfolios may enter into swaps to hedge their exposure to interest rates, credit risk, equity markets, currencies or other underlying asset classes. The Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swap agreements to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap agreement.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap contract in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swap contracts. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of swap contracts on the statement of operations.

256	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

Interest Rate Swaps:

The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, a Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended August 31, 2012, the High-Yield Portfolio and Multi-Asset Real Return Portfolio held interest rate swaps for hedging purposes and the Bond Inflation Protection Portfolio for hedging and non-hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swap agreements may be used to protect the net asset value, or NAV, of a Strategy against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if unexpected inflation increases.

During the year ended August 31, 2012, the Multi-Asset Real Return Portfolio held inflation (CPI) swaps for hedging purposes.

Currency Swaps:

The Portfolio may invest in currency swaps for hedging purposes to protect against adverse changes in exchange rates between the U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”. Currency swaps involve the individually negotiated exchange by a Portfolio with another party of a series of

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	257

Notes to Financial Statements

payments in specified currencies. Actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination, of the transaction. Therefore, the entire principal value of a currency swap is subject to the risk that the swap counterparty will default on its contractual delivery obligations.

During the year ended August 31, 2012, the Short Duration Bond Portfolio held currency swaps for hedging purposes.

Credit Default Swaps:

The Portfolio may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap agreement, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. The accrual for these interim payments is recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Upfront premiums paid or received in connection with credit default swap contracts are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap agreement, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap contract (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

During the year ended August 31, 2012, the Global Core Bond Portfolio and Bond Inflation Protection Portfolio held credit default swaps for

258	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

hedging purposes and the High-Yield Portfolio for hedging and non-hedging purposes.

Implied credit spreads utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

At August 31, 2012, the Bond Inflation Protection Portfolio and High-Yield Portfolio had Sale Contracts outstanding with Maximum Payout Amounts aggregating $3,460,000 and $44,011,722, with net unrealized appreciation/depreciation of $12,299 and $774,225, respectively, and terms of less than 20 years, as reflected in the portfolio of investments.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swap agreements entered into by the Portfolio for the same reference obligation with the same counterparty.

Total Return Swaps:

The Portfolio may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Portfolio is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

During the year ended August 31, 2012, the Multi-Asset Real Return Portfolio held total return swaps for hedging and non-hedging purposes and the Volatility Management Portfolio for non-hedging purposes.

Documentation governing the Portfolios’ OTC derivatives may contain provisions for early termination of such transaction in the event the net assets of the Portfolio decline below specific levels set forth in the documentation (“net asset contingent features”). If these levels are

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	259

Notes to Financial Statements

triggered, the Portfolios’ counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. As of August 31, 2012, the U.S Value Portfolio, U.S. Large Cap Portfolio, Small-Mid Cap Value Portfolio and Small-Mid Cap Growth Portfolio did not have OTC derivatives with contingent features in net liability positions. As of August 31, 2012, the following Portfolios had OTC derivatives with contingent features in net liability positions:

Portfolio	Total Market Value of OTC Derivatives	Market Value of Collateral Pledged			Net Exposure
International Value	$(688,996)	$	– 0	–	$(688,996)
International Growth	(3,326,426)		– 0	–	(3,326,426)
Short Duration Bond	(105,246)		– 0	–	(105,246)
Global Core Bond	(3,163,620)		– 0	–	(3,163,620)
Bond Inflation Protection	(3,662,516)		2,979,322		(683,194)
High-Yield	(2,746,984)		3,360,037		613,053
Multi-Asset Real Return	(1,501,826)		260,993		(1,240,833)
Volatility Management	(134,192)		– 0	–	(134,192)

If a trigger event had occurred at August 31, 2012, for those derivatives in a net liability position, the net exposure amount would be required to be posted by the Portfolios.

At August 31, 2012, the Portfolios had entered into the following derivatives:

International Value Portfolio	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$2,810,013		Unrealized depreciation of forward currency exchange contracts	$3,953,423

Equity contracts	Receivable/Payable for variation margin on futures contracts	674,650	*

Total		$3,484,663			$3,953,423

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the portfolio of investments.

260	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

The effect of derivative instruments on the statement of operations for the year ended August 31, 2012:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$(6,862,368)	$(5,191,835)

Equity contracts	Net realized gain (loss) on futures contracts; Net change in unrealized appreciation/depreciation of futures contracts	(821,574)	1,125,741

Total		$(7,683,942)	$(4,066,094)

For the year ended August 31, 2012, the average monthly principal amount of foreign currency exchange contracts was $822,861,597 and the average monthly original value of futures contracts was $8,382,689.

International Growth Portfolio	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$3,054,965	Unrealized depreciation of forward currency exchange contracts	$4,106,353

Equity contracts	Investments in securities, at value	1,452,759

Equity contracts			Options written, at value	176,092

Total		$4,507,724		$4,282,445

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	261

Notes to Financial Statements

The effect of derivative instruments on the statement of operations for the year ended August 31, 2012:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives		Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$(9,481,855)		$(1,456,440)

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	– 0	–	(5,932,536)

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	– 0	–	2,449,013

Total		$(9,481,855)		$(4,939,963)

For the year ended August 31, 2012, the average monthly principal amount of foreign currency exchange contracts was $467,246,722. For three months of the year, the average monthly cost of purchased options contracts was $7,385,295.

Short Duration Bond Portfolio	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts				Unrealized depreciation of forward currency exchange contracts	$105,246

Foreign exchange contracts	Unrealized appreciation on cross currency swap contracts	$175,156

Interest rate contracts	Receivable/Payable for variation margin on futures contracts	31,609	*

Total		$206,765			$105,246

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the portfolio of investments.

262	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

The effect of derivative instruments on the statement of operations for the year ended August 31, 2012:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$5,244,184	$(508,094)

Foreign exchange contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	2,496	175,156

Interest rate contracts	Net realized gain (loss) on futures contracts; Net change in unrealized appreciation/depreciation of futures contracts	313,861	(355,501)

Total		$5,560,541	$(688,439)

For the year ended August 31, 2012, the average monthly principal amount of foreign currency exchange contracts was $58,454,435 and the average monthly original value of futures contracts was $347,266,967. For six months of the year, the average monthly notional amount of cross currency swaps was $2,837,640.

Global Core Bond Portfolio	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$385,033	Unrealized depreciation of forward currency exchange contracts	$7,215,876

Interest rate contracts			Receivable/Payable for variation margin on futures contracts	354,372	*

Total		$385,033		$7,570,248

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the portfolio of investments.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	263

Notes to Financial Statements

The effect of derivative instruments on the statement of operations for the year ended August 31, 2012:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$2,037,881	$(8,291,233)

Interest rate contracts	Net realized gain (loss) on futures contracts; Net change in unrealized appreciation/depreciation of futures contracts	(1,538,493)	(360,175)

Credit contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	(1,077,987)	(101,159)

Total		$(578,899)	$(8,752,567)

For the year ended August 31, 2012, the average monthly principal amount of foreign currency exchange contracts was $341,596,384 and the average monthly original value of futures contracts was $47,706,637. For six months of the year, the average monthly notional amount of credit default swaps was $44,661,781.

264	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

Bond Inflation Protection Portfolio	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$1,005	Unrealized depreciation of forward currency exchange contracts	$283,697

Interest rate contracts			Receivable/Payable for variation margin on futures contracts	541,047	*

Interest rate contracts			Unrealized depreciation on interest rate swap contracts	3,232,964

Credit contracts	Unrealized appreciation on credit default swap contracts	20,477	Unrealized depreciation on credit default swap contracts	8,178

Total		$21,482		$4,065,886

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the portfolio of investments.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	265

Notes to Financial Statements

The effect of derivative instruments on the statement of operations for the year ended August 31, 2012:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$921,184	$327,623

Interest rate contracts	Net realized gain (loss) on futures contracts; Net change in unrealized appreciation/depreciation of futures contracts	(3,007,361)	(724,688)

Interest rate contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	(667,307)	(1,604,251)

Credit contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	(914,729)	321,467

Total		$(3,668,213)	$(1,679,849)

For the year ended August 31, 2012, the average monthly principal amount of foreign currency exchange contracts was $75,775,253, the average monthly original value of futures contracts was $79,377,553 and the average monthly notional amount of interest rate swaps was $130,541,311. For seven months of the year, the average monthly notional amount of credit default swaps was $16,215,856.

266	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

High-Yield Portfolio	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$8,652	Unrealized depreciation of forward currency exchange contracts	$603,657

Foreign exchange contracts	Investments in securities, at value	3,723

Interest rate contracts			Unrealized depreciation on interest rate swap contracts	357,184

Credit contracts	Unrealized appreciation on credit default swap contracts	1,504,230	Unrealized depreciation on credit default swap contracts	2,000,065

Credit contracts			Options written, at value	109,531

Equity contracts	Investments in securities, at value	194,304

Total		$1,710,909		$3,070,437

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	267

Notes to Financial Statements

The effect of derivative instruments on the statement of operations for the year ended August 31, 2012:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$600,368	$(27,981)

Foreign exchange contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	240,193	97,426

Interest rate contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	(479,386)	(458,996)

Interest rate contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(203,147)	– 0	–

Credit contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	590,452	2,023,305

Credit contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	3,365,230	691,159

Credit contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(234,050)	191,716

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(3,234,508)	(835,108)

Total		$645,152	$1,681,521

268	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

For the year ended August 31, 2012, the average monthly principal amount of foreign currency exchange contracts was $34,602,611, the average monthly notional amount of credit default swaps was $86,575,710 and the average monthly cost of purchased options contracts was $1,370,749. For eleven months of the year, the average monthly notional amount of interest rate swaps was $84,106,364.

Multi-Asset Real Return Portfolio**	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$786,485		Unrealized depreciation of forward currency exchange contracts	$1,860,805

Commodity contracts	Receivable/Payable for variation margin on futures contracts	1,528,354	*

Interest rate contracts				Unrealized depreciation on interest rate swap contracts	439,513

Equity contracts	Receivable/Payable for variation margin on futures contracts	19,189	*

Equity contracts	Unrealized appreciation on total return swap contracts	4,265,233

Equity contracts	Investments in securities, at value	1,444,023

Equity contracts				Options written, at value	541,815

Total		$8,043,284			$2,842,133

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the portfolio of investments.

**	Consolidated (see Note A).

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	269

Notes to Financial Statements

The effect of derivative instruments on the statement of operations for the year ended August 31, 2012:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$1,817,975	$(829,841)

Commodity contracts	Net realized gain (loss) on futures contracts; Net change in unrealized appreciation/depreciation of futures contracts	(2,205,973)	2,365,758

Commodity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(1,402,726)	362,589

Interest rate contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	7,171	(439,513)

Equity contracts	Net realized gain (loss) on futures contracts; Net change in unrealized appreciation/depreciation of futures contracts	(343,532)	1,371,555

Equity contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	(23,300,739)	(6,613,328)

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(1,760,375)	(745,805)

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	5,745,557	359,866

Total		$(21,442,642)	$(4,168,719)

270	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

For the year ended August 31, 2012, the average monthly principal amount of foreign currency exchange contracts was $259,760,340, the average monthly original value of futures contracts was $72,400,053, the average monthly notional amount of total return swaps was $199,477,643 and the average monthly cost of purchased options contracts was $1,815,759. For six months of the year, the average monthly notional amount of interest rate swaps was $7,540,000.

Volatility Management Portfolio	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$4,500,191		Unrealized depreciation of forward currency exchange contracts	$246,302

Equity contracts	Receivable/Payable for variation margin on futures contracts	17,906,065	*

Equity contracts	Unrealized appreciation on total return swap agreements	631,904

Total		$23,038,160			$246,302

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the portfolio of investments.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	271

Notes to Financial Statements

The effect of derivative instruments on the statement of operations for the year ended August 31, 2012:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$(11,340,448)	$4,645,315

Interest rate contracts	Net realized gain (loss) on futures contracts; Net change in unrealized appreciation/depreciation of futures contracts	7,673,329	1,018,123

Equity contracts	Net realized gain (loss) on futures contracts; Net change in unrealized appreciation/depreciation of futures contracts	(6,534,754)	18,435,777

Equity contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	7,897,835	643,942

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(18,882,482)	– 0	–

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	3,251,305	– 0	–

Total		$(17,935,215)	$24,743,157

For the year ended August 31, 2012, the average monthly principal amount of foreign currency exchange contracts was $305,672,223, the average monthly notional amount of total return swaps was $91,523,289 and the average monthly original value of futures contracts was $554,742,476. For eight months of the year, the average monthly cost of purchased options contracts was $7,878,205.

272	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

2. Currency Transactions

The Portfolios may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolios may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolios and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolios may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Dollar Rolls

Certain Portfolios may enter into dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and the Portfolio’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques and may be considered to be borrowings by the Portfolio. For the year ended August 31, 2012, the Global Core Bond Portfolio earned drop income of $733,255, which is included in interest income in the accompanying statement of operations.

4. Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Portfolios sell securities and agree to repurchase them at a mutually agreed upon date and price. At the time the Portfolios enter into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price. For the year ended August 31, 2012, the average amount of reverse repurchase agreements outstanding for Global Core Bond Portfolio, Bond Inflation Protection Portfolio and High-Yield Portfolio were $1,245,164, $308,212,512 and $1,340,508, respectively, and the daily weighted average interest rate were (0.35)%, 0.19% and (1.46)%, respectively. During the period, Global Core Bond Portfolio and High-Yield Portfolio received net interest payment from counterparties.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	273

Notes to Financial Statements

5. Loan Participations and Assignments

Certain Portfolios may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or by buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). A loan is often administered by a bank or other financial institution (the “Lender”) that acts as agent for all holders. The agent administers the term of the loan as specified in the loan agreement. When investing in Participations, the Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. In addition, when investing in Participations, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender and only upon receipt of payments by the Lender from the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the Lender. When the Portfolio purchases Assignments from Lenders, it will typically acquire direct rights against the borrower on the loan. These loans may include participations in “bridge loans”, which are loans taken out by borrowers for a short period (typically less than six months) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high-yield bonds issued for the purpose of acquisitions. The Portfolio may also participate in unfunded loan commitments, which are contractual obligations for investing in future Participations, and receive a commitment fee based on the amount of the commitment. Under these arrangements, the Portfolio will receive a fixed rate commitment fee and, if and to the extent the borrower borrows under the facility, the Portfolio may receive an additional funding fee.

Unfunded loan commitments and funded loans are marked to market daily.

As of August 31, 2012, the High-Yield Portfolio had the following unfunded loan commitment which could be extended at the option of the borrower pursuant to the respective loan agreement. As of period end, there was no unrealized appreciation/depreciation on such loan.

Borrower	Unfunded Loan Commitment	Funded
General Motors Holdings, LLC Revolver LIBOR+2.75%, 10/27/15	$1,275,000	$	– 0	–

In addition, the High-Yield Portfolio had the following bridge loan commitments outstanding:

Loan	Unfunded Loan Participation Commitments	Funded
Wolverine WorldWide	$1,000,000	$	– 0	–
WaveDivision Holdings	1,000,000		– 0	–
Par Pharma	700,000		– 0	–

274	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

During the year ended August 31, 2012, the High-Yield Portfolio received commitment fees or additional funding fees during the period in the amount of $62,505.

NOTE D

Securities Lending

Certain Portfolio’s may enter into securities lending transactions. Under the Portfolio’s securities lending program, all securities loans will be collateralized continually by cash. The Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Portfolio to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not have the right to vote any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AllianceBernstein Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Trust’s Board of Trustees. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. As of August 31, 2012, the value of securities on loan and cash collateral received which has been invested into AllianceBernstein Exchange Reserves are as follows:

Portfolio	Market Value of Securities on Loan	Market Value of Cash Collateral Received
U.S. Value	$18,741,927	$19,132,325
U.S. Large Cap Growth	6,697,453	6,843,880
International Value	24,153,037	26,420,345
International Growth	97,284,549	100,018,471
Small-Mid Cap Value	7,963,572	8,083,392
Small-Mid Cap Growth	22,444,395	22,658,967
Multi-Asset Real Return	15,358,907	16,100,779
Volatility Management	7,901,053	8,166,861

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	275

Notes to Financial Statements

The cash collateral will be adjusted on the next business day after period end to maintain the required collateral amount. The securities lending income earned for the year ended August 31, 2012 from the borrowers and AllianceBernstein Exchange Reserves are as follows:

Portfolio	Borrowers	AllianceBernstein Exchange Reserves
U.S. Value	$99,480	$13,713
U.S. Large Cap Growth	22,273	16,048
International Value	1,485,970	76,898
International Growth	633,495	89,467
Small-Mid Cap Value	36,845	16,157
Small-Mid Cap Growth	641,740	19,662
Multi-Asset Real Return	238,006	25,687
Volatility Management	57,152	9,490

These amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Portfolios’ transactions in shares of AllianceBernstein Exchange Reserves for the year ended August 31, 2012 are as follows:

Portfolio	Market Value August 31, 2011 (000)		Purchases at Cost (000)	Sales Proceeds (000)	Market Value August 31, 2012 (000)	Dividend Income (000)
U.S. Value	$– 0	–	$220,960	$201,828	$19,132	$14
U.S. Large Cap Growth	– 0	–	171,585	164,741	6,844	16
International Value	– 0	–	766,716	740,296	26,420	77
International Growth	– 0	–	611,107	511,089	100,018	90
Small-Mid Cap Value	– 0	–	99,102	91,019	8,083	16
Small-Mid Cap Growth	– 0	–	171,044	148,385	22,659	20
Multi-Asset Real Return	– 0	–	283,517	267,416	16,101	25
Volatility Management	– 0	–	69,622	61,455	8,167	10

276	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

NOTE E

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Shares		Amount
	Year Ended August 31, 2012	Year Ended August 31, 2011	Year Ended August 31, 2012	Year Ended August 31, 2011

U.S. Value
Shares sold	3,695,918	5,556,148	$30,433,233	$45,546,543

Shares issued in reinvestment of dividends	5,350,789	5,148,051	42,821,254	42,781,375

Shares redeemed	(118,348,241)	(37,024,831)	(968,326,210)	(319,719,081)

Net decrease	(109,301,534)	(26,320,632)	$(895,071,723)	$(231,391,163)

U.S. Large Cap Growth
Shares sold	2,580,355	4,041,461	$28,925,274	$43,952,480

Shares issued in reinvestment of dividends	1,878,101	1,871,161	20,454,819	20,138,612

Shares redeemed	(92,406,449)	(37,793,066)	(1,035,159,032)	(423,469,622)

Net decrease	(87,947,993)	(31,880,444)	$(985,778,939)	$(359,378,530)

International Value
Shares sold	35,379,800	5,086,828	$233,087,270	$39,550,165

Shares issued in reinvestment of dividends	2,831,358	5,686,368	18,401,328	45,343,296

Shares redeemed	(25,009,969)	(16,118,367)	(168,660,317)	(130,768,886)

Net increase (decrease)	13,201,189	(5,345,171)	$82,828,281	$(45,875,425)

International Growth
Shares sold	27,003,355	5,412,107	$205,019,615	$48,706,511

Shares issued in reinvestment of dividends	2,317,471	4,929,191	17,085,762	44,303,767

Shares redeemed	(20,372,504)	(13,637,684)	(157,224,410)	(122,916,179)

Net increase (decrease)	8,948,322	(3,296,386)	$64,880,967	$(29,905,901)

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	277

Notes to Financial Statements

	Shares		Amount
	Year Ended August 31, 2012	Year Ended August 31, 2011	Year Ended August 31, 2012	Year Ended August 31, 2011

Short Duration Bond
Shares sold	6,968,816	16,297,661	$66,501,972	$155,826,491

Shares issued in reinvestment of dividends	1,603,894	2,709,733	15,303,830	25,915,259

Shares redeemed	(45,042,013)	(12,427,329)	(430,806,452)	(119,083,079)

Net increase (decrease)	(36,469,303)	6,580,065	$(349,000,650)	$62,658,671

Global Core Bond
Shares sold	13,741,327	9,067,222	$148,684,200	$95,848,768

Shares issued in reinvestment of dividends and distributions	6,756,698	5,587,829	71,999,541	59,537,197

Shares redeemed	(38,412,095)	(20,061,680)	(413,552,631)	(216,016,457)

Net decrease	(17,914,070)	(5,406,629)	$(192,868,890)	$(60,630,492)

Bond Inflation Protection
Shares sold	18,087,254	5,807,022	$197,706,676	$62,583,463

Shares issued in reinvestment of dividends and distributions	5,280,036	1,856,390	56,179,581	19,696,303

Shares redeemed	(14,908,838)	(7,908,218)	(166,560,473)	(88,521,121)

Net increase (decrease)	8,458,452	(244,806)	$87,325,784	$(6,241,355)

High-Yield
Shares sold	4,933,929	2,237,376	$47,515,247	$22,664,735

Shares issued in reinvestment of dividends	3,071,979	4,690,921	29,996,780	47,357,542

Shares redeemed	(19,149,937)	(6,755,778)	(186,584,753)	(68,649,971)

Net increase (decrease)	(11,144,029)	172,519	$(109,072,726)	$1,372,306

Small-Mid Cap Value
Shares sold	665,147	840,084	$7,254,818	$9,008,600

Shares issued in reinvestment of dividends	432,694	675,306	4,570,365	7,671,358

Shares redeemed	(20,952,658)	(8,770,162)	(230,846,213)	(102,568,396)

Net decrease	(19,854,817)	(7,254,772)	$(219,021,030)	$(85,888,438)

278	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

	Shares		Amount
	Year Ended August 31, 2012	Year Ended August 31, 2011	Year Ended August 31, 2012	Year Ended August 31, 2011

Small-Mid Cap Growth
Shares sold	390,483	358,088	$5,111,187	$5,809,406

Shares issued in reinvestment of dividends and distributions	10,757,449	163,587	127,015,197	2,621,006

Shares redeemed	(17,688,160)	(13,362,922)	(250,793,852)	(216,087,627)

Net decrease	(6,540,228)	(12,841,247)	$(118,667,468)	$(207,657,215)

Multi-Asset Real Return*
Shares sold	2,282,689	4,784,248	$19,059,123	$45,242,422

Shares issued in reinvestment of dividends	4,253,554	8,546,303	34,377,414	76,523,004

Shares redeemed	(46,031,776)	(18,542,204)	(398,409,156)	(174,918,506)

Net decrease	(39,495,533)	(5,211,653)	$(344,972,619)	$(53,153,080)

Volatility Management
Shares sold	155,932,553	1,954,798	$1,602,855,376	$20,347,850

Shares issued in reinvestment of dividends and distributions	3,047,597	1,512,615	30,506,445	15,428,671

Shares redeemed	(21,727,365)	(7,581,898)	(223,001,565)	(80,430,374)

Net increase (decrease)	137,252,785	(4,114,485)	$1,410,360,256	$(44,653,853)

*	Consolidated (see Note A).

NOTE F

Risks Involved in Investing in the Portfolios

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolios’ investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolios’ investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	279

Notes to Financial Statements

During the year ended August 31, 2009, the Global Core Bond Portfolio had swap counterparty exposure to Lehman Brothers Holdings Inc. (“Lehman Brothers”), as a guarantor for Lehman Brothers Special Financing Inc. (“LBSF”), which filed for bankruptcy on September 15, 2008. As a result, on September 15, 2008, the Portfolio terminated all outstanding swap contracts with LBSF prior to their scheduled maturity dates in accordance with the terms of the swap agreements. Upon the termination of the swap contracts, Lehman Brothers’ obligations to the Portfolio amounted to $2,015,576. The Portfolio’s claim to these obligations was subject to the bankruptcy proceeding against the Lehman Brothers estate (the “Bankruptcy Claim”). In accordance with its error correction policy, the Adviser agreed to make the Portfolio whole in respect of the amount of the recovery that was to be paid on the Bankruptcy Claim in the event the Bankruptcy Claim was not honored by the Lehman Brothers estate, or with respect to any diminution in value upon the sale of the Bankruptcy Claim, in either case resulting from the manner in which the Bankruptcy Claim was processed by the Adviser. On April 9, 2012, the portfolio management team determined to dispose of the position held by the Portfolio that reflects the Bankruptcy Claim (thereby realizing upon the corresponding undertaking of the Adviser to make payment in respect of the Bankruptcy Claim to make the Portfolio whole). On that date, the Bankruptcy Claim was being valued at $1,002,749 (49.75% of the Bankruptcy Claim), based upon the estimated recovery value. Accordingly, on April 13, 2012, the Adviser reimbursed the Portfolio in an amount equal to $1,002,749.

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolios’ investments or reduce the returns of the Portfolio. For example, the value of the Portfolios’ investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolios’ investments denominated in foreign currencies, the Portfolios’ positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Portfolios may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to

280	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

price, and leveraged so that small changes may produce disproportionate losses for the Portfolios, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Leverage Risk—When certain Portfolios borrow money or otherwise leverages its portfolios, it may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures contracts or by borrowing money. The use of derivative instruments by the Portfolios, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Portfolios than if the Portfolios were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Commodity Risk—Investments in commodities and commodity-linked derivative instruments by AllianceBernstein Multi-Asset Real Return, either directly or through its Subsidiary, may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Indemnification Risk—In the ordinary course of business, the Portfolios enter into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Portfolios have not accrued any liability in connection with these indemnification provisions.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	281

Notes to Financial Statements

NOTE G

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended August 31, 2012 and August 31, 2011 were as follows:

U.S. Value	2012	2011
Distributions paid from:
Ordinary income	$42,821,254	$42,781,375

Total distributions paid	$42,821,254	$42,781,375

U.S. Large Cap Growth	2012	2011
Distributions paid from:
Ordinary income	$20,454,820	$20,138,612

Total distributions paid	$20,454,820	$20,138,612

International Value	2012	2011
Distributions paid from:
Ordinary income	$18,401,328	$45,343,296

Total distributions paid	$18,401,328	$45,343,296

International Growth	2012	2011
Distributions paid from:
Ordinary income	$17,085,762	$44,303,767

Total distributions paid	$17,085,762	$44,303,767

Short Duration Bond	2012	2011
Distributions paid from:
Ordinary income	$15,303,830	$25,915,259

Total distributions paid	$15,303,830	$25,915,259

Global Core Bond	2012	2011
Distributions paid from:
Ordinary income	$50,664,246	$56,723,779
Long-term capital gains	21,335,294	2,813,418

Total distributions paid	$71,999,540	$59,537,197

Bond Inflation Protection	2012	2011
Distributions paid from:
Ordinary income	$43,265,419	$19,696,303
Long-term capital gains	12,914,162	– 0	–

Total distributions paid	$56,179,581	$19,696,303

High Yield	2012	2011
Distributions paid from:
Ordinary income	$29,996,780	$47,357,542

Total distributions paid	$29,996,780	$47,357,542

282	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

Small-Mid Cap Value	2012	2011
Distributions paid from:
Ordinary income	$4,570,365	$7,671,358

Total distributions paid	$4,570,365	$7,671,358

Small-Mid Cap Growth	2012	2011
Distributions paid from:
Ordinary income	$2,298,494	$2,621,006
Long-term capital gains	124,716,703	– 0	–

Total distributions paid	$127,015,197	$2,621,006

Multi-Asset Real Return	2012	2011
Distributions paid from:
Ordinary income	$34,377,414	$76,523,004

Total distributions paid	$34,377,414	$76,523,004

Volatility Management	2012	2011
Distributions paid from:
Ordinary income	$9,572,404	$9,131,254
Long-term capital gains	20,934,041	6,297,416

Total distributions paid	$30,506,445	$15,428,670

As of August 31, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Portfolio	Undistributed Ordinary Income		Undistributed Long-Term Gains			Accumulated Capital and Other Losses(a)		Unrealized Appreciation/ (Depreciation)(b)	Total Accumulated Earnings/ (Deficit)(c)
U.S. Value	$6,540,798		$	– 0	–	$(634,338,852)		$85,697,405	$(542,100,649)
U.S. Large Cap Growth	– 0	–		– 0	–	(37,256,692)		195,683,699	158,427,007
International Value	19,794,179			– 0	–	(480,854,005)		(95,514,468)	(556,574,294)
International Growth	4,823,133			– 0	–	(406,741,464)		(25,586,212)	(427,504,543)
Short Duration Bond	2,160,042			– 0	–	(69,784,358)		4,831,700	(62,792,616)
Global Core Bond	21,917,732			21,170,234		(4,263,641)		52,531,066	91,355,391
Bond Inflation Protection	20,755,543			10,139,275		– 0	–	70,124,550	101,019,368
High Yield	7,704,243			– 0	–	(39,465,231)		19,072,015	(12,688,973)
Small-Mid Cap Value	2,698,080			34,320,708		– 0	–	16,202,968	53,221,756
Small-Mid Cap Growth	754,727			60,178,644		– 0	–	72,473,442	133,406,813
Multi-Asset Real Return	17,276,433			– 0	–	(256,298,644)		(28,878,943)	(267,901,154)
Volatility Management	7,359,877			– 0	–	(22,328,792)		27,604,966	12,636,051

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	283

Notes to Financial Statements

(a)	During the fiscal year ended August 31, 2012, U.S. Value Portfolio, U.S. Large Cap Growth Portfolio, High Yield Portfolio, Small-Mid Cap Value Portfolio, and Multi-Asset Real Return Portfolio utilized capital loss carryforwards of $67,510,687, $191,806,276, $6,232,115, $4,495,616, and $3,151,081, respectively, to offset current year net realized gains. At August 31, 2012, Short Duration Bond Portfolio deferred $958,424 in straddles losses, Global Core Bond Portfolio deferred $4,263,641 in straddle losses and High Yield Portfolio deferred $11,198 in straddle losses. Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year. In this regard, U.S. Value Portfolio, Multi-Asset Real Return Portfolio, and Volatility Management Portfolio elected to defer $4,355,637, $2,099,460, and $22,328,792, respectively, of post-October short-term capital losses that are deemed to arise on September 1, 2012. Additionally, as of August 31, 2012 certain Portfolios had capital loss carryforwards for federal income tax purposes.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps and passive foreign investment companies (PFICs), the realization for tax purposes of gains/losses on certain derivative instruments, the tax treatment of partnership investments and Treasury inflation-protected securities, return of capital distributions received from underlying securities, and the tax treatment of earnings from a wholly-owned subsidiary.

(c)	The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the amortization of offering costs and the tax treatment of earnings from a wholly-owned subsidiary.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of August 31, 2012, the Pooling Portfolios had net capital loss carryforwards of which will expire as follows:

Portfolio	Short-term Amount	Long-term Amount	Expiration
U.S. Value	$629,983,215	n/a	2018
U.S. Large Cap Growth	37,256,692	n/a	2018
International Value	51,400,581	n/a	2017
International Value	325,801,637	n/a	2018
International Value	31,763,421	$71,888,366	No expiration
International Growth	45,345,293	n/a	2017
International Growth	302,930,744	n/a	2018
International Growth	55,233,569	3,231,858	No expiration
Short Duration Bond	529,195	n/a	2014
Short Duration Bond	3,562,331	n/a	2015
Short Duration Bond	1,756,801	n/a	2016
Short Duration Bond	19,308,695	n/a	2017
Short Duration Bond	11,669,892	n/a	2018
Short Duration Bond	8,417,896	n/a	2019
Short Duration Bond	67,681	23,513,443	No expiration

284	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

Portfolio	Short-Term Amount	Long-Term Amount	Expiration
Global Core Bond	$– 0 –	$– 0 –	n/a
Bond Inflation Protection	– 0 –	– 0 –	n/a
High Yield	39,454,033	n/a	2018
Small-Mid Cap Value	– 0 –	– 0 –	n/a
Small-Mid Cap Growth	– 0 –	– 0 –	n/a
Multi-Asset Real Return	254,199,184	n/a	2018
Volatility Management	– 0 –	– 0 –	n/a

During the current fiscal year, all Pooling Portfolios had adjustments due to permanent differences. Permanent differences have no effect on net assets. The effect of such permanent differences on each Portfolio -- primarily due to reclassifications of foreign currency and consent fees, the tax treatment of passive foreign investment companies (PFICs) and Treasury inflation-protected securities, return of capital distributions received from underlying securities, the tax treatment of swaps and partnership investments, paydown gain/loss reclassifications, the realization for tax purposes of gains/losses on certain derivative instruments, the redesignation of dividends, and the tax treatment of earnings from a wholly-owned subsidiary -- is reflected as an adjustment to the components of capital as of August 31, 2012 as shown below:

Portfolio	Increase(Decrease) to Additional Paid-In Capital		Increase(Decrease) to Undistributed Net Investment Income(Loss)	Increase(Decrease) to Accumulated Net Realized Gain(Loss) on Investment and Foreign Currency Transactions
U.S. Value	$– 0	–	$(248,101)	$248,101
U.S. Large Cap Growth	(622,65	0)	(433,611)	1,056,261
International Value	– 0	–	(5,913,379)	5,913,379
International Growth	– 0	–	(10,810,474)	10,810,474
Short Duration Bond	– 0	–	6,359,787	(6,359,787)
Global Core Bond	– 0	–	15,188,748	(15,188,748)
Bond Inflation Protection	– 0	–	5,085,313	(5,085,313)
High Yield	– 0	–	3,194,487	(3,194,487)
Small-Mid Cap Value	– 0	–	(34,671)	34,671
Small-Mid Cap Growth	– 0	–	142,413	(142,413)
Multi-Asset Real Return	(23,425,84	3)	25,661,704	(2,235,861)
Volatility Management	– 0	–	(5,340,900)	5,340,900

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	285

Notes to Financial Statements

NOTE H

Recent Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”) related to disclosures about offsetting assets and liabilities in financial statements. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

NOTE I

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolios’ financial statements through this date.

286	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

U.S. Value
Year Ended August 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 7.97	$ 7.18	$ 7.22	$ 9.27	$ 12.44

Income From Investment Operations
Net investment income(a)	.23	.18	.16	.21	.31
Net realized and unrealized gain (loss) on investment transactions	.76	.77	(.03)	(2.03)	(2.75)

Net increase (decrease) in net asset value from operations	.99	.95	.13	(1.82)	(2.44)

Less: Dividends and Distributions
Dividends from net investment income	(.23)	(.16)	(.17)	(.23)	(.31)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.00	)(b)	(.42)

Total dividends and distributions	(.23)	(.16)	(.17)	(.23)	(.73)

Net asset value, end of period	$ 8.73	$ 7.97	$ 7.18	$ 7.22	$ 9.27

Total Return
Total investment return based on net asset value(c)	12.75	%*	13.21%	1.64%	(19.36)%	(20.55)%
Ratios/Supplemental Data
Net assets, end of period (000,000’s omitted)	$1,173	$1,943	$1,938	$2,091	$2,521
Ratio to average net assets of:
Expenses	.02%	.01	%(d)	.01%	.02%	.02%
Net investment income	2.75%	2.14	%(d)	2.09%	3.23%	2.93%
Portfolio turnover rate	40%	65%	73%	59%	20%

See footnote summary on page 299.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	287

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

U.S. Large Cap Growth
Year Ended August 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 10.66	$ 8.94	$ 9.25	$ 11.08	$ 12.47

Income From Investment Operations
Net investment income(a)	.12	.12	.11	.11	.10
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.67	1.70	(.31)	(1.83)	(1.04)

Net increase (decrease) in net asset value from operations	1.79	1.82	(.20)	(1.72)	(.94)

Less: Dividends and Distributions
Dividends from net investment income	(.15)	(.10)	(.11)	(.11)	(.10)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.35)

Total dividends and distributions	(.15)	(.10)	(.11)	(.11)	(.45)

Net asset value, end of period	$ 12.30	$ 10.66	$ 8.94	$ 9.25	$ 11.08

Total Return
Total investment return based on net asset value(c)	16.99	%*	20.35	%*	(2.23	)%*	(15.41)%	(8.06)%
Ratios/Supplemental Data
Net assets, end of period (000,000’s omitted)	$1,173	$1,953	$1,924	$2,078	$2,532
Ratio to average net assets of:
Expenses	.02%	.02	%(d)	.01%	.02%	.02%
Net investment income	1.10%	1.09	%(d)	1.13%	1.40%	.86%
Portfolio turnover rate	85%	91%	81%	108%	93%

See footnote summary on page 299.

288	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

International Value
Year Ended August 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 6.98	$ 6.93	$ 7.50	$ 10.37	$ 14.88

Income From Investment Operations
Net investment income(a)	.23	.24	.21	.23	.45
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.70)	.13	(.60)	(2.55)	(3.18)
Contributions from Adviser	– 0	–	– 0	–	– 0	–	.00	(b)	– 0	–

Net increase (decrease) in net asset value from operations	(.47)	.37	(.39)	(2.32)	(2.73)

Less: Dividends and Distributions
Dividends from net investment income	(.12)	(.32)	(.18)	(.19)	(.43)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.36)	(1.35)

Total dividends and distributions	(.12)	(.32)	(.18)	(.55)	(1.78)

Net asset value, end of period	$ 6.39	$ 6.98	$ 6.93	$ 7.50	$ 10.37

Total Return
Total investment return based on net asset value(c)	(6.69)%	4.82%	(5.15)%	(20.71)%	(20.92)%
Ratios/Supplemental Data
Net assets, end of period (000,000’s omitted)	$986	$984	$1,013	$1,127	$1,228
Ratio to average net assets of:
Expenses	.04%	.04	%(d)	.04%	.06%	.07%
Net investment income	3.56%	3.00	%(d)	2.70%	3.56%	3.49%
Portfolio turnover rate	61%	58%	60%	56%	31%

See footnote summary on page 299.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	289

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

International Growth
Year Ended August 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 8.27	$ 8.18	$ 8.12	$ 11.27	$ 13.98

Income From Investment Operations
Net investment income(a)	.18	.19	.19	.23	.38
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.78)	.26	.16	(3.11)	(1.89)
Contributions from Adviser	– 0	–	– 0	–	.00	(b)	.00	(b)	.00	(b)

Net increase (decrease) in net asset value from operations	(.60)	.45	.35	(2.88)	(1.51)

Less: Dividends and Distributions
Dividends from net investment income	(.13)	(.36)	(.29)	(.27)	(.38)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.00	)(b)	(.82)

Total dividends and distributions	(.13)	(.36)	(.29)	(.27)	(1.20)

Net asset value, end of period	$ 7.54	$ 8.27	$ 8.18	$ 8.12	$ 11.27

Total Return
Total investment return based on net asset value(c)	(7.19)%	5.15%	4.20%	(25.32)%	(12.46)%
Ratios/Supplemental Data
Net assets, end of period (000,000’s omitted)	$999	$1,022	$1,037	$1,078	$1,246
Ratio to average net assets of:
Expenses	.04%	.04	%(d)	.03%	.05%	.06%
Net investment income	2.36%	2.15	%(d)	2.27%	3.19%	2.81%
Portfolio turnover rate	93%	73%	119%	111%	85%

See footnote summary on page 299.

290	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Short Duration Bond
Year Ended August 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 9.59	$ 9.56	$ 9.26	$ 9.37	$ 9.87

Income From Investment Operations
Net investment income(a)	.12	.17	.25	.36	.46
Net realized and unrealized gain (loss) on investment transactions	– 0	–	.05	.32	(.08)	(.49)

Net increase (decrease) in net asset value from operations	.12	.22	.57	.28	(.03)

Less: Dividends
Dividends from net investment income	(.15)	(.19)	(.27)	(.39)	(.47)

Net asset value, end of period	$ 9.56	$ 9.59	$ 9.56	$ 9.26	$ 9.37

Total Return
Total investment return based on net asset value(c)	1.24%	2.36%	6.26%	3.14%	(.40)%
Ratios/Supplemental Data
Net assets, end of period (000,000’s omitted)	$933	$1,286	$1,218	$1,108	$1,299
Ratio to average net assets of:
Expenses	.03%	.05	%(d)	.12%	.04%	.03%
Expenses, excluding interest expense and TALF administration fee	.03%	.03	%(d)	.02%	.03%	.03%
Expenses, excluding interest expense	.03%	.03	%(d)	.03%	.04%	.03%
Net investment income	1.26%	1.75	%(d)	2.64%	4.06%	4.75%
Portfolio turnover rate	129%	88%	130%	153%	116%

See footnote summary on page 299.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	291

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Global Core Bond
Year Ended August 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 10.88	$ 10.78	$ 9.98	$ 9.70	$ 9.87

Income From Investment Operations
Net investment income(a)	.33	.41	.45	.51	.50
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.40	.15	.80	.33	(.16)

Net increase in net asset value from operations	.73	.56	1.25	.84	.34

Less: Dividends and Distributions
Dividends from net investment income	(.34)	(.43)	(.45)	(.56)	(.51)
Distributions from net realized gain on investment transactions	(.27)	(.03)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.61)	(.46)	(.45)	(.56)	(.51)

Net asset value, end of period	$ 11.00	$ 10.88	$ 10.78	$ 9.98	$ 9.70

Total Return
Total investment return based on net asset value(c)	6.98	%†	5.38%	12.84%	9.26%	3.51%
Ratios/Supplemental Data
Net assets, end of period (000,000’s omitted)	$1,124	$1,307	$1,353	$1,281	$1,654
Ratio to average net assets of:
Expenses	.03%	.03	%(d)	.13%	.04%	.03%
Expenses, excluding interest expense and TALF administration fee	.03%	.02	%(d)	.02%	.03%	.03%
Expenses, excluding interest expense	.03%	.02	%(d)	.03%	.04%	.03%
Net investment income	2.99%	3.87	%(d)	4.38%	5.47%	5.01%
Portfolio turnover rate	163%	114%	94%	108%	114%

See footnote summary on page 299.

292	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Bond Inflation Protection
Year Ended August 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 11.46	$ 10.70	$ 9.91	$ 10.74	$ 9.99

Income From Investment Operations
Net investment income(a)	.38	.68	.34	.04	.69
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.32	.40	.58	(.19)	.52
Contributions from Adviser	– 0	–	– 0	–	.00	(b)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.70	1.08	.92	(.15)	1.21

Less: Dividends and Distributions
Dividends from net investment income	(.72)	(.32)	(.13)	(.68)	(.46)
Distributions from net realized gain on investment transactions	(.22)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.94)	(.32)	(.13)	(.68)	(.46)

Net asset value, end of period	$ 11.22	$ 11.46	$ 10.70	$ 9.91	$ 10.74

Total Return
Total investment return based on net asset value(c)	6.59%	10.28%	9.31%	(.88)%	12.45%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$792,721	$712,731	$667,764	$586,321	$688,918
Ratio to average net assets of:
Expenses	.11%	.12	%(d)	.07%	.04%	.04%
Expenses, excluding interest expense	.04%	.04	%(d)	.04%	.04%	.04%
Net investment income	3.44%	6.21	%(d)	3.25%	.44%	6.63%
Portfolio turnover rate	52%	39%	21%	20%	9%

See footnote summary on page 299.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	293

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

High-Yield
Year Ended August 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 9.71	$ 9.85	$ 8.51	$ 8.87	$ 9.89

Income From Investment Operations
Net investment income(a)	.76	.87	.89	.81	.78
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.53	(.08)	1.33	(.38)	(1.03)
Contributions from Adviser	– 0	–	.00	(b)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	1.29	.79	2.22	.43	(.25)

Less: Dividends
Dividends from net investment income	(.69)	(.93)	(.88)	(.79)	(.77)

Net asset value, end of period	$ 10.31	$ 9.71	$ 9.85	$ 8.51	$ 8.87

Total Return
Total investment return based on net asset value(c)	13.95%	8.07%	27.01%	7.25%	(2.76)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$397,208	$482,423	$487,751	$463,400	$526,850
Ratio to average net assets of:
Expenses	.07%	.07	%(d)	.05%	.06%	.05%
Net investment income	7.87%	8.53	%(d)	9.29%	11.13%	8.19%
Portfolio turnover rate	57%	55%	34%	40%	25%

See footnote summary on page 299.

294	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Small-Mid Cap Value
Year Ended August 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 10.38	$ 9.08	$ 8.10	$ 11.19	$ 12.79

Income From Investment Operations
Net investment income(a)	.16	.15	.11	.14	.19
Net realized and unrealized gain (loss) on investment transactions	1.30	1.30	.99	(2.34)	(.96)

Net increase (decrease) in net asset value from operations	1.46	1.45	1.10	(2.20)	(.77)

Less: Dividends and Distributions
Dividends from net investment income	(.12)	(.15)	(.12)	(.14)	(.18)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.75)	(.65)

Total dividends and distributions	(.12)	(.15)	(.12)	(.89)	(.83)

Net asset value, end of period	$ 11.72	$ 10.38	$ 9.08	$ 8.10	$ 11.19

Total Return
Total investment return based on net asset value(c)	14.21%	15.84%	13.56%	(16.76)%	(6.29)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$328,749	$497,049	$500,525	$553,145	$685,788
Ratio to average net assets of:
Expenses	.05%	.04	%(d)	.04%	.04%	.04%
Net investment income	1.47%	1.36	%(d)	1.20%	2.00%	1.67%
Portfolio turnover rate	52%	65%	54%	60%	38%

See footnote summary on page 299.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	295

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Small-Mid Cap Growth
Year Ended August 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 16.09	$ 11.77	$ 10.18	$ 12.62	$ 14.79

Income From Investment Operations
Net investment income(a)	.08	.07	.05	.04	.05
Net realized and unrealized gain (loss) on investment transactions	2.15	4.32	1.59	(2.44)	(.78)
Contributions from Adviser	– 0	–	– 0	–	– 0	–	.00	(b)	.01

Net increase (decrease) in net asset value from operations	2.23	4.39	1.64	(2.40)	(.72)

Less: Dividends and Distributions
Dividends from net investment income	(.09)	(.07)	(.05)	(.04)	(.06)
Distributions from net realized gain on investment transactions	(5.00)	– 0	–	– 0	–	– 0	–	(1.39)

Total dividends and distributions	(5.09)	(.07)	(.05)	(.04)	(1.45)

Net asset value, end of period	$ 13.23	$ 16.09	$ 11.77	$ 10.18	$ 12.62

Total Return
Total investment return based on net asset value(c)	17.77	%*	37.31	%*	16.13%	(18.97)%	(5.84)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$328,634	$504,936	$520,593	$548,279	$686,291
Ratio to average net assets of:
Expenses	.06%	.04	%(d)	.04%	.05%	.04%
Net investment income	.55%	.43	%(d)	.46%	.49%	.39%
Portfolio turnover rate	68%	75%	91%	107%	88%

See footnote summary on page 299.

296	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Multi-Asset Real Return
Year Ended August 31,
2012**	2011**	2010	2009	2008

Net asset value, beginning of period	$ 9.13	$ 8.57	$ 7.68	$ 9.56	$ 13.90

Income From Investment Operations
Net investment income(a)	.18	.24	.28	.28	.36
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.25)	1.06	.83	(2.11)	(2.32)

Net increase (decrease) in net asset value from operations	(0.07)	1.30	1.11	(1.83)	(1.96)

Less: Dividends and Distributions
Dividends from net investment income	(.39)	(.74)	(.22)	(.05)	(1.33)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(1.05)

Total dividends and distributions	(.39)	(.74)	(.22)	(.05)	(2.38)

Net asset value, end of period	$ 8.67	$ 9.13	$ 8.57	$ 7.68	$ 9.56

Total Return
Total investment return based on net asset value(c)	(.45	)%*	15.42%	14.68%	(19.25)%	(17.38)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$547,929	$937,281	$925,042	$994,537	$1,132,381
Ratio to average net assets of:
Expenses	.06%	.05	%(d)	.03%	.05%	.07%
Net investment income	2.11%	2.52	%(d)	3.43%	4.46%	3.11%
Portfolio turnover rate	110%	156%	57%	76%	46%

See footnote summary on page 299.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	297

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Volatility Management
	Year Ended August 31,			April 16, 2010(e) to August 31, 2010
	2012	2011

Net asset value, beginning of period	$ 10.27	$ 9.31		$ 10.00

Income From Investment Operations
Net investment income(a)	.07	.09	(f)	.04	(f)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.24	1.36		(.73)

Net increase (decrease) in net asset value from operations	.31	1.45		(.69)

Less: Dividends and Distributions
Dividends from net investment income	(.06)	(.08)		– 0	–
Distributions from net realized gain on investment transactions	(.28)	(.41)		– 0	–

Total dividends and distributions	(.34)	(.49)		– 0	–

Net asset value, end of period	$ 10.24	$ 10.27		$ 9.31

Total Return
Total investment return based on net asset value(c)	3.10%	15.61%		(6.90)%
Ratios/Supplemental Data
Net assets, end of period (000,000’s omitted)	$1,688	$284		$296
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.04%	.15	%(d)	.15	%(d)(g)
Expenses, before waivers/reimbursements	.04%	.16	%(d)	.21	%(d)(g)
Net investment income	.68%	.88	%(d)(f)	1.06	%(d)(f)(g)
Portfolio turnover rate	130%	81%		51%

See footnote summary on page 299.

298	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Amount is less than $0.005.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	The ratio includes expenses attributable to costs of proxy solicitation.

(e)	Commencement of operations.

(f)	Net of fees and expenses waived/reimbursed by the Adviser.

(g)	Annualized.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from the class action settlements, which enhanced the performance for the U.S. Value Portfolio for the year ended August 31, 2012 by 0.01%, U.S. Large Cap Growth Portfolio for the years ended August 31, 2012, August 31, 2011 and August 31, 2010 by 0.02%, 0.01%, and 0.01%, respectively, Small-Mid Cap Growth Portfolio for the years ended August 31, 2012 and August 31, 2011 by 0.01% and 0.01%, respectively and Multi-Asset Real Return Portfolio for the year ended August 31, 2012 by 0.01% .

**	Consolidated (see Note A).

†	Includes the Adviser’s reimbursement in respect of the Lehman Bankruptcy Claim which contributed to the Portfolio’s performance by 0.09% for the year ended August 31, 2012, (see Note F).

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	299

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of The AllianceBernstein Pooling Portfolios

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of The AllianceBernstein Pooling Portfolios (comprising, respectively, the AllianceBernstein U.S. Value Portfolio, AllianceBernstein U.S. Large Cap Growth Portfolio, AllianceBernstein International Value Portfolio, AllianceBernstein International Growth Portfolio, AllianceBernstein Short Duration Bond Portfolio, AllianceBernstein Global Core Bond Portfolio (formerly, AllianceBernstein Intermediate Duration Bond Portfolio), AllianceBernstein Bond Inflation Protection Portfolio, AllianceBernstein High-Yield Portfolio, AllianceBernstein Small-Mid Cap Value Portfolio, AllianceBernstein Small-Mid Cap Growth Portfolio, AllianceBernstein Multi-Asset Real Return Portfolio and AllianceBernstein Volatility Management Portfolio, collectively the “Fund”), as of August 31, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended (the two years then ended and the period April 16, 2010 (commencement of operations) through August 31, 3010 for AllianceBernstein Volatility Management Portfolio) and the statement of cash flows for the year ended August 31, 2012 for AllianceBernstein Bond Inflation Protection Portfolio. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended August 31, 2009, were audited by other auditors whose report dated October 27, 2009 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2012 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

300	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Report of Independent Registered Public Accounting Firm

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting The AllianceBernstein Pooling Portfolios at August 31, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended (the two years then ended and the period April 16, 2010 (commencement of operations) through August 31, 3010 for AllianceBernstein Volatility Management Portfolio) and the cash flows (for AllianceBernstein Bond Inflation Protection Portfolio) for the year then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

October 29, 2012

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	301

Report of Independent Registered Public Accounting Firm

2012 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by each applicable Portfolio during the taxable year ended August 31, 2012. For corporate shareholders, the following percentages of dividends paid by each Portfolio qualify for the dividends received deduction. Additionally, for foreign shareholders the following percentages of dividends paid by each Portfolio may be considered to be qualifying to be taxed as interest-related dividends.

Portfolio	Dividends Received Deduction % (corporate shareholders)	% of Qualified Interest Income (foreign shareholders)
U.S. Value Portfolio	86.27%	0.00%
U.S. Large Cap Growth Portfolio	86.22%	0.00%
International Value Portfolio	0.00%	0.00%
International Growth Portfolio	0.00%	0.00%
Short Duration Bond Portfolio	0.00%	94.56%
Global Core Bond Portfolio	0.00%	52.37%
Bond Inflation Protection Portfolio	0.00%	93.94%
High-Yield Portfolio	0.81%	64.60%
Small-Mid Cap Value Portfolio	72.13%	0.00%
Small-Mid Cap Growth Portfolio	68.25%	0.00%
Multi-Asset Real Return Portfolio	2.11%	13.21%
Volatility Management	27.24%	10.78%

For the taxable year ended August 31, 2012, each Portfolio designates the following amounts as the maximum amount that may be considered qualified dividend income for individual shareholders:

Portfolio	Qualified Dividend Income
U.S. Value Portfolio	$35,136,206
U.S. Large Cap Growth Portfolio	13,435,740
International Value Portfolio	25,409,694
International Growth Portfolio	11,815,666
Short Duration Bond Portfolio	– 0 –
Global Core Bond Portfolio	– 0 –
Bond Inflation Protection Portfolio	– 0 –
High-Yield Portfolio	325,779
Small-Mid Cap Value Portfolio	3,881,414
Small-Mid Cap Growth Portfolio	1,556,332
Multi-Asset Real Return Portfolio	5,147,171
Volatility Management	5,367,972

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2013.

302	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

2012 Federal Tax Information

TRUSTEES

William H. Foulk, Jr.(1) , Chairman John H. Dobkin(1) Michael J. Downey(1) D. James Guzy(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Marshall C. Turner, Jr.(1) Earl D. Weiner(1)

OFFICERS(2)

Philip L. Kirstein, Senior Vice

President and Independent

Compliance Officer

Bruce K. Aronow, Vice President

Takeo Aso, Vice President

Frank V. Caruso, Vice President

Vincent L. Childers, Vice President

Sergey Davalchenko, Vice President

Paul J. DeNoon, Vice President

Jon P. Denfeld, Vice President

Scott A. DiMaggio, Vice President

Gershon M. Distenfeld, Vice

President

Vincent C. DuPont, Vice President

Sharon E. Fay, Vice President

John H. Fogarty, Vice President

Rajen B. Jadav, Vice President

Shawn E. Keegan, Vice President

N. Kumar Kirpalani, Vice President

Samantha S. Lau, Vice President

Avi Lavi, Vice President

Daniel J. Loewy, Vice President James W. MacGregor, Vice President

Alison M. Martier, Vice President

Christopher W. Marx, Vice

President

Seth J. Masters, Vice President

Michael L. Mon, Vice President

Joseph G. Paul, Vice President

Douglas J. Peebles, Vice President

Greg L. Powell, Vice President

Jonathan E. Ruff, Vice President

Laurent Saltiel, Vice President

Ashish C. Shah, Vice President

Matthew S. Sheridan, Vice President

Kevin F. Simms, Vice President

Wen-Tse Tseng, Vice President

Jean-Francois Van de Walle, Vice

President

Andrew J. Weiner, Vice President

Greg J. Wilensky, Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and

Chief Financial Officer

Phyllis J. Clarke, Controller

Custodian and Accounting Agent

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004 Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	303

Trustees

(2)	The management of, and investment decisions for, the AllianceBernstein Multi-Asset Real Return Portfolio are made by the Real Asset Strategy Team. Mr. Vincent L. Childers and Mr. Jonathan E. Ruff are the senior most members of the Investment Management Team.

The management of, and investment decisions for, the AllianceBernstein U.S. Value Portfolio are made by the U.S. Value Senior Investment Management Team. Mr. Joseph G. Paul, Mr. Christopher W. Marx and Mr. Greg L. Powell are the senior most members of the Investment Management Team.

The management of, and investment decisions for, the AllianceBernstein Small-Mid Cap Value Portfolio are made by the Small-Mid Cap Value Senior Investment Management Team. Mr. Joseph G. Paul, Mr. James W. MacGregor and Mr. Andrew J. Weiner are the senior most members of the Investment Management Team.

The management of, and investment decisions for, the AllianceBernstein International Value Portfolio are made by the International Value Senior Investment Management Team. Mr. Takeo Aso, Ms. Sharon E. Fay, Mr. Avi Lavi and Mr. Kevin F. Simms are the senior most members of the Investment Management Team.

The management of, and investment decisions for, the AllianceBernstein U.S. Large Cap Growth Portfolio are made by the U.S. Large Cap Growth Team. Mr. Frank V. Caruso, Mr. Vincent C. DuPont and Mr. John H. Fogarty are the senior most members of the team.

The management of, and investment decisions for, the AllianceBernstein Small-Mid Cap Growth Portfolio are made by the Small/Mid Cap Growth Investment Team. Mr. Bruce K. Aronow, Mr. N. Kumar Kirpalani, Ms. Samantha S. Lau and Mr. Wen-Tse Tseng are the senior most members of the team.

The management of, and investment decisions for, the AllianceBernstein International Growth Portfolio are made by the International Growth Team. Mr. Sergey Davalchenko, Mr. Laurent Saltiel and Mr. Jean-Francois Van de Walle are the senior most members of the team.

The management of, and investment decisions for, the AllianceBernstein Short Duration Bond Portfolio are made by the U.S. Multi Sector Fixed Income Team. Mr. Jon P. Denfeld, Mr. Paul J. DeNoon, Mr. Shawn E. Keegan, Ms. Alison M. Martier, Mr. Douglas J. Peebles and Mr. Greg J. Wilensky are the senior most members of the team.

The management of, and investment decisions for, the AllianceBernstein Global Core Bond Portfolio are made by the U.S. Global Fixed Income Team. Mr. Paul J. DeNoon, Mr. Scott A. DiMaggio, Mr. Michael L. Mon, Mr. Douglas J. Peebles and Mr. Matthew S. Sheridan are the senior most members of the team.

The management of, and investment decisions for, the AllianceBernstein High-Yield Portfolio are made by the Global Credit Investment Team. Mr. Gershon M. Distenfeld, Mr. Douglas J. Peebles and Mr. Ashish C. Shah are the senior most members of the team.

Mr. Greg J. Wilensky, Director of Stable Value Investments, Mr. Rajen B. Jadav and Mr. Shawn E. Keegan are primarily responsible for the day-to-day management of the AllianceBernstein Bond Inflation Protection Portfolio.

The day-to-day management of, and investment decisions for, the AllianceBernstein Volatility Management Portfolio are made by the Adviser’s Dynamic Asset Allocation Team. Mr. Seth J. Masters and Mr. Daniel J. Loewy are primarily responsible for the day-to-day management of the Portfolio.

304	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Trustees

MANAGEMENT OF THE FUND

Trustee Information

The business and affairs of the Trust are managed under the direction of the Trustees. Certain information concerning the Trustees of the Trust is set forth below.

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIPS AND DIRECTORSHIPS HELD BY TRUSTEE IN PAST FIVE YEARS
INTERESTED TRUSTEE
Robert M. Keith, + 1345 Avenue of the Americas New York, NY 10105 52 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	100	None

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	305

MANAGEMENT OF THE FUND

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIPS AND DIRECTORSHIPS HELD BY TRUSTEE IN PAST FIVE YEARS
DISINTERESTED TRUSTEES
William H. Foulk, Jr., #, ## Chairman of the Board 80 (2005)	Investment Adviser and an Independent Consultant since prior to 2007. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983 and has been Chairman of the AllianceBernstein Funds and of the Independent Directors Committee of such Funds since 2003. He is also active in a number of mutual fund related organizations and committees.	100	None

John H. Dobkin, # 70 (2005)	Independent Consultant since prior to 2007. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	100	None

306	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

MANAGEMENT OF THE FUND

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIPS AND DIRECTORSHIPS HELD BY TRUSTEE IN PAST FIVE YEARS
DISINTERESTED TRUSTEES (continued)
Michael J. Downey, # 68 (2005)	Private Investor since prior to 2007. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director of two other registered investment companies (and Chairman of one of them).	100	Asia Pacific Fund, Inc., The Merger Fund since prior to 2007 and Prospect Acquisition Corp. (financial services) from 2007 until 2009

D. James Guzy, # 76 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2007. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	100	Cirrus Logic Corporation (semi-conductors) and PLX Technology (semi-conductors) since prior to 2007 and Intel Corporation (semi-conductors) since prior to 2007 until 2008

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	307

MANAGEMENT OF THE FUND

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIPS AND DIRECTORSHIPS HELD BY TRUSTEE IN PAST FIVE YEARS
DISINTERESTED TRUSTEES (continued)
Nancy P. Jacklin, # 64 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006.	100	None

308	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

MANAGEMENT OF THE FUND

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIPS AND DIRECTORSHIPS HELD BY TRUSTEE IN PAST FIVE YEARS
DISINTERESTED TRUSTEES (continued)
Garry L. Moody, # 60 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services. He is also a member of the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committee, of the AllianceBernstein Funds since 2008.	100	None

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	309

MANAGEMENT OF THE FUND

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIPS AND DIRECTORSHIPS HELD BY TRUSTEE IN PAST FIVE YEARS
DISINTERESTED TRUSTEES (continued)
Marshall C. Turner, Jr., # 71 (2005)	Private Investor since prior to 2007. Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2005, and President and CEO, 2005-2006, after the company was acquired and renamed Toppan Photomasks, Inc. He has extensive experience in venture capital investing including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of a number of education and science-related non-profit organizations. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1992.	100	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) since prior to 2007

Earl D. Weiner, # 73 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and member of ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and is Chairman of the Governance and Nominating Committees of the Funds.	100	None

310	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

MANAGEMENT OF THE FUND

*	The address for each of the Fund’s disinterested Trustees is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Trustees.

***	The information above includes each Trustee’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee’s qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the Fund.

+	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

##	Member of the Fair Value Pricing Committee.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	311

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH TRUST	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 52	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 67	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Bruce K. Aronow 46	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2007.

Takeo Aso 47	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2007.

Frank V. Caruso 56	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2007.

Vincent L. Childers 36	Vice President	Vice President of the Adviser,** with which he has been associated since 2007. Prior thereto, he was associated with Houlihan Lokey since prior to 2007.

Sergey Davalchenko 37	Vice President	Vice President of the Adviser,** with which he has been associated since January 2011. In early 2012, he also became a Portfolio Manager for Emerging Markets Growth. Prior thereto, he was a senior international analyst at Global Currents Investment Management, a subsidiary of Legg Mason from April 2008 to January 2011. Previously, he was associated with Fenician Capital Management since prior to 2007.

Paul J. DeNoon 50	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2007.

Jon P. Denfeld 42	Vice President	Vice President of the Adviser,** since May 2008. Prior thereto, he was a Senior U.S. Portfolio Manager for UBS Global Asset Management since prior to 2007.

Scott A. DiMaggio 41	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2007.

312	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Management of the Fund

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH TRUST	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Gershon M. Distenfeld 36	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2007.

Vincent C. DuPont 50	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2007.

Sharon E. Fay 52	Vice President	Senior Vice President of the Adviser,** with which she has been associated since prior to 2007.

John H. Fogarty 42	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2007.

Rajen B. Jadav 37	Vice President	Vice President of the Adviser,** with which he has been associated since prior to 2007.

Shawn E. Keegan 41	Vice President	Vice President of the Adviser,** with which he has been associated since prior to 2007.

N. Kumar Kirpalani 58	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2007.

Samantha S. Lau 40	Vice President	Senior Vice President of the Adviser,** with which she has been associated since prior to 2007.

Avi Lavi 46	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2007.

Daniel J. Loewy 38	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2007.

James W. MacGregor 45	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2007.

Alison M. Martier 55	Vice President	Senior Vice President of the Adviser,** with which she has been associated since prior to 2007.

Christopher W. Marx 45	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2007.

Seth J. Masters 53	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2007.

Michael L. Mon 43	Vice President	Vice President of the Adviser,** with which he has been associated since prior to 2007.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	313

Management of the Fund

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH TRUST	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Joseph G. Paul 52	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2007.

Douglas J. Peebles 47	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2007.

Greg L. Powell 53	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2007.

Jonathan E. Ruff 42	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2007.

Laurent Saltiel 42	Vice President	Senior Vice President of the Adviser,** with which he has been associated since June 2010. Prior thereto, he had been associated with Janus Capital as an international portfolio manager. since prior to 2007.

Ashish C. Shah 42	Vice President	Senior Vice President and Head of Global Credit of the Adviser since May 2010. Previously, he was a Managing Director and Head of Global Credit Strategy at Barclays Capital from September 2008 until May 2010. Prior thereto, he served as the Head of Credit Strategy at Lehman Brothers, heading the Structured Credit/CDO and Credit Strategy groups since prior to 2007.

Matthew S. Sheridan 37	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2007.

Kevin F. Simms 46	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2007.

Wen-Tse Tseng 46	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2007.

Jean-Francois Van de Walle 53	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2007.

Andrew J. Weiner 44	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2007.

Greg J. Wilensky 45	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2007.

314	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Management of the Fund

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH TRUST	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Emilie D. Wrapp 56	Secretary	Senior Vice President, Assistant General Counsel, and Assistant Secretary of ABI,** with which she has been associated since prior to 2007.

Joseph J. Mantineo 53	Treasurer and Chief Financial Officer	Senior Vice President of ABIS,** with which he has been associated since prior to 2007.

Phyllis J. Clarke 51	Controller	Vice President of ABIS,** with which she has been associated since prior to 2007.

*	The address for each of the Trust’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI, ABIS and AllianceBernstein Limited are affiliates of the Trust.

The Trust’s Statement of Additional Information (“SAI”) has additional information about the Trustees and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at 1-800-227-4618 for a free prospectus or SAI.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	315

Management of the Fund

Information Regarding the Review and Approval of the Advisory Agreement in Respect of Each Portfolio

The disinterested trustees (the “trustees”) of The AllianceBernstein Pooling Portfolios (the “Trust”) unanimously approved the continuance of the Trust’s Advisory Agreement with the Adviser in respect of each of the equity portfolios listed below (each, a “Portfolio” and collectively, the “Portfolios”) at a meeting held on May 1-3, 2012:

•	AllianceBernstein U.S. Value Portfolio

•	AllianceBernstein U.S. Large Cap Growth Portfolio

•	AllianceBernstein Multi-Asset Real Return Portfolio (formerly named AllianceBernstein Global Real Estate Investment Portfolio)

•	AllianceBernstein International Value Portfolio

•	AllianceBernstein International Growth Portfolio

•	AllianceBernstein Small-Mid Cap Value Portfolio

•	AllianceBernstein Small-Mid Cap Growth Portfolio

•	AllianceBernstein Volatility Management Portfolio

Prior to approval of the continuance of the Advisory Agreement in respect of each Portfolio, the trustees had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The trustees also reviewed an independent evaluation prepared by the Trust’s Senior Officer (who is also the Trust’s Independent Compliance Officer) of the reasonableness of the advisory fee in respect of each Portfolio, in which the Senior Officer concluded that the contractual fee (zero) for each Portfolio was reasonable. The trustees also discussed the proposed continuances in private sessions with counsel and the Trust’s Senior Officer.

The trustees noted that the Portfolios are designed as investment vehicles for certain AllianceBernstein institutional clients, including registered investment companies sponsored by the Adviser (the institutional clients, including the registered investment companies, are all referred to as the “Pooling Investors”). The trustees also noted that no advisory fee is payable by any of the Portfolios, although the Advisory Agreement provides that the Portfolios will reimburse the Adviser for the cost of certain clerical, accounting, administrative and other services provided to the Portfolios by employees of the Adviser or its affiliates, and that a similar reimbursement provision is included in the Adviser’s advisory agreements with most of the open-end AllianceBernstein Funds. The trustees further noted that the Trust acknowledges in the Advisory Agreement that the Adviser will receive compensation for its services to the Portfolios from third parties (e.g., the Pooling Investors). The trustees noted that the current Pooling

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Investors in the Portfolios are certain registered investment companies sponsored by the Adviser and an unaffiliated institutional investor.

The trustees considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolios gained from their experience as trustees or directors of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the trustees and its responsiveness, frankness and attention to concerns raised by the trustees in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The trustees noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolios and review extensive materials and information presented by the Adviser.

The trustees also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the trustees did not identify any particular information that was all-important or controlling, and different trustees may have attributed different weights to the various factors. The trustees determined that the selection of the Adviser to manage each Portfolio, and the overall arrangements between each Portfolio and the Adviser as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the trustees considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the trustees’ determination included the following:

Nature, Extent and Quality of Services Provided

The trustees considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolios. They also noted the professional experience and qualifications of each Portfolio’s portfolio management team and other senior personnel of the Adviser. The trustees also considered that the Advisory Agreement provides that each Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided to such Portfolio by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the trustees and, to the extent requested and paid in respect of a Portfolio, result in some compensation from such Portfolio to the Adviser. The trustees noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Trust’s Senior Officer. The trustees noted that, to date they have approved reimbursements from

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	317

AllianceBernstein Volatility Management Portfolio only. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of each Portfolio’s other service providers, also were considered. The trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided to each of the Portfolios under the Advisory Agreement.

Costs of Services Provided and Profitability

The trustees reviewed a schedule of the revenues, expenses and related notes indicating the profitability of each Portfolio (which, as noted above, pays no advisory fee to the Adviser but may reimburse expenses to the Adviser) to the Adviser for calendar years 2010 and 2011 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Trust’s Senior Officer. The trustees reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The trustees noted that the methodology took into account that the Adviser was indirectly compensated for its services to the Portfolios by the Pooling Investors. The trustees also noted that the profitability information reflected all revenues and expenses of the Adviser’s relationships with the Portfolios, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Portfolios, and that the profitability methodology attributed revenues and expenses to the Portfolios relating to the Pooling Investors. The trustees recognized that it is difficult to make comparisons of profitability of the Advisory Agreement with advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The trustees focused on the profitability of the Adviser’s relationships with the Portfolios before taxes and distribution expenses. The trustees noted that the Adviser’s relationship with AllianceBernstein Volatility Management Portfolio (inception April 2010) was not profitable to it in 2010. The trustees concluded that they were satisfied that the Adviser’s level of profitability from its relationship with AllianceBernstein Volatility Management Portfolio in 2011 and with each other Portfolio in 2010 and 2011 was not unreasonable.

Fall-Out Benefits

The trustees considered the other benefits to the Adviser and its affiliates from their relationships with the Portfolios, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from brokers that execute transactions for certain clients, including the Portfolios); 12b-1 fees and sales charges received by the Trust’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of shares of the Pooling Investors that are registered investment companies; and brokerage commissions paid by the Portfolios to brokers affiliated with the Adviser. The trustees noted that while the Adviser’s affiliated transfer agent does not receive fees for providing services to

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the Portfolios (although it may be reimbursed for its out-of-pocket expenses), such affiliated transfer agent receives fees for providing services to the Pooling Investors. The trustees noted that the Adviser receives fees for advisory, distribution, recordkeeping and other services provided to the institutional Pooling Investor and is compensated by the other Pooling Investors for providing advisory services to them. The trustees recognized that the Adviser’s loss on unprofitable Portfolios would increase, and that the Adviser’s profitability on other Portfolios would be lower, without these benefits. The trustees understood that the Adviser also might derive reputational and other benefits from its association with the Portfolios.

Investment Results

In addition to the information reviewed by the trustees in connection with the meetings, the trustees receive detailed comparative performance information for each Portfolio at each regular Board meeting during the year. At the May 2012 meeting, the trustees reviewed information prepared by Lipper showing the performance of each Portfolio as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of each Portfolio as compared with one or more securities indices, in each case for the 1-, 3- and 5-year periods, as applicable, ended February 29, 2012 and (in the case of comparisons with certain indices) the period since inception.

In reviewing the performance information the trustees noted that the Portfolios had a performance advantage in that the performance of virtually all of the Portfolios’ competitors was negatively affected by the fact they pay advisory fees whereas the Portfolios do not.

AllianceBernstein U.S. Value Portfolio

The trustees noted that the Portfolio (May 2005 inception) was in the 3rd quintile of the Performance Group and the Performance Universe for the 1-year period, in the 5th quintile of the Performance Group and 4th quintile of the Performance Universe for the 3-year period, and in the 5th quintile of the Performance Group and the Performance Universe for the 5-year period. The Portfolio lagged the Russell 1000 Value Index in all periods. The trustees noted that all reference points showed negative results in the 5-year period. The trustees also reviewed performance information for periods ended March 31, 2012, and noted that in the 3-month period the Portfolio had outperformed the Index. The trustees noted that they had discussed with the Adviser their concerns about the relative performance of the Portfolio. The trustees took into account the Adviser’s recent restructuring of the Adviser’s research and portfolio management teams and investment process changes that are intended to improve the investment performance of its equity services. The Adviser had stated its belief that, in the case of its value funds, it had adhered to its rigorous process for value

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	319

investing during a period when value investing had not generally obtained favorable returns. The Adviser believed that other managers of value funds may not pursue value characteristics to the same degree as the Adviser, and that their funds’ short-term performance may have benefited from style drift. The Adviser also reiterated its conviction that, over the long term, rigorous value investing would yield superior investment returns. The trustees were satisfied with the Adviser’s explanation.

Based on their review and their discussion with the Adviser of the reasons for the Portfolio’s performance, the trustees retained confidence in the Adviser’s ability to manage the Portfolio. The trustees determined to continue to monitor the Portfolio’s performance closely.

AllianceBernstein U.S. Large Cap Growth Portfolio

The trustees noted that the Portfolio (May 2005 inception) was in the 4th quintile of the Performance Group and 5th quintile of the Performance Universe for the 1- and 3-year periods, and in the 5th quintile of the Performance Group and the Performance Universe for the 5-year period. The Portfolio lagged the Russell 1000 Growth Index (the “Index”) in all periods. The trustees also reviewed performance information for periods ended March 31, 2012, and noted that in the 3-month period the Portfolio had outperformed the Index. The trustees noted that they had discussed with the Adviser their concerns about the relative performance of the Portfolio. The directors took into account the Adviser’s recent restructuring of the Adviser’s research and portfolio management teams and investment process changes that are intended to improve the investment performance of its equity services.

Based on their review and their discussion with the Adviser of the reasons for the Portfolio’s performance, the trustees retained confidence in the Adviser’s ability to manage the Portfolio.

AllianceBernstein Multi-Asset Real Return Portfolio

The trustees noted that the Portfolio (May 2005 inception) was in the 5th quintile of the Performance Group and the Performance Universe for the 1- and 5-year periods, and in the 1st quintile of the Performance Group and the Performance Universe for the 3-year period. The Portfolio outperformed the Morgan Stanley Capital International (MSCI) All Country (AC) World Commodity Producers Index (the “MSCI AC World Commodity Index”) in the 1- and 3-year periods and lagged that index in the 5-year and the since inception periods. The Portfolio underperformed the Financial Times Stock Exchange (FTSE) European Public Real Estate Association (EPRA)/National Association of Real Estate Investment Trusts (NAREIT) Developed Real Estate (RE) Index (the “FTSE EPRA/NAREIT Developed RE Index”) in the 1- and 3-year periods but outperformed that index in the 5-year and the since inception periods (all reference points in the 1-year period showed negative results). The trustees

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also reviewed performance information for periods ended March 31, 2012, and noted that in the 3-month period the Portfolio had outperformed the MSCI AC World Commodity Index but lagged the FTSE EPRA/NAREIT Developed RE Index. The trustees also noted that at their September 2010 meeting they had approved modifications to the Portfolio’s investment strategy and policies, including a new benchmark, the MSCI AC World Commodity Index, and a name change to AllianceBernstein Multi-Asset Real Return Portfolio from AllianceBernstein Global Real Estate Investment Portfolio, effective December 31, 2010. As a result, the trustees gave less weight to the Portfolio’s investment performance prior to December 2010. Based on their review and their discussion with the Adviser of the reasons for the Portfolio’s performance, the trustees retained confidence in the Adviser’s ability to manage the Portfolio.

AllianceBernstein International Value Portfolio

The trustees noted that the Portfolio (May 2005 inception) was in the 5th quintile of the Performance Group and the Performance Universe for the 1- and 5-year periods, and in the 3rd quintile of the Performance Group and 4th quintile of the Performance Universe for the 3-year period. The Portfolio lagged the Morgan Stanley Capital International (MSCI) All Country World Index ex U.S. (the Portfolio’s index since January 1, 2012) and the MSCI Europe, Australasia and Far East Index (Net) in all periods. The trustees noted that all reference points showed negative results in the 1- and 5-year periods. The trustees also reviewed performance information for periods ended March 31, 2012, and noted that in the 3-month period the Portfolio had outperformed the indices. The trustees noted that they had discussed with the Adviser their concerns about the relative performance of the Portfolio. The trustees took into account the Adviser’s recent restructuring of the Adviser’s research and portfolio management teams and investment process changes that are intended to improve the investment performance of its equity services. The Adviser had stated its belief that, in the case of its value funds, it had adhered to its rigorous process for value investing during a period when value investing had not generally obtained favorable returns. The Adviser believed that other managers of value funds may not pursue value characteristics to the same degree as the Adviser, and that their funds’ short-term performance may have benefited from style drift. The Adviser also reiterated its conviction that, over the long term, rigorous value investing would yield superior investment returns. The trustees were satisfied with the Adviser’s explanation.

Based on their review and their discussion of the reasons for the Portfolio’s performance with the Adviser, the trustees retained confidence in the Adviser’s ability to manage the Portfolio. The trustees determined to continue to monitor the Portfolio’s performance closely.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	321

AllianceBernstein International Growth Portfolio

The trustees noted that the Portfolio (May 2005 inception) was in the 5th quintile of the Performance Group and the Performance Universe for the 1-, 3- and 5-year periods. The Portfolio lagged the Morgan Stanley Capital International (MSCI) All Country (AC) World Index ex U.S. (the Portfolio’s primary index since January 1, 2012), and the MSCI AC World Index ex U.S. Growth (the Portfolio’s secondary index since January 1, 2012), and the MSCI Europe, Australasia and Far East (EAFE) Index (Net), the Portfolio’s prior index, in all periods. The trustees also reviewed performance information for periods ended March 31, 2012, and noted that in the 3-month period the Portfolio had outperformed the indices. The trustees noted that they had discussed with the Adviser their concerns about the relative performance of the Portfolio. The directors took into account the Adviser’s recent restructuring of the Adviser’s research and portfolio management teams and investment process changes that are intended to improve the investment performance of its equity services.

Based on their review and their discussion with the Adviser of the reasons for the Portfolio’s performance, the trustees retained confidence in the Adviser’s ability to manage the Portfolio. The trustees determined to continue to monitor the Portfolio’s performance closely.

AllianceBernstein Small-Mid Cap Value Portfolio

The trustees noted that the Portfolio (May 2005 inception) was in the 5th quintile of the Performance Group and the Performance Universe for the 1-year period, and in the 1st quintile of the Performance Group and the Performance Universe for the 3- and 5-year periods. The Portfolio lagged the Russell 2500 Value Index (the “Index”) in the 1-year period (all reference points showed negative results) and outperformed the Index in all other periods. The trustees also reviewed performance information for periods ended March 31, 2012, and noted that in the 3-month period the Portfolio had outperformed the Index. Based on their review and their discussion with the Adviser of the reasons for the Portfolio’s performance in the year ended February 29, 2012, the trustees concluded that the Portfolio’s performance was acceptable.

AllianceBernstein Small-Mid Cap Growth Portfolio

The trustees noted that the Portfolio (May 2005 inception) was in the 1st quintile of the Performance Group and the Performance Universe for the 1-, 3- and 5-year periods. The Portfolio outperformed the Russell 2500 Growth Index in all periods. Based on their review, the trustees concluded that the Portfolio’s relative performance over time had been satisfactory.

AllianceBernstein Volatility Management Portfolio

The trustees noted that the Portfolio (April 2010 inception) was in the 4th quintile of the Performance Group and the Performance Universe in the 1-year period. The Portfolio lagged the Morgan Stanley Capital International (MSCI) All

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Country World Index (the Portfolio’s benchmark since January 1, 2012) and the Standard & Poor’s (S&P) 500 Index in the 1-year period and outperformed the MSCI All Country World Index in the since inception period. Based on their review, the trustees concluded that the Portfolio’s performance was acceptable.

Advisory Fees and Other Expenses

The trustees considered the advisory fee rate paid by each Portfolio to the Adviser (zero) and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as such Portfolio at a common asset level. The trustees also reviewed certain information showing the fees paid to the Adviser by the Pooling Investors. The trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The trustees noted the unusual arrangements in the Advisory Agreement providing for no advisory fee but were cognizant that the Adviser is indirectly compensated by the Pooling Investors for its services to the Portfolios. While the fees paid by the Pooling Investors to the Adviser vary, the trustees acknowledged that a portion of those fees may reasonably be viewed as compensating the Adviser for advisory services it provides to each Portfolio (the “implied fee”) and that the Adviser had represented to the Securities and Exchange Commission’s staff and to the Trust’s former counsel that the implied fee rate is the same for all the Pooling Investors. The trustees also noted that the Adviser had undertaken to work with the trustees to develop procedures to enable the trustees to monitor the implied fee rates for the Portfolios and had provided the trustees with information concerning the fees paid by the various Pooling Investors.

In considering the fee arrangements (including the payments to the Adviser by the Pooling Investors), the trustees took into account the complexity of investment management for AllianceBernstein Volatility Management Portfolio relative to other types of funds, noting that, in addition to requiring equity management capabilities, the Portfolio also required continual monitoring of the expected risk-return potential for equities and judgments about the timing and extent of defensive moves to fixed income.

Based on their review, the trustees concluded that the advisory arrangements for the Portfolios, including the zero fee aspect of the Advisory Agreement with the Adviser, were satisfactory.

The trustees also considered the advisory fees the Adviser charges non-fund clients pursuing a similar investment style. For this purpose, the trustees reviewed the relevant fee information from the Adviser’s Form ADV and the evaluation from the Trust’s Senior Officer. The trustees recognized that this information was of limited utility in light of the Portfolios’ unusual fee arrangements. The trustees noted that the Adviser may, in some cases, agree to fee rates with large

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	323

institutional clients that are lower than those on the schedules reviewed by the trustees and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the trustees the significantly greater scope of the services it provides the Portfolios relative to institutional clients. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Portfolios, and the unusual fee structure for all the Portfolios, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The trustees noted that each of AllianceBernstein multi-asset Real Return Portfolio and AllianceBernstein Volatility Management Portfolio may invest in shares of exchange-traded funds (“ETFs”). The trustees noted that ETFs pay advisory fees pursuant to their advisory contracts, and that the Adviser had provided, and they had reviewed, information about the expense ratios of the relevant ETFs. The trustees concluded, based on the Adviser’s explanation of how it opportunistically uses ETFs when they represent the least expensive way to obtain desired exposures for a fund or to temporarily “equitize” cash inflows pending purchases of underlying securities, that the advisory fee for each such Portfolio (zero) would be paid for services that would be in addition to, rather than duplicative of, the services to be provided under the advisory contracts of the ETFs.

The trustees also considered the total non-advisory expense ratio of each Portfolio in comparison to the non-advisory expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to a Portfolio and an Expense Universe as a broader group, consisting of all funds in a Portfolio’s investment classification/objective. The non-advisory expense ratio of each Portfolio was based on the Portfolio’s latest fiscal year. The non-advisory expense ratio of AllianceBernstein Volatility Management Portfolio reflected the Adviser’s agreement to limit the Portfolio’s non-advisory expense ratio pursuant to an expense limitation agreement. The trustees noted that it was likely that the non-advisory expense ratios of some of the other funds in each Portfolio’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The trustees view the non-advisory expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolios by others.

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AllianceBernstein U.S. Value Portfolio

AllianceBernstein U.S. Large Cap Growth Portfolio

AllianceBernstein Multi-Asset Real Return Portfolio

AllianceBernstein International Value Portfolio

AllianceBernstein International Growth Portfolio

AllianceBernstein Small-Mid Cap Value Portfolio

AllianceBernstein Small-Mid Cap Growth Portfolio

The trustees noted that each Portfolio’s total non-advisory expense ratio was lower than the Expense Group and Expense Universe medians. The trustees concluded that each Portfolio’s non-advisory expense ratio was satisfactory.

AllianceBernstein Volatility Management Portfolio

The trustees noted that the Portfolio’s total non-advisory expense ratio was higher than the Expense Group and the Expense Universe medians. The trustees concluded that the Portfolio’s non-advisory expense ratio, which reflected an expense limitation agreement between the Adviser and the Portfolio, was acceptable.

Economies of Scale

Since the Advisory Agreement does not provide for any compensation to be paid to the Adviser by the Portfolios, the trustees did not consider the extent to which fee levels in the Advisory Agreement reflect economies of scale. They did note, however, that the fee schedules for the Pooling Investors that are registered investment companies incorporate breakpoints.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	325

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AllianceBernstein Pooling Portfolios (the “Trust” or the “Pooling Portfolios”) in respect of the following Portfolios:2

U.S. Value Portfolio

U.S. Large Cap Growth Portfolio

Multi-Asset Real Return Portfolio3

International Value Portfolio

International Growth Portfolio

Small-Mid Cap Value Portfolio

Small-Mid Cap Growth Portfolio

Volatility Management Portfolio

The Trust, which is designed to facilitate a “blended style” investment approach, represents a variety of asset classes and investment styles, and is available for investment only to institutional clients of the Adviser, including both registered investment companies and large managed separate accounts.

The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer, for the Trustees of the Trust, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Trustees of the Trust to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolios which was provided to the Trustees in connection with their review of the proposed approval of the continuance of

1	The information in the fee summary was completed on April 19, 2012 and discussed with the Board of Trustees on May 1-3, 2012.

2	Future references to the Portfolios do not include “AllianceBernstein.” The Portfolios of the Trust that are not discussed in this evaluation are the fixed-income Pooling Portfolios: Short Duration Bond Portfolio, Global Core Bond (formerly Intermediate Duration Bond Portfolio), Bond Inflation Protected Securities Portfolio (formerly Inflation Protected Securities Portfolio) and High Yield Portfolio.

3	Effective December 31, 2010, the Portfolio changed its name from Global Real Estate Investment Portfolio and eliminated its policy of investing at least 80% of its net assets in real estate related investments. Also at this time, the Portfolio’s management team changed.

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the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreements, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolios grow larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolios.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). The first factor is an additional factor required to be considered by the AoD. On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”4

PORTFOLIO ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

Under the Investment Advisory Agreement, the Portfolios are not charged an advisory fee. The investment advisory contract also does not provide for the Adviser to be reimbursed for the cost of providing non-advisory services, which would include administration, distribution and transfer agent-related services, although the transfer agent of the Portfolios is reimbursed for out of pocket expenses. The Adviser is compensated by institutional clients of the Adviser (the “Institutional Clients”) that invest in the Pooling Portfolios. These clients include the AllianceBernstein Blended Style Series, Inc.—AllianceBernstein

4	Jones v. Harris at 1427.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	327

Retirement Strategies (“Retirement Strategies”),5 The AllianceBernstein Portfolios—AllianceBernstein Wealth Strategies (“Wealth Strategies”),6 and the Rhode Island Higher Education Savings Trust (referred to herein as “CollegeBoundfund”). Collectively, these shareholders (the “Institutional Clients”) own 100 percent of the Pooling Portfolios’ total outstanding shares. Set forth below are the advisory fee schedules of the Institutional Clients that invests in the Pooling Portfolios.

AllianceBernstein Blended Style Series, Inc.—AllianceBernstein Retirement Strategies

Each of the Retirement Strategies pays an advisory fee correlated to the percentage of equity investments held by the Retirement Strategy. This fee is discounted by a certain percentage depending on the asset level of the Retirement Strategy as indicated below:

% Invested in Equity Investments	Advisory Fee
Equal to or less than 60%	0.55%
Greater than 60% and less than 80%	0.60%
Equal to or greater than 80%	0.65%

Net Asset Level	Discount
Assets equal to or less than $2.5 billion	n/a
Assets greater than $2.5 billion and less than $5 billion	10 basis points
Assets greater than $5 billion	15 basis points

Accordingly, under the terms of the Investment Advisory Agreement, the Retirement Strategies will pay the Adviser at the following annual rates:

	Average Daily Net Assets
Retirement Strategy	First $2.5 billion	Next $2.5 billion	In excess of $5 billion
Retirement Strategies: 2030, 2035, 2040, 2045, 2050, 2055	0.65%	0.55%	0.50%
Retirement Strategies: 2015, 2020, 2025	0.60%	0.50%	0.45%
Retirement Strategies: 2000, 2005, 2010	0.55%	0.45%	0.40%

5	Includes AllianceBernstein 2000 Retirement Strategy, AllianceBernstein 2005 Retirement Strategy, AllianceBernstein 2010 Retirement Strategy, AllianceBernstein 2015 Retirement Strategy, AllianceBernstein 2020 Retirement Strategy, AllianceBernstein 2025 Retirement Strategy, AllianceBernstein 2030 Retirement Strategy, AllianceBernstein 2035 Retirement Strategy, AllianceBernstein 2040 Retirement Strategy, AllianceBernstein 2045 Retirement Strategy, AllianceBernstein 2050 Retirement Strategy and AllianceBernstein 2055 Retirement Strategy. Future references to the Retirement Strategies do not include “AllianceBernstein.”

6	Includes AllianceBernstein Balanced Wealth Strategy, AllianceBernstein Wealth Appreciation Strategy, AllianceBernstein Conservative Wealth Strategy. Future references to the Wealth Strategies do not include “AllianceBernstein.”

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AllianceBernstein Portfolios—Balanced Wealth Strategy, Wealth Appreciation Strategy and Conservative Wealth Strategies

The Wealth Strategies are charged by the Adviser an advisory fee based on a percentage of each fund’s average daily net assets:

Fund	Advisory Fee Based on % of Average Daily Net Assets
Wealth Appreciation Strategy	First $2.5 billion Next $2.5 billion Excess of $5 billion	0.65 0.55 0.50	% % %

Balanced Wealth Strategy	First $2.5 billion Next $2.5 billion Excess of $5 billion	0.55 0.45 0.40	% % %

Conservative Wealth Strategy[7]	First $2.5 billion Next $2.5 billion Excess of $5 billion	0.55 0.45 0.40	% % %

CollegeBoundfund

The Adviser serves as the program manager of the CollegeBoundfund, a 529 college-savings plan. Services provided by the Adviser as program manager for CollegeBoundfund include managing the assets of each Education Strategy of the plan that may invest in a combination of the Pooling Portfolios (the “Underlying Portfolios”), performing administrative related functions, servicing shareholder accounts, providing customer service to participants, maintaining the program and developing/updating a website where participants can access their personal accounts. Note that shareholder servicing is provided by AllianceBernstein Investor Services (“ABIS”) and distribution by AllianceBernstein Investments, Inc. (“ABI”), both which are affiliates of the Adviser. As program manager, the Adviser is paid a program management fee equal to the total expense ratio (fixed) of each Education Strategy minus the weighted average of the expenses of the Underlying Portfolios in which the Strategy is invested. The weighted average of the expenses of the Underlying Portfolios may fluctuate over time, resulting in an increase or decrease in the program management fee since the total expense ratio is constant. Set forth below is a table showing the total expense ratios of the Education Strategies as of December 31, 2011.

Portfolios	Total Expense Ratio[8]
Age-Based Education Strategies
Age-Based Aggressive Growth 2011-2013	0.94%
Age-Based Aggressive Growth 2008-2010	0.94%
Age-Based Aggressive Growth 2005-2007	0.90%

7	Effective December 31, 2009, AllianceBernstein Wealth Preservation Strategy changed its name to AllianceBernstein Conservative Wealth Strategy.

8	The total expense ratios do not include an annual distribution fee of up to 1.00% payable to AllianceBernstein Investments, Inc., the program distributor and an affiliate of the Adviser, which is applied only to certain accounts that are established with the involvement of a financial adviser (“FA”).

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	329

Portfolios	Total Expense Ratio[8]
Age-Based Aggressive Growth 2002-2004	0.86%
Age-Based Aggressive Growth 1999-2001	0.82%
Age-Based Aggressive Growth 1996-1998	0.78%
Age-Based Aggressive Growth 1993-1995	0.74%
Age-Based Aggressive Growth 1990-1992	0.74%
Age-Based Aggressive Growth 1987-1989	0.74%
Age-Based Aggressive Growth 1984-1986	0.74%
Age-Based Aggressive Growth Pre-1984	0.74%
Age-Based Moderate Growth 2011-2013	0.92%
Age-Based Moderate Growth 2008-2010	0.88%
Age-Based Moderate Growth 2005-2007	0.84%
Age-Based Moderate Growth 2002-2004	0.80%
Age-Based Moderate Growth 1999-2001	0.78%
Age-Based Moderate Growth 1996-1998	0.76%
Age-Based Moderate Growth 1993-1995	0.72%
Age-Based Moderate Growth 1990-1992	0.72%
Age-Based Moderate Growth 1987-1989	0.72%
Age-Based Moderate Growth 1984-1986	0.72%
Age-Based Moderate Growth Pre-1984	0.72%
Age-Based Conservative Growth 2011-2013	0.82%
Age-Based Conservative Growth 2008-2010	0.82%
Age-Based Conservative Growth 2005-2007	0.79%
Age-Based Conservative Growth 2002-2004	0.78%
Age-Based Conservative Growth 1999-2001	0.76%
Age-Based Conservative Growth 1996-1998	0.72%
Age-Based Conservative Growth Pre-1996[9]	0.72%

Fixed Based Education Strategies
Appreciation	0.94%
Balanced	0.80%
Conservative	0.72%

The Portfolios’ net assets as of March 31, 2012 are as follows:

Portfolio	Net Assets 3/31/12 ($MM)
U.S. Value Portfolio	1,323.6
U.S. Large Cap Growth Portfolio	1,323.1
Multi-Asset Real Return Portfolio	599.4
International Value Portfolio	1,098.8
International Growth Portfolio	1,105.8
Small-Mid Cap Value Portfolio	371.9
Small-Mid Cap Growth Portfolio	369.5
Volatility Management Portfolio	1,858.8

9	The Education Strategy commenced operations on September 16, 2011.

330	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Set forth below are the most recently completed fiscal year total expense ratios of the Pooling Portfolios that do not have an Expense Limitation Undertaking:

Portfolio	Fiscal Year End	Total Expense Ratio
U.S. Value Portfolio	August 31	0.01%
U.S. Large Cap Growth Portfolio	August 31	0.02%
Multi-Asset Real Return Portfolio	August 31	0.05%
International Value Portfolio	August 31	0.04%
International Growth Portfolio	August 31	0.04%
Small-Mid Cap Value Portfolio	August 31	0.04%
Small-Mid Cap Growth Portfolio	August 31	0.04%

With respect to Volatility Management Portfolio, the Adviser agreed to waive that portion of its management fees and/or reimburse the Portfolio for that portion of the Portfolio’s total operating expenses to the degree necessary to limit the Portfolio’s expense ratio to the amount set forth below for the Portfolio’s current fiscal year. The waiver is terminable by the Adviser at the end of the Portfolio’s fiscal year upon at least 60 days’ written notice. Also set forth below is the Portfolio’s gross expense ratio:

Fund	Expense Cap Pursuant to Expense Limitation Undertaking	Gross Expense Ratio	Fiscal Year End
Volatility Management Portfolio	0.15%	0.16%	August 31

Indicated below is the reimbursement amount which the Adviser received from Volatility Management Portfolio during the Portfolio’s most recently completed fiscal year, expressed in dollars and as a percentage of average daily net assets:

Fund	Amount	As a % of Average Daily Net Assets
Volatility Management Portfolio	$44,167	0.01%

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

Although the Portfolios are not charged an advisory fee, their shareholders, which include other investment companies and large institutional clients managed by the Adviser, pay the Adviser an investment advisory fee for managing their assets. In this regard, it is worth considering the advisory fees charged by the Adviser to institutional and other clients. The advisory fees charged to investment companies that the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients and different liabilities assumed. Services provided by the Adviser to investment companies, including the Portfolios, that are not provided to non-investment company

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	331

clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for investment companies are more costly than those for institutional accounts due to the greater complexities and time required for investment companies, although, as previously mentioned, with respect to Volatility Management Portfolio, the Adviser is reimbursed for providing such services. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if the investment company experiences a net redemption and the Adviser is frequently forced to sell securities to raise cash for the redemption. However, managing an investment company with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts that have a substantially similar investment style as the Portfolio.10 In addition to the AllianceBernstein Institutional fee schedule, set forth below are what would have been the effective advisory fees of the Portfolios had the AllianceBernstein Institutional fee schedules been applicable to the Portfolios based on March 31, 2012 net assets, although the Portfolios are not charged an advisory fee by the Adviser.11

10	The Supreme Court stated that “courts may give such comparisons the weights that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

11	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

332	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Portfolio	Portfolio Net Assets 03/31/12 ($MIL)	AllianceBernstein Institutional Fee Schedule	Effective AB Inst. Advisory Fee (%)
U.S. Value Portfolio	$1,323.6	Diversified Value 65 bp on 1st $25 million 50 bp on next $25 million 40 bp on next $50 million 30 bp on next $100 million 25 bp on the balance Minimum Account Size: $25 m	0.272%

U.S. Large Cap Growth Portfolio	$1,323.1	U.S. Large Cap Growth 80 bp on 1st $25 million 50 bp on next $25 million 40 bp on next $50 million 30 bp on next $100 million 25 bp on the balance Minimum Account Size: $25m	0.275%

Multi-Asset Real Return Portfolio	$599.4	Real Asset Strategy 75 bp on 1st $150 million 60 bp on next $150 million 50 bp on the balance Minimum Account Size: $75m	0.588%

International Value Portfolio	$1,098.8	International Value 80 bp on 1st $25 million 60 bp on next $25 million 50 bp on next $50 million 40 bp on the balance Minimum Account Size: $25 m	0.418%

International Growth Portfolio	$1,105.8	International Research Growth AC 85 bp on 1st $25 million 65 bp on next $25 million 55 bp on next $50 million 45 bp on the balance Minimum Account Size: $25 m	0.468%

Small-Mid Cap Value Portfolio	$371.9	Small & Mid Cap Value 95 bp on 1st $25 million 75 bp on next $25 million 65 bp on next $50 million 55 bp on the balance Minimum Account Size: $25 m	0.604%

Small-Mid Cap Growth Portfolio	$369.5	U.S. SMID Cap Growth 95 bp on 1st $25 million 75 bp on next $25 million 65 bp on next $50 million 55 bp on the balance Minimum Account Size: $25 m	0.604%

Volatility Management Portfolio	$1,858.8	Volatility Management[12] 25 bp	0.250%

12	For use only with Customized Retirement Strategies or custom target date funds.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	333

The Adviser manages the AllianceBernstein Mutual Funds (“ABMF”), which are open-end investment companies, and AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which offers variable annuity and variable life contract policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. The advisory schedules of almost all of the ABMF and AVPS funds, implemented in January 2004 as a result of the Assurance of Discontinuance between the NYAG and the Adviser, contemplates eight categories with almost all of the AllianceBernstein funds in each category having the same advisory fee schedule. In addition to the fee schedules of the ABMF and AVPS funds, set forth below are what would have been the effective advisory fees of the Pooling Portfolios had the fee schedules of the ABMF/AVPS funds been applicable to the Portfolios based on the Portfolios March 31, 2012 net assets:

Portfolio	ABMF/AVPS Portfolio	Fee Schedule	ABMF/ AVPS Effective Fee (%)
U.S. Value Portfolio	Value Fund AVPS Value Portfolio	0.55% on first $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	0.550%

U.S. Large Cap Growth Portfolio	Large Cap Growth Fund, Inc. AVPS Large Cap Growth Portfolio	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%

Multi-Asset Real Return Portfolio	Bond Fund, Inc. – Real Asset Strategy	0.75% (flat fee)	0.750%

International Value Portfolio	International Value Fund, Inc. AVPS International Value Portfolio	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%

International Growth Portfolio	International Growth Fund, Inc. AVPS International Growth Portfolio	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%
Small-Mid Cap Value Portfolio	Small/Mid Cap Value Fund AVPS Small/Mid Cap Value Portfolio	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%

Small-Mid Cap Growth Portfolio	Small/Mid Cap Growth Fund	0.75% on first $500 million 0.65% on next $500 million 0.55% on the balance	0.750%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the fees set

334	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

forth below for the Luxembourg fund that has a somewhat similar investment style as U.S. Large Cap Portfolio and Multi-Asset Real Return Portfolio.

Portfolio	Luxembourg Fund	Fee[13]
U.S. Large Cap Growth Portfolio	American Growth Portfolio Class A Class I	1.50% 0.70%

Multi-Asset Real Return Portfolio	Real Asset Portfolio Class A Class I	1.55% 0.75%

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families. The Adviser charges the fees set forth below for the following sub-advisory relationships that have a somewhat similar investment style as the Portfolios. In the table below are the advisory fee schedules of the sub-advised funds and the effective management fees of the sub-advisory relationships based on the Portfolios’ March 31, 2012 net assets.14

Portfolio	Sub-advised Fund	Sub-advised Fund Fee Schedule	Sub-advised Fund Eff. Mgmt. Fee (%)
U.S. Value Portfolio	Client #1	0.49% on the first $100 million 0.30% on the next $100 million 0.25% on the balance	0.272%

	Client #2	0.30% of average daily net assets	0.300%

	Client #3	0.15% on first $1 billion 0.14% on next $2 billion 0.12% on next $2 billion 0.10% on the balance +/- Performance Fee (v. R1000V)	0.148%	[15]

U.S. Large Cap Growth Portfolio	Client #4	0.35% on the first $50 million 0.30% on the next $100 million 0.25% on the balance	0.258%

13	Class A shares of the Luxembourg funds are charged an “all-in” fee, which includes investment advisory services and distribution related services, unlike Class I shares, whose fee is for investment advisory services only.

14	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s-length.” Jones v. Harris at 1429.

15	The sub-advised fund’s sub-advisory fee shown does not include any performance fee adjustment.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	335

Portfolio	Sub-advised Fund	Sub-advised Fund Fee Schedule	Sub-advised Fund Eff. Mgmt. Fee (%)
International Value Portfolio	Client #5	0.60% of average daily net assets	0.600%

	Client #6	0.75% on the first $50 million 0.60% on the next $15 million 0.50% on the next $70 million 0.40% on the balance	0.425%

	Client #7	0.35% on the first $1 billion 0.325% on the balance	0.348%

	Client #8	0.22% on the first $1 billion 0.18% on the next $1.5 billion 0.16% on the balance +/- Performance Fee (v. ACWI ex U.S.)	0.216%	[15]

Small/Mid Cap Value Portfolio	Client #9	0.50% on the first $250 million 0.40 % on the balance	0.484%

	Client #10	0.95% on the first $25 million 0.75% on the next $25 million 0.65% on the next $50 million 0.55% on the balance	0.604%

	Client #11	0.61% on the first $150 million 0.50 % on the balance	0.544%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolios by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arm’s-length bargaining or negotiations.

While it appears that certain sub-advisory relationships are paying a lower fee than the ABMF/AVPS Funds, it is difficult to evaluate the relevance of such lower fees due to differences in terms of the service provided, risks involved and other competitive factors between the ABMF/AVPS Funds and the sub-advisory relationships. There could be various business reasons why an investment adviser would be willing to provide a sub-advisory relationship investment related services at a different fee level than an investment company it is sponsoring where the investment adviser is providing all the services, not just investment management, generally required by a registered investment company.

336	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUNDS COMPANIES FOR LIKE SERVICES.

The Trustees previously received the Senior Officer’s Evaluation of the Investment Advisory Agreement (the “Senior Officer Fee Evaluation”) for the Retirement Strategies and the Wealth Strategies. In those Senior Officer Fee Evaluations, the Senior Officer concluded that the investment advisory agreements for those funds were reasonable and within range of what would have been negotiated at arm’s-length.

The Pooling Portfolios are not charged an advisory fee. However, as previously mentioned, the Institutional Clients that invest in the Pooling Portfolios do pay an advisory fee pursuant to their advisory agreements with the Adviser. The Adviser believes that the fee paid by the Institutional Clients includes a portion, referred by the Adviser as the “Implied Advisory Fee,” that may be reasonably viewed as compensation for services that the Adviser provides to the Pooling Portfolios. The Adviser further believes that the rate of the Implied Advisory Fee is the same for each Institutional Client invested in a series of the Pooling Portfolios.

Because of the Pooling Portfolios’ limited availability for investment, open only to certain institutional clients of the Adviser, the Pooling Portfolios have zero transfer agent (with the exception of certain transfer agent out of pocket expenses) and distribution fees, in addition to zero advisory fees. Such expense structure is rare in the industry. The UBS Relationship Funds, an open-end investment company managed by UBS Global Asset Management (Americas) Inc., was the only other fund family that was determined by the Adviser, the Senior Officer and Lipper, Inc. (“Lipper”) to have an expense structure comparable to the Pooling Portfolios.

Since there are not many funds of other fund families that have a similar expense structure as the Portfolios, Lipper, an analytical service not affiliated with the Adviser, compared the total expense ratios of the Portfolios to that of funds of a similar investment classification/objective with institutional class shares;16 however, Lipper excluded management, transfer agent and distribution fees from the total expense ratios of the Portfolios’ peers.17 Lipper’s analysis included the Portfolios’ rankings18 relative to their respective Lipper Expense Group (“EG”) and Lipper Expense Universe (“EU”).19

16	As stated previously, comparisons with fees charged to mutual funds by other advisers may be “problematic” as the fees charged by other advisers may not be the product of negotiations conducted at arm’s-length. Jones v. Harris at 1429.

17	As described on page 16, because the Portfolios are offered only to other investment companies and certain institutional clients managed by the Adviser, the Portfolios are not assessed a fee for transfer agent and distribution-related services although the transfer agent of the Portfolios is reimbursed for out of pocket expenses.

18	A ranking of “1” would mean that the Portfolio had the lowest total expense ratio in the Lipper peer group.

19	Note that there are limitations on expense category data because different funds categorize expenses differently.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	337

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. An EG will typically consist of seven to twenty funds. An EU is a much broader group, consisting of all institutional classes of funds of the same investment classification/objective as the subject Portfolio.20 The result of Lipper’s analysis is set forth in the table below:

Portfolio	Expense Ratio (%)	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
U.S. Value Portfolio	0.014%	0.040%	1/10	0.073%	3/48
U.S. Large Cap Growth Portfolio	0.017%	0.034%	1/15	0.074%	6/133
Multi-Asset Real Return Portfolio	0.054%	0.077%	2/11	0.100%	9/41
International Value Portfolio	0.039%	0.071%	2/10	0.133%	2/26
International Growth Portfolio	0.041%	0.043%	3/7	0.127%	7/38
Small-Mid Cap Value Portfolio	0.040%	0.089%	2/16	0.095%	8/40
Small-Mid Cap Growth Portfolio	0.040%	0.064%	3/20	0.082%	13/79
Volatility Management Portfolio	0.150%	0.129%	9/14	0.112%	29/41

Based on this analysis, except for Volatility Management Portfolio, the total expense ratios of the Portfolios are lower than their respective EG and EU medians.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolios. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

20	Except for asset (size) comparability, Lipper uses the same criteria for selecting a Lipper EG when selecting a Lipper EU. Unlike the Lipper EG, the Lipper EU allows for the same adviser to be represented by more than just one fund. In addition, multiple institutional class shares for the Portfolios’ peers are included.

338	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Pooling Portfolios’ profitability information, prepared by the Adviser for the Board of Trustees, was reviewed by the Senior Officer and the consultant. The Adviser used a weighted average of the Adviser’s profitability with respect to the Institutional Clients that are invested in the Pooling Portfolios, in addition to any Portfolio’s specific revenue or expense item, to calculate the Adviser’s profitability. The Adviser’s profitability from providing investment advisory services to each of the Pooling Portfolios decreased with the exception of U.S. Value Portfolio, U.S. Large Cap Portfolio, International Value Portfolio and International Growth Portfolio during calendar year 2011, relative to 2010.

Multi-Asset Real Return, International Value Portfolio, International Growth Portfolio and Small-Mid Cap Growth Portfolio effected brokerage transactions and paid commissions to the Adviser’s affiliate, Sanford C. Bernstein & Co. LLC, and/or its U.K. based affiliate, Sanford C. Bernstein Ltd., collectively “SCB”, during the Portfolios’ most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Portfolios is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Portfolios. These credits and charges are not being passed on to any SCB client.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,21 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth

21	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	339

in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased. Some operating expenses, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has moved within a range of $400 to $500 million ending 2011 with an average of $411 million in the fourth quarter. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the company since 2008 are inconsistent with the view that there are currently “economies of scale” to be shared with clients through lower fees.

In February 2008, the independent consultant provided the Board of Directors an update of the Deli22 study on advisory fees and various fund characteristics.23 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.24 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIOS.

With assets under management of $419 billion as of March 31, 2012, the Adviser has the investment experience to manage and provide non-investment services to the Portfolios.

22	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

23	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

24	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

340	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

The information in the table below shows the 1, 3 and 5 year (with respect to Volatility Management Portfolio, 1 year) gross performance returns and rankings of the Portfolios25 relative to their Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)26 for the periods ended February 29, 2012.27,28

	Portfolio	PG Median	PU Median	PG Rank	PU Rank
U.S. Value Portfolio
1 year	-0.69	-0.73	0.00	5/11	28/48
3 year	23.78	26.38	26.38	9/11	34/43
5 year	-3.04	-0.54	0.65	10/11	36/37

U.S. Large Cap Growth Portfolio
1 year	3.05	4.46	6.14	12/15	107/131
3 year	23.06	25.29	26.20	11/14	94/112
5 year	2.66	5.20	4.38	11/13	80/99

Multi-Asset Real Return Portfolio[29]
1 year	-3.89	1.76	1.82	11/11	34/40
3 year	31.30	21.48	21.29	1/9	3/25
5 year	-3.58	3.34	3.34	7/7	17/17

International Value Portfolio
1 year	-12.63	-11.06	-7.36	9/10	25/26
3 year	19.43	19.73	20.64	6/10	18/25
5 year	-6.90	-4.11	-2.80	6/6	18/18

International Growth Portfolio
1 year	-8.84	-0.85	-3.54	7/7	33/37
3 year	14.17	24.58	23.56	6/6	29/29
5 year	-5.24	-0.83	-0.45	6/6	19/19

Small-Mid Cap Value Portfolio
1 year	-2.94	1.48	0.84	15/16	36/40
3 year	33.50	30.02	29.69	1/14	7/36
5 year	3.88	1.93	2.11	2/11	9/32

Small-Mid Cap Growth Portfolio
1 year	9.05	3.56	3.06	4/20	11/78
3 year	40.76	30.63	31.01	1/19	3/66
5 year	10.17	7.57	6.03	2/14	4/53

Volatility Management Portfolio
1 year	-1.40	1.32	1.78	10/14	29/40

25	The performance returns of the Portfolios shown were provided by Lipper.

26	A Portfolio’s PG/PU may not be identical to its respective EG/EU as the criteria for including/excluding a fund in a PG/PU is somewhat different from that of an EG/EU.

27	The performance returns of the Portfolios’ peers are also adjusted for expenses (gross up).

28	The Lipper investment classification/objective dictates the PG/PU throughout the life of each Portfolio even if a Portfolio had a different investment classification/objective at a different point in time.

29	The Portfolio’s Lipper classification changed in 2011 from Global Real Estates to Global Flexible Funds as a result of changes to the Portfolio’s strategy.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	341

Set forth below are the 1, 3, 5 year and since inception net performance returns of the Portfolios (in bold) versus their benchmarks.30 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.31

	Periods Ended February 29, 2012 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	Since Inception[32] (%)	Annualized		Risk Period (Year)
					Volatility (%)	Sharpe Ratio
U.S. Value Portfolio	-0.70	23.76	-3.05	1.51	20.98	-0.10	5
Russell 1000 Value Index	2.18	25.01	-1.08	3.12	20.05	-0.02	5
Inception Date: May 20, 2005

U.S. Large Cap Growth Portfolio	3.03	23.04	2.64	4.60	20.23	0.17	5
Russell 1000 Growth Index	7.62	27.51	4.54	5.78	19.13	0.26	5
Inception Date: May 20, 2005

Multi-Asset Real Return Portfolio	-3.94	31.24	-3.63	5.20	26.21	-0.05	5
MSCI AC World Commodity Producers Index	-8.25	22.07	4.77	10.51	27.10	0.26	5
FTSE EPRA/NAREIT Developed RE Index	0.76	33.95	-4.22	5.06	N/A	N/A	N/A
Inception Date: May 20, 2005

International Value Portfolio[33]	-12.66	19.37	-6.95	2.08	26.45	-0.18	5
MSCI AC World Index ex U.S.	-6.10	22.79	-0.75	5.85	23.78	0.04	5
MSCI EAFE Net Index	-7.45	19.74	-2.93	N/A	N/A	N/A	N/A
Inception Date: May 20, 2005

30	The Adviser provided Portfolio and benchmark performance return information for periods through February 29, 2012.

31	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be regarded as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be regarded as better performing than a portfolio with a lower Sharpe Ratio.

32	Benchmark inception performance is from the exact inception date.

33	The Portfolio’s benchmark changed from MSCI EAFE Net Index to MSCI AC World Index ex U.S. on January 1, 2012.

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	Periods Ended February 29, 2012 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	Since Inception[32] (%)	Annualized		Risk Period (Year)
					Volatility (%)	Sharpe Ratio
International Growth Portfolio[33]	-8.88	14.12	-5.29	1.01	23.54	-0.16	5
MSCI AC World Index ex U.S.	-6.10	22.79	-0.75	5.85	23.78	0.04	5
MSCI AC World Index ex U.S. Growth	-5.18	-22.00	-0.02	6.06	N/A	N/A	N/A
MSCI EAFE Net Index	-7.45	19.74	-2.93	N/A	N/A	N/A	N/A
Inception Date: May 20, 2005

Small-Mid Cap Value Portfolio	-2.98	33.45	3.84	6.76	26.09	0.23	5
Russell 2500 Value Index	-0.80	29.59	0.70	4.98	23.59	0.09	5
Inception Date: May 20, 2005

Small-Mid Cap Growth Portfolio	9.00	40.70	10.12	12.23	24.91	0.46	5
Russell 2500 Growth Index	3.95	33.10	4.72	7.68	24.1	0.26	5

Inception Date: May 20, 2005

Volatility Management Portfolio[34]	-1.64	N/A	N/A	7.26	7.86	-0.18	1
MSCI AC World Index	-1.49	N/A	N/A	5.40	18.76	18.92	1
S&P 500 Index	5.12	N/A	N/A	N/A	N/A	N/A	N/A
Inception Date: April 16, 2010

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fees for the Portfolios are reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolios is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: May 25, 2012

34	The Portfolio’s benchmark changed from S&P 500 Index to MSCI AC World Index on January 1, 2012.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	343

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AllianceBernstein Pooling Portfolios (the “Trust” or the “Pooling Portfolios”) with respect to the following Portfolios:2

Short Duration Bond Portfolio

Intermediate Duration Bond Portfolio

Bond Inflation Protected Securities Portfolio3

High-Yield Portfolio

The Trust, which is designed to facilitate a “blended style” investment approach, represents a variety of asset classes and investment styles, and is available for investment only to institutional clients of the Adviser, including both registered investment companies and large managed separate accounts.

The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Trust, for the Trustees of the Trust, as required by the September 1, 2004 Assurance of Discontinuance (“AoD”) between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Trustees of the Trust to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolios which was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreements, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolios grow larger; and

1	The Senior Officer’s fee evaluation was completed on October 20, 2011 and discussed with the Board of Trustees on November 1-3, 2011.

2	Future references to the Portfolios do not include “AllianceBernstein.”

3	The Portfolio was formerly known as Inflation Protected Securities Portfolio.

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6.	Nature and quality of the Adviser’s services including the performance of the Portfolios.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”4

PORTFOLIO ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

Under the Investment Advisory Agreement, the Portfolios are not charged an advisory fee.5 The Adviser is compensated by institutional clients of the Adviser (the “Institutional Clients”) that invest in the Pooling Portfolios. These clients include the AllianceBernstein Blended Style Series, Inc.—AllianceBernstein Retirement Strategies (“Retirement Strategies”),6 certain series of The AllianceBernstein Portfolios—AllianceBernstein Wealth Strategies (“Wealth Strategies”),7 and the Rhode Island Higher Education Savings Trust (referred to herein as “CollegeBoundfund”). Collectively, these shareholders (the “Institutional Clients”) own 100 percent of the Pooling Portfolios’ total outstanding shares. Set

4	Jones v. Harris at 1427.

5	In November 2010, the Pooling Portfolios’ shareholders approved amendments to the Pooling Portfolios’ Advisory Agreement to provide for reimbursement to the Adviser for providing certain clerical, legal, accounting, administrative, and other services, which is standard for most AllianceBernstein Mutual Funds. Although the Trustees had previously approved and authorized submission to shareholders for amendments to the Pooling Portfolios’ Investment Advisory Agreement, as of the date of the Senior Officer’s evaluation, the Trustees have not yet authorized reimbursements to the Adviser under the reimbursement provision approved by shareholders.

6	Includes AllianceBernstein 2000 Retirement Strategy, AllianceBernstein 2005 Retirement Strategy, AllianceBernstein 2010 Retirement Strategy, AllianceBernstein 2015 Retirement Strategy, AllianceBernstein 2020 Retirement Strategy, AllianceBernstein 2025 Retirement Strategy, AllianceBernstein 2030 Retirement Strategy, AllianceBernstein 2035 Retirement Strategy, AllianceBernstein 2040 Retirement Strategy, AllianceBernstein 2045 Retirement Strategy, AllianceBernstein 2050 Retirement Strategy and AllianceBernstein 2055 Retirement Strategy . Future references to the Retirement Strategies do not include “AllianceBernstein.”

7	Includes AllianceBernstein Balanced Wealth Strategy and AllianceBernstein Wealth Preservation Strategy. AllianceBernstein Wealth Appreciation Strategy is not included since the fund is not invested in any of the fixed income Pooling Portfolios. Future references to the Wealth Strategies do not include “AllianceBernstein.”

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	345

forth below are the advisory fee schedules of the Institutional Clients that invests in the Pooling Portfolios.

AllianceBernstein Blended Style Series, Inc.—AllianceBernstein Retirement Strategies

Each of the Retirement Strategies pays an advisory fee correlated to the percentage of equity investments held by each Retirement Strategy and discounted by a certain percentage dependent on the asset level of the Retirement Strategy as indicated below:

% Invested in Equity Investments	Advisory Fee
Equal to or less than 60%	0.55%
Greater than 60% and less than 80%	0.60%
Equal to or greater than 80%	0.65%

Net Asset Level	Discount
Assets equal to or less than $2.5 billion	n/a
Assets greater than $2.5 billion and less than $5 billion	10 basis points
Assets greater than $5 billion	15 basis points

Accordingly, under the terms of the Investment Advisory Agreement, the Strategies will pay the Adviser at the following annual rates:

	Average Daily Net Assets
Retirement Strategy	First $2.5 billion	Next $2.5 billion	In excess of $5 billion
Retirement Strategies: 2030, 2035, 2040, 2045, 2050, 2055	0.65%	0.55%	0.50%
Retirement Strategies: 2015, 2020, 2025	0.60%	0.50%	0.45%
Retirement Strategies: 2000, 2005, 2010	0.55%	0.45%	0.40%

The AllianceBernstein Portfolios—Balanced Wealth Strategy and Conservative Wealth Strategy

The Adviser charges Balanced Wealth Strategy and Conservative Wealth Strategy an advisory fee based on a percentage of each fund’s average daily net assets:

Fund	Advisory Fee Based on % of Average Daily Net Assets
Balanced Wealth Strategy	First $2.5 billion	0.55%
	Next $2.5 billion	0.45%
	Excess of $5 billion	0.40%

Conservative Wealth Strategy	First $2.5 billion	0.55%
	Next $2.5 billion	0.45%
	Excess of $5 billion	0.40%

CollegeBoundfund

The Adviser serves as the program manager of the CollegeBoundfund, a 529 college-savings plan. Services provided by the Adviser as program manager for

346	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

CollegeBoundfund include managing the assets of each Education Strategy of the plan that may invest in a combination of the Pooling Portfolios (the “Underlying Portfolios”), performing administrative related functions, servicing shareholder accounts, providing customer service to participants, maintaining the program and developing/updating a website where participants can access their personal accounts. It should be noted that shareholder servicing is provided by AllianceBernstein Investor Services (“ABIS”) and distribution by AllianceBernstein Investments, Inc. (“ABI”), both of which are affiliates of the Adviser. As program manager, the Adviser is paid a program management fee equal to the total expense ratio (fixed) of each Education Strategy minus the weighted average of the expenses of the Underlying Portfolios in which the Strategy is invested. The weighted average of the expenses of the Underlying Portfolios may fluctuate over time, resulting in an increase or decrease in the program management fee since the total expense ratio is constant. Set forth below is a table showing the total expense ratios of the Education Strategies as of July 31, 2011:

Portfolios	Total Expense Ratio[8]
Age-Based Education Strategies[9]
Age-Based Aggressive 2011-2013	0.94%
Age-Based Aggressive 2008-2010	0.94%
Age-Based Aggressive 2005-2007	0.90%
Age-Based Aggressive 2002-2004	0.86%
Age-Based Aggressive 1999-2001	0.82%
Age-Based Aggressive 1996-1998	0.78%
Age-Based Aggressive 1993-1995	0.74%
Age-Based Aggressive 1990-1992	0.74%
Age-Based Aggressive 1987-1989	0.74%
Age-Based Aggressive 1984-1986	0.74%
Age-Based Aggressive Pre-1984	0.74%

Age-Based 2011-2013	0.92%
Age-Based 2008-2010	0.88%
Age-Based 2005-2007	0.84%
Age-Based 2002-2004	0.80%
Age-Based 1999-2001	0.78%
Age-Based 1996-1998	0.76%
Age-Based 1993-1995	0.72%
Age-Based 1990-1992	0.72%
Age-Based 1987-1989	0.72%
Age-Based 1984-1986	0.72%
Age-Based Pre-1984	0.72%

8	The total expense ratios do not include an annual distribution fee of 1.00% payable to ABI, the program distributor, which is applied only to certain accounts that are established with the involvement of a financial adviser (“FA”). This charge is to fund compensation payable in the same amount by ABI to the FA for the FA’s services after such account is open at least one year.

9	Effective September 1, 2010, the total expense ratio, which includes the blended underlying expense ratio related to the Pooling Portfolios, for all Age-Based Education Strategies held only by Rhode Island resident accounts, was capped at 0.20%.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	347

Portfolios	Total Expense Ratio[8]
Fixed Based Education Strategies
Appreciation	0.94%
Balanced	0.80%
Conservative	0.72%

The Portfolios’ net assets as of September 30, 2011 are set forth below:

Portfolio	9/30/2011 Net Assets ($MM)
Short Duration Bond Portfolio	$936.8
Intermediate Duration Bond Portfolio	$1,343.1
Bond Inflation Protected Securities Portfolio	$671.6
High-Yield Portfolio	$419.4

Set forth below are the most recent semi-annual total expense ratios of the Portfolios. It should be noted that the fiscal year end of the Portfolios is August 31.

Portfolio	02/28/11 Total Expense Ratio (%)[10]
Short Duration Bond Portfolio	0.02%
Intermediate Duration Bond Portfolio	0.02%
Bond Inflation Protected Securities Portfolio	0.09%
High-Yield Portfolio	0.05%

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

Although the Portfolios are not charged an advisory fee, their shareholders, which include other investment companies and large institutional clients managed by the Adviser, pay the Adviser an investment advisory fee for managing their assets. In this regard, it is worth considering the advisory fees charged by the Adviser to institutional and other clients. The advisory fees charged to investment companies that the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients and different liabilities assumed. Services provided by the Adviser to investment companies, including the Portfolios, that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for investment companies are more costly than those for institutional client accounts due to the greater complexities and time required for investment companies. In addition, managing the cash

10	Annualized.

348	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if the investment company experiences a net redemption and the Adviser is frequently forced to sell securities to raise cash for the redemption. However, managing an investment company with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although arguably still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts that have a substantially similar investment style the Portfolios.11 In addition to the AllianceBernstein Institutional fee schedule, set forth below are what would have been the effective advisory fees of the Portfolios had the AllianceBernstein Institutional fee schedule been applicable to the Portfolios based on September 30, 2011 net assets, although it should be noted that the Portfolios are not charged an advisory fee by the Adviser.12

Portfolio	Portfolio Net Assets 09/30/11 ($MM)	AllianceBernstein (AB) Institutional (Inst.) Fee Schedule	Effective AB Inst. Advisory Fee
Short Duration Bond Portfolio[13]	$936.8	Low Duration 30 bp on the first $20 million 20 bp on the next $80 million 15 bp on the next $150 million 12.5 bp on the next $250 million 10 bp on the balance Minimum Account Size: $25m	0.127%

11	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

12	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

13	Compared to the low duration institutional mandates, the Portfolio has a wider opportunity set and risk budget compared to that of the institutional mandates.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	349

Portfolio	Portfolio Net Assets 09/30/11 ($MM)	AllianceBernstein (AB) Institutional (Inst.) Fee Schedule	Effective AB Inst. Advisory Fee
Intermediate Duration Bond Portfolio[14]	$1,343.1	U.S. Strategic Core Plus 50 bp on the first $30 million 20 bp on the balance Minimum Account Size: $25m	0.207%

Bond Inflation Protected Securities Portfolio	$671.6	TIPS Plus 50 bp on the first $30 million 20 bp on the balance Minimum Account Size: $25m	0.213%

High-Yield Portfolio	$419.4	U.S. High Yield 55 bp on the first $50 million 35 bp on the balance Minimum Account Size: $50m	0.364%

The Adviser manages the AllianceBernstein Mutual Funds (“ABMF”), which are open-end investment companies, and AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which offers variable annuity and variable life contract policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. The advisory schedules of these funds, implemented in January 2004 as a result of the AoD between the NYAG and the Adviser, contemplates eight categories with almost all of the AllianceBernstein funds in each category having the same advisory fee schedule. In addition to the fee schedules of the ABMF and AVPS funds, set forth below are what would have been the effective advisory fees of the Pooling Portfolios had the fee schedules of the ABMF/AVPS funds been applicable to the Portfolios based on the Portfolios September 30, 2011 net assets:

Portfolio	ABMF/AVPS Category	Fee Schedule	Effective ABMF/ AVPS Adv. Fee
Short Duration Bond Portfolio	Low Risk Income	0.45% on first $2.5 billion 0.40% on next $2.5 billion 0.35% on the balance	0.450%

Intermediate Duration Bond Portfolio[15]	Low Risk Income	0.45% on first $2.5 billion 0.40% on next $2.5 billion 0.35% on the balance	0.450%

14	Intermediate Duration Bond Portfolio has a similar investment style as the institutional mandate. However, the Portfolio does not permit currency exposure and investing in below investment grade debt securities. The Portfolio may hold non-U.S. denominated securities, but the currency risk associated with these securities must be hedged.

15	The Adviser also manages Sanford C. Bernstein Fund II—Intermediate Duration Institutional Portfolio (“SCB II”), an open-end mutual fund that has a similar investment style as the Portfolio. SCB II is charged by the Adviser an advisory fee rate of 0.50% on the first $1 billion and 0.45% thereafter. SCB II has an expense cap of 0.45% which effectively reduces the advisory fee.

350	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Portfolio	ABMF/AVPS Category	Fee Schedule	Effective ABMF/ AVPS Adv. Fee
Bond Inflation Protected Securities Portfolio	Low Risk Income	0.45% on first $2.5 billion 0.40% on next $2.5 billion 0.35% on the balance	0.500%

High-Yield Portfolio	High Income	0.50% on first $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	0.500%

The Adviser manages Sanford C. Bernstein Fund, Inc. (“SCB Fund”), an open-end management investment company. Several portfolios of SCB Fund have a somewhat similar investment style to certain of the Portfolios and their advisory fee schedules are set forth below. Also presented are what would have been the effective advisory fees of the Portfolios had the SCB Fund fee schedules been applicable to the Portfolios based on September 30, 2011 net assets:

Portfolio	SCB Fund Portfolio	Fee Schedule	SCB Fund Effective Fee
Short Duration Bond Portfolio	Short Duration Plus Portfolio	45 bp on 1st $750 million 40 bp thereafter	0.440%

Intermediate Duration Bond Portfolio	Intermediate Duration Portfolio	50 bp on 1st $1 billion 45 bp on next $2 billion 40 bp on next $2 billion 35 bp on next $2 billion 30 bp thereafter	0.487%

The AllianceBernstein Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedule of the ITM mutual fund that has a somewhat similar investment style as High Yield Portfolio is set forth below:

Portfolio	ITM Mutual Fund	ITM Fee
High-Yield Portfolio	High Yield Open Fund	1.00%

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families. The Adviser charges the fee set forth below for the sub-advisory relationship that has a similar investment style as Intermediate Duration Bond Portfolio. Also shown is what would have been the advisory fee of the Portfolio had the sub-advisory fee schedule been applicable to the Portfolio based on September 30, 2011 net assets:

Portfolio		Fee Schedule	Sub-advised Effective Fee
Intermediate Duration Bond Portfolio	Client #1	0.29% on first $100 million 0.20% thereafter	0.207%

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	351

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolios by the Adviser. In addition, to the extent that this is the only sub-advisory relationship and it is with an affiliate of the Adviser, the fee schedule may not reflect arm’s-length bargaining or negotiations.

While it appears the sub-advisory relationship is paying a lower fee than the ABMF/AVPS Funds, it is difficult to evaluate the relevance of such lower fees due to differences in terms of the service provided, risks involved and other competitive factors between the ABMF/AVPS Funds and the sub-advisory relationships. There could be various business reasons why an investment adviser would be willing to manage a sub-advisory relationship for a different fee level than an investment company it is sponsoring where the investment adviser is providing all the services, not just investment services generally required by a registered investment company

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUNDS COMPANIES FOR LIKE SERVICES.

The Trustees previously received the Senior Officer’s Evaluation of the Investment Advisory Agreement (the “Senior Officer Fee Evaluation”) for the Retirement Strategies and the Wealth Strategies dated July 21, 2011. In those Senior Officer Fee Evaluations, the Senior Officer concluded that the investment advisory agreements for those funds were reasonable and within range of what would have been negotiated at arm’s-length.

The Pooling Portfolios are not charged an advisory fee. However, as previously mentioned, the Institutional Clients that invest in the Pooling Portfolios do pay an advisory fee pursuant to their advisory agreements with the Adviser. The Adviser believes that the fee paid by the Institutional Clients includes a portion, referred by the Adviser as the “Implied Advisory Fee,” that may be reasonably viewed as compensation for services that the Adviser provides to the Pooling Portfolios. The Adviser further believes that the rate of the Implied Advisory Fee is the same for each Institutional Client invested in a series of the Pooling Portfolios.

Because of the Pooling Portfolios’ limited availability for investment, open only to certain institutional clients of the Adviser, the Pooling Portfolios have zero transfer agent (with the exception of certain transfer agent out of pocket expenses) and distribution fees, in addition to zero advisory fees. Such expense structure is rare in the industry. The UBS Relationship Funds, an open-end investment company managed by UBS Global Asset Management (Americas) Inc., was the only other fund family that was determined by the Adviser, the Senior Officer and Lipper, Inc. (“Lipper”) to have an expense structure comparable to the Pooling Portfolios.

352	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Since there are not many funds of other fund families that have a similar expense structure as the Portfolios, Lipper, an analytical service not affiliated with the Adviser, provided additional information for expense and performance comparisons. Lipper compared the total expense ratios of the Portfolios to that of funds of a similar investment classification/objective with institutional class shares; however, Lipper excluded management, transfer agent and distribution fees from the total expense ratios of the Portfolios’ peers.16,17 Lipper’s analysis included the Portfolios’ rankings18 relative to their respective Lipper Expense Group (“EG”) and Lipper Expense Universe (“EU”).19

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. An EG will typically consist of seven to twenty funds. An EU is a much broader group, consisting of all institutional classes of funds of the same classification/objective as the subject Portfolio.20 The result of Lipper’s analysis is set forth below:

Portfolio	Expense Ratio (%)[21]	Lipper Exp. Group Median (%)[22]	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Short Duration Bond Portfolio	0.023	0.039	1/12	0.073	1/53
Intermediate Duration Bond Portfolio	0.023	0.044	1/17	0.057	5/110
Bond Inflation Protected Securities Portfolio	0.038	0.045	1/9	0.056	2/24
High-Yield Portfolio	0.053	0.062	5/17	0.071	29/92

16	Because the Portfolios are offered only to other investment companies and certain institutional clients managed by the Adviser, the Portfolios are not assessed a fee for transfer agent and distribution-related services although it should be noted that the transfer agent of the Portfolios is reimbursed for out of pocket expenses.

17	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

18	A ranking of “1” would mean that the Portfolio had the lowest total expense ratio in the Lipper peer group.

19	Note that there are limitations on expense category data because different funds categorize expenses differently.

20	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peers. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

21	Most recently completed total expense ratio.

22	With respect to the Portfolios’ peers, the total expense ratios of those funds are net of management, transfer agent and distribution fees.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	353

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolios. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Pooling Portfolios’ profitability information, prepared by the Adviser for the Board of Trustees, was reviewed by the Senior Officer and the consultant. The Adviser used a weighted average of the Adviser’s profitability with respect to the Institutional Clients that are invested in the Pooling Portfolios, in addition to any Portfolio’s specific revenue or expense item, to calculate the Adviser’s profitability. With the exception of Intermediate Duration Bond Portfolio, the Adviser’s profitability from providing investment advisory services to the Pooling Portfolios increased during the calendar year 2010, relative to 2009.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,23 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems, can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Trustees an update of the Deli24 study on advisory fees and various fund characteristics.25 The independent consultant first reiterated the results of his

23	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

24	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

25	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 14.

354	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

previous two dimensional comparison analysis (fund size and family size) with the Board of Trustees.26 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund assets under management (“AUM”), family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of fund size and the large asset manager’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIOS.

With assets under management of $402 billion as of September 30, 2011, the Adviser has the investment experience to manage the portfolio assets of the Portfolios and provide non-investment services to the Portfolios.

The information in the table below shows the 1, 3 and 5 year gross performance returns and rankings of the Portfolios relative to their Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)27 for the periods ended July 31, 2011.28

Portfolio	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Short Duration Bond Portfolio
1 year	2.60	3.49	3.34	12/12	39/51
3 year	3.92	4.93	4.65	7/7	29/40
5 year	3.29	4.38	4.56	7/7	31/34

Intermediate Duration Bond Portfolio
1 year	5.82	6.17	6.30	11/17	69/108
3 year	8.94	8.82	8.85	6/15	42/98
5 year	7.23	7.25	7.28	9/14	44/82

26	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

27	The Portfolios’ PGs are identical to the Portfolios’ EGs. The Portfolios’ PUs are not identical to the Portfolios’ EUs as the criteria for including/excluding a portfolio in/from a PU are somewhat different from that of an EU.

28	The gross performance returns of the Portfolios were provided by Lipper. The performance returns of the Portfolios’ peers are also adjusted for expenses (gross up).

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	355

Portfolio	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Bond Inflation Protected Securities Portfolio
1 year	12.24	11.60	11.92	2/9	7/22
3 year	6.75	6.75	7.14	5/9	13/21
5 year	7.43	7.43	7.46	5/9	10/18

High-Yield Portfolio
1 year	13.44	13.34	13.82	8/17	49/88
3 year	15.69	12.75	12.29	1/15	2/74
5 year	10.14	9.35	8.98	2/13	6/57

Set forth below are the 1, 3 and 5 year and since inception net performance returns of the Portfolios (in bold) versus their benchmarks.29 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information are also shown.30

	Periods Ending July 31, 2011 Annualized Performance (%)
					Annualized
	1 Year (%)	3 Year (%)	5 Year (%)	Since Inception (%)	Volatility (%)	Sharpe Ratio (%)	Risk Period (Year)
Short Duration Bond Portfolio	2.57	3.90	3.28	3.19	1.97	0.64	5
B of A Merrill Lynch 1-3 Yr. Treasury Index	1.35	2.76	4.04	3.74	1.63	1.45	5
Inception Date: May 20, 2005

Intermediate Duration Bond	5.80	8.93	7.20	6.23	4.63	1.09	5
Barclays Capital U.S. Aggregate Bond Index	4.44	7.05	6.57	5.56	3.60	1.24	5
Inception Date: May 20, 2005

29	The Adviser provided Portfolio and benchmark performance return information for periods through July 31, 2011.

30	Volatility and Sharpe Ratio information for the Portfolios’ benchmarks was obtained through Lipper LANA, a database maintained by Lipper. Portfolio volatility and Sharpe Ratio information was estimated by the Mutual Fund Senior Officer Group using standard Lipper methodology. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be viewed as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be regarded as better performing than a fund with a lower Sharpe Ratio.

356	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

	Periods Ending July 31, 2011 Annualized Performance (%)
					Annualized
Portfolio	1 Year (%)	3 Year (%)	5 Year (%)	Since Inception (%)	Volatility (%)	Sharpe Ratio (%)	Risk Period (Year)
Bond Inflation Protected Securities Portfolio	12.20	6.73	7.40	6.27	6.20	0.87	5
Barclays Capital 1-10 Yr. TIPS Index	9.63	5.68	6.80	5.81	6.11	0.79	5
Inception Date: May 20, 2005

High-Yield Portfolio	13.38	15.66	10.99	9.27	13.59	0.63	5
Barclays Capital U.S. High Yield 2% Issuer Cap Index	12.89	13.71	9.49	9.12	13.34	0.60	5
Inception Date: May 20, 2005

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fees for the Portfolios are reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolios is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 28, 2011

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	357

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Asset Allocation/Multi-Asset Funds

Dynamic All Market Fund

Emerging Markets Multi-Asset Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Discovery Growth Fund**

Growth Fund

Large Cap Growth Fund

Select US Equity Portfolio

Small Cap Growth Portfolio

U.S. Strategic Research Portfolio

Global & International

Global Thematic Growth Fund

International Discovery Equity Portfolio

International Focus 40 Portfolio

International Growth Fund

Value Funds

Domestic

Core Opportunities Fund

Equity Income Fund

Growth & Income Fund

Discovery Value Fund**

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Municipal Bond Funds

Arizona Portfolio California Portfolio High Income Portfolio Massachusetts Portfolio Michigan Portfolio Minnesota Portfolio Municipal Bond Inflation Strategy	National Portfolio New Jersey Portfolio New York Portfolio Ohio Portfolio Pennsylvania Portfolio Virginia Portfolio

Intermediate Municipal Bond Funds

Intermediate California Portfolio

Intermediate Diversified Portfolio

Intermediate New York Portfolio

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alternatives

Global Risk Allocation Fund**

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Real Asset Strategy

Unconstrained Bond Fund

Retirement Strategies

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,* which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

*	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

**	Prior to October 8, 2012, Global Risk Allocation Fund was named Balanced Shares. Prior to November 1, 2012, Discovery Growth Fund was named Small/Mid Cap Growth Fund and Discovery Value Fund was named Small/Mid Cap Value Fund.

358	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

AllianceBernstein Family of Funds

NOTES

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	359

NOTES

360	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

ALLIANCEBERNSTEIN POOLING PORTFOLIOS

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

POOL-0151-0812

ITEM 2.	CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent director. William H. Foulk, Jr. and Garry L. Moody qualify as audit committee financial experts.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) – (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years, for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues, quarterly press release review (for those Funds that issue quarterly press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
AB U.S. Value Portfolio	2011	$26,000	$206	$13,622
	2012	$26,000	$42	$13,622

AB U.S. Large Cap Growth Portfolio	2011	$26,000	$206	$13,622
	2012	$26,000	$42	$13,622

AB Multi-Asset Real Return	2011	$30,500	$206	$27,240
	2012	$30,500	$42	$30,233

AB International Value Portfolio	2011	$27,500	$206	$18,208
	2012	$27,500	$42	$54,015

AB International Growth Portfolio	2011	$27,500	$206	$17,183
	2012	$27,500	$42	$28,370

AB Short Duration Bond Portfolio	2011	$32,500	$206	$11,475
	2012	$32,500	$42	$11,879

AB Intermediate Duration Bond Portfolio	2011	$32,500	$206	$11,475
	2012	$32,500	$42	$11,879

AB Inflation Protected Securities Portfolio	2011	$36,500	$206	$11,333
	2012	$36,500	$42	$11,737

AB High Yield Portfolio	2011	$40,000	$206	$19,731
	2012	$40,000	$42	$22,225

AB Small Mid-Cap Value Portfolio	2011	$26,000	$206	$18,387
	2012	$26,000	$42	$18,791

AB Small Mid-Cap Growth Portfolio	2011	$26,000	$206	$13,622
	2012	$26,000	$42	$14,026

AB Volatility Management	2011	$38,000	$206	$19,817
	2012	$38,000	$42	$19,638

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Pre-approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB U.S. Value Portfolio	2011	$733,735	$13,828
			$(206)
			$(13,622)
	2012	$717,745	$13,664
			$(42)
			$(13,622)
AB U.S. Large Cap Growth Portfolio	2011	$733,735	$13,828
			$(206)
			$(13,622)
	2012	$717,745	$13,664
			$(42)
			$(13,622)
AB Multi-Asset Real Return	2011	$747,353	$27,446
			$(206)
			$(27,240)
	2012	$734,356	$30,275
			$(42)
			$(30,233)
AB International Value Portfolio	2011	$738,321	$18,414
			$(206)
			$(18,208)
	2012	$758,138	$54,057
			$(42)
			$(54,015)
AB International Growth Portfolio	2011	$737,296	$17,389
			$(206)
			$(17,183)
	2012	$732,493	$28,412
			$(42)
			$(28,370)
AB Short Duration Bond Portfolio	2011	$731,589	$11,681
			$(206)
			$(11,475)
	2012	$716,002	$11,921
			$(42)
			$(11,879)
AB Intermediate Duration Bond Portfolio	2011	$731,589	$11,681
			$(206)
			$(11,475)
	2012	$716,002	$11,921
			$(42)
			$(11,879)
AB Inflation Protected Securities Portfolio	2011	$731,447	$11,539
			$(206)
			$(11,333)
	2012	$715,860	$11,779
			$(42)
			$(11,737)
AB High Yield Portfolio	2011	$739,845	$19,937
			$(206)
			$(19,731)
	2012	$726,348	$22,267
			$(42)
			$(22,225)

AB Small Mid-Cap Value Portfolio	2011	$738,501	$18,593
			$(206)
			$(18,387)
	2012	$722,914	$18,833
			$(42)
			$(18,791)
AB Small Mid-Cap Growth Portfolio	2011	$733,736	$13,828
			$(206)
			$(13,622)
	2012	$718,149	$14,068
			$(42)
			$(14,026)
AB Volatility Management	2011	$739,930	$20,023
			$(206)
			$(19,817)
	2012	$723,761	$19,680
			$(42)
			$(19,638)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.     DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.     PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): The AllianceBernstein Pooling Portfolios

By:	/s/ Robert M. Keith
Robert M. Keith President

Date:	October 23, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith President

Date:	October 23, 2012

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo Treasurer and Chief Financial Officer

Date:	October 23, 2012